As filed with the Securities and Exchange Commission on August 16, 2024
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

BLUE OWL CAPITAL CORPORATION
(Exact name of registrant as specified in charter)

399 Park Avenue
New York, NY 10022
(212) 419-3000
(Address and telephone number, including area code, of principal executive offices)
Jonathan Lamm
Chief Operating Officer and Chief Financial Officer
399 Park Avenue
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus, Esq. Kristin H. Burns, Esq. Dwaune L. Dupree, Esq. Eversheds Sutherland (US) LLP 700 Sixth Street, NW Washington, DC 20004 Tel: (202) 383-0100	Monica J. Shilling, P.C. Nicole M. Runyan, P.C. Phillippa Bond, P.C. Kirkland & Ellis LLP 2049 Century Park East, Suite 3700 Los Angeles, CA 90067 Tel: (310) 552-4200	Eric S. Purple. Esq. Nicole Simon, Esq. Stradley Ronon Stevens & Young, LLP 2000 K St, NW Washington DC 20004 Tel: (202) 822-9611

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the merger described in the enclosed document.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.
PRELIMINARY – SUBJECT TO COMPLETION – DATED AUGUST 16, 2024
BLUE OWL CAPITAL CORPORATION
399 Park Avenue
New York, NY 10022
MERGER PROPOSED – YOUR VOTE IS VERY IMPORTANT
[      ], 20[__]
Dear Shareholder:
On behalf of our Board of Directors (the “Board”) and our entire team, I am pleased to invite you to attend the special meeting of shareholders (the “OBDC Special Meeting”) of Blue Owl Capital Corporation (“OBDC”) to be held virtually on [      ], 20[      ] at [      ] [a.m.], Eastern Time, at the following website www.[      ].com.
Only holders of common stock of OBDC (“OBDC Shareholders”) of record as of the close of business on [      ] are entitled to notice of, and to vote at, the OBDC Special Meeting, or any adjournment(s) or postponement(s) thereof.
At the OBDC Special Meeting, you will be asked to:
(i)approve the issuance of shares of OBDC common stock, par value $0.01 per share (“OBDC Common Stock”) pursuant to the Agreement and Plan of Merger dated as of August 7, 2024 (the “Merger Agreement”) by and among OBDC, a Maryland corporation, Cardinal Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of OBDC (“Merger Sub”), Blue Owl Capital Corporation III, a Maryland corporation (“OBDE”), Blue Owl Credit Advisors LLC, a Delaware limited liability company (“OBDC Adviser”) (for the limited purposes set forth therein) and Blue Owl Diversified Credit Advisors LLC, a Delaware limited liability company (“OBDE Adviser”) (for the limited purposes set forth therein) (such proposal is referred to herein as the “Merger Stock Issuance Proposal”);
(ii)approve the Fourth Amended and Restated Investment Advisory Agreement between OBDC and OBDC Adviser (the “New OBDC Investment Advisory Agreement”) on the terms described in the accompanying joint proxy statement/prospectus (such proposal is referred to herein as the “Advisory Agreement Amendment Proposal”). The New OBDC Investment Advisory Agreement is amended to exclude the impact of purchase accounting adjustments resulting from any purchase premium or discount paid for the acquisition of assets in a merger from the calculation of the income incentive fee and the capital gains incentive fee, and to delete certain provisions and remove references to items which by their terms are not applicable to OBDC as a result of OBDC’s listing on the New York Stock Exchange.
The Board, including all of the independent directors, and upon recommendation of a committee of the Board comprised solely of the independent directors, unanimously recommends that you vote “FOR” the approval of the Merger Stock Issuance Proposal. The Board, including all of the independent directors, also unanimously recommends that you vote “FOR” the approval of the Advisory Agreement Amendment Proposal.
The approval of the Merger Stock Issuance Proposal is not contingent on the approval of the Advisory Agreement Amendment Proposal and the approval of the Advisory Agreement Amendment Proposal is not contingent on the approval of the Merger Stock Issuance Proposal. Closing of the Mergers (as defined below) is contingent upon OBDC Shareholder approval of the Merger Stock Issuance Proposal, approval by the holders of common stock of OBDE (“OBDE Shareholders”) of a proposal to adopt the Merger Agreement and certain other closing conditions.
OBDC and OBDE are proposing a combination of both companies by a series of mergers and related transactions pursuant to the Merger Agreement pursuant to which Merger Sub will merge with and into OBDE with OBDE continuing as the surviving company (the “Initial Merger”). Immediately following the Initial Merger, OBDE, as the surviving company, would merge with and into OBDC with OBDC continuing as the surviving company (the “Second Merger” and together, with the Initial Merger, the “Mergers”).
Subject to the terms and conditions of the Merger Agreement, if the Mergers are completed, each holder of OBDE common stock, par value $0.01 per share (“OBDE Common Stock”), issued and outstanding immediately prior to the effective time of the Mergers will have the right to receive, for each share of OBDE Common Stock, a number of shares of OBDC Common Stock, equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be appropriately adjusted if, between the Determination Date (as defined below) and the effective time of the Mergers, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period.

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”) each of OBDC and OBDE will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to OBDC, the “Closing OBDC NAV” and such calculation with respect to OBDE, the “Closing OBDE NAV”), in each case based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OBDC or OBDE, as applicable, in preparing the calculation of NAV per share of OBDC Common Stock or OBDE Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OBDC NAV and Closing OBDE NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.
The Exchange Ratio will be calculated as follows:
(i)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV (each, as defined in the Merger Agreement) is less than or equal to 100%, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of the OBDE Per Share NAV and the OBDC Per Share NAV;
(ii)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 100% but less than or equal to 104.50%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV (as defined in the Merger Agreement) and (y) the sum of (i) 1.00 and (ii) 50% of the difference between (a) the quotient of (I) the OBDC Common Stock Price and (II) the OBDC Per Share NAV and (b) 1.00 and (B) the OBDC Common Stock Price; or
(iii)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 104.5%, then the Exchange Ratio     shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) 102.25% and (B) the OBDC Common Stock Price.
The following scenarios provide an illustration of the mechanics of the Exchange Ratio based on the ratio of the OBDC Common Stock Price to the OBDC Per Share NAV, or the OBDC P/NAV, as of the determination of the Exchange Ratio, which will occur on the Determination Date:

OBDC P/NAV at Merger Close	Exchange Ratio Formula
OBDC P/NAV ≤ 100%	Exchange Ratio = OBDE Per Share NAV / OBDC Per Share NAV
100% < OBDC P/NAV ≤ 104.50%	Exchange Ratio = OBDE Per Share NAV × (1+50% × (OBDC P/NAV-1))/OBDC Price
OBDC P/NAV > 104.50%	Exchange Ratio = (OBDE Per Share NAV × (1+2.25%))/OBDC Price
Illustrative Exchange Ratio Calculations Using OBDC Per Share NAV and OBDE Per Share NAV as of June 30, 2024

	Scenario #1	Scenario #2	Scenario #3
OBDC Common Stock Price	$14.55	$16.05	$16.90
OBDC Per Share NAV	$15.36	$15.36	$15.36
OBDC P/NAV	94.7%	104.5%	110.0%
OBDE Per Share NAV	$15.56	$15.56	$15.56
Exchange Ratio	$15.56 / $15.36 = 1.0128	($15.56 × (1 + 50% × (104.5%-1))) / $16.05 = 0.9910	($15.56 × (1+2.25%)) / $16.90 = 0.9414
	Each OBDE Shareholder would receive 1.0128 shares of OBDC per OBDE share	Each OBDE Shareholder would receive 0.9910 shares of OBDC per OBDE share	Each OBDE Shareholder would receive 0.9414 shares of OBDC per OBDE share
No fractional shares of OBDC Common Stock will be issued, and holders of OBDE Common Stock will receive cash in lieu of fractional shares.
The market value of the consideration to be received by OBDE Shareholders will fluctuate with changes in the market price of OBDC Common Stock. You are urged to obtain current market quotations of OBDC Common Stock. OBDC Common Stock trades on the New York Stock Exchange (“NYSE”) under the ticker symbol “OBDC.” The following table shows the closing sale price of OBDC Common Stock, as reported on the NYSE on August 6, 2024, the last trading day before the execution of the Merger Agreement.

OBDC Common Stock
Closing NYSE Sales Price on August 6, 2024	$14.81
The notice of the OBDC Special Meeting and joint proxy statement/prospectus accompanying this letter provide a further outline of the Mergers and the business to be conducted at the OBDC Special Meeting.

Your vote is extremely important! Your immediate response will help avoid potential delays and expenses associated with soliciting shareholder votes. I urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope at your earliest convenience to assure that your shares are represented at the OBDC Special Meeting. If you prefer, you can authorize your proxy through the internet or by telephone as described in the accompanying joint proxy statement/prospectus and on the enclosed proxy card.

Sincerely yours,

Craig W. Packer
Chief Executive Officer and Director
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of OBDC Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This joint proxy statement/prospectus is dated [      ], 20[__] and it is first being mailed or otherwise delivered to OBDC Shareholders on or about [      ], 20[__] .

Blue Owl Capital Corporation 399 Park Avenue New York, NY 10022 (212) 419-3000	Blue Owl Capital Corporation III 399 Park Avenue New York, NY 10022 (212) 419-3000

BLUE OWL CAPITAL CORPORATION
399 Park Avenue
New York, NY 10022
(212) 419-3000
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [      ], 20[__]
Notice is hereby given to the owners of shares of common stock (the “OBDC Shareholders”) of Blue Owl Capital Corporation (“OBDC”) that:
A Special Meeting of Shareholders (the “OBDC Special Meeting”) of OBDC will be held virtually on [      ], 20[__] at [      ], Eastern Time, at the following website: www.[      ].com for OBDC Shareholders to consider and vote on:
(i)the issuance of shares of OBDC common stock, par value $0.01 per share (“OBDC Common Stock”) pursuant to the Agreement and Plan of Merger, dated as of August 7, 2024 (the “Merger Agreement”), by and among OBDC, a Maryland corporation, Cardinal Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of OBDC (“Merger Sub”), Blue Owl Capital Corporation III, a Maryland corporation (“OBDE”), Blue Owl Credit Advisors LLC, a Delaware limited liability company (“OBDC Adviser”) (for the limited purposes set forth therein) and Blue Owl Diversified Credit Advisors LLC, a Delaware limited liability company (“OBDE Adviser”) (for the limited purposes set forth therein) (such proposal is referred to herein as the “Merger Stock Issuance Proposal”); and
(ii)a proposal to approve the Fourth Amended and Restated Investment Advisory Agreement between OBDC and OBDC Adviser (the “New OBDC Investment Advisory Agreement”) on the terms described in the accompanying joint proxy statement/prospectus (such proposal is referred to herein as the “Advisory Agreement Amendment Proposal” and together, with the Merger Stock Issuance Proposal, the “OBDC Proposals”) The New OBDC Investment Advisory Agreement is amended to exclude the impact of purchase accounting adjustments resulting from any purchase premium or discount paid for the acquisition of assets in a merger from the calculation of the income incentive fee and the capital gains incentive fee, and to delete certain provisions and remove references to items which by their terms are not applicable to OBDC as a result of OBDC’s listing on the New York Stock Exchange .
The approval of the Merger Stock Issuance Proposal is not contingent on the approval of the Advisory Agreement Amendment Proposal and the approval of the Advisory Agreement Amendment Proposal is not contingent on the approval of the Merger Stock Issuance Proposal. Closing of the Mergers is contingent upon OBDC Shareholder approval of the Merger Stock Issuance Proposal, approval by holders of common stock of OBDE(“OBDE Shareholders”) of a proposal to adopt the Merger Agreement and certain other closing conditions. If the Mergers do not close, the OBDC Common Stock will not be issued pursuant to the Merger Stock Issuance Proposal, even if approved by OBDC Shareholders.
Pursuant to the Merger Agreement, Merger Sub will merge with and into OBDE, with OBDE continuing as the surviving company (the “Initial Merger”), followed immediately by the merger of OBDE with and into OBDC, with OBDC as the surviving company (the “Second Merger” and together, with the Initial Merger, the “Mergers”). Subject to the terms and conditions of the Merger Agreement, if the Initial Merger is completed, each holder of OBDE common stock, par value $0.01 per share (“OBDE Common Stock”), issued and outstanding immediately prior to the effective time of the Initial Merger will have the right to receive, for each share of OBDE Common Stock, a number of shares of OBDC Common Stock equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be adjusted if, between the Determination Date (as defined below) and the effective time of the Mergers, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares, or similar transaction or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period.
Under the terms of the Merger Agreement, the “Exchange Ratio” is calculated by taking into account the per share net asset value (“NAV”) of OBDC (the “OBDC Per Share NAV”) and the adjusted per share NAV of OBDE (the “OBDE Per Share NAV”), as well as the closing price per share of OBDC Common Stock on the NYSE on a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”) or, if the NYSE is closed, the most recent trading day (the “OBDC Common Stock Price”). See “Summary of the Merger—Merger Consideration” in the joint proxy statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.
Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the OBDC Special Meeting if you were an OBDC Shareholder of record at the close of business on [      ], 20[__] . Whether or not you expect to be present virtually at the OBDC Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to OBDC. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the OBDC Special Meeting, the OBDC Special Meeting may be adjourned in order to permit further solicitation of proxies by OBDC.

The Mergers and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached to this joint proxy statement/prospectus as Annex A.
THE OBDC BOARD OF DIRECTORS (THE “OBDC BOARD”), INCLUDING, AFTER SEPARATE MEETINGS AND DISCUSSION, ALL OF THE INDEPENDENT DIRECTORS, AND UPON RECOMMENDATION OF A COMMITTEE OF THE OBDC BOARD COMPRISED SOLELY OF THE INDEPENDENT DIRECTORS OF OBDC (THE “OBDC SPECIAL COMMITTEE”), HAS UNANIMOUSLY APPROVED THE MERGER STOCK ISSUANCE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT OBDC SHAREHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL.
THE OBDC BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS UNANIMOUSLY APPROVED THE ADVISORY AGREEMENT AMENDMENT PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT OBDC SHAREHOLDERS VOTE “FOR” THE ADVISORY AGREEMENT AMENDMENT PROPOSAL.

By Order of the OBDC Board of Directors,

Neena A. Reddy
Secretary [ ], 20[__]
This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the OBDC Board. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the OBDC Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the OBDC Special Meeting and voting virtually. In addition to the use of mail, directors, officers and regular employees of OBDC Adviser, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from OBDC Shareholders. The address of OBDC Adviser is 399 Park Avenue, 37th Floor, New York, NY 10022.
Important notice regarding the availability of proxy materials for the OBDC Special Meeting, OBDC’s joint proxy statement/prospectus and the proxy card are available at www.[      ].com.

BLUE OWL CAPITAL CORPORATION III
399 Park Avenue
New York, NY 10022
MERGER PROPOSED – YOUR VOTE IS VERY IMPORTANT
[      ], 20[__]
Dear Shareholder:
On behalf of our Board of Directors (the “Board”) and our entire team, I am pleased to invite you to attend the special meeting of shareholders (the “OBDE Special Meeting”) of Blue Owl Capital Corporation III (“OBDE”), to be held virtually on [      ], 20[__] at [      ] [a.m.], Eastern Time, at the following website www.[      ].com.
Only holders of common stock of OBDE (“OBDE Shareholders”) of record as of the close of business on [      ] are entitled to notice of, and to vote at, the OBDE Special Meeting, or any adjournment(s) or postponement(s) thereof.
At the OBDE Special Meeting, you will be asked to adopt the Agreement and Plan of Merger, dated as of August 7, 2024 (the “Merger Agreement”), by and among OBDE, Blue Owl Capital Corporation, a Maryland Corporation (“OBDC”), Cardinal Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of OBDC (“Merger Sub”), Blue Owl Credit Advisors LLC, a Delaware limited liability company (“OBDC Adviser”) (for the limited purposes set forth therein), and Blue Owl Diversified Credit Advisors LLC, a Delaware limited liability company (for the limited purposes set forth therein) (such proposal is referred to herein as the “Merger Proposal”).
The Board, including all of the independent directors, and upon recommendation of a committee of the Board comprised solely of the independent directors, unanimously recommends that you vote “FOR” the approval of the Merger Agreement.
Closing of the Mergers (as defined below) is contingent upon OBDE Shareholder approval of the Merger Proposal, approval by OBDC shareholders of the issuance of shares of OBDC common stock, par value $0.01 per share (“OBDC Common Stock”) pursuant to the Merger Agreement and certain other closing conditions.
OBDC and OBDE are proposing a combination of both companies by a series of mergers and related transactions pursuant to the Merger Agreement pursuant to which Merger Sub will merge with and into OBDE with OBDE continuing as the surviving company (the “Initial Merger”). Immediately following the Initial Merger, OBDE, as the surviving company, would merge with and into OBDC with OBDC continuing as the surviving company (the “Second Merger” and together, with the Initial Merger, the “Mergers”).
Subject to the terms and conditions of the Merger Agreement, if the Mergers are completed, each holder of OBDE common stock, par value $0.01 per share (“OBDE Common Stock”), issued and outstanding immediately prior to the effective time of the Mergers will have the right to receive, for each share of OBDE Common Stock, a number of shares of OBDC Common Stock, equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be appropriately adjusted if, between the Determination Date (as defined below) and the effective time of the Mergers, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period.
As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”) each of OBDC and OBDE will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to OBDC, the “Closing OBDC NAV” and such calculation with respect to OBDE, the “Closing OBDE NAV”), in each case, based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OBDC or OBDE, as applicable, in preparing the calculation of NAV per share of OBDC Common Stock or OBDE Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OBDC NAV and Closing OBDE NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.
The Exchange Ratio will be calculated as follows:
(i)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV (each, as defined in the Merger Agreement) is less than or equal to 100%, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of the OBDE Per Share NAV and the OBDC Per Share NAV;
(ii)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 100% but less than or equal to 104.50%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) the sum of (i) 1.00 and (ii) 50% of the difference between (a) the quotient of (I) the OBDC Common Stock Price and (II) the OBDC Per Share NAV and (b) 1.00 and (B) the OBDC Common Stock Price; or
(iii)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 104.5%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) 102.25% and (B) the OBDC Common Stock Price.

The following scenarios provide an illustration of the mechanics of the Exchange Ratio based on the ratio of the OBDC Common Stock Price to the OBDC Per Share NAV, or the OBDC P/NAV, as of the determination of the Exchange Ratio, which will occur on the Determination Date:

OBDC P/NAV at Merger Close	Exchange Ratio Formula
OBDC P/NAV ≤ 100%	Exchange Ratio = OBDE Per Share NAV / OBDC Per Share NAV
100% < OBDC P/NAV ≤ 104.50%	Exchange Ratio = OBDE Per Share NAV × (1+50% × (OBDC P/NAV-1))/OBDC Price
OBDC P/NAV > 104.50%	Exchange Ratio = (OBDE Per Share NAV × (1+2.25%))/OBDC Price
Illustrative Exchange Ratio Calculations Using OBDC Per Share NAV and OBDE Per Share NAV as of June 30, 2024

	Scenario #1	Scenario #2	Scenario #3
OBDC Common Stock Price	$14.55	$16.05	$16.90
OBDC Per Share NAV	$15.36	$15.36	$15.36
OBDC P/NAV	94.7%	104.5%	110.0%
OBDE Per Share NAV	$15.56	$15.56	$15.56
Exchange Ratio	$15.56 / $15.36 = 1.0128	($15.56 × (1 + 50% × (104.5%-1))) / $16.05 = 0.9910	($15.56 × (1+2.25%)) / $16.90 = 0.9414
	Each OBDE Shareholder would receive 1.0128 shares of OBDC per OBDE share	Each OBDE Shareholder would receive 0.9910 shares of OBDC per OBDE share	Each OBDE Shareholder would receive 0.9414 shares of OBDC per OBDE share
No fractional shares of OBDC Common Stock will be issued, and holders of OBDE Common Stock will receive cash in lieu of fractional shares.
The market value of the consideration to be received by OBDE Shareholders will fluctuate with changes in the market price of OBDC Common Stock. You are urged to obtain current market quotations of OBDC Common Stock. OBDC Common Stock trades on the New York Stock Exchange (“NYSE”) under the ticker symbol “OBDC.” The following table shows the closing sale price of OBDC Common Stock, as reported on the NYSE on August 6, 2024, the last trading day before the execution of the Merger Agreement.

OBDC Common Stock
Closing NYSE Sales Price on August 6, 2024	$14.81
The notice of the OBDE Special Meeting and joint proxy statement/prospectus accompanying this letter provide a further outline of the Mergers and the business to be conducted at the OBDE Special Meeting.
Your vote is extremely important! Your immediate response will help avoid potential delays and expenses associated with soliciting shareholder votes. I urge you to complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope at your earliest convenience to assure that your shares are represented at the OBDE Special Meeting. If you prefer, you can authorize your proxy through the internet or by telephone as described in the accompanying joint proxy statement/prospectus and on the enclosed proxy card.

Sincerely yours,

Craig W. Packer
Chief Executive Officer and Director
This joint proxy statement/prospectus is dated [      ], 20[__] and it is first being mailed or otherwise delivered to OBDE Shareholders on or about [      ], 20[__] .

Blue Owl Capital Corporation 399 Park Avenue New York, NY 10022 (212) 419-3000	Blue Owl Capital Corporation III 399 Park Avenue New York, NY 10022 (212) 419-3000

BLUE OWL CAPITAL CORPORATION III
399 Park Avenue
New York, NY 10022
(212) 419-3000
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [      ], 20[__]
Notice is hereby given to the owners of shares of common stock (the “OBDE Shareholders”) of Blue Owl Capital Corporation III (“OBDE”) that:
A Special Meeting of Shareholders (the “OBDE Special Meeting”) of OBDE will be held virtually on [      ], 20[      ] at [      ], Eastern Time, at the following website: www.[      ].com for OBDE Shareholders to approve the Agreement and Plan of Merger, dated as of August 7, 2024 (the “Merger Agreement”), by and among Blue Owl Capital Corporation, a Maryland corporation (“OBDC”), Cardinal Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of OBDC (“Merger Sub”), OBDE, a Maryland corporation, Blue Owl Credit Advisors LLC, a Delaware limited liability company (for the limited purposes set forth therein) and Blue Owl Diversified Credit Advisors LLC, a Delaware limited liability company (“OBDE Adviser”) (for the limited purposes set forth therein).
Closing of the Mergers is contingent upon OBDE Shareholder approval of the Merger Proposal, approval by OBDC shareholders of the issuance of shares of OBDC Common Stock pursuant to the Merger Agreement and certain other closing conditions.
Pursuant to the Merger Agreement, Merger Sub will merge with and into OBDE, with OBDE continuing as the surviving company (the “Initial Merger”), followed immediately by the merger of OBDE with and into OBDC, with OBDC as the surviving company (the “Second Merger” and together, with the Initial Merger, the “Mergers”) (such proposal is referred to herein as the “Merger Proposal”). Subject to the terms and conditions of the Merger Agreement, if the Initial Merger is completed, each holder of OBDE common stock, par value $0.01 per share (“OBDE Common Stock”), issued and outstanding immediately prior to the effective time of the Initial Merger will have the right to receive, for each share of OBDE Common Stock, a number of shares of OBDC common stock, par value $0.01 per share (“OBDC Common Stock”) equal to the Exchange Ratio (as defined below), provided, that the Exchange Ratio shall be adjusted if, between the Determination Date (as defined below) and the effective time of the Mergers, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares,or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period.
Under the terms of the Merger Agreement, the “Exchange Ratio” is calculated by taking into account the per share net asset value (“NAV”) of OBDC (the “OBDC Per Share NAV”) and the adjusted per share NAV of OBDE (the “OBDE Per Share NAV”), as well as the closing price per share of OBDC Common Stock on the NYSE on a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”) or, if the NYSE is closed, the most recent trading day (the “OBDC Common Stock Price”). See “Summary of the Merger—Merger Consideration” in the joint proxy statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.
Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the OBDE Special Meeting if you were an OBDE Shareholder of record at the close of business on [     ], 20[__] . Whether or not you expect to be present virtually at the OBDE Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the OBDE Special Meeting, the OBDE Special Meeting may be adjourned in order to permit further solicitation of proxies by OBDE.
The Mergers and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached to this joint proxy statement/prospectus as Annex A.
THE OBDE BOARD, INCLUDING, AFTER SEPARATE MEETINGS AND DISCUSSION, ALL OF THE INDEPENDENT DIRECTORS, AND UPON RECOMMENDATION OF A COMMITTEE OF THE OBDE BOARD OF DIRECTORS COMPRISED SOLELY OF THE INDEPENDENT DIRECTORS OF OBDE (THE “OBDE SPECIAL COMMITTEE”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.

By Order of the OBDE Board of Directors,

Neena A. Reddy
Secretary
[ ], 20[__]
This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the OBDE Board. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the OBDE Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the OBDE Special Meeting and voting virtually. In addition to the use of mail, directors, officers and regular employees of OBDE

Adviser, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from OBDE Shareholders. The address of OBDE Adviser is 399 Park Avenue, 37th Floor, New York, NY 10022.
Important notice regarding the availability of proxy materials for the OBDE Special Meeting, OBDE’s joint proxy statement/prospectus and the proxy card are available at www.[      ].com.

ABOUT THIS DOCUMENT
This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by OBDC (File No. 333-[      ]), constitutes a prospectus of OBDC under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of OBDC Common Stock to be issued to OBDE Shareholders as required by the Merger Agreement.
This document also constitutes a joint proxy statement of OBDC and OBDE under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) a special meeting of OBDC Shareholders (the “OBDC Special Meeting”), at which OBDC Shareholders will be asked to vote upon the issuance of the OBDC Common Stock pursuant to the Merger Agreement (such proposal, the “Merger Stock Issuance Proposal”) and the adoption of the Fourth Amended And Restated Investment Advisory Agreement between OBDC and OBDC Adviser (the “Advisory Agreement Amendment Proposal” and together, with the Merger Stock Issuance Proposal, the “OBDC Proposals”); and (2) a special meeting of OBDE Shareholders (the “OBDE Special Meeting”), at which OBDE Shareholders will be asked to vote on the adoption of the Merger Agreement, pursuant to which the Mergers will be completed (such proposal, the “Merger Proposal”).
You should rely only on the information contained in this joint proxy statement/prospectus, including in determining how to vote your share of OBDC Common Stock or OBDE Common Stock, as applicable. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [      ], 20[__] . You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to OBDC Shareholders or OBDE Shareholders nor the issuance of OBDC Common Stock in connection with the Mergers will create any implication to the contrary.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.
Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding OBDC has been provided by OBDC and information contained in this joint proxy statement/prospectus regarding OBDE has been provided by OBDE.
When used in this document, unless otherwise indicated in this document or the context otherwise requires:
•“Advisers” refers, collectively, to OBDC Adviser and OBDE Adviser;
•“BDC” refers to a business development company;
•“BofA Securities” refers to BofA Securities, Inc., a financial advisor to the OBDC Special Committee;
•“Blue Owl” refers, collectively, to the activities and operations of Blue Owl Capital Inc., of which OBDC Adviser and OBDE Adviser are indirect affiliates;
•“Closing OBDC NAV” refers to the calculation of OBDC’s NAV as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties), historically used by OBDC in preparing the calculation of NAV per share of OBDC Common Stock (with an accrual for any dividend declared by OBDC and not yet paid);
•“Closing OBDE NAV” refers to the calculation of OBDE’s NAV as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties), historically used by OBDE in preparing the calculation of the net asset value per share of OBDE Common Stock (with an accrual for any dividend declared by OBDE and not yet paid);

•“Code” refers to the Internal Revenue Code of 1986, as amended;
•“Current OBDC Investment Advisory Agreement” refers to the Third Amended and Restated Investment Advisory Agreement, dated May 18, 2021, by and between OBDC and OBDC Adviser;
•“Determination Date” refers to an agreed upon date no more than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger;
•“Effective Time” refers to the effective time of the Initial Merger;
•“ING” refers to ING Financial Markets LLC, a co-financial advisor to the OBDC Special Committee;
•“Initial Merger” refers to the merger of Merger Sub with and into OBDE, with OBDE as the surviving company;
•“KBW” refers to Keefe, Bruyette & Woods, Inc., financial advisor to the OBDE Special Committee;
•“Merger Agreement” refers to the Agreement and Plan of Merger, dated August 7, 2024, by and among OBDC, Merger Sub, OBDE, OBDC Adviser (for the limited purposes set forth therein) and OBDE Adviser (for the limited purposes set forth therein);
•“Mergers” refers to the Initial Merger, together with, unless the context otherwise requires, the Second Merger;
•“Merger Sub” refers to Cardinal Merger Sub Inc., a wholly owned subsidiary of OBDC;
•“MUFG” refers to MUFG Bank, Ltd., a co-financial advisor to the OBDC Special Committee;
•“NAV” refers to net asset value;
•“OBDC” refers to Blue Owl Capital Corporation and, where applicable, its consolidated subsidiaries;
•“OBDC Adviser” refers to Blue Owl Credit Advisors LLC, the investment adviser to OBDC;
•“OBDC Board” refers to the board of directors of OBDC;
•“OBDC Common Stock” refers to shares of OBDC common stock, par value $0.01 per share;
•“OBDC Common Stock Price” refers to the closing price per share of OBDC Common Stock on the NYSE on either the Determination Date or, if the NYSE is closed, the most recent trading day;
•“OBDC Independent Directors” refers to the independent members of the OBDC Board in their capacity as such;
•“OBDC Per Share NAV” refers to the quotient of (i) the Closing OBDC NAV divided by (ii) the number of shares of OBDC Common Stock issued and outstanding as of the Determination Date;
•“OBDC Shareholders” refers to the holders of OBDC Common Stock;
•“OBDC Special Committee” refers to the special committee of the OBDC Board comprised of the OBDC Independent Directors;
•“OBDE” refers to Blue Owl Capital Corporation III and, where applicable, its consolidated subsidiaries;
•“OBDE Adviser” refers to Blue Owl Diversified Credit Advisors LLC , the investment adviser to OBDE;
•“OBDE Board” refers to the board of directors of OBDE;
•“OBDE Common Stock” refers to shares of OBDE common stock, par value $0.01 per share;

•“OBDE Independent Directors” refers to the independent members of the OBDE Board in their capacity as such;
•“OBDE Investment Advisory Agreement” refers to the Amended and Restated Investment Advisory Agreement, dated as of May 18, 2021, by and between OBDE and OBDE Adviser;
•“OBDE Per Share NAV” refers to the quotient of (i) the Closing OBDE NAV divided by (ii) the number of shares of OBDE Common Stock issued and outstanding as of the Determination Date;
•“OBDE Shareholders” refers to the holders of OBDE Common Stock;
•“OBDE Special Committee” refers to the special committee of the OBDE Board comprised of the OBDE Independent Directors;
•“New OBDC Investment Advisory Agreement” refers to the proposed Fourth Amended And Restated Investment Advisory Agreement by and between OBDC and OBDC Adviser;
•“RIC” refers to a regulated investment company;
•“Second Effective Time” refers to the effective time of the Second Merger;
•“Second Merger” refers to the merger of OBDE, as the surviving company of the Initial Merger, with and into OBDC, with OBDC as the surviving company;
•“SMBC” refers to SMBC Nikko Securities America, Inc., co-financial advisor to the OBDE Special Committee; and
•“Truist” refers to Truist Securities, Inc., a financial advisor to the OBDC Special Committee.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGERS
The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Mergers) and the voting procedures for each of the OBDC Special Meeting and the OBDE Special Meeting.
Questions and Answers about the Special Meetings
Q:         Why am I receiving these materials?
A:          OBDC is furnishing these materials in connection with the solicitation of proxies by the OBDC Board for use at the OBDC Special Meeting to be held virtually on [      ], 20[      ] at [      ]:00 a.m., Eastern Time, at the following website: www.[      ].com, and any adjournments or postponements thereof.
OBDE is furnishing these materials in connection with the solicitation of proxies by the OBDE Board for use at the OBDE Special Meeting to be held virtually on [      ], 20[     ] at [      ]:00 a.m., Eastern Time, at the following website: www.[      ].com, and any adjournments or postponements thereof.
This joint proxy statement/prospectus and the accompanying materials are being mailed on or about [      ], 20[__] to shareholders of record of OBDC and OBDE described below and are available at www.[      ].com.
Q:         What items will be considered and voted on at the OBDC Special Meeting?
A:         At the OBDC Special Meeting, OBDC Shareholders will be asked to approve (i) the Merger Stock Issuance  Proposal and (ii) the Advisory Agreement Amendment Proposal.
Q:         What items will be considered and voted on at the OBDE Special Meeting?
A:         At the OBDE Special Meeting, OBDE Shareholders will be asked to approve the Merger Proposal.
Q:         How does the OBDC Board recommend voting on the proposals at the OBDC Special Meeting?
A:          After careful consideration, on the recommendation of the OBDC Special Committee, the OBDC Board unanimously approved the Merger Agreement, including the Mergers and the related transactions. The OBDC Board, including each of the OBDC Independent Directors, also approved the New OBDC Investment Advisory Agreement. The OBDC Board, including each of the OBDC Independent Directors, unanimously recommends that OBDC Shareholders vote “FOR” each of the OBDC Proposals.
Q:         How does the OBDE Board recommend voting on the Merger Proposal at the OBDE Special Meeting?
A:          After careful consideration, on the recommendation of the OBDE Special Committee, the OBDE Board unanimously approved the Merger Agreement, including the Initial Merger and the related transactions. The OBDE Board, including each of the OBDE Independent Directors, unanimously recommends that OBDE Shareholders vote “FOR” the Merger Proposal.
Q:         If I am an OBDC Shareholder, what is the “Record Date” and what does it mean?
A:          The record date for the OBDC Special Meeting is [     ], 20[__] (the “OBDC Record Date”). The OBDC Record Date is established by the OBDC Board, and only OBDC Shareholders at the close of business on the OBDC Record Date are entitled to receive notice of the OBDC Special Meeting and vote at the OBDC Special Meeting. As of the OBDC Record Date, there were [     ] shares of OBDC Common Stock outstanding.

Q:         If I am an OBDE Shareholder, what is the “Record Date” and what does it mean?
A:          The record date for the OBDE Special Meeting is [     ], 20[__] (the “OBDE Record Date”). The OBDE Record Date is established by the OBDE Board, and only OBDE Shareholders at the close of business on the OBDE Record Date are entitled to receive notice of the OBDE Special Meeting and vote at the OBDE Special Meeting. As of the OBDE Record Date, there were [     ] shares of OBDE Common Stock outstanding.
Q:         If I am an OBDC Shareholder, how many votes do I have?
A:         Each share of OBDC Common Stock held by a holder of record as of the OBDC Record Date has one vote on each matter to be considered at the OBDC Special Meeting.
Q:         If I am an OBDE Shareholder, how many votes do I have?
A:         Each share of OBDE Common Stock held by a holder of record as of the OBDE Record Date has one vote on each matter to be considered at the OBDE Special Meeting.
Q:          If I am an OBDC Shareholder, how do I participate in the OBDC Special Meeting and vote?
A:          An OBDC Shareholder may vote virtually at the OBDC Special Meeting or by proxy in accordance with the instructions provided below. An OBDC Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the 16-digit control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•By internet : www.[      ].com
•By telephone : [      ] to reach a toll-free, automated touchtone voting line, or [      ] Monday through Friday [      ]:00. a.m. until [      ]:00 p.m. Eastern Time to reach a toll-free, live operator line.
•By mail : You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [     ], 20[__].
Important notice regarding the availability of proxy materials for the OBDC Special Meeting, this joint proxy statement/prospectus and the proxy card are available at www.[      ].com.
Q:          If I am an OBDE Shareholder, how do I participate in the OBDE Special Meeting and vote?
A:          An OBDE Shareholder may vote virtually at the OBDE Special Meeting or by proxy in accordance with the instructions provided below. An OBDE Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the 16-digit control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•By internet : www.[      ].com
•By telephone : [      ] to reach a toll-free, automated touchtone voting line, or [      ] Monday through Friday [      ]:00. a.m. until [      ]:00 p.m. Eastern Time to reach a toll-free, live operator line.
•By mail : You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [      ], 20[__].
Important notice regarding the availability of proxy materials for the OBDE Special Meeting, this joint proxy statement/prospectus and the proxy card are available at www.[      ].com.
Q:         What if an OBDC Shareholder does not specify a choice for a matter when authorizing a proxy?
A:          All properly executed proxies representing shares of OBDC Common Stock received prior to the OBDC Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of OBDC Common Stock will be voted “FOR” each of the OBDC Proposals.
Q:         What if an OBDE Shareholder does not specify a choice for a matter when authorizing a proxy?
A:          All properly executed proxies representing shares of OBDE Common Stock at the OBDE Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of OBDE Common Stock will be voted “FOR” the Merger Proposal.
Q:         If I am an OBDC Shareholder, how can I change my vote or revoke a proxy?
A:          You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the OBDC Special Meeting, or by a notice, provided in writing and signed by you, delivered to OBDC’s Secretary on any business day before the date of the OBDC Special Meeting.
Q:         If I am an OBDE Shareholder, how can I change my vote or revoke a proxy?
A:          You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the OBDE Special Meeting, or by a notice, provided in writing and signed by you, delivered to OBDE’s Secretary on any business day before the date of the OBDE Special Meeting.
Q:         If my shares of OBDC Common Stock or OBDE Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?
A:          No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the applicable special meeting.
Q:         What constitutes a “quorum” for the OBDC Special Meeting?
A:          A majority of the outstanding shares of OBDC Common stock must be present or represented by proxy at the OBDC Special Meeting in order to have a quorum. If quorum is not met, the chairman of the OBDC Special Meeting may adjourn the OBDC Special Meeting to permit the further solicitation of proxies.
If there appears not to be enough votes for a quorum or to approve the OBDC Proposals at the OBDC Special Meeting, the chairman of the OBDC Special Meeting shall have the power to conclude or adjourn the OBDC Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the OBDC Special Meeting.

Q:         What constitutes a “quorum” for the OBDE Special Meeting?
A:          A majority of the outstanding shares of OBDE Common stock must be present or represented by proxy at the OBDE Special Meeting in order to have a quorum. If quorum is not met, the chairman of the meeting may adjourn the OBDE Special Meeting to permit the further solicitation of proxies.
If there appears not to be enough votes for a quorum or to approve the Merger Proposal at the OBDE Special Meeting, the chairman of the OBDE Special Meeting shall have the power to conclude or adjourn the OBDE Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the OBDE Special Meeting.
Q:         What vote is required to approve the Merger Stock Issuance Proposal being considered at the OBDC Special Meeting?
A:          The affirmative vote of the holders of a majority of the votes cast by OBDC Shareholders at the OBDC Special Meeting virtually or by proxy is required for approval of the Merger Stock Issuance Proposal (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
Q:         What vote is required to approve the Advisory Agreement Amendment Proposal being considered at the OBDC Special Meeting?
The affirmative vote of “a majority of the outstanding voting securities” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of OBDC Common Stock is required to approve the Advisory Agreement Amendment Proposal. Under the 1940 Act, a “majority of the outstanding voting securities” of OBDC is the lesser of: (1) 67% of the shares of OBDC Common Stock present at the OBDC Special Meeting if the holders of more than 50% of the outstanding shares of OBDC Common Stock are present or represented by proxy, or (2) more than 50% of the outstanding shares of OBDC Common Stock. Abstentions will have the effect of a vote “against” this proposal.
Q:         What vote is required to approve the Merger Proposal being considered at the OBDE Special Meeting?
A:          The affirmative vote of the holders of a majority of the outstanding shares of OBDE Common Stock entitled to be cast at the OBDE Special Meeting is required to approve the Merger Proposal. Abstentions will have the effect of a vote “against” this proposal.
Q:         If an OBDC Shareholder or OBDE Shareholder holds shares in “street name” through a broker, bank or other nominee, can they exercise voting discretion with respect to the OBDC Proposals or Merger Proposal?
A:          If an OBDC Shareholder or OBDE Shareholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the OBDC Proposals or the Merger Proposal, respectively, as these are non-routine proposals. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes.” As the OBDC Proposals and the Merger Proposal are non-routine matters for OBDC and OBDE, respectively, no broker non-votes are expected.
Q:         What will happen if the proposals being considered at the OBDC Special Meeting and the OBDE Special Meeting are not approved by the required vote?
A:          As discussed in more detail in this joint proxy statement/prospectus, closing of the Mergers is conditioned on, among other things, (i) approval of the Merger Stock Issuance Proposal by OBDC Shareholders at the OBDC Special Meeting, (ii) approval of the Merger Proposal by OBDE Shareholders at the OBDE Special Meeting, and (iii) the receipt of any required regulatory and other approvals.

If the Merger Stock Issuance Proposal is not approved by OBDC Shareholders, then the Mergers will not close. If the Merger Proposal is not approved by OBDE Shareholders, then the Mergers will not close.
If the Mergers do not close because either OBDC Shareholders or OBDE Shareholders do not approve the applicable proposals or any of the other conditions to the closing of the Mergers are not satisfied or waived, each of OBDC and OBDE will continue to operate pursuant to the current agreements in place for each (unless, in the case of OBDC, the Advisory Agreement Amendment Proposal is approved), and each of OBDC’s and OBDE’s respective directors and executive officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified or their resignation.
The approval of the Advisory Agreement Amendment Proposal is not contingent on the approval of the Merger Stock Issuance Proposal, and the approval of the Advisory Agreement Amendment Proposal by OBDC Shareholders is not a condition to the closing of the Mergers.
Q:         How will the final voting results be announced?
A:          Preliminary voting results will be announced at each special meeting. Final voting results will be published by OBDC and OBDE in a current report on Form 8-K within four business days after the date of the OBDC Special Meeting and the OBDE Special Meeting, respectively.
Q:         Will OBDC and OBDE incur expenses in soliciting proxies?
A:          OBDC and OBDE will equally bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Shareholders and proxy card. OBDC and OBDE intend to use the services of [     ] to aid in the distribution and collection of proxy votes. OBDC and OBDE expect to pay [     ] for such services. No additional compensation will be paid to directors, officers or regular employees for such services.
For more information regarding expenses related to the Mergers, see “Questions and Answers about the Merger—Who is responsible for paying the expenses relating to completing the Mergers?”
Q:         What does it mean if I receive more than one proxy card?
A:          Some of your shares of OBDC Common Stock or OBDE Common Stock, as applicable, may be registered differently or held in different accounts. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.
Q:         Are the proxy materials available electronically?
A:          In accordance with regulations promulgated by the SEC, OBDC and OBDE have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable Notice of Special Meeting of Shareholders and the applicable proxy card available to OBDC Shareholders and OBDE Shareholders on the internet. Shareholders may (i) access and review the proxy materials of OBDC and OBDE, as applicable, (ii) authorize their proxies, as described in “The OBDC Special Meeting—Voting of Proxies” and “The OBDE Special Meeting—Voting of Proxies” and/or (iii) elect to receive future proxy materials by electronic delivery via the internet address provided below.
The registration statement (of which this joint proxy statement/prospectus forms a part), each Notice of Special Meeting of Shareholders and each proxy card are available at www.[     ].com.
Q:         Will my vote make a difference?
A:          Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting shareholder votes.

Q:         Whom can I contact with any additional questions?
A:          If you are an OBDC Shareholder or an OBDE Shareholder, you can contact OBDC’s or OBDE’s Investor Relations Departments at the below contact information with any additional questions:

OBDC Investor Relations 399 Park Avenue New York, New York 10022 (212) 419-3000	OBDE Investor Relations 399 Park Avenue New York, New York 10022 (212) 419-3000
Q:         Where can I find more information about OBDC and OBDE?
A:          You can find more information about OBDC and OBDE in the documents described under the caption “Where You Can Find More Information.”
Q:         What do I need to do now?
A:          You are urged to read carefully this entire document, including its annexes and the documents incorporated by reference. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.
Questions and Answers about the Mergers
Q:         What will happen in the Initial Merger and Second Merger?
A:          OBDE will be the surviving company of the Initial Merger and will continue its existence as a corporation under the laws of the State of Maryland until the Second Merger. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the Effective Time, pursuant to the Second Merger, OBDE, as the surviving company of the Initial Merger, will merge with and into OBDC, with OBDC as the surviving entity.
Q:         What will OBDE Shareholders receive in the Mergers?
A:          At the Effective Time, each share of OBDE Common Stock issued and outstanding immediately prior to the Effective Time, except for shares, if any, owned by OBDC or any of its consolidated subsidiaries (the “Cancelled Shares”), shall be converted into the right to receive a number of OBDC Common Stock equal to the Exchange Ratio (as defined below) in connection with the closing of the Mergers.
Under the terms of the Merger Agreement, if the Mergers are completed, each holder of OBDE Common Stock, issued and outstanding immediately prior to the effective time of the Mergers will have the right to receive, for each share of OBDE Common Stock, a number of shares of OBDC Common Stock, based on an exchange ratio determined prior to closing of the Mergers that potentially values OBDE at a premium to its NAV with such premium-to-NAV subject to a cap of 2.25% (the “Merger Consideration”).
As described in more detail in this joint proxy statement/prospectus, the Exchange Ratio is calculated by taking into account the OBDC Per Share NAV and the OBDE Per Share NAV, as well as the OBDC Common Stock Price.
See “Summary of the Mergers—Merger Consideration” in the joint proxy statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.

Q:        What will happen to the existing transfer restrictions on OBDE Common Stock as a result of the Mergers?
A:        If the Mergers close before January 24, 2025, any portion of the OBDE Common Stock outstanding prior to the Mergers subject to transfer restrictions (or “lock-ups”) will have the transfer restrictions waived immediately prior to the closing.
Q:        Will there be other lock-ups in connection with the Mergers?
A:         No.
Q:         Is the Exchange Ratio subject to any adjustment?
A:          Yes. The Exchange Ratio will be appropriately adjusted if, between the Determination Date and the Effective Time, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock has been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been declared with a record date within such period.
Q:         Who is responsible for paying the expenses relating to completing the Mergers?
A:          In general, all fees and expenses incurred in connection with the Mergers will be paid by the person incurring such fees and expenses, whether or not the Mergers are consummated. However, OBDC and OBDE will equally bear the costs and expenses of printing and mailing this joint proxy statement/prospectus, all filing and other fees paid to the SEC in connection with the Mergers, all filings and other fees in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the fees and expenses of legal services to OBDE, OBDC and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby. See “Description of the Merger Agreement—Expenses and Fees.”
Solely in the event the Mergers are consummated, OBDC Adviser will reimburse each of OBDC and OBDE for 50% of all fees and expenses incurred and payable by OBDE or on its behalf, on the one hand, or OBDC or on its behalf, on the other hand, in connection with or related to the Mergers or the Merger Agreement (including all documented fees and expenses of counsel, accountants, experts and consultants to OBDE or the OBDE Special Committee, on the one hand, or OBDC or the OBDC Special Committee, on the other hand) with the amount reimbursed by OBDC Adviser to be allocated among OBDC and OBDE in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by OBDC Adviser shall not exceed $4.25 million. If the Mergers are consummated, it is anticipated that OBDC will bear expenses of approximately $4.9 million in connection with the Mergers, and OBDE will bear expenses of approximately $2.3 million in connection with the Mergers.
Q:         Will I receive dividends after the Mergers?
A:          Subject to applicable legal restrictions and the sole discretion of the OBDC Board, OBDC intends to declare and pay regular cash distributions to its shareholders on a quarterly basis. For a history of the dividends and distributions paid by OBDC since January 1, 2021, see “Market Price, Dividend and Distribution Information—OBDC.” The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by the OBDC Board and depend on OBDC’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “OBDC Dividend Reinvestment Plan” for additional information regarding OBDC’s dividend reinvestment plan.
Following the Effective Time, the record holders of shares of OBDE Common Stock will be entitled to receive dividends or other distributions declared by the OBDC Board with a record date after the Effective

Time that are payable with respect to the whole shares of OBDC Common Stock represented by such shares of OBDE Common Stock. For a history of the dividends and distributions paid by OBDE since January 1, 2024, see “Market Price, Dividend and Distribution Information—OBDE.”
Q:         Will there be an impact on OBDE’s dividends prior to completion of the Mergers?
A:          Prior to the Closing Date, subject to the approval of the OBDE Board, OBDE will declare a dividend to OBDE Shareholders equal to any undistributed net investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Mergers, estimated to be remaining as of the closing of Mergers. This will include any unpaid special dividends previously declared in conjunction with OBDE’s listing on the NYSE in January 2024 (the “OBDE Exchange Listing”). As of June 30, 2024, OBDE Shareholders would receive $0.24 per share of unpaid, previously declared special dividends, and an estimated $0.19 per share of additional undistributed income.
Q:         Are the Mergers subject to any third-party consents?
A:          Under the Merger Agreement, OBDC and OBDE have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Mergers, in the most expeditious manner practicable. As of the date of this joint proxy statement/prospectus, OBDC and OBDE believe that, subject to the satisfaction of certain conditions, [they have obtained all necessary third-party consents] other than shareholder approval and certain lender and derivative counterparty consents. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.
Q:         How does OBDC’s investment objective and strategy differ from OBDE’s?
A:          The investment objectives and strategies of OBDC and OBDE are identical. The investment objective of each of OBDC and OBDE is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. While OBDC and OBDE believe that current market conditions favor extending credit to middle-market companies in the United States, their investment strategy is intended to generate favorable returns across credit cycles with an emphasis on preserving capital. OBDC and OBDE each use the term “middle-market” to generally refer to companies having earnings before interest, taxes, depreciation and amortization (“EBITDA”) of between $10 million and $250 million annually and/or annual revenue of $50 million to $2.5 billion at the time of investment.
As a result of these commonalities, OBDC Adviser and OBDE Adviser do not anticipate any significant portfolio repositioning in connection with the Mergers.
Q:         How will the combined company be managed following the Second Merger?
A:          OBDC and OBDE have the same directors and officers. The directors of OBDC immediately prior to the Second Merger will remain the directors of OBDC and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The officers of OBDC immediately prior to the Second Merger will remain the officers of OBDC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. OBDE Adviser is affiliated with OBDC Adviser. Following the Second Merger, OBDC Adviser will continue to be the investment adviser of OBDC.

Q:          How will management and incentive fees at the combined company compare to management and incentive fees at OBDE?
A:          The contractual management and incentive fees of OBDC and OBDE are identical. See “Item 1. Business – Investment Advisory Agreement – Compensation of the Adviser” respectively in Part I of each of OBDC’s Annual Report on Form 10-K and OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for additional information on the calculation of each of OBDC’s and OBDE’s management fee under the OBDC Investment Advisory Agreement and the OBDE Investment Advisory Agreement. If the New OBDC Investment Advisory Agreement is approved, upon its effectiveness, the base management fee rate, capital gains incentive fee rate, and hurdle rate payable by OBDC will be the same as the base management fee rate, capital gains incentive fee rate, and hurdle rate paid by OBDE prior to the Mergers under the OBDE Investment Advisory Agreement. Pursuant to the New OBDC Investment Advisory Agreement, the calculation of the incentive fee based on income will be adjusted to exclude any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger (the “New Income Incentive Fee”) and the calculation of the incentive fee on capital gains will be adjusted to exclude realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger (the “New Capital Gains Incentive Fee”). For a more fulsome description of these changes, see “OBDC Proposal II: Approval of the Advisory Agreement Amendment Proposal.” For a comparison of the fees paid by OBDC, OBDE, and on a pro forma basis for the combined company, see “Comparative Fees and Expenses.” As described in the footnotes to the Comparative Fees and Expenses table, the table shows consistent fees payable on a pro forma basis for the combined company because OBDC and OBDE have substantially similar leverage and leverage targets, and the fees shown in the table are calculated, as is required by the relevant SEC rules applicable to the disclosure in the table, as a percentage of net assets attributable to common stock, rather than how they are calculated under the applicable investment advisory agreement. Under each of the New OBDC Investment Advisory Agreement, the Current OBDC Investment Advisory Agreement, and the OBDE Investment Advisory Agreement, base management fees are based on average adjusted gross assets at the end of the two most recently completed calendar quarters (excluding cash and cash equivalents and adjusted for any share issuances or repurchases during the applicable calendar quarter).
Q:         Are OBDC Shareholders able to exercise appraisal rights?
A:          No. OBDC Shareholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the OBDC Special Meeting. Any OBDC Shareholder may abstain from voting or vote against any of such matters.
Q:         Are OBDE Shareholders able to exercise appraisal rights?
A:          No. OBDE Shareholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the OBDE Special Meeting. Any OBDE Shareholder may abstain from voting or vote against any of such matters.
Q:         When do you expect to complete the Initial Merger and Second Merger?
A:         While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, OBDC and OBDE are working to complete the Mergers in the first quarter of 2025. It is currently expected that the Mergers will be completed promptly following receipt of the required shareholder approvals at the OBDC Special Meeting and the OBDE Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Second Merger will occur immediately after the Initial Merger is completed.
Q:         Are the Mergers expected to be taxable to OBDC Shareholders?
A:         No. The Initial Merger and Second Merger are not expected to be a taxable event for OBDC Shareholders.

Q:         Are the Mergers expected to be taxable to OBDE Shareholders?
A:          No. The Initial Merger and Second Merger are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. It is a condition to OBDC’s and OBDE’s respective obligations to complete the Mergers that each of them receives a legal opinion to that effect. OBDE Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of OBDE Common Stock for shares of OBDC Common Stock pursuant to the Initial Merger, except with respect to cash received in lieu of fractional shares of OBDC Common Stock. OBDE Shareholders should read the section entitled “Certain Material U.S. Federal Income Tax Considerations” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to an OBDE Shareholder will depend on the particular tax situation of such Shareholder. OBDE Shareholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.
Q:         What happens if the Mergers are not consummated?
A:          If the Initial Merger is not approved by the requisite vote of OBDE Shareholders, or if the issuance of shares of OBDC Common Stock in connection with the Initial Merger is not approved by the requisite vote of OBDC Shareholders or if the Mergers are not completed for any other reason, OBDE Shareholders will not receive any payment for their shares of OBDE Common Stock in connection with the Mergers. Instead, OBDE will remain an independent company. In addition, the Merger Agreement also provides that, upon the termination of the Merger Agreement under certain circumstances, an unaffiliated third party acquiring OBDC or OBDE, as applicable, will be obligated to pay a termination fee of $57.6 million or $179.8 million, respectively. See “Description of the Merger Agreement—Termination of the Merger Agreement.”
If the Mergers are not consummated and the Advisory Agreement Amendment Proposal is approved, the New OBDC Investment Advisory Agreement will go into effect.
Q:         Did the OBDC Board receive an opinion from the OBDC Special Committee’s financial advisor regarding the Exchange Ratio?
A:         Yes, the OBDC Board received an opinion from BofA Securities. For more information, see “Annex B—Opinion of the OBDC Special Committee’s Financial Advisor.”
Q:         Did the OBDE Board receive an opinion from the OBDE Special Committee’s financial advisor regarding the Exchange Ratio?
A:          Yes, the OBDE Board received an opinion from KBW. For more information, see “Annex C—Opinion of the OBDE Special Committee’s Financial Advisor.”

SUMMARY OF THE MERGERS
This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. See the section entitled “Where You Can Find More Information” beginning on page 244. For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 28.
The Parties to the Mergers
Blue Owl Capital Corporation
399 Park Avenue
New York, NY 10022
(212) 419-3000
OBDC was formed on October 15, 2015 as a corporation under the laws of the State of Maryland. OBDC is a specialty finance company focused on lending to U.S. middle-market companies. OBDC invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. OBDC’s investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. OBDC may hold its investments directly or through special purpose vehicles (“SPVs”). While OBDC’s management believes that current market conditions favor extending credit to middle-market companies in the United States, OBDC’s investment strategy is intended to generate favorable returns across credit cycles with an emphasis on preserving capital.
On July 22, 2019, OBDC closed its initial public offering (“IPO”) and its common stock began trading on the NYSE on July 18, 2019. Since July 6, 2023, OBDC Common Stock has traded on the NYSE under the symbol “OBDC.”
OBDC defines “middle-market companies” to generally mean companies with EBITDA between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. OBDC may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and syndicated loan markets. OBDC’s target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $250 million. The investment size will vary with the size of OBDC’s capital base.
OBDC targets portfolio companies where it can structure larger transactions. As of June 30, 2024, OBDC’s average debt investment size in each of its portfolio companies was approximately $57.4 million based on fair value. As of June 30, 2024, OBDC’s portfolio companies, excluding the investment in OBDC SLF LLC (“OBDC SLF”) and certain investments that fall outside of OBDC’s typical borrower profile representing 87.4% of its total debt portfolio based on fair value, had weighted average annual revenue of $876 million, weighted average annual EBITDA of $195 million, an average interest coverage of 1.6x and an average net loan-to value of 44%.
As of June 30, 2024, based on fair value, OBDC’s portfolio consisted of 75.4% first lien senior secured debt investments (of which 55% OBDC considers to be unitranche debt investments (including “last out” portions of such loans)), 6.3% second lien senior secured debt investments, 2.2% unsecured debt investments, 2.9% preferred equity investments, 10.3% common equity investments and 2.9% joint ventures. As of June 30, 2024, 96.5% of OBDC’s debt investments based on fair value are floating rate in nature and subject to interest rate floors. As of June 30, 2024, OBDC had investments in 212 portfolio companies, with an average investment size in each of OBDC’s portfolio companies of approximately $62.9 million based on fair value.

As of June 30, 2024, OBDC’s portfolio was invested across 31 different industries. The largest industry in OBDC’s portfolio as of June 30, 2024 was internet software and services, which represented, 11.4% of OBDC’s total portfolio, based on fair value.
OBDC is an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. OBDC has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes. As a BDC and a RIC, OBDC is required to comply with certain regulatory requirements. As a BDC, at least 70% of OBDC’s assets must be assets of the type listed in Section 55(a) of the 1940 Act. OBDC will not invest more than 20% of its total assets in companies whose principal place of business is outside the United States.
OBDC generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, as determined by the OBDC Board in its sole discretion.
OBDC is advised by OBDC Adviser pursuant to the Current OBDC Investment Advisory Agreement. OBDC Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. See “About Blue Owl’s Credit Platform.” To achieve its investment objective, OBDC will leverage Blue Owl’s, and, in particular, OBDC Adviser’s investment team’s extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that OBDC will achieve its investment objective.
OBDC may borrow money from time to time if immediately after such borrowing, the ratio of its total assets (less total liabilities other than indebtedness represented by senior securities) to its total indebtedness represented by senior securities plus preferred stock, if any, is at least 150%. This means that generally, OBDC can borrow up to $2 for every $1 of investor equity. OBDC currently has in place a senior secured revolving credit facility (the “OBDC Revolving Credit Facility”) and its wholly owned subsidiary is party to an asset credit facility, and in the future may enter into additional credit facilities. In addition, OBDC has outstanding unsecured notes, which were issued in registered offerings and in the future may issue additional unsecured notes. OBDC has also entered into seven term debt securitization transactions, also known as collateralized loan obligation transactions (“CLOs”) and in the future may enter into additional CLOs. OBDC expects to use its credit facilities and other borrowings, along with proceeds from the rotation of its portfolio, to finance its investment objectives.
Blue Owl Capital Corporation III
399 Park Avenue
New York, NY 10022
(212) 419-3000
OBDE is a Maryland corporation formed on January 27, 2020. OBDE is focused primarily on originating and making loans to, and debt and equity investments in middle-market companies based primarily in the United States. OBDE invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. OBDE’s investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. While OBDE’s management believes that current market conditions favor extending credit to middle-market companies in the United States, OBDE’s investment strategy is intended to generate favorable returns across credit cycles with an emphasis on preserving capital.
On January 25, 2024, OBDE Common Stock was listed and began trading on the NYSE under the symbol “OBDE.” Prior to listing on the NYSE, OBDE conducted private offerings of OBDE Common Stock to accredited investors in reliance on exemptions from the registration requirements of the Securities Act.
OBDE defines “middle-market companies” to generally mean companies with EBITDA between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. OBDE may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and syndicated loan markets. OBDE generally intends to invest in companies with a low loan-to-value ratio, which OBDE’s management considers to be 50% or below. OBDE targets portfolio companies where OBDE can structure larger transactions that comprise 1-2% of its portfolio (with no individual portfolio company generally expected to comprise greater than 5% of its portfolio). OBDE’s target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $250 million. The investment size will vary with the size of OBDE’s capital base. As of June 30, 2024, excluding certain investments that fall outside of OBDE’s typical borrower profile, OBDE’s portfolio companies representing 88.6% of OBDE’s total debt portfolio based on fair value, had weighted average annual revenue of $989 million and weighted average annual EBITDA of $214 million.
As of June 30, 2024, based on fair value, OBDE’s portfolio consisted of 85.0% first lien senior secured debt investments, 5.4% second lien senior secured debt investments, 1.5% unsecured debt investments, 3.6% preferred equity investments and 4.5% common equity investments. As of June 30, 2024, 97.5% of OBDE’s debt investments based on fair value bear interest at a floating rate, subject to interest rate floors, in certain cases. As of June 30, 2024, OBDE had investments in 207 portfolio companies with an aggregate fair value of $4.35 billion. As of June 30, 2024, OBDE’s portfolio was invested across 29 different industries. The largest industries in OBDE’s portfolio as of June 30, 2024 were internet software and services and insurance, which represented, as a percentage of its portfolio, 13.2% and 10.4%, respectively, based on fair value. As of June 30, 2024, approximately 90% of OBDE’s investments are also held by OBDC.
As of June 30, 2024, OBDE’s average debt investment size in each of its portfolio companies was approximately $24.4 million based on fair value.
OBDE is advised by OBDE Adviser pursuant to the OBDE Investment Advisory Agreement. OBDE Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. See “About Blue Owl’s Credit Platform.” To achieve its investment objective, OBDE will leverage Blue Owl’s, and, in particular, OBDE Adviser’s investment team’s extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that OBDE will achieve its investment objective.
Since OBDE Adviser’s affiliates began investment activities in April 2016 through June 30, 2024, OBDE Adviser or its affiliates have originated $118.2 billion aggregate principal amount of investments, of which $114.3 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either OBDE or a corporation or fund advised by OBDE Adviser or its affiliates.
OBDE is an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. OBDE has elected to be treated, and intends to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, OBDE is required to comply with certain regulatory requirements. As a BDC, at least 70% of OBDE’s assets must be assets of the type listed in Section 55(a) of the 1940 Act.
OBDE generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, as determined by the OBDE Board in its sole discretion.
OBDE may borrow money from time to time if immediately after such borrowing, the ratio of its total assets (less total liabilities other than indebtedness represented by senior securities) to its total indebtedness represented by senior securities plus preferred stock, if any, is at least 150%. This means that generally, OBDE can borrow up to $2 for every $1 of investor equity. OBDE currently has in place a senior secured revolving credit facility (the “OBDE Revolving Credit Facility”) and certain of its wholly owned subsidiaries are party to three asset credit facilities, and in the future may enter into additional credit facilities. In addition, OBDE has issued unsecured notes and in the future may issue additional unsecured notes. OBDE has also entered into a term debt securitization transaction, also known as a CLO, and in the future may enter into additional CLOs. OBDE expects to use its credit facilities and other borrowings, along with proceeds from the rotation of its portfolio, to finance its investment objectives.

Cardinal Merger Sub Inc.
399 Park Avenue
New York, NY 10022
(212) 419-3000
Cardinal Merger Sub Inc. (“Merger Sub”) is a Maryland corporation and a newly formed, wholly owned subsidiary of OBDC and was formed in connection with and for the sole purpose of the Mergers.
Blue Owl Credit Advisors LLC
399 Park Avenue
New York, NY 10022
(212) 419-3000
OBDC Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, subject to the overall supervision of the OBDC Board, manages OBDC’s day-to-day operations, and provides investment advisory and management services to OBDC. OBDC Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. OBDC Adviser is responsible for managing OBDC’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring OBDC’s investments, and monitoring OBDC’s portfolio companies on an ongoing basis through a team of investment professionals. OBDC Adviser is a Delaware limited liability company and an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform, which focuses on direct lending. See “About Blue Owl’s Credit Platform.”
OBDC Adviser also serves as investment adviser to Blue Owl Capital Corporation II (“OBDC II”) and Blue Owl Credit Income Corp. (“OCIC”). The OBDC Adviser and its affiliates may face conflicts in the allocation of investment opportunities to OBDC and others. In order to address these conflicts, OBDC Adviser and its affiliates have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act. See “Certain Relationships and Related Party Transactions of OBDC.”
Since its inception in April 2016 through June 30, 2024, OBDC Adviser and its affiliates have originated $118.2 billion aggregate principal amount of investments, of which $114.3 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either OBDC or a fund advised by OBDC Adviser or its affiliates.
OBDC Adviser also serves as OBDC’s administrator pursuant to an amended and restated administration agreement between OBDC and OBDC Adviser (the “OBDC Administration Agreement”). See “Comparative Fees and Expenses” and “Certain Relationships And Related Party Transactions Of OBDC” for a discussion of the fees and expenses OBDC pays to OBDC Adviser pursuant to the Current OBDC Investment Advisory Agreement and OBDC Administration Agreement.
Blue Owl Diversified Credit Advisors LLC
399 Park Avenue
New York, NY 10022
(212) 419-3000
OBDE Adviser is registered as an investment adviser under the Advisers Act and, subject to the overall supervision of the OBDE Board, manages OBDE’s day-to-day operations, and provides investment advisory and management services to OBDE. OBDE Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. OBDE Adviser is responsible for managing OBDE’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring OBDE’s investments, and monitoring OBDE’s portfolio companies on an ongoing basis through a team of investment professionals. OBDE Adviser is a Delaware limited liability company and is registered as an investment adviser under the Advisers Act. OBDE Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform. See “About Blue Owl’s Credit Platform.”
OBDE Adviser and its affiliates may face conflicts in the allocation of investment opportunities to OBDE and others. In order to address these conflicts, OBDE Adviser and its affiliates have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act. See “Certain Relationships and Related Party Transactions of OBDE.”
Since OBDE Adviser’s affiliates began investment activities in April 2016 through June 30, 2024, OBDE Adviser and its affiliates have originated $118.2 billion aggregate principal amount of investments, of which $114.3 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either OBDE or a fund advised by OBDE Adviser or its affiliates.
OBDE Adviser also serves as OBDE’s administrator pursuant to an amended and restated administration agreement between OBDE and OBDE Adviser (the “OBDE Administration Agreement”). See “Comparative Fees and Expenses” and “Certain Relationships and Related Party Transactions Of OBDE” for a discussion of the fees and expenses OBDE pays to OBDE Adviser pursuant to the OBDE Investment Advisory Agreement and the OBDE Administration Agreement.
About Blue Owl’s Credit Platform
Blue Owl consists of three investment platforms: (1) Credit, which focuses on direct lending, (2) GP Strategic Capital, which focuses on acquiring equity stakes in and providing debt financing to institutional alternative asset managers, and (3) Real Estate, which focuses on triple net lease real estate strategies and real estate finance. Blue Owl’s Credit platform is comprised of OBDC Adviser, OBDE Adviser, Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”) and Blue Owl Capital Private Fund Advisors LLC (“OPFA” and together with OBDC Adviser, OBDE Adviser, OTCA and OTCA II the “Blue Owl Credit Advisers”), which are also registered investment advisers.
Blue Owl’s Credit platform is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. Blue Owl’s Credit platform has four investment committees, each of which focuses on a specific investment strategy (Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending). Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged sit on each of Blue Owl’s Credit platform’s investment committees. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Jeff Walwyn, Patrick Linnemann, Meenal Mehta and Logan Nicholson.
As of June 30, 2024, the Blue Owl Credit Advisers managed $95.1 billion in assets under management (“AUM”). The Blue Owl Credit Advisers focus on direct lending to middle market companies primarily in the United States across the following four investment strategies which are offered through BDCs, private funds and separately managed accounts:

Strategy	Funds	Assets Under Management
Diversified Lending. The diversified lending strategy seeks to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns across credit cycles with an emphasis on preserving capital primarily through originating and making loans to, and making debt and equity investments in, U.S. middle market companies. The diversified lending strategy provides a wide range of financing solutions with strong focus on the top of the capital structure and operate this strategy through diversification by borrower, sector, sponsor, and position size.
	The diversified lending strategy is primarily offered through four BDCs: OBDC, OBDE, OBDC II and OCIC.	As of June 30, 2024, the diversified lending strategy had $56.4 billion of assets under management.

Technology Lending. The technology lending strategy seeks to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from equity and equity-linked investments primarily through originating and making loans to, and making debt and equity investments in, technology related companies based primarily in the United States. The technology lending strategy originates and invests in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may be convertible into a portfolio company’s common equity. The technology lending strategy invests in a broad range of established and high growth technology companies that are capitalizing on the large and growing demand for technology products and services. This strategy focuses on companies that operate in technology-related industries or sectors which include, but are not limited to, information technology, application or infrastructure software, financial services, data and analytics, security, cloud computing, communications, life sciences, healthcare, media, consumer electronics, semi-conductor, internet commerce and advertising, environmental, aerospace and defense industries and sectors.

The technology lending strategy is primarily offered through three BDCs: Blue Owl Technology Finance Corp. (“OTF”), Blue Owl Technology Income Corp. (“OTIC”) and Blue Owl Technology Finance Corp. II (“OTF II” and together with OBDC, OBDE, OBDC II, OCIC, OTF and OTIC, the “Blue Owl BDCs”).
As of June 30, 2024, the technology lending strategy had $22.4 billion of assets under management.

First Lien Lending. The first lien lending strategy seeks to realize current income with an emphasis on preservation of capital primarily through originating primary transactions in and, to a lesser extent, secondary transactions of first lien senior secured loans in or related to middle market businesses based primarily in the United States.
The first lien lending strategy is offered through private funds and separately managed accounts.	As of June 30, 2024, the first lien lending strategy had $4.6 billion of assets under management.

Opportunistic Lending. The opportunistic lending strategy seeks to generate attractive risk-adjusted returns by taking advantage of credit opportunities in U.S. middle-market companies with liquidity needs and market leaders seeking to improve their balance sheets. The opportunistic lending strategy focuses on high-quality companies that could be experiencing disruption, dislocation, distress or transformational change. The opportunistic lending strategy aims to be the partner of choice for companies by being well equipped to provide a variety of financing solutions to meet a broad range of situations, including the following: (i) rescue financing, (ii) new issuance and recapitalizations, (iii) wedge capital, (iv) debtor-in-possession loans, (v) financing for additional liquidity and covenant relief and (vi) broken syndications.
The opportunistic lending strategy is offered through private funds and separately managed accounts.	As of June 30, 2024, the opportunistic lending strategy had $2.5 billion of assets under management

The Blue Owl BDCs and the private funds and separately managed accounts managed by the Blue Owl Credit Advisers, are referred to as the “Blue Owl Credit Clients.” In addition to the Blue Owl Credit Clients, Blue Owl’s Credit platform includes a liquid credit strategy, which focuses on the management of collateralized loan obligations (“CLOs”). As of June 30, 2024, the liquid credit strategy had $7.8 billion of assets under management. Blue Owl’s Credit platform also employs various other investment strategies to pursue long-term capital appreciation and risk adjusted returns including (i) direct investments in strategic equity assets, with a focus on single-asset GP-led continuation funds, and (ii) mid-to-late-stage biopharmaceutical and healthcare companies. As of June 30, 2024, these strategies had $1.4 billion of assets under management.

Merger Structure
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OBDE in accordance with the Maryland General Corporation Law (the “MGCL”). OBDE will be the surviving company in the Initial Merger and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, at the Second Effective Time, in the Second Merger, OBDE, as the surviving company of the Initial Merger, will merge with and into OBDC in accordance with the MGCL, with OBDC as the surviving entity. As of the Second Effective Time, the separate corporate existence of OBDE will cease and OBDC will continue its existence as a corporation under the laws of the State of Maryland.
At the Effective Time, each share of OBDE Common Stock issued and outstanding immediately prior to the Effective Time, except for Cancelled Shares, if any, shall be converted into the right to receive a number of shares of OBDC Common Stock equal to the Exchange Ratio in connection with the closing of the Mergers.
The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. OBDC and OBDE encourage their respective shareholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Mergers.
Merger Consideration
If the Mergers are consummated, each OBDE Shareholder will be entitled to receive a number of shares of OBDC Common Stock equal to the Exchange Ratio for each share of OBDE Common Stock, which Exchange Ratio will be appropriately adjusted if, between the Determination Date and the Effective Time, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution has been declared with a record date within such period, in each case, to provide OBDC Shareholders and OBDE Shareholders the same economic effect as contemplated by the Merger Agreement prior to such event. Closing of the Mergers is contingent upon OBDC Shareholder approval of the Merger Stock Issuance Proposal, OBDE Shareholder approval of the Merger Proposal, and certain other closing conditions. No fractional shares of OBDC Common Stock will be issued, and holders of OBDE Common Stock will receive cash in lieu of fractional shares. If the Mergers are consummated before January 24, 2025, any portion of the OBDE Common Stock outstanding prior to the Mergers subject to transfer restrictions (or “lock-ups”) will have the transfer restrictions waived immediately prior to the Effective Time.
Under the terms of the Merger Agreement, the Exchange Ratio will be determined as of the Determination Date. As of the Determination Date, OBDC will deliver to OBDE its calculation of the Closing OBDC NAV and OBDE will deliver to OBDC its calculation of the OBDE Closing NAV, in each case based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OBDC or OBDE, as applicable, in preparing the calculation of NAV per share of OBDC Common Stock or OBDE Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OBDC NAV and Closing OBDE NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.
The Exchange Ratio will be calculated as follows:
(i)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is less than or equal to 100%, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of the OBDE Per Share NAV and the OBDC Per Share NAV;
(ii)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 100% but less than or equal to 104.50%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) the sum of (i) 1.00 and (ii)

50% of the difference between (a) the quotient of (I) the OBDC Common Stock Price and (II) the OBDC Per Share NAV and (b) 1.00 and (B) the OBDC Common Stock Price; or
(iii)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 104.5%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) 102.25% and (B) the OBDC Common Stock Price.
The following scenarios provide an illustration of the mechanics of the Exchange Ratio based on the ratio of the OBDC Common Stock Price to the OBDC Per Share NAV, or the OBDC P/NAV, as of the determination of the Exchange Ratio, which will occur on the Determination Date:

OBDC P/NAV at Merger Close	Exchange Ratio Formula
OBDC P/NAV ≤ 100%	Exchange Ratio = OBDE Per Share NAV / OBDC Per Share NAV
100% < OBDC P/NAV ≤ 104.50%	Exchange Ratio = OBDE Per Share NAV × (1+50% × (OBDC P/NAV-1))/OBDC P
OBDC P/NAV > 104.50%	Exchange Ratio = (OBDE Per Share NAV × (1+2.25%))/OBDC P
Illustrative Exchange Ratio Calculations Using OBDC Per Share NAV and OBDE Per Share NAV as of June 30, 2024

	Scenario #1	Scenario #2	Scenario #3
OBDC Common Stock Price	$14.55	$16.05	$16.90
OBDC Per Share NAV	$15.36	$15.36	$15.36
OBDC P/NAV	94.7%	104.5%	110.0%
OBDE Per Share NAV	$15.56	$15.56	$15.56
Exchange Ratio	$15.56 / $15.36 = 1.0128	($15.56 × (1 + 50% × (104.5%-1))) / $16.05 = 0.9910	($15.56 × (1+2.25%)) / $16.90 = 0.9414
	Each OBDE Shareholder would receive 1.0128 shares of OBDC per OBDE share	Each OBDE Shareholder would receive 0.9910 shares of OBDC per OBDE share	Each OBDE Shareholder would receive 0.9414 shares of OBDC per OBDE share
Dividends and Distributions
Prior to the Effective Time, subject to the approval of the OBDE Board, OBDE will declare a dividend to OBDE Shareholders equal to any undistributed net investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Mergers, estimated to be remaining as of the closing of Mergers. This will include any unpaid special dividends previously declared in conjunction with OBDE’s listing in January 2024. As of June 30, 2024, OBDE Shareholders would receive $0.24 per share of unpaid, previously declared special dividends, and an estimated $0.19 per share of additional undistributed income.
Following the Effective Time, the record holders of shares of OBDE Common Stock shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of OBDC Common Stock represented by such shares of OBDE Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of OBDC Common Stock represented by such shares of OBDE Common Stock with a record date after the Effective Time (but before the issuance of OBDC Common Stock issuable with respect to such shares of OBDE Common Stock) and with a payment date subsequent to the issuance of the OBDC Common Stock issuable with respect to such shares of OBDE Common Stock.
Market Price of Securities
Shares of OBDC Common Stock trade on the NYSE under the symbol “OBDC.” Shares of OBDE Common Stock trade on the NYSE under the symbol “OBDE.”

The following table presents the closing sales prices on August 6, 2024, the last trading day before the execution of the Merger Agreement and on [     ], 20[      ], the last trading day before printing this document and the most recently determined NAV per share of OBDC Common Stock and the most recently determined NAV per share of OBDE Common Stock.

	OBDC Common Stock	OBDE Common Stock
NAV per Share at June 30, 2024	$15.36	$15.56
Closing NYSE Sales Price on August 6, 2024	$14.81	$13.93
Closing NYSE Sales Price on [ ], 20[ ]	[ ]	[ ]
Risks Relating to the Mergers
The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. OBDC and OBDE Shareholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meetings.
•Because the trading price of OBDC Common Stock will fluctuate, OBDE Shareholders cannot be sure of the market value of the Merger Consideration they will receive until the date of the closing of the Mergers (the “Closing Date”).
•Sales of shares of OBDC Common Stock after the completion of the Mergers may cause the market price of OBDC Common Stock to decline.
•OBDE Shareholders and OBDC Shareholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.
•OBDC may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.
•The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of OBDC, OBDE or their respective affiliates, and the failure to obtain any required consents or waivers could adversely impact the combined company.
•The opinion delivered to the OBDC Special Committee and the OBDC Board and the opinion delivered to the OBDE Special Committee and the OBDE Board by the respective financial advisors to the OBDC Special Committee and the OBDE Special Committee prior to the signing of the Merger Agreement do not reflect changes in circumstances since the date of such opinions.
•If the Mergers do not close, neither OBDC nor OBDE will benefit from the expenses incurred in its pursuit.
•The termination of the Merger Agreement could negatively impact OBDC and OBDE.
•The Merger Agreement limits the ability of OBDC and OBDE to pursue alternatives to the Mergers.
•The Mergers are subject to closing conditions, including shareholder approvals, that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to OBDC’s and OBDE’s business and operations.
•OBDC and OBDE will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.
•OBDC and OBDE may, to the extent legally allowed, waive one or more conditions to the Initial Merger without resoliciting shareholder approval.

•The market price of OBDC Common Stock after the Mergers may be affected by factors different from those affecting OBDC Common Stock currently.
•OBDC Shareholders and OBDE Shareholders do not have appraisal rights in connection with the Mergers.
•The announcement and pendency of the Mergers could adversely affect the business, financial results and operations of OBDC and OBDE.
•Any litigation filed against OBDC and OBDE in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.
•The Mergers may not be treated as a tax-free reorganization under Section 368(a) of the Code.
•OBDC is expected to be subject to an annual limitation on the use of OBDE’s capital loss carryforwards (and certain unrecognized built-in losses), if any.
•The combined company may incur adverse tax consequences if either OBDE or OBDC has failed or fails to qualify for taxation as a RIC for U.S. federal income tax purposes.
See the section entitled “Risk Factors—Risks Relating to the Mergers” below for a more detailed discussion of these factors.
Tax Consequences of the Mergers
The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to OBDC’s and OBDE’s respective obligations to complete the Mergers that each of them receives a legal opinion to that effect. Accordingly, the Mergers are not expected to be a taxable event for either OBDC Shareholders or OBDE Shareholders for U.S. federal income tax purposes as to the shares of OBDC Common Stock OBDE Shareholders receive in the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of OBDC Common Stock.
OBDE Shareholders should read the section entitled “Certain Material U.S. Federal Income Tax Considerations” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to OBDE Shareholders will depend on their particular tax situation. Holders of OBDE Common Stock should consult with their own tax advisors to understand the tax consequences of the Mergers to them.
Special Meeting of OBDC Shareholders
OBDC plans to hold the OBDC Special Meeting to be held virtually on [    ], 20[    ] at [    ], Eastern Time, at the following website: www.[     ].com. At the OBDC Special Meeting, holders of OBDC Common Stock will be asked to approve the OBDC Proposals.
An OBDC Shareholder can vote at the OBDC Special Meeting if such shareholder owned shares of OBDC Common Stock at the close of business on the OBDC Record Date. As of that date, there were approximately [     ] shares of OBDC Common Stock outstanding and entitled to vote, approximately [     ] of which, or [     ]%, were owned beneficially or of record by directors and executive officers of OBDC.
Special Meeting of OBDE Shareholders
OBDE plans to hold the OBDE Special Meeting to be held virtually on [    ], 20[    ] at [    ], Eastern Time, at the following website: www.[    ].com. At the OBDE Special Meeting, holders of OBDE Common Stock will be asked to approve the Merger Proposal.
An OBDE Shareholder can vote at the OBDE Special Meeting if such shareholder owned shares of OBDE Common Stock at the close of business on the OBDE Record Date. As of that date, there were approximately [     ] shares of OBDE Common Stock outstanding and entitled to vote. Approximately [     ] of such total outstanding shares, or [     ]%, were owned beneficially or of record by directors and executive officers of OBDE.

OBDC Board Recommendation
The OBDC Board, upon recommendation of the OBDC Special Committee, comprised solely of the OBDC Independent Directors, has unanimously approved the Merger Agreement, including the Mergers and the related transactions. The OBDC Board, including each of the OBDC Independent Directors, also approve the New OBDC Investment Advisory Agreement. After careful consideration, the OBDC Board recommends that OBDC Shareholders vote “FOR” each of the OBDC Proposals.
OBDE Board Recommendation
The OBDE Board, upon recommendation of the OBDE Special Committee, comprised solely of the OBDE Independent Directors, has unanimously approved the Merger Agreement, including the Initial Merger and related transactions. After careful consideration, on the recommendation of the OBDE Special Committee, the OBDE Board recommends that OBDE Shareholders vote “FOR” the Merger Proposal.
Vote Required—OBDC
Each share of OBDC Common Stock held by a holder of record as of the OBDC Record Date has one vote on each matter considered at the OBDC Special Meeting.
The Merger Stock Issuance Proposal
The affirmative vote of the holders of a majority of the votes cast by OBDC Shareholders at the OBDC Special Meeting virtually or by proxy is required for approval of the Merger Stock Issuance Proposal (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. The Merger Stock Issuance Proposal is a non-routine matter and so no broker non-votes are expected.
The Advisory Agreement Amendment Proposal
The affirmative vote of “a majority of the outstanding voting securities” (as defined under the 1940 Act) of OBDC Common Stock is required to approve the Advisory Agreement Amendment Proposal. Under the 1940 Act, a “majority of the outstanding voting securities” of OBDC is the lesser of: (1) 67% of shares of OBDC Common Stock present at the OBDC Special Meeting if the holders of more than 50% of the outstanding shares of OBDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of OBDC Common Stock. Abstentions will have the effect of a vote “against” this proposal. The Advisory Agreement Amendment Proposal is a non-routine matter and so no broker non-votes are expected.
Vote Required— OBDE
Each share of OBDE Common Stock held by a holder of record as of the OBDE Record Date has one vote on the Merger Proposal considered at the OBDE Special Meeting.
The Merger Proposal
The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of OBDE Common Stock entitled to be cast at the OBDE Special Meeting. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal. The Merger Proposal is a non-routine matter and so no broker non-votes are expected.
Completion of the Mergers
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Initial Merger depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Mergers—Conditions to the Closing of the Mergers.” While there can be no assurances as to the exact timing, or that the Mergers will be completed at all, OBDC and OBDE are working to complete the Mergers in the first quarter of

2025. It is currently expected that the Mergers will be completed promptly following receipt of the required shareholder approvals at the OBDC Special Meeting and the OBDE Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Second Merger will occur immediately after the Initial Merger is completed.
Termination of the Mergers and Termination Fee
The Merger Agreement includes restrictions on the ability of OBDC and OBDE to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Mergers — Termination of the Merger Agreement”), which could have the effect of discouraging such proposals from being made or pursued. In addition, the Merger Agreement also contains certain termination rights in favor of OBDC and OBDE, including if the Mergers are not completed on or before August 6, 2025 or if the requisite approvals of OBDC Shareholders or OBDE Shareholders are not obtained. The Merger Agreement also provides that, upon the termination of the Merger Agreement, under certain circumstances, an unaffiliated third party acquiring OBDE or OBDC may be required to pay OBDC or OBDE, as applicable, a termination fee of approximately $57.6 million or $179.8 million, respectively.
Reasons for the Mergers—OBDC
The OBDC Board and the OBDC Special Committee consulted with OBDC’s management, OBDC Adviser, as well as its legal and other advisors and considered numerous factors, including the unanimous recommendation of OBDC Independent Directors, and determined that the Mergers are in OBDC’s best interests and the best interests of OBDC Shareholders, and that OBDC Shareholders will not suffer any dilution for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers. The OBDC Board and the OBDC Special Committee considered that the Exchange Ratio provides the opportunity for NAV per share accretion for OBDC if shares of OBDC Common Stock are trading at a premium to NAV per share on the Determination Date and, if that is the case, the value of the shares of OBDC Common Stock that would be issued to OBDE would be valued at a premium to OBDE Per Share NAV. The OBDC Special Committee and the OBDC Board considered that the Exchange Ratio provides that the number of shares of OBDC Common Stock to be issued to OBDE Shareholders pursuant to the Merger Agreement will be determined on a NAV-for-NAV basis if shares of OBDC Common Stock are not trading at a premium to NAV per share on the Determination Date.
Certain material factors considered by the OBDC Board and the OBDC Special Committee (comprised solely of the OBDC Independent Directors) that favored the conclusion of the OBDC Board and the OBDC Special Committee that the Mergers are in OBDC’s best interests and the best interests of OBDC Shareholders included, among others:
•the expected increased scale and diversification of the combined company;
•the potential for improved secondary market liquidity for the combined company;
•the acquisition of a known, diversified portfolio of assets;
•the well-balanced capital structure of the combined company and potential for increased access to long-term, low-cost, flexible debt capital;
•the potential for operational synergies via the elimination of redundant expenses post-closing;
•the expectation that the Mergers would be accretive to OBDC’s net investment income (“NII”) over time;
•the opportunity for accretion to the stand-alone NAV per share of OBDC;
•similarities in the investment strategies and risks of OBDC and OBDE;
•the continuity of the Blue Owl-affiliated management team;

•the tax consequences of the Mergers;
•no dilution for purposes of Rule 17a-8 under the 1940 Act;
•the potential benefits of the Mergers as compared to other strategic options;
•the opinion of BofA Securities, dated August 6, 2024, to the OBDC Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the Exchange Ratio provided for in the Mergers, as more fully described below in the section entitled “Opinion of the OBDC Special Committee’s Financial Advisor”; and
•information provided by Truist, a financial advisor to the OBDC Special Committee, and MUFG and ING, co-financial advisors to the OBDC Special Committee.
The foregoing list does not include all the factors that the OBDC Board and the OBDC Special Committee considered in approving the proposed Mergers and the Merger Agreement and in recommending that OBDC Shareholders approve the issuance of shares of OBDC Common Stock necessary to effectuate the Mergers. For a further discussion of the material factors considered by the OBDC Board, see “The Mergers—Reasons for the Mergers.”
Reasons for the Mergers—OBDE
The OBDE Board and the OBDE Special Committee consulted with OBDE’s management, OBDE Adviser, as well as its legal and other advisors and considered numerous factors, including the unanimous recommendation of the OBDE Independent Directors, and determined that the Initial Merger is in OBDE’s best interests and the best interests of OBDE Shareholders, and that OBDE Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Mergers. The OBDE Board and the OBDE Special Committee considered that the structure of the Exchange Ratio could result in consideration valued in excess of OBDE NAV to the extent the per share trading price of OBDC Common Stock as of the Determination Date exceeds the OBDC Per Share NAV. The OBDE Board and the OBDE Special Committee noted that if OBDC shares were not trading at a premium to NAV that a NAV-for-NAV exchange ratio would not result in any dilution to OBDE Shareholders for purposes of Rule 17a-8 under the 1940 Act. The OBDE Board and the OBDE Special Committee also noted that a premium-to-NAV transaction would result in accretion to OBDC Per Share NAV, and if that were the case, the value of the shares of OBDC Common Stock that would be issued to OBDE would be at a premium to OBDE Per Share NAV.
Certain material factors considered by the OBDE Board and the OBDE Special Committee (comprised solely of the OBDE Independent Directors) that favored the conclusion that the Initial Merger is in OBDE’s best interests and the best interests of OBDE Shareholders included, among others:
•the expected increased scale and diversification of the combined company;
•the potential for improved secondary market liquidity for the combined company;
•the merger with a known, diversified portfolio of assets;
•the well-balanced capital structure of the combined company and potential for increased access to long-term, low-cost, flexible debt capital;
•the potential for operational synergies;
•the potential for NII accretion over time;
•the potential premium of the consideration received by OBDE Shareholders to OBDE’s net asset value as of June 30, 2024;
•similarities in the investment strategies and risks of OBDC and OBDE;

•the continuity of the Blue Owl-affiliated management team;
•the tax consequences of the Mergers;
•no dilution for purposes of Rule 17a-8 under the 1940 Act;
•the potential benefits of the Mergers as compared to other strategic options;
•the opinion of KBW, dated August 6, 2024, to the OBDE Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of OBDE Common Stock of the Exchange Ratio (as specified in such opinion) in the Initial Merger, as more fully described below in the section entitled “Opinion of the OBDE Special Committee’s Financial Advisor”; and
•information provided by SMBC, co-financial advisor to the OBDE Special Committee.
The foregoing list does not include all the factors that the OBDE Board and the OBDE Special Committee considered in approving the Mergers and the Merger Agreement and in recommending that OBDE Shareholders approve the Mergers and the Merger Agreement.
For a further discussion of the material factors considered by the OBDE Board and the OBDE Special Committee, see “The Mergers—Reasons for the Mergers.”
OBDE and OBDC Shareholders Do Not Have Appraisal Rights
Neither OBDE Shareholders nor OBDC Shareholders will be entitled to exercise appraisal rights in connection with the Mergers under the laws of the State of Maryland.

RISK FACTORS
In addition to the other information included in this document, shareholders should carefully consider the matters described below in determining whether to approve (i) in the case of OBDE Shareholders, the Merger Proposal and (ii) in the case of OBDC Shareholders, the OBDC Proposals. The information in “Item 1A. Risk Factors” in Part I of OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference for general risks related to OBDC. The information in “Item 1A. Risk Factors” in Part I of OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference for general risks related to OBDE. The risks associated with an investment in OBDC and OBDE are substantially identical because OBDC and OBDE co-invest in transactions together and with affiliates of OBDC Adviser and OBDE Adviser and have the same investment objectives and strategies. The risks set out below and incorporated by reference herein, are not the only risks OBDC and OBDE and, following the Mergers, the combined company, face. Additional risks and uncertainties not currently known to OBDC or OBDE or that they currently deem to be immaterial also may materially adversely affect their or, following the Mergers, the combined company’s, business, financial condition or operating results. If any of the following events occur, OBDC or OBDE or, following the Mergers, the combined company’s, business, financial condition or results of operations could be materially adversely affected. See also “Incorporation by Reference for OBDC,” “Incorporation by Reference for OBDE” and “Where You Can Find More Information” in this joint proxy statement/prospectus.
Risks Relating to the Mergers
Because the market price of OBDC Common Stock will fluctuate, OBDE Shareholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.
At the effective time of the Mergers, each share of OBDE Common Stock issued and outstanding immediately prior to such time (other than shares owned by OBDC or any of its consolidated subsidiaries) will be converted into the right to receive a number of shares of OBDC Common Stock equal to the Exchange Ratio, plus any cash (without interest) in lieu of fractional shares.
The market value of the shares of OBDC Common Stock to be received by OBDE Shareholders may vary from the closing price of OBDC Common Stock on the date the Mergers were announced, on the date that this joint proxy statement/prospectus was mailed to shareholders, on the date of the OBDE Special Meeting or the date of the OBDC Special Meeting and on the date the Mergers are completed and thereafter. Any change in the market price of OBDC Common Stock prior to the Determination Date will affect the market value of the Merger Consideration that OBDE Shareholders will receive upon completion of the Mergers.
Accordingly, at the time of the OBDE Special Meeting, OBDE Shareholders will not know or be able to calculate the market price of the Merger Consideration they would receive upon completion of the Mergers.
The market price and liquidity of the market for OBDC Common Stock may be significantly affected by numerous factors, some of which are beyond OBDC’s control and may not be directly related to OBDC’s operating performance. These factors include:
•significant volatility in the market price and trading volume of securities of BDCs or other companies in OBDC’s sector, which are not necessarily related to the operating performance of the companies;
•changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and BDCs;
•loss of OBDC’s qualification as a RIC or BDC;
•changes in market interest rates and decline in the price of debt;
•changes in earnings or variations in operating results;
•changes in the value of OBDC’s portfolio investments;

•changes in accounting guidelines governing valuation of OBDC’s investments;
•any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•departure of OBDC Adviser or any of its key personnel;
•operating performance of companies comparable to OBDC;
•general economic trends and other external factors; and
•loss of a major funding source.
See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the market price of OBDC Common Stock to change.
The last reported closing sales price of OBDC Common Stock as reported on the NYSE on December 29, 2023, the last trading day of the fiscal year ended December 31, 2023, was $14.76 and for the period from January 1, 2024 through August 9, 2024 from a low of $14.47 to a high of $16.86. However, historical trading prices are not necessarily indicative of future performance. OBDE Shareholders should obtain current market quotations for shares of OBDC Common Stock prior to the OBDE Special Meeting.
Sales of shares of OBDC Common Stock after the completion of the Mergers may cause the market price of OBDC Common Stock to decline.
At the effective time of the Mergers, each share of OBDE Common Stock issued and outstanding immediately prior to such time (other than shares owned by OBDC or any of OBDC’s consolidated subsidiaries), will be converted into the right to receive a number of shares of OBDC Common Stock equal to the Exchange Ratio, plus any cash (without interest) in lieu of fractional shares.
Former OBDE Shareholders may decide not to hold the shares of OBDC Common Stock that they will receive pursuant to the Merger Agreement. Depending on the closing date for the Mergers, any portion of the OBDE Common Stock outstanding prior to the Mergers subject to transfer restrictions (or “lock-ups”) will be waived immediately prior to the Closing Date. Certain of OBDE Shareholders, such as funds with limitations on their permitted holdings of stock in individual issuers, may be required to sell the shares of OBDC Common Stock that they receive pursuant to the Merger Agreement. In addition, OBDC Shareholders may decide not to hold their shares of OBDC Common Stock after completion of the Mergers. In each case, such sales of OBDC Common Stock could have the effect of depressing the market price for OBDC Common Stock and may take place soon after the completion of the Mergers.
OBDE Shareholders and OBDC Shareholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.
OBDE Shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in OBDE prior to the Mergers. Consequently, OBDE Shareholders should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of OBDE. OBDC Shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in OBDC prior to the Mergers. Consequently, OBDC Shareholders should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of OBDC.
Prior to completion of the Mergers, subject to certain restrictions in the Merger Agreement, and certain restrictions under the 1940 Act for issuances at prices below the then current NAV per share of OBDC Common Stock and OBDE Common Stock, OBDC and OBDE may issue additional shares of OBDC Common Stock and

OBDE Common Stock, respectively, which would further reduce the percentage ownership of the combined company to be held by OBDC Shareholders or to be held by OBDE Shareholders, as applicable.
OBDC may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.
The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of OBDE’s investment portfolio with OBDC’s investment portfolio and the integration of OBDE’s business with OBDC’s business. There can be no assurance that OBDE’s investment portfolio or business can be operated profitably or integrated successfully into OBDC’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company, and there can be no assurance that there will not be substantial costs associated with the transition process or that there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of OBDE’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.
OBDC also expects to achieve certain cost savings from the Mergers when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume OBDC will be able to combine the operations of OBDC and OBDE in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if OBDC is not able to combine OBDE’s investment portfolio or business with the operations of OBDC successfully, the anticipated cost savings may not be fully realized or realized at all or may take longer to realize than expected.
The Mergers may trigger certain “change of control” provisions and other restrictions in contracts of OBDC, OBDE or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.
Certain agreements of OBDC and OBDE or their respective affiliates, which may include agreements governing indebtedness of OBDC or OBDE, will or may require the consent or waiver of one or more counterparties in connection with the Mergers. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or OBDC’s or OBDE’s obligations under, any such agreement because the Mergers or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or other similar provision relating to any of such transactions. If this occurs, OBDC may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. OBDC and OBDE cannot assure you that OBDC will be able to replace or amend any such agreement on comparable terms or at all.
If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Mergers, including preventing OBDC from operating a material part of OBDE’s business.
In addition, the consummation of the Mergers may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of OBDC or OBDE. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.
The opinion delivered to the OBDC Board and the OBDC Special Committee and the opinion delivered to the OBDE Board and the OBDE Special Committee by the respective financial advisors to the OBDC Special Committee and the OBDE Special Committee prior to the signing of the Merger Agreement will not reflect changes in circumstances since the date of the opinions.
The opinions of financial advisors to the OBDC Special Committee and the OBDE Special Committee, respectively, were delivered to the parties’ respective boards and the respective special committees of the boards on, and dated, August 6, 2024. Changes in the operations and prospects of OBDC or OBDE, general market and economic conditions and other factors that may be beyond the control of OBDE or OBDC may significantly alter OBDC’s or OBDE’s respective value or the price of shares of OBDC Common Stock or OBDE Common Stock by the time the Mergers are completed. The opinions do not speak as of the time the Mergers will be completed or as of any date other than the date of such opinions. For a description of the opinion that the OBDE Board and the OBDE Special Committee received from the OBDE Special Committee’s financial advisor, see “The Mergers— Opinion of the OBDE Special Committee’s Financial Advisor.” For a description of the opinion that the OBDC Board and the OBDC Special Committee received from the OBDC Special Committee’s financial advisor, see “The Mergers—Opinion of the OBDC Special Committee’s Financial Advisor.”
The announcement and pendency of the Mergers could adversely affect both OBDC and OBDE’s business, financial results and operations.
The announcement and pendency of the Mergers could cause disruptions in and create uncertainty surrounding both OBDC’s and OBDE’s business, including affecting relationships with existing and future borrowers, which could have a significant negative impact on future revenues and results of operations, regardless of whether the Mergers are completed. In addition, OBDC and OBDE have diverted, and will continue to divert, management resources towards the completion of the Mergers, which could have a negative impact on each of OBDC’s and OBDE’s future revenues and results of operations.
OBDC and OBDE are also subject to restrictions on the conduct of each of OBDC’s and OBDE’s businesses prior to the completion of the Mergers as provided in the Merger Agreement, generally requiring OBDC and OBDE to conduct business only in the ordinary course and subject to specific limitations, including, among other things, certain restrictions on each of OBDC’s and OBDE’s respective ability to make certain investments and acquisitions, sell, transfer or dispose of OBDC’s and OBDE’s respective assets, amend each of OBDC’s and OBDE’s respective organizational documents and enter into or modify certain material contracts. These restrictions could prevent OBDC or OBDE from pursuing otherwise attractive business opportunities, industry developments and future opportunities and may otherwise have a significant negative impact on the respective future investment income and results of operations of each of OBDC and/or the combined company following the Mergers.
If the Mergers do not close, neither OBDC nor OBDE will benefit from the expenses incurred in its pursuit.
The Mergers may not be completed. If the Mergers are not completed, OBDC and OBDE will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed. OBDC Adviser has agreed to reimburse certain fees and expenses associated with the Mergers up to a cap of $4.25 million but solely in the event the Mergers are consummated. See “Description of the Merger Agreement - Expenses and Fees.”
The termination of the Merger Agreement could negatively impact OBDC and OBDE.
If the Merger Agreement is terminated, there may be various consequences, including:
•OBDC’s and OBDE’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;
•the market price of OBDC Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Mergers will be completed;
•the payment of any termination fee, if required under the circumstances, could adversely affect OBDC’s or OBDE’s financial condition and liquidity; and
•in the case of OBDE, it may not be able to find a party willing to pay an equivalent or more attractive price than the price OBDC agreed to pay in the Mergers.

The Merger Agreement limits the ability of OBDC and OBDE to pursue alternatives to the Mergers.
The Merger Agreement contains provisions that limit each of OBDC’s and OBDE’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of OBDC or OBDE, as applicable. These provisions, which are typical for transactions of this type, include a termination fee of $179.8 million payable by third parties to OBDC and $57.6 million payable by third parties to OBDE, as applicable, under certain circumstances. Such provisions might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of OBDC or OBDE from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Mergers or might result in a potential competing acquirer proposing to pay a lower per share price to acquire OBDC or OBDE than it might otherwise have proposed to pay.
The Mergers are subject to closing conditions, including shareholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to OBDC’s and OBDE’s business and operations.
The Mergers are subject to closing conditions, including certain approvals of OBDC’s and OBDE’s respective Shareholders that, if not satisfied, will prevent the Mergers from being completed. The closing condition that OBDE Shareholders adopt the Merger Agreement and approve the Mergers may not be waived under applicable law and must be satisfied for the Mergers to be completed. If OBDE Shareholders do not approve the Merger Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on OBDC’s and OBDE’s business and operations. In addition, the closing condition that OBDC Shareholders approve the Merger Stock Issuance Proposal may not be waived under applicable law and must be satisfied for the Mergers to be completed. If OBDC Shareholders do not approve the Merger Stock Issuance Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on OBDE’s and OBDC’s business and operations. In addition to the required approvals of OBDE Shareholders and OBDC Shareholders, the Mergers are subject to a number of other conditions beyond OBDE’s and OBDC’s control that may prevent, delay or otherwise materially adversely affect completion of the Mergers. OBDE or OBDC cannot predict whether and when these other conditions will be satisfied.
Litigation filed against OBDC and OBDE in connection with the Mergers could result in substantial costs and could delay or prevent the Mergers from being completed.
From time to time, OBDC and OBDE may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Mergers. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on the liquidity and financial condition of OBDC and/or the combined company following the Mergers or could prevent the Mergers from being completed.
OBDC and OBDE will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.
Uncertainty about the effect of the Mergers may have an adverse effect on OBDC and OBDE and, consequently, on the combined company following completion of the Mergers. These uncertainties may cause those that deal with OBDC and OBDE to seek to change their existing business relationships with OBDC and OBDE, respectively. In addition, the Merger Agreement restricts OBDC and OBDE from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent OBDC and OBDE from pursuing certain business opportunities that may arise prior to the completion of the Mergers. Please see “Description of the Merger Agreement—Conduct of Business Pending Completion of the Mergers” for a description of the restrictive covenants to which OBDE is subject.
OBDC and OBDE may waive one or more conditions to the Mergers without resoliciting shareholder approval.
Certain conditions to OBDC’s and OBDE’s respective obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of OBDC and OBDE. In the event that any such waiver does not require resolicitation of shareholders, the parties to the Merger Agreement will have the discretion to complete the Mergers without seeking further shareholder approval. The conditions requiring the approval of the Merger Stock Issuance Proposal by OBDC Shareholders and the Merger Proposal by OBDE Shareholders, however, cannot be waived.
The shares of OBDC Common Stock to be received by OBDE Shareholders as a result of the Mergers will have different rights associated with them than shares of OBDE Common Stock currently held by them.
The rights associated with OBDE Common Stock are different from the rights associated with OBDC Common Stock. See “Comparison of OBDC and OBDE Shareholder Rights.”
The market price of OBDC Common Stock after the Mergers may be affected by factors different from those affecting OBDE Common Stock currently.
The businesses of OBDC and OBDE differ in some respects and, accordingly, the results of operations of the combined company and the market price of OBDC Common Stock after the Mergers may be affected by factors different from those currently affecting the independent results of operations of OBDC and OBDE and the market prices of OBDC Common Stock and OBDE Common Stock. These factors include a larger shareholder base and a different capital structure.
Accordingly, the historical trading prices and financial results of OBDC may not be indicative of these matters for the combined company following the Mergers. For a discussion of the business of OBDC and of certain factors to consider in connection with its business, see “Business of OBDC.” For a discussion of the business of OBDE and of certain factors to consider in connection with its business, see “Business of OBDE.” As described elsewhere in the joint proxy statement/prospectus, the risks associated with an investment in OBDC and OBDE are substantially identical.
OBDC Shareholders and OBDE Shareholders do not have appraisal rights in connection with the Mergers.
Appraisal rights are statutory rights that enable shareholders to dissent from certain extraordinary transactions, such as certain mergers, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the applicable transaction. Under Maryland law, OBDC Shareholders and OBDE Shareholders will not have rights to an appraisal of the fair value of their shares in connection with the Mergers.
The Mergers may not be treated as a tax-free reorganization under Section 368(a) of the Code.
OBDC and OBDE intend that the Mergers will qualify as a tax-free reorganization under Section 368(a) of the Code, and each expect to receive a legal opinion to that effect. However, if the IRS or a court determines that the Mergers should not be treated as a tax-free reorganization under Section 368(a) of the Code, then a shareholder would generally recognize gains or losses for U.S. federal income tax purposes upon the exchange of OBDE Common Stock for OBDC Common Stock in the Mergers.
OBDC is expected to be subject to an annual limitation on its use of OBDE’s capital loss carryforwards (and certain unrecognized built-in losses), if any.
OBDE may have capital loss carryforwards (and unrealized built-in losses) for U.S. federal income tax purposes. Subject to certain limitations, capital loss carryforwards and recognized built-in losses may be used to offset future recognized capital gains. Section 382 of the Code imposes an annual limitation on the ability of a corporation, including a RIC, that undergoes an “ownership change” to use its capital loss carryforwards and unrealized built-in losses. The Mergers are expected to result in such an “ownership change” of OBDE for the purposes of Section 382 of the Code. Such a limitation may, for any given year, have the effect of potentially increasing the amount of OBDC’s U.S. federal net capital gains for such year and, hence, the amount of capital gains dividends OBDC would need to distribute to remain a RIC and to avoid U.S. income and excise tax liability, as compared to what the net capital gains would be with full use of such losses. For further information, see “Certain

Material U.S. Federal Income Tax Considerations – Certain Material U.S. Federal Income Tax Consequences of the Merger.”
The combined company may incur adverse tax consequences if either OBDC or OBDE have failed or fails to qualify for taxation as a RIC for United States federal income tax purposes.
Each of OBDC and OBDE have elected to qualify as a RIC and operated in a manner that it believes has allowed it to qualify as a RIC for U.S. federal income tax purposes under the Code and intends to continue to do so through and (with respect to OBDC) following the Mergers. In order to qualify as a RIC, a corporation must satisfy numerous requirements relating to, among other things, the nature of its assets and income and its distribution levels. If OBDC or OBDE have failed or fails to qualify as a RIC for U.S. federal income tax purposes, the combined company may have significant tax liabilities, or may have to make significant distributions and pay penalty or excise taxes in order to maintain RIC qualification. These liabilities could substantially reduce the combined company’s cash available for distribution to its shareholders and the value of OBDC Common Stock. In addition, if either OBDC or OBDE have failed or fail to qualify as a RIC for U.S. federal income tax purposes, the analysis of the Mergers as a tax-free reorganization could be impacted.

COMPARATIVE FEES AND EXPENSES
Comparative Fees and Expenses Relating to the Mergers
The following tables are intended to assist OBDC Shareholders and OBDE Shareholders in understanding the costs and expenses that an investor in shares of OBDC Common Stock or OBDE Common Stock bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers. OBDC and OBDE caution you that some of the percentages indicated in the table below are estimates and may vary. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “OBDC” or “OBDE,” investors will indirectly bear such fees or expenses as shareholders of OBDC or OBDE, as applicable. The table below is based on information as of June 30, 2024 (except as noted below) and includes expenses of the applicable consolidated subsidiaries.

	Actual		Pro Forma
Shareholder transaction expenses:	OBDC	OBDE	OBDC
Sales load (as a percentage of offering price)	None(1)	None(1)	None(1)
Offering expenses (as a percentage of offering price)	None(1)	None(1)	None(1)
Dividend reinvestment plan fees	None(2)	None(2)	None(2)
Total shareholder transaction expenses (as a percentage of offering price)	None	None	None

Estimated annual expenses (as a percentage of net assets attributable to common stock(3)):	Actual		Pro Forma
	OBDC	OBDE	OBDC
Base management fees(4)	3.1%	3.1%	3.1%
Incentive fees (OBDC: 17.5%; OBDE: 17.5%)(5)	2.5%	2.1%	2.4%
Interest payments on borrowed funds (including other costs of servicing and offering debt securities)(6)	7.4%	9.0%	7.8%
Other expenses(7)	0.5%	0.7%	0.4%
Acquired fund fees and expenses(8)	0.8%	—%	0.6%
Total annual expenses(9)	14.3%	14.9%	14.4%
__________________
(1)Purchases of shares of OBDC Common Stock or OBDE Common Stock on the secondary market are not subject to sales load, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discounts or commissions) that shareholders may have paid in connection with their purchase of shares of OBDC Common Stock or OBDE Common Stock.
(2)The expenses of administering the OBDC and OBDE dividend reinvestment plans are included in “Other expenses.” For additional information, see “OBDC Dividend Reinvestment Plan” and “OBDE Dividend Reinvestment Plan.”
(3)For the pro forma column, the combined net assets of OBDC and OBDE on a pro forma basis as of June 30, 2024 were used.
(4)For OBDC, the base management fee is 1.50% of OBDC’s average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts); provided however, the base management fee is 1.00% of OBDC’s average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, in each case, at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. The management fee reflected in the table is calculated by determining the ratio that the management fee bears to OBDC’s net assets attributable to common stock (rather than its gross assets).
For OBDE, the base management fee is 1.50% of OBDE’s average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts); provided however, the base management fee is 1.00% of OBDE’s average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, in each case, at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. The management fee reflected in the table is calculated by determining the ratio that the management fee bears to OBDE’s net assets attributable to common stock (rather than its gross assets).
Following completion of the Mergers, the combined company will be externally managed by OBDC Adviser. The pro forma base management fee is the same under both the New OBDC Investment Advisory Agreement and Current OBDC Investment Advisory Agreement. The pro forma base management fee referenced in the table above is based on the combined gross assets (excluding cash and cash equivalents) of OBDC and OBDE on a pro forma basis as of June 30, 2024. For a discussion of the New OBDC Investment Advisory Agreement, see “OBDC Proposal II: Approval of the Advisory Agreement Amendment Proposal.”

(5)For OBDC, the incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on OBDC’s income and a portion is based on OBDC’s capital gains, For more detailed information about OBDC’s incentive fee, see “Part I, Item 1 BUSINESS – Investment Advisory Agreement” in OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
For OBDE, the incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on OBDE’s income and a portion is based on OBDE’s capital gains. For more detailed information about the incentive fee, see “Part I, Item 1 BUSINESS – Investment Advisory Agreement” in OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Following completion of the Mergers, the combined company will be externally managed by OBDC Adviser. The pro forma incentive fee has been calculated in accordance with the terms of the New OBDC Investment Advisory Agreement and assumes that the Advisory Agreement Amendment Proposal is approved by OBDC Shareholders. The pro forma incentive fee referenced in the table above is based on the actual amounts of the income component of the incentive fee for OBDC and OBDE on a pro forma basis for the six months ended June 30, 2024, annualized for a full year and calculated under the New OBDC Investment Advisory Agreement and the amount payable under the New OBDC Investment Advisory Agreement for the capital gains component as of June 30, 2024, assuming the Mergers closed on June 30, 2024.
(6)For OBDC, the figure in the table represents OBDC’s interest expenses based on actual interest and credit facility expenses incurred for the six months ended June 30, 2024, which includes the impact of interest rate swaps. During the six months ended June 30, 2024, OBDC’s average borrowings outstanding were $7.3 billion and OBDC’s interest expense incurred was $228.3 million. OBDC had outstanding borrowings of approximately $7.5 billion as of June 30, 2024. Interest payments on borrowed funds represents an estimate of OBDC’s annualized interest expense based on borrowings under the OBDC Revolving Credit Facility, the SPV Asset Facility, the 2025 Notes, July 2025 Notes, the 2026 Notes, the July 2026 Notes, the 2027 Notes, the 2028 Notes, the 2029 Notes, the CLO I Transaction, the CLO II Transaction, the CLO III Transaction, the CLO IV Transaction, the CLO V Transaction, the CLO VII Transaction and the CLO X Transaction. The assumed weighted average interest rate on OBDC’s total debt outstanding was 5.7%. OBDC may borrow additional funds from time to time to make investments to the extent OBDC determines that the economic situation is conducive to doing so. OBDC may also issue additional debt securities or preferred stock, subject to OBDC’s compliance with applicable requirements under the 1940 Act.
For OBDE, the figure in the table represents OBDE’s interest expenses based on actual interest and credit facility expenses incurred for the six months ended June 30, 2024. During the six months ended June 30, 2024, OBDE’s average borrowings outstanding were $2.1 billion and OBDE’s interest expense incurred was $78.5 million. OBDE had outstanding borrowings of approximately $2.5 billion as of June 30, 2024. Interest payments on borrowed funds represents an estimate of OBDE’s annualized interest expense based on borrowings under the OBDE Revolving Credit Facility, SPV Asset Facility I, SPV Asset Facility II, SPV Asset Facility III, 2027 Notes, July 2025 Notes, July 2027 Notes, Series 2023A Notes and CLO XIV Transaction. The assumed weighted average interest rate on OBDE’s total debt outstanding was 7.1%. OBDE may borrow additional funds from time to time to make investments to the extent OBDE determines that the economic situation is conducive to doing so. OBDE may also issue additional debt securities or preferred stock, subject to OBDE compliance with applicable requirements under the 1940 Act.
The “Pro Forma” column assumes the sum of amounts of average borrowings during the six months ended June 30, 2024 for each of OBDC and OBDE for the combined company following the Mergers.
(7)“Other expenses” are based on estimated amounts for the current fiscal year for each of OBDC and OBDE. These expenses include certain expenses allocated to the applicable company under the Current OBDC Investment Advisory Agreement and the OBDE Investment Advisory Agreement, as applicable. The “Pro Forma” column assumes the sum of amounts estimated for each of OBDC and OBDE for the combined company following the Mergers and reflects decreases in duplicative costs such as professional fees for legal, audit and tax fees, directors’ fees, and other redundant administrative and operating expenses directly related to the Mergers. “Other expenses” does not reflect any potential provision (benefit) for income taxes because of the uncertainties associated with determining such amounts in future periods.
(8)OBDC Shareholders indirectly bear the expenses of underlying funds or other investment vehicles that would be an investment company under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act in which OBDC invests.
For OBDC, this amount includes the annual expenses of OBDC SLF LLC (“OBDC SLF”). There are no fees paid by OBDC SLF to OBDC. See note 4 in the notes to the Consolidated Financial Statements in OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for more information on OBDC SLF. OBDE has no such investments.
The “Pro Forma” column assumes the sum of amounts for each of OBDC and OBDE for the combined company following the Mergers.
(9)“Total annual expenses” is presented as a percentage of net assets attributable to holders of common stock because OBDC Shareholders and OBDE Shareholders bear all of the fees and expenses of the respective company. “Total annual expenses” does not reflect any potential provision (benefit) for income taxes because of the uncertainties associated with determining such amounts in future periods.
Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in OBDC, OBDE or the combined company’s common stock following completion of the Mergers on a pro forma basis, in each case assuming that OBDC, OBDE and the combined company hold no cash or liabilities other than debt. In calculating the following expense amounts, each of OBDC and OBDE has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Mergers assume that the Mergers closed on June 30, 2024 and that the leverage and operating expenses of OBDC and OBDE remain at the levels set forth in the tables above. Transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
OBDC, assuming a 5% annual return (assumes no return from net realized capital gains)	$110	$330	$550	$1,100
OBDE, assuming a 5% annual return (assumes no return from net realized capital gains)	$128	$377	$618	$1,183
OBDC, assuming a 5% annual return (assumes return entirely from realized capital gains)	$128	$378	$618	$1,179
OBDE, assuming a 5% annual return (assumes return entirely from realized capital gains)	$146	$423	$680	$1,243

	1 year	3 years	5 years	10 years
Pro forma combined company following the Mergers You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$114	$340	$564	$1,120
Assuming a 5% annual return (assumes return entirely from realized capital gains)	$132	$387	$631	$1,194
The foregoing tables are intended to assist you in understanding the various costs and expenses that an investor in OBDC, OBDE or, following the Mergers, the combined company will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of OBDC, OBDE and the combined company will vary and may result in a return greater or less than 5%. The incentive fee based on pre-incentive fee NII under each of the Current OBDC Investment Advisory Agreement, the New OBDC Investment Advisory Agreement and the OBDE Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. This example assumes that, as of June 30, 2024, the sum of realized capital losses and unrealized capital depreciation on a cumulative basis since IPO for OBDC and since the OBDE Exchange Listing for OBDE is zero. In addition, while the example assumes reinvestment of all distributions at NAV, participants in OBDC’s dividend reinvestment plan will receive a number of shares of OBDC Common Stock determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current NAV per share of OBDC Common Stock and (b) 95% of the market price per share of OBDC Common Stock at the close of trading on the payment date fixed by the OBDC Board in the event that newly issued shares are used to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of OBDC Common Stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below NAV.
The example and the expenses in the table above should not be considered a representation of OBDC’s, OBDE’s, or, following completion of the Mergers, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to OBDC, OBDE or, following the Mergers, the combined company, regarding future events or the future performance or future financial condition of OBDC, OBDE or, following the Mergers, the combined company. The forward-looking statements may include statements as to: future operating results of OBDC, OBDE or, following the Mergers, the combined company and distribution projections; business prospects of OBDC, OBDE or, following the Mergers, the combined company and the prospects of their portfolio companies; and the impact of the investments that OBDC, OBDE or, following the Mergers, the combined company expect to make. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with:
•the ability of the parties to consummate the Mergers on the expected timeline, or at all;
•the expected synergies and savings associated with the Mergers;
•the ability to realize the anticipated benefits of the Mergers including the expected elimination of certain expenses and costs due to the Mergers;
•the percentage of OBDC Shareholders and OBDE Shareholders voting in favor of the proposals submitted for their approval;
•the possibility that competing offers or acquisition proposals will be made;
•the Merger Agreement’s limitations on the ability of OBDC and OBDE to pursue alternatives to the Mergers;
•the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived;
•risks related to diverting management’s attention from ongoing business operations;
•the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers;
•the effect that the announcement of the Mergers may have on the trading price of OBDC Common Stock and OBDE Common Stock;
•any potential termination of the Merger Agreement or action of OBDE Shareholders with respect to any proposed merger;
•any operational uncertainties and contractual restrictions while the Mergers are pending;
•the actions of OBDC Shareholders or OBDE Shareholders with respect to any of the proposals submitted for their approval;
•the future operating results and distribution projections of OBDC, OBDE or, following the Mergers, the combined company;
•the ability of OBDC to reposition the portfolios of OBDC, OBDE or, following the Mergers, the combined company, and to implement OBDC’s future plans with respect to their businesses;
•the ability of Blue Owl and its affiliates to attract and retain highly talented professionals;
•the business prospects of OBDC, OBDE or, following the Mergers, the combined company and the prospects of their portfolio companies;
•the impact of the investments that OBDC, OBDE or, following the Mergers, the combined company expect to make and the competition for those investments;

•potential conflicts of interest with OBDC Adviser, OBDE Adviser, and other affiliates of Blue Owl;
•the ability of the portfolio companies of OBDC, OBDE or, following the Mergers, the combined company to achieve their objectives;
•the expected financings and investments and additional leverage that OBDC, OBDE or, following the Mergers, the combined company may seek to incur in the future;
•the adequacy of the cash resources and working capital of OBDC, OBDE or, following the Mergers, the combined company;
•the timing of cash flows, if any, from the operations of the portfolio companies of OBDC, OBDE or, following the Mergers, the combined company; and
•the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense and liability.
Such forward-looking statements may include statements preceded by, followed by or otherwise include the words such as “anticipates,” “believes,” “expects,” “seeks,” “plans,” “should,” “estimates,” “projects,” “may,” “might,” “will,” “would,” “could,” “can,” “continue,” “targets,” “outlook,” “potential,” “predicts,” “intends” and other variations of these words and similar expressions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. The actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of each of OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.
Other factors that could cause actual results to differ materially include:
•changes or potential disruptions in the operations of OBDC, OBDE or, following the Mergers, the combined company, the economy, financial markets or political environment;
•the impact of elevated interest and inflation rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, uncertainties related to the 2024 U.S. presidential election, and the risk of recession or a shutdown of government services;
•risks associated with possible disruption in the operations of OBDC and OBDE or the economy generally due to terrorism, war or other geopolitical conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine and the escalated conflict in the Middle-East, including the Israel-Hamas conflict, natural disasters or pandemics;
•future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in OBDC’s and OBDE’s operating areas, particularly with respect to maintaining their qualifications as BDCs or RICs; and
•other considerations that may be disclosed from time to time in the publicly disseminated documents and filings of OBDC, OBDE or, following the Mergers, the combined company.
The forward-looking statements included in this joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus are based on information available to them on the applicable date of the relevant document, and they assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in any forward-looking statements and future results could differ materially from historical performance. Although OBDC and OBDE undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OBDC and

OBDE in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus contain or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. These forward-looking statements apply only as of the date of this report. Moreover, neither OBDC nor OBDE assumes any duty or undertakes to update the forward-looking statements. Because OBDC and OBDE are investment companies, the forward-looking statements and projections contained in this joint proxy statement/prospectus are excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

THE OBDC SPECIAL MEETING
Date, Time and Place of the OBDC Special Meeting
The OBDC Special Meeting will be held virtually on [    ], 20[     ] at [    ], Eastern Time, at the following website: www.[    ].com. This joint proxy statement/prospectus will be sent to OBDC Shareholders of record as of [    ], 20[__] on or about [    ], 20[__] .
Purpose of the OBDC Special Meeting
At the OBDC Special Meeting, OBDC Shareholders will be asked to approve the Merger Stock Issuance Proposal, and the Advisory Agreement Amendment Proposal.
After careful consideration, the OBDC Board, on the recommendation of the OBDC Special Committee, comprised solely of the OBDC Independent Directors, unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers and unanimously recommends that OBDC Shareholders vote “FOR” the Merger Stock Issuance Proposal.
After careful consideration, the OBDC Board, including the OBDC Independent Directors, unanimously approved the New OBDC Investment Advisory Agreement and unanimously recommends that OBDC Shareholders vote “FOR” the Advisory Agreement Amendment Proposal.
Record Date
OBDC Shareholders may vote their shares at the OBDC Special Meeting only if they were a shareholder of record at the close of business on [    ], 20[__]. There were [    ] shares of the OBDC Common Stock outstanding on the OBDC Record Date. Each share of common stock is entitled to one vote.
Quorum and Adjournments
A quorum must be present at the OBDC Special Meeting for any business to be conducted. The presence at the OBDC Special Meeting, virtually or by proxy, of shareholders entitled to cast a majority of votes entitled to be cast at the OBDC Special Meeting will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes” with respect to such proposals. The OBDC Proposals are non-routine matters and so no broker non-votes are expected. If a quorum is not met, the chairman of the meeting may adjourn the OBDC Special Meeting to permit the further solicitation of proxies.
If there appears not to be enough votes to approve the OBDC Proposals at the OBDC Special Meeting, the chairman of the OBDC Special Meeting shall have the power to conclude or adjourn the OBDC Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the OBDC Special Meeting.
An OBDC Shareholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal.
Broker Non-Votes and Abstentions
Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes.” The OBDC Proposals are non-routine matters for OBDC and so no broker non-votes are expected. As a result, if an OBDC Shareholder holds shares in “street name” through a broker, bank or other nominee, such broker, bank or nominee will not be permitted to exercise voting discretion with respect to the OBDC Proposals. Abstentions and will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Advisory Agreement Amendment Proposal. Abstentions will have no effect on the outcome of the Merger Stock Issuance Proposal.

Vote Required
Each share of OBDC Common Stock held by a holder of record as of the OBDC Record Date has one vote on each matter considered at the OBDC Special Meeting.
The Merger Stock Issuance Proposal
The approval of the Merger Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by holders of OBDC Common Stock at a meeting at which a quorum is present. Abstentions will have no effect on the outcome of the Merger Stock Issuance Proposal. The Merger Stock Issuance Proposal is a non-routine matter for OBDC and so no broker non-votes are expected.Proxies received will be voted “FOR” the Merger Stock Issuance Proposal, unless OBDC Shareholders designate otherwise.
Under the terms of the Merger Agreement, each OBDE Shareholder will have the right to receive, for each share of OBDE Common Stock, a number of shares of OBDC Common Stock equal to the Exchange Ratio. The number of shares of OBDC Common Stock to be received will be subject to adjustment if, between the date of the Merger Agreement and the effective time of the Mergers, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
The Advisory Agreement Amendment Proposal
The affirmative vote of “a majority of the outstanding voting securities” (as defined under the 1940 Act) of OBDC Common Stock is required to approve the Advisory Agreement Amendment Proposal. Under the 1940 Act, a “majority of the outstanding voting securities” of OBDC is the lesser of: (1) 67% of the shares of OBDC Common Stock present at the OBDC Special Meeting if the holders of more than 50% of the outstanding shares of OBDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of OBDC Common Stock. Abstentions will have the effect of a vote “against” this proposal. The Advisory Agreement Amendment Proposal is a non-routine matter for OBDC and so no broker non-votes are expected.
Voting of Management
On the OBDC Record Date, OBDC’s officers and directors owned and were entitled to vote [    ] shares of OBDC Common Stock, representing less than [    ] of the outstanding shares of OBDC Common Stock on the OBDC Record Date. None of OBDC’s officers or directors has entered into any voting agreement relating to the Mergers.
Voting of Proxies
OBDC encourages OBDC Shareholders to vote their shares, either by voting virtually at the OBDC Special Meeting or by voting by proxy, which means that OBDC Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the OBDC Shareholder’s instructions. If OBDC Shareholders execute a proxy without specifying their voting instructions, such OBDC Shareholders’ shares will be voted in accordance with the OBDC Board’s recommendation. If any other business is brought before the OBDC Special Meeting, OBDC Shareholders’ shares will be voted at the OBDC Board’s discretion unless OBDC Shareholders specifically state otherwise on their proxies.
OBDC Shareholders may revoke a proxy at any time before it is exercised by notifying OBDC’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the OBDC Special Meeting. Any OBDC Shareholder entitled to vote at the OBDC Special Meeting may attend the OBDC Special Meeting and vote virtually, whether or not such OBDC Shareholder has previously voted his or her shares via proxy or wishes to change a previous vote.
An OBDC Shareholder may vote virtually at the OBDC Special Meeting or by proxy in accordance with the instructions provided below. An OBDC Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•By internet: www.[    ].com.
•By telephone: [    ] to reach a toll-free, automated touchtone voting line, or [    ] Monday through Friday [9:00] a.m. until [10:00] p.m. Eastern Time to reach a toll-free, live operator line.
•By mail: You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [    ], 20[    ].
Important notice regarding the availability of proxy materials for the OBDC Special Meeting. OBDC’s joint proxy statement/prospectus, OBDC’s Annual Report on Form 10-K for the year ended December 31, 2023 and the proxy card are available at www.proxyvote.com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the OBDC Special Meeting, by attending the OBDC Special Meeting and voting virtually, or by a notice, provided in writing and signed by the OBDC Shareholder, delivered to OBDC’s Secretary on any business day before the date of the OBDC Special Meeting.
Solicitation of Proxies
OBDC and OBDE will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of Shareholders and proxy card. OBDC and OBDE intend to use the services of [    ] to aid in the distribution and collection of proxy votes for an estimated fee of $[     ], plus reasonable out-of-pocket expenses. No additional compensation will be paid to directors, officers or employees for such services.
For more information regarding expenses related to the Mergers, see “Questions and Answers about the Special Meetings and the Mergers—Who is responsible for paying the expenses relating to completing the Mergers?”
Appraisal Rights
OBDC Shareholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the OBDC Special Meeting.

THE OBDE SPECIAL MEETING
Date, Time and Place of the OBDE Special Meeting
The OBDE Special Meeting will be held virtually on [    ], 20[    ] at [    ], Eastern Time, at the following website: www.[    ].com. This joint proxy statement/prospectus will be sent to OBDE Shareholders of record as of [    ], 20[__] on or about [    ], 20[__] .
Purpose of the OBDE Special Meeting
At the OBDE Special Meeting, OBDE Shareholders will be asked to approve the Merger Proposal.
After careful consideration, on the recommendation of the OBDE Special Committee, comprised solely of the OBDE Independent Directors, the OBDE Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that OBDE Shareholders vote “FOR” the Merger Proposal.
Record Date
OBDE Shareholders may vote their shares at the OBDE Special Meeting only if they were a shareholder of record at the close of business on [    ], 20[__] . There were [    ] shares of OBDE Common Stock outstanding on the OBDE Record Date. Each share of OBDE Common Stock is entitled to one vote.
Quorum and Adjournments
A quorum must be present at the OBDE Special Meeting for any business to be conducted. The presence at the OBDE Special Meeting, virtually or by proxy, of shareholders entitled to cast a majority of votes entitled to be cast at the OBDE Special Meeting will constitute a quorum. If quorum is not met, the chairman of the meeting may adjourn the OBDE Special Meeting to permit the further solicitation of proxies.
If there appear not to be enough votes to approve the Merger Proposal at the OBDE Special Meeting, the chairman of the OBDE Special Meeting shall have the power to conclude or adjourn the OBDE Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the OBDE Special Meeting.
An OBDE Shareholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal.
Broker Non-Votes and Abstentions
Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals are considered “broker non-votes.” The Merger Proposal is a non-routine matter for OBDE and so no broker non-votes are expected. As a result, if an OBDE Shareholder holds shares in “street name” through a broker, bank or other nominee, such broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Merger Proposal. Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.
Vote Required
Each share of OBDE Common Stock held by a holder of record as of the OBDE Record Date has one vote on each matter considered at the OBDE Special Meeting.
The Merger Proposal
The affirmative vote of the holders of a majority of the outstanding shares of OBDE Common Stock entitled to be cast at the OBDE Special Meeting is required to approve the Merger Proposal.

Under the terms of the Merger Agreement, each OBDE Shareholder will have the right to receive, for each share of OBDE Common Stock, a number of shares of OBDC Common Stock equal to the Exchange Ratio. The number of shares of OBDC Common Stock to be received will be subject to adjustment if, between the date of the Merger Agreement and the effective time of the Initial Merger, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
Abstentions will not count as affirmative votes cast and will therefore have the same effect as votes against the Merger Proposal. The Merger Proposal is a non-routine matter for OBDE and so no broker non-votes are expected. Proxies received will be voted “FOR” the Merger Proposal, unless OBDE Shareholders designate otherwise.
Voting of Management
On the OBDE Record Date, OBDE’s officers and directors owned and were entitled to vote [    ] shares of OBDE Common Stock, representing less than [    ] of the outstanding shares of OBDE Common Stock on the OBDE Record Date. None of OBDE’s officers or directors has entered into any voting agreement relating to the Mergers.
Voting of Proxies
OBDE encourages OBDE Shareholders to vote their shares, either by voting virtually at the OBDE Special Meeting or by voting by proxy, which means that OBDE Shareholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with OBDE Shareholders’ instructions. If OBDE Shareholders execute a proxy without specifying their voting instructions, such OBDE Shareholders’ shares will be voted in accordance with the OBDE Board’s recommendation. If any other business is brought before the OBDE Special Meeting, OBDE Shareholders’ shares will be voted at the OBDE Board’s discretion unless OBDE Shareholders specifically state otherwise on their proxy.
OBDE Shareholders may revoke a proxy at any time before it is exercised by notifying OBDE Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the OBDE Special Meeting. Any OBDE Shareholder entitled to vote at the OBDE Special Meeting may attend the OBDE Special Meeting and vote virtually, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.
An OBDE Shareholder may vote virtually at the OBDE Special Meeting or by proxy in accordance with the instructions provided below. An OBDE Shareholder may also authorize a proxy by telephone or through the internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link.
•By internet: www.[    ].com.
•By telephone: [    ] to reach a toll-free, automated touchtone voting line, or [    ] Monday through Friday [9:00] a.m. until [10:00] p.m. Eastern Time to reach a toll-free, live operator line.
•By mail: You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on [    ], 20[    ] .
Important notice regarding the availability of proxy materials for the OBDE Special Meeting. OBDE’s joint proxy statement/prospectus, OBDE’s Annual Report on Form 10-K for the year ended December 31, 2023 and the proxy card are available at www.[    ].com.

Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the OBDE Special Meeting, by attending the OBDE Special Meeting and voting virtually, or by a notice, provided in writing and signed by the OBDE Shareholder, delivered to OBDE Secretary on any business day before the date of the OBDE Special Meeting.
Solicitation of Proxies
OBDE and OBDC will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the accompanying Notice of Special Meeting of Shareholders and proxy card. OBDE and OBDC intend to use the services of [        ] to aid in the distribution and collection of proxy votes for an estimated fee of on [        ], plus reasonable out-of-pocket expenses. No additional compensation will be paid to directors, officers or employees for such services
For more information regarding expenses related to the Mergers, see “Questions and Answers about the Merger—Who is responsible for paying the expenses relating to completing the Mergers?”
Appraisal Rights
OBDE Shareholders do not have the right to exercise rights of objecting shareholders with respect to any matter to be voted upon at the OBDE Special Meeting.

CAPITALIZATION
The following table sets forth (1) OBDC’s and OBDE’s actual capitalization as of June 30, 2024 and (2) OBDC’s capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with OBDC’s and OBDE’s consolidated financial statements incorporated by reference herein.

	As of June 30, 2024
	Actual (unaudited) OBDC	Actual (unaudited) OBDE	Pro forma Adjustments (unaudited)		Pro forma (unaudited) OBDC
Cash, cash equivalents and restricted cash	$379,984	$120,344	$(60,243)	(1)	$440,085
Debt	7,548,526	2,459,715	—		10,008,241
Unamortized Debt Issuance Costs	(84,433)	(25,207)	25,207	(2)	(84,433)
Net assets	$5,994,284	$1,919,160	$(60,243)	(1)(3)	$7,853,201
Total Capitalization	$13,458,377	$4,353,668	$(35,036)		$17,777,009
Number of shares of common stock outstanding	390,217,304	123,356,823	(1,924,366)	(3)	511,649,761
NAV per share of common stock	$15.36	$15.56			$15.35
_____________
(1)Pro forma adjustments reflect the combined impact of $4.9 million and $2.3 million of estimated remaining transaction expenses expected to be incurred by OBDC and OBDE, respectively as of June 30, 2024 as well as the distribution of undistributed income of OBDE declared prior to the closing of the Mergers. Transaction expenses of OBDC are capitalized and deferred, while transaction expenses of OBDE are expensed as incurred in accordance with ASC 805.
(2)Adjustment relates to unamortized deferred debt issuance costs associated with OBDE's debt facilities that will be reversed when acquired debt cost basis is marked to fair value.
(3)Pro forma adjustment reflects the shares of OBDC Common Stock issued to OBDE Shareholders based on an Exchange Ratio of 0.9844 shares of OBDC Common Stock for each share of OBDE Common Stock. The Exchange Ratio is based on (a) an OBDC Common Stock Price that is less than OBDC’s NAV per share as of June 30, 2024 based on the closing sale price of OBDC Common Stock of $14.50 as reported on NYSE on August 9, 2024 and (b) OBDE's NAV per share as of June 30, 2024 pursuant to the formula in the Merger Agreement resulting in a reduction in total combined shares outstanding of 1.9 million. The total pro forma purchase price of the transaction is estimated to be $1.8 billion. For purposes of calculating the exchange ratio, the OBDC NAV was adjusted by the transaction expenses previous discussed in Note (1) and the OBDE NAV was adjusted by the transactions expenses previously discussed in Note (1) and estimated distributions of $0.43 per share.

THE MERGERS
The following discussion includes the material terms of the Mergers and the principal terms of the Merger Agreement and is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.
General Description of the Mergers
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OBDE. OBDE will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, OBDE, as the surviving company of the Initial Merger, will merge with and into OBDC in accordance with the MGCL, with OBDC as the surviving entity.
If the Mergers are consummated, each OBDE Shareholder will be entitled to receive shares of OBDE Common Stock equal to the Exchange Ratio for each share of OBDE Common Stock. The number of shares of OBDC Common Stock to be received will be subject to adjustment only if, between the date of the Merger Agreement and the effective time of the Mergers, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
Under the terms of the Merger Agreement, the Exchange Ratio will be determined as of the Determination Date prior to the effective date of the Mergers and based on (i) the OBDC Per Share NAV and the OBDE Per Share NAV and (ii) the OBDC Common Stock Price.
No fractional shares of OBDC Common Stock will be issued, and holders of OBDE Common Stock will receive cash in lieu of fractional shares.
Following the Mergers, OBDC intends to continue its operations as conducted before the Mergers.
Background of the Mergers
The OBDC Board and the OBDE Board regularly review and assess the business and operations of OBDC and OBDE, respectively, with the goal of maximizing shareholder value. As part of these reviews, from time to time, the OBDC Board and the OBDE Board, together with management of OBDC and OBDE, as applicable, have considered a variety of potential strategic transactions and alternatives available to OBDC and OBDE, respectively, such as mergers, acquisitions, joint ventures and other similar transactions, including whether or not to engage in a strategic transaction or to engage in a transaction with a BDC affiliated with Blue Owl. As part of these ongoing reviews and assessments, the OBDC Board and the OBDE Board, together with management of OBDC and OBDE, as applicable, have considered, among other things, that larger BDCs generally have (i) higher trading multiples and volume, which could allow OBDC Shareholders and OBDE Shareholders, respectively, flexibility to manage their investments and (ii) advantages of increased scale when issuing debt and negotiating credit facilities.
On June 4, 2024, a joint meeting of the OBDC Board and the OBDE Board was held for the purpose of discussing strategic transaction considerations. Representatives of Eversheds Sutherland (US) LLP (“Eversheds Sutherland”), counsel to the OBDC Board and the OBDE Board, attended the meeting and reviewed with the OBDC Board and OBDE Board the fiduciary duties and standards of conduct applicable to the directors under the MGCL and the 1940 Act as well as additional 1940 Act considerations in connection with a merger of affiliated BDCs. Management then discussed that OBDC Adviser, OBDE Adviser and their respective affiliates had been considering various strategic transactions for the diversified BDCs on Blue Owl’s Credit platform including mergers, acquisitions, joint ventures and other similar transactions, including whether or not to engage in a strategic transaction or to engage in a transaction with an affiliate and at this time was proposing that the OBDC Board and the OBDE Board consider a proposed merger of OBDC and OBDE in the coming months. The independent members of the OBDC Board and the OBDE Board then met in executive session with representatives of Eversheds

Sutherland present to discuss the information presented and agreed to give further consideration to a proposed merger between OBDC and OBDE.
On June 6, 2024, representatives of management, Kirkland & Ellis LLP (“Kirkland”), counsel to OBDC Adviser and OBDE Adviser, and Eversheds Sutherland met to discuss the manner in which OBDC and OBDE would negotiate any proposed merger.
On June 10, 2024, a joint meeting of the OBDC Independent Directors and the OBDE Independent Directors was held for the purpose of discussing a proposed merger between OBDC and OBDE. Representatives of Eversheds Sutherland attended the meeting and a representative of Stradley Ronon Stevens & Young, LLP (“Stradley”) attended portions of the meeting. The OBDC Independent Directors and the OBDE Independent Directors determined that pursuing a review of the strategic transaction alternatives available to OBDC and OBDE would be beneficial to OBDC Shareholders and OBDE Shareholders, and proceeded to review such alternatives. At the conclusion of such review, the OBDC Independent Directors and the OBDE Independent Directors agreed to continue to discuss the proposed merger between OBDC and OBDE. The OBDC Independent Directors and OBDE Independent Directors each discussed their fiduciary duties and identified and discussed potential conflicts of interest in connection with a proposed merger of OBDC and OBDE and discussed forming a special committee comprised of all of the Independent Directors of OBDC and a special committee of all of the Independent Directors of OBDE and hiring additional legal and financial advisors to aid in their consideration and negotiation of a proposed merger. The OBDC Independent Directors and the OBDE Independent Directors then selected certain nationally recognized investment banks to interview for the role of financial advisor in connection with the proposed merger and agreed to ask management to coordinate such interviews. The OBDC Independent Directors and the OBDE Independent Directors then met with the representative of Stradley and considered whether to engage Stradley to advise the independent members of the OBDC Board or the OBDE Board in connection with a proposed merger. The Stradley representative represented that Stradley was independent of OBDC Adviser and OBDE Adviser and their management organization within the meaning of rules adopted under the 1940 Act.
On June 17, 2024, the OBDC Special Committee and the OBDE Special Committee were formed. A joint meeting of the OBDC Special Committee and the OBDE Special Committee was held for the purpose of interviewing certain nationally recognized investment banks to act as financial advisors in connection with the consideration of various strategic transaction alternatives, including the proposed merger, by the OBDC Special Committee and the OBDE Special Committee. Representatives of each investment bank provided information to the OBDC Special Committee and the OBDE Special Committee about potentially acting as a financial advisor in connection with a strategic transaction and reviewed and discussed information about strategic alternatives available to OBDC and OBDE, including a proposed merger of OBDC and OBDE. Representatives of each investment bank also reviewed and discussed various potential exchange ratio structures that may be considered in connection with a proposed merger. Representatives of Eversheds Sutherland and Stradley also attended at the request of the OBDC Special Committee and the OBDE Special Committee. Following the meeting, the OBDC Special Committee and the OBDE Special Committee evaluated, among other things, each investment banks’ qualifications, each investment bank’s experience with transactions involving BDCs, each investment banks’ ability to provide high-quality financial advice and assistance with respect to the proposed merger, estimated fees to be charged in connection with a potential engagement and any conflicts or relationships between the relevant parties. The OBDC Special Committee and the OBDE Special Committee also considered approaching additional nationally recognized investment banks to serve as additional financial advisors in connection with the consideration of the proposed merger.
Also on June 17, 2024, the OBDC Board authorized the OBDC Special Committee to analyze and evaluate the proposed merger, including to determine whether the proposed merger is fair to and in the best interests of all OBDC Shareholders, and to determine whether to recommend that the full OBDC Board approve the proposed merger or any agreements or arrangements proposed to be entered into by OBDC . Among other things, the OBDC Special Committee was authorized to: (1) review, evaluate, consider and monitor negotiations related to the terms and conditions of the proposed merger and any agreements or arrangements proposed to be entered into by OBDC or OBDE, as applicable, in connection with or relating to any proposed merger, including to determine whether any proposed merger is fair to and in the best interests of all OBDC Shareholders ; (2) review, evaluate, consider and negotiate on behalf of OBDC the terms and conditions of any agreements or arrangements proposed to be entered into by OBDC, or the surviving entity following the proposed merger or any of their respective affiliates, on the one hand, and with or for the benefit of Blue Owl or any of its respective affiliates, on the other hand, in connection with or relating to the proposed merger; (3) recommend to the full OBDC Board what action, if any, should be taken by the OBDC Board with respect to the proposed merger and any such agreements or arrangements proposed to be entered into in connection with or relating to the potential merger; and (4) take such other actions as the OBDC Special Committee may deem to be necessary or appropriate to discharge its duties.
Also on June 17, 2024, the OBDC Special Committee conveyed to management that it had determined to engage BofA Securities to act as a financial advisor and, if requested, provide an opinion as to the fairness from a financial point of view of the proposed consideration in any potential transaction to the OBDC Special Committee and asked management to inform the financial advisor. The OBDC Special Committee also requested that Eversheds Sutherland commence diligence related to the proposed merger, which included a review of OBDC’s and OBDE’s current credit facilities, outstanding unsecured notes, material contracts and governing documents.
Also on June 17, 2024, the OBDE Board authorized the OBDE Special Committee to analyze and evaluate the proposed merger, including to determine whether the proposed merger is fair to and in the best interests of all OBDE Shareholders and to determine whether to recommend that the full OBDE Board approve the proposed merger or any agreements or arrangements proposed to be entered into by OBDE. Among other things, the OBDE Special Committee was authorized to: (1) review, evaluate, consider and monitor negotiations related to the terms and conditions of the proposed merger and any agreements or arrangements proposed to be entered into by OBDE in connection with or relating to any proposed merger, including to determine whether any proposed merger is fair to and in the best interests of all OBDE Shareholders; (2) review, evaluate, consider and negotiate on behalf of OBDE the terms and conditions of any agreements or arrangements proposed to be entered into by OBDE or the surviving entity following the proposed merger or any of their respective affiliates, on the one hand, and with or for the benefit of Blue Owl or any of its respective affiliates, on the other hand, in connection with or relating to the proposed merger; (3) recommend to the full OBDE Board what action, if any, should be taken by the OBDE Board with respect to the proposed merger and any such agreements or arrangements proposed to be entered into in connection with or relating to the proposed merger; and (4) take such other actions as the OBDE Special Committee may deem to be necessary or appropriate to discharge its duties.
Also on June 17, 2024, the OBDE Special Committee conveyed to management that it had determined to engage KBW to act as a financial advisor and, if requested, to provide an opinion to the OBDE Special Committee as to the fairness from a financial point of view of the proposed consideration in any potential transaction, and asked management to inform KBW. The OBDE Special Committee also requested that Eversheds Sutherland, as counsel to OBDE, and Stradley commence legal due diligence related to the proposed merger, which included a review of OBDC’s and OBDE’s current credit facilities, outstanding unsecured notes, material contracts and governing documents.
Also on June 17, 2024, the OBDE Special Committee engaged Stradley to serve as independent counsel to the OBDE Special Committee and discussed the scope of information to be requested from the OBDE Adviser by each of Stradley and KBW.
On June 18, 2024, the OBDC Special Committee asked Eversheds Sutherland, who was already counsel to the independent directors comprising the OBDC Special Committee, to begin drafting the Merger Agreement and discussed the scope of information to be requested from the OBDC Adviser by each of Eversheds and BofA Securities.
On June 24, 2024, the OBDC Special Committee and the OBDE Special Committee held a joint meeting with representatives of Eversheds Sutherland and Stradley to discuss the timing and process for engaging BofA Securities and KBW, as applicable, and negotiating the terms of the proposed merger. The OBDC Special Committee also noted that OBDC and OBDE had provided waivers to enable Eversheds Sutherland to provide joint representation to each of OBDC and OBDE (but not the OBDE Special Committee) in connection with the proposed merger. Following this meeting, the OBDE Special Committee met with representatives of Stradley to discuss the proposed terms of KBW’s engagement and the OBDC Special Committee met with Eversheds Sutherland to discuss the proposed terms of BofA Securities’ engagement.

On June 27, 2024, representatives of Eversheds Sutherland, on behalf of the OBDC Special Committee, provided drafts of the Merger Agreement to OBDC Adviser, OBDE Adviser, Kirkland and Stradley.
From June 27, 2024 to July 15, 2024, representatives of Stradley, on behalf of the OBDE Special Committee, and representatives of Kirkland, on behalf of OBDC Adviser and OBDE Adviser, provided comments on the draft Merger Agreement to representatives of Eversheds Sutherland. Throughout such period, representatives of Eversheds Sutherland discussed the draft Merger Agreement with the OBDC Special Committee, and representatives of Stradley discussed the draft Merger Agreement with the OBDE Special Committee.
On July 3, 2024, representatives of Stradley, on behalf of the OBDE Special Committee, submitted a written diligence request to Blue Owl, on behalf of OBDC Adviser and OBDE Adviser, for certain additional information to assist in the OBDE Special Committee’s evaluation and consideration of the proposed merger (the “OBDE Diligence Request”). Among other things, the OBDE Diligence Request covered requests related to (i) the anticipated structure and terms of the proposed merger, (ii) the anticipated federal income tax consequences of the proposed merger, (iii) anticipated liabilities and fees and expenses of the proposed merger, (iv) a comparison of the fees and expenses payable by OBDC to OBDC Adviser relative to the fees and expenses payable by OBDE to OBDE Adviser, (v) a dividend yield comparison, (vi) information related to the investment advisory experience of OBDC Adviser, (vii) the anticipated benefits and disadvantages of the proposed merger to OBDE Shareholders, (viii) how OBDE’s securities will be valued for purposes of the proposed merger, and (ix) a discussion of whether the interests of OBDE Shareholders will be diluted as a result of the proposed merger.
On July 11, 2024, Blue Owl, on behalf of OBDC Adviser and OBDE Adviser, sent a response to the diligence request list to Stradley, on behalf of the OBDE Special Committee and supplementally responded to additional diligence requests from Stradley.
On July 12, 2024, the OBDC Special Committee held a meeting with representatives of BofA Securities and Eversheds Sutherland and the OBDC Special Committee entered into an engagement letter with BofA Securities to serve as a financial advisor to the OBDC Special Committee with respect to the proposed merger. At this meeting, the OBDC Special Committee reviewed with BofA Securities information regarding various considerations related to the proposed merger. Representatives of BofA Securities discussed certain public market perspectives and other information with respect to OBDC, OBDE and certain other BDCs, including balance sheet and financial highlights, current and historical trading performance and the cost of financing. Representatives of BofA Securities then reviewed the OBDC and OBDE investment portfolios, discussed with the OBDC Special Committee certain financial projections prepared by the OBDC Adviser and the OBDE Adviser and reviewed certain operational synergies that might result from a combined company. BofA Securities also discussed the use of a fixed or floating exchange ratio, or a combination of the two, and the various benefits and considerations of each, but did not propose a specific exchange ratio. The OBDC Special Committee then discussed with BofA Securities certain considerations and questions with respect to a proposed merger. The OBDC Special Committee then met in executive session with representatives of Eversheds Sutherland to further discuss BofA Securities’ presentation and the proposed merger. The OBDC Special Committee determined to continue discussions with BofA Securities in furtherance of the proposed merger.
Also on July 12, 2024, the OBDE Special Committee engaged KBW to act as a financial advisor to the OBDE Special Committee with respect to the proposed merger.
On July 15, 2024, the OBDC Special Committee held a meeting with representatives of BofA Securities and Eversheds Sutherland at which BofA Securities discussed certain relationships with OBDC, Blue Owl and their affiliates, as well as additional considerations with respect to the proposed merger. Representatives of BofA Securities continued discussions related to the OBDC and OBDE portfolios, potential alternatives for an exchange ratio, including a NAV-for-NAV exchange ratio, a fixed exchange ratio and possible premium split exchange ratios where a portion of the trading premium of OBDC Common Stock would be shared with OBDE shareholders subject to a cap, and other structuring considerations, including whether a fee waiver or expense reimbursement from OBDC Adviser or additional dividends should be considered as part of the transaction. The OBDC Special Committee then met in executive session with representatives of Eversheds Sutherland to further discuss BofA

Securities’ presentation and the proposed merger. The OBDC Special Committee determined to continue discussions with BofA Securities in furtherance of the proposed merger.
On July 16, 2024, Eversheds Sutherland, on behalf of the OBDC Special Committee, circulated a revised draft of the Merger Agreement to OBDC Adviser, OBDE Adviser, Kirkland and Stradley.
On July 17, 2024, representatives of BofA Securities and representatives of the OBDC Special Committee continued to discuss the terms of the proposed merger, including possible premium split exchange ratios where a portion of the trading premium of OBDC Common Stock would be shared with OBDE shareholders subject to a cap.
On July 19, 2024, representatives of Eversheds Sutherland, on behalf of the OBDC Special Committee, OBDC and OBDE, and representatives of Kirkland, on behalf of OBDC Adviser and OBDE Adviser, discussed the revised Merger Agreement.
On July 22, 2024, the OBDC Special Committee held a meeting with representatives of Eversheds Sutherland and, for portions of the meeting, representatives of BofA Securities. At the meeting, the OBDC Special Committee discussed whether to engage MUFG and ING as co-financial advisors to assist with the OBDC Special Committee’s review of the proposed merger. The OBDC Special Committee discussed that MUFG could provide additional information with respect to the potential ratings impact of the proposed merger and ING could provide analysis with respect to the combined company’s optimal capital structure. The OBDC Special Committee reviewed information from management with respect to such additional services that MUFG and ING could provide as well as the fees for such services. Then representatives of BofA Securities joined the meeting and discussed certain updates that had been made to the financial models for the proposed merger and presented the OBDC Special Committee with a proposed premium split exchange ratio in which (i) 50% of the trading premium of OBDC Common Stock would be shared with OBDE Shareholders up to a trading premium of 1.03x NAV per share; and (ii) an incremental 25% of the trading premium of OBDC Common Stock would be shared with OBDE Shareholders up to a trading premium of 1.06x NAV per share. The representatives of BofA Securities noted that this would result in a total trading premium cap of 2.25% when OBDC Common Stock was trading at more than 1.06x NAV per share. The BofA Securities representatives also presented other terms of the proposed merger. After further discussion, the OBDC Special Committee instructed BofA Securities to communicate the proposed merger terms to KBW, as financial advisor to the OBDE Special Committee.
On July 24, 2024, representatives of Eversheds Sutherland and representatives of the OBDC Special Committee reviewed the key terms of the Merger Agreement, including, among other things, deal protections, closing conditions and termination rights.
On July 26, 2024, the OBDE Special Committee held a meeting with representatives of KBW and Stradley also in attendance at which KBW representatives reviewed the proposed merger terms communicated by BofA Securities on behalf of the OBDC Special Committee. The OBDE Special Committee then met in executive session with a representative of Stradley to further discuss the proposed merger terms and consideration of potential adjustments thereto, as well as the key terms of the revised Merger Agreement. The OBDE Special Committee determined that the best approach would be for the committee to give further consideration to the proposed merger terms and hold another meeting with representatives of KBW and Stradley on July 29, 2024.
Also on July 26, 2024, the OBDE Special Committee and the OBDC Special Committee held a joint meeting with representatives of Eversheds Sutherland to review the key terms of the Merger Agreement, including among other things, deal protections, closing conditions and termination rights. Representative of Eversheds Sutherland responded to questions from the OBDC Special Committee and the OBDE Special Committee with respect to the Merger Agreement.
Also on July 26, 2024, the OBDC Special Committee held a meeting with representatives of Eversheds Sutherland to discuss the engagement of additional financial advisors. The OBDC Special Committee determined to proceed with the engagement of MUFG and ING as co-financial advisors to the transaction, noting that they could provide additional support and services in connection with the OBDC Special Committee’s evaluation of the proposed merger. The OBDC Special Committee also discussed engaging Truist to serve as an additional financial advisor with respect to the proposed merger to assist with the OBDC Special Committee’s review of the proposed merger. The OBDC Special Committee discussed additional services that Truist could provide as well as the fees for such services, and determined to engage Truist as a financial advisor to the OBDC Special Committee.
In addition, representatives of Eversheds Sutherland discussed the New OBDC Investment Advisory Agreement relating to the accounting treatment that would be applicable to the proposed merger and the consequences of the asset acquisition method of accounting on both the financial statements of OBDC after closing of the proposed merger as well as the incentive fees payable under the Current OBDC Investment Advisory Agreement. It was noted that the asset acquisition method of accounting was not expected to have any tax consequences for OBDC Shareholders or OBDE Shareholders as the proposed merger was expected to be considered a “reorganization” under the Code. However, the representatives of Eversheds Sutherland noted that purchase accounting adjustment for a purchase premium or discount paid for the acquisition of another BDC in a merger, such as in the proposed merger, would immediately following closing of the proposed merger create unrealized depreciation or appreciation, as applicable, for OBDC because OBDC would be required to allocate the premium or discount to the acquired assets and write down, or write up, as applicable, the former OBDE assets from the fair value at which they were acquired. The effects of this unrealized depreciation or appreciation, as applicable, and subsequent realized loss or gain, as applicable, upon the disposition of the OBDE assets acquired, with a corresponding reversal of the unrealized depreciation or appreciation, as applicable, resulting from the asset acquisition method of accounting on OBDC were discussed. The representatives from Eversheds Sutherland explained that as a result, management of OBDC was proposing an amendment to the Current OBDC Investment Advisory Agreement, which would not change the management or incentive fee rates but would seek to adjust (i) the calculation of the incentive fee based on income to exclude any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger and (ii) the calculation of the incentive fee based on capital gains to exclude realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger. The representatives from Eversheds Sutherland also discussed additional proposed amendments to the Current OBDC Investment Advisory Agreement to remove provisions related to the North American Securities Administrators Association Omnibus Guidelines (“NASAA Omnibus Guidelines”) that are not applicable to BDCs with securities traded on a national securities exchange and certain other provisions that have not applied to OBDC since OBDC Common Stock began trading on the NYSE.
From July 26, 2024 to July 31, 2024, the OBDC Special Committee and the OBDE Special Committee communicated separately with representatives of Eversheds Sutherland, Stradley, BofA Securities and KBW regarding various matters related to the proposed merger, including the potential exchange ratio and provisions of the Merger Agreement. The OBDC Special Committee and the OBDE Special Committee considered a range of exchange ratios that they believed would be acceptable with respect to OBDC and OBDE, respectively, deciding that it was appropriate to consider a NAV-for-NAV exchange ratio as the “floor” in a potential merger to the extent that OBDC Common Stock was not trading in excess of OBDC’s closing NAV. The overlap of acceptable ranges in terms of premium to OBDE’s NAV as of June 30, 2024, ranged from a 2.25% premium to a 2.50% premium. The OBDC Special Committee and the OBDE Special Committee considered the benefits of the proposed transaction to each of OBDC and OBDE and determined to provide instructions to their respective financial advisors regarding an exchange ratio corresponding to a NAV-for NAV transaction if OBDC were trading below NAV at the closing of the merger or a premium split transaction to the extent that OBDC Common Stock was trading in excess of OBDC’s NAV at closing where 50% of the trading premium of OBDC Common Stock would be shared with OBDE Shareholders subject to a cap of 2.25% to OBDE Per Share NAV at closing. The OBDC Special Committee and the OBDE Special Committee recognized that, based on the foregoing, the proposed exchange ratio provided the opportunity for NAV per share accretion for OBDC if shares of OBDC Common Stock traded at a premium to NAV per share on the Determination Date and, if that is the case, shares of OBDC Common Stock would be issued at a premium to OBDE Per Share NAV
On July 29, 2024, the OBDE Special Committee held a meeting with representatives of KBW and Stradley also in attendance at which the OBDE Special Committee engaged in further discussion with representatives of KBW regarding the proposed merger terms. Following the meeting, the OBDE Special Committee met in executive session with representatives of Stradley to discuss the proposed merger terms, as well as the proposed engagement of an additional financial advisor. The OBDE Special Committee discussed additional support and services that SMBC as a co-financial advisor to the transaction could provide in connection with the OBDE Special Committee’s analysis of the proposed merger. The OBDE Special Committee discussed that SMBC could provide additional analysis of the unsecured bond market and new issue pricing for OBDE on a stand alone basis as compared to the combined company and determined to proceed with the engagement of SMBC as a co-financial advisor to the transaction.
On July 31, 2024, the OBDE Special Committee held a meeting with representatives of KBW and Stradley at which the OBDE Special Committee engaged in further discussion with representatives of KBW regarding updated terms to the merger proposal that resulted from discussions between BofA Securities, as authorized by the OBDC Special Committee, and KBW, as authorized by the OBDE Special Committee.
From July 31, 2024 to August 2, 2024, representatives of the OBDC Special Committee and the OBDE Special Committee discussed with representatives of OBDC Adviser the terms of a potential expense reimbursement. On August 2, 2024, representatives of the OBDC Special Committee and the OBDE Special Committee conveyed to representatives of Eversheds Sutherland and Stradley, respectively, the terms of the agreed upon expense reimbursement pursuant to which, solely in the event the Mergers are consummated, OBDC Adviser would agree to reimburse OBDC and OBDE for up to 50% of all fees and expenses incurred and payable on their half in connection with or related to the Merger and the Merger Agreement in an amount not to exceed $4.25 million.
From July 16, 2024 to August 2, 2024, representatives of Eversheds Sutherland, Stradley and Kirkland continued to revise the Merger Agreement, a substantially final draft of which was circulated to all of the members of the OBDC Special Committee, the OBDC Board, the OBDE Special Committee and the OBDE Board in advance of the meetings on August 6, 2024.
On August 6, 2024, the OBDC Board, the OBDE Board, the OBDC Special Committee and the OBDE Special Committee each held a meeting. Representatives of management of OBDC and OBDE, OBDC Adviser, OBDE Adviser, Stradley and Eversheds Sutherland were also in attendance, along with representatives of BofA Securities and Truist for the OBDC Board and the OBDC Special Committee meetings and representatives of KBW for the OBDE Board and the OBDE Special Committee meetings. At the various meetings, representatives from Eversheds Sutherland, in its role as counsel to OBDC and OBDE, reviewed with the OBDC Independent Directors and the OBDE Independent Directors the revised draft of the Merger Agreement, which had been circulated prior to the meeting, as well as its material terms, including the proposed exchange ratio, and also reviewed the fiduciary duties of the OBDC Independent Directors and the OBDE Independent Directors and related 1940 Act considerations, including those related to Rule 17a-8, and other tax, regulatory and corporate matters.
In addition, management of OBDC discussed the New OBDC Investment Advisory Agreement, a copy of which had been provided to the OBDC Board in advance of the meeting, and explained that OBDC Shareholder approval of the New OBDC Investment Advisory Agreement would not be a condition to the closing of the Mergers. The OBDC Board, including each of the OBDC Independent Directors, voted unanimously to approve the New OBDC Investment Advisory Agreement to take effect, subject to receipt of OBDC Shareholder approval. See “OBDC Proposal II: Approval of the Advisory Agreement Amendment Proposal” for a more detailed description of the New OBDC Advisory Agreement and the factors that the OBDC Board considered when approving the New OBDC Advisory Agreement.
Also on August 6, 2024, at the OBDC Special Committee and OBDC Board meetings, BofA Securities reviewed with the OBDC Board and the OBDC Special Committee its financial analysis of the Exchange Ratio and delivered to the OBDC Special Committee and OBDC Board an oral opinion, which was confirmed by delivery of a written opinion dated August 6, 2024, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the Exchange Ratio provided for in the Mergers was fair, from a financial point of view, to OBDC, as more fully described in the section entitled “—Opinion of the OBDC Special Committee’s Financial Advisor.”
Following a discussion of the foregoing matters and the other matters presented, the OBDC Special Committee, after meeting in executive session with representatives from Eversheds Sutherland, determined that the Merger

Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of OBDC and OBDC Shareholders and recommended the Mergers to the OBDC Board. Thereafter, based in part upon the unanimous recommendations of the OBDC Special Committee, the OBDC Board, including the OBDC Independent Directors, unanimously (1) determined that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of OBDC and OBDC Shareholders; (2) approved and adopted the Merger Agreement; (3) ratified the formation of Merger Sub and approved the Second Merger and the other transactions contemplated by the Merger Agreement; and (4) determined that the Mergers would satisfy the requirements of Rule 17a-8 under the 1940 Act. The OBDC Board, including the OBDC Independent Directors, also unanimously authorized convening the OBDC Special Meeting, directed that the OBDC Proposals be submitted to OBDC Shareholders for approval and recommended that OBDC Shareholders vote to approve the OBDC Proposals.
Also on August 6, 2024, at the OBDE Special Committee and OBDE Board meetings, KBW reviewed the proposed exchange ratio and the financial aspects of the proposed merger with the OBDE Special Committee and the OBDE Board and rendered an opinion to the OBDE Special Committee and the OBDE Board, which opinion was initially rendered verbally and which was subsequently confirmed in a written opinion, dated August 6, 2024, to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the exchange ratio in the Initial Merger was fair, from a financial point of view, to the holders of OBDE common stock, as more fully described in the section entitled “—Opinion of the OBDE Special Committee’s Financial Advisor.” At the direction of OBDE and with the consent of the OBDE Special Committee, KBW assumed, without independent verification, for purposes of its analyses and opinion, that the OBDE Per Share NAV (as defined in the merger agreement) and the OBDC Per Share NAV (as defined in the Merger Agreement) will be $15.26 and $15.62, respectively, and that, based on the foregoing and if the OBDC Common Stock Price (as defined in the merger agreement) were equal to the closing price per share of OBDC common stock on August 2, 2024 and less than the OBDC Per Share NAV, the exchange ratio in the Initial Merger of shares of OBDC common stock for each share of OBDE common stock will be 0.9770x. At the direction of OBDC, and with the consent of the OBDC Special Committee, BofA Securities assumed, without independent verification, for purposes of its analyses and opinion that the OBDC Per Share NAV (as defined in the Merger Agreement) and OBDE Per Share NAV (as defined in the Merger Agreement) would be approximately $15.62 and $15.26, respectively, as of the Determination Date and that, assuming the OBDC Common Stock Price is equal to or lesser than the OBDC Per Share NAV, the Exchange Ratio would be 0.9770x. Furthermore, at the direction of OBDC, and with the consent of the OBDC Special Committee, BofA Securities assumed, without independent verification, for purposes of its analyses and opinion, that OBDE Shareholders will receive a special distribution of OBDE undistributed income totaling approximately $44 million, or $0.35 per OBDE share.
Following a discussion of the foregoing matters and the other matters presented, the OBDE Special Committee met in executive session with representatives of Stradley, during which Stradley reviewed the fiduciary duties of the members of the OBDE Special Committee and related 1940 Act considerations, including those related to Rule 17a-8 under the 1940 Act, the OBDE Special Committee considered certain information provided by SMBC, and the OBDE Special Committee discussed material aspects of the KBW presentation. After further discussion, the OBDE Special Committee determined that the Merger Agreement, the Initial Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of OBDE and OBDE Shareholders and recommended the Mergers to the OBDE Board. Thereafter, based in part upon the unanimous recommendations of the OBDE Special Committee, the OBDE Board, including the OBDE Independent Directors, unanimously (1) determined that the Merger Agreement, the Initial Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of OBDE and OBDE Shareholders; (2) approved and adopted the Merger Agreement; (3) approved the Initial Merger and the other transactions contemplated by the Merger Agreement; and (4) determined that the Mergers would satisfy the requirements of Rule 17a-8 under the 1940 Act. The OBDE Board, including the OBDE Independent Directors, also unanimously authorized convening the OBDE Special Meeting, directed that the Merger Proposal be submitted to OBDE Shareholders for approval and recommended that OBDE Shareholders vote to approve the Merger Proposal.

On August 7, 2024, following the meetings of the OBDC Special Committee, the OBDC Board, the OBDE Board and the OBDE Special Committee, OBDC, OBDE, Merger Sub, OBDC Adviser and OBDE Adviser executed and delivered the Merger Agreement.
Also on August 7, 2024, OBDC and OBDE issued a joint press release announcing the execution of the Merger Agreement.
Reasons for the Mergers—OBDC
At various telephonic OBDC Board meetings, the OBDC Board and the OBDC Special Committee considered the approval of the Mergers and the Merger Agreement, as well as the New OBDC Investment Advisory Agreement. In connection with its consideration, the OBDC Special Committee requested and OBDC Adviser and OBDE Adviser provided information regarding the proposed Mergers, OBDE, and the anticipated effects of the Mergers on OBDC and OBDC Shareholders, both immediately after the Mergers and over the longer-term assuming that some or all of the anticipated benefits of the Mergers are realized. Over the course of its review of the materials and information provided and its consideration of the Mergers, the OBDC Board and the OBDC Special Committee consulted with their legal adviser, Eversheds Sutherland, and other advisors, as well as OBDC’s management and OBDC Adviser. In addition, the OBDC Special Committee was advised by BofA Securities and Truist, as well as MUFG and ING. The OBDC Board and the OBDC Special Committee considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties under state and federal law in approving the Mergers and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The OBDC Board also considered the effect of the New OBDC Investment Advisory Agreement on the combined company following the closing of the Mergers. The OBDC Board and the OBDC Special Committee considered numerous factors, including the ones described below, in connection with their consideration and approval of the Mergers. On August 6, 2024, the OBDC Special Committee determined and recommended that the OBDC Board determine that the Mergers are in the best interests of OBDC and in the best interests of OBDC Shareholders, and that existing OBDC Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Mergers.Later on August 6, 2024, the OBDC Board unanimously determined that the Mergers are in the best interests of OBDC and in the best interests of OBDC Shareholders, and that existing OBDC Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger.
In considering the Mergers, the OBDC Board, with the participation throughout of the OBDC Special Committee, reviewed comparative information about OBDC and OBDE including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of OBDE that were not currently held by OBDC; (3) their valuation policies and procedures; (4) their existing leverage facilities and permissible asset coverage ratios under the 1940 Act; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Mergers on future OBDC earnings and distributions; (7) the trading history of OBDC and OBDE, including current and historical premiums and/or discounts at which OBDC and OBDE have traded; and (8) their respective investment advisory agreements and expense ratios. In addition, the OBDC Board and the OBDC Special Committee reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to OBDC as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term. With respect to the potential impacts to OBDC and OBDC Shareholders as a result of the Merger, the OBDC Board and the OBDC Special Committee also considered information and analysis from BofA Securities and Truist.
The OBDC Board and the OBDC Special Committee, separately, weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on OBDC and OBDC Shareholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the OBDC Board and the OBDC Special Committee that assisted it in concluding that the Mergers are in the best interests of OBDC and OBDC Shareholders included, among others:

Increased Scale and Diversification
The OBDC Board and the OBDC Special Committee considered various possible advantages to the combined company as a result of its larger size. The combined company would be the second largest publicly traded BDC by total assets as of June 30, 2024, with combined investments of approximately $17.7 billion, and would have an estimated NAV of approximately $8 billion. The proposed merger would increase OBDC’s total investments by approximately 30%. The OBDC Board and the OBDC Special Committee considered that diversification is key to risk mitigation for a BDC in that diversification reduces the reliance on the success of one singular investment, and the proposed merger strengthens that effort.
The OBDC Board and the OBDC Special Committee also acknowledged that a combined portfolio would result in a more senior secured, diversified portfolio with improved credit quality compared to OBDC’s current portfolio. The OBDC Board and the OBDC Special Committee reviewed materials showing that the average investment size as a percentage of the portfolio at fair value at fair value would be 0.4%, based on the individual portfolios as of June 30, 2024. Additionally, the acquisition of OBDE would result in a combined portfolio more heavily weighted toward first-lien, senior secured investments, investments rated 1 or 2 (the 2 highest OBDC rating categories), and performing investments.
Improved Secondary Market Liquidity
The OBDC Board and the OBDC Special Committee contemplated the impact the Mergers would have on the trading liquidity for OBDC Shareholders. The OBDC Board and the OBDC Special Committee reviewed analysis that suggests, on average, larger BDCs tend to have higher daily trading volumes. Increased trading volumes could provide existing OBDC Shareholders more flexibility to manage their investments and allow new shareholders to build positions in OBDC more efficiently. The OBDC Board and the OBDC Special Committee also considered that the elimination of a second diversified publicly traded BDC managed by Blue Owl reduces arbitrage opportunities while streamlining Blue Owl BDC’s organizational structure.
Acquisition of a Known, High-Quality Portfolio of Assets
The OBDC Board and the OBDC Special Committee noted that there was significant overlap between OBDC and OBDE’s portfolios, as approximately 90% of investments in OBDE were also held in OBDC as of June 30, 2024. The OBDC Board and the OBDC Special Committee also considered that OBDC and OBDE employ the same investment strategy, and Blue Owl has been allocating the same investments to both funds since OBDE’s inception. The OBDC Board and the OBDC Special committee concluded that the combination of two known, diversified portfolios of investments, constructed and managed by the same centralized team, will facilitate portfolio consolidation and meaningfully mitigate potential integration risk.
Well-Balanced Capital Structure and Potential for Increased Access to Long-Term, Low-Cost, Flexible Debt Capital
The OBDC Board and the OBDC Special Committee discussed how the combined company may create potential for more diverse funding sources and create financing cost savings over time. The OBDC Board and the OBDC Special Committee noted the advantages of increased scale when issuing debt, as larger BDCs have historically issued in the institutional bond market at lower coupons. The OBDC Board and the OBDC Special Committee considered that in the long run, a larger, combined company may be more able to refinance debt at lower spreads than OBDC as a standalone entity. Furthermore, it was determined that larger, more liquid credit platforms historically have paid lower underwriting fees for their new issue discounts. The OBDC Board and the OBDC Special Committee assessed both the impact of reduced legal and joint lead arranger fees associated with the OBDC Revolving Credit Facility and the OBDE Revolving Credit Facility (together, the “Revolving Credit Facilities”), as well as rating agency costs with a larger, combined company compared to OBDC as a standalone entity. The OBDC Board and the OBDC Special Committee also determined that the combined company may benefit from OBDC’s higher investment grade credit ratings to drive additional funding cost savings.

Operational Synergies
The OBDC Board and the OBDC Special Committee reviewed the list of redundant professional services and other expenses associated with each BDC and determined that the potential expenses of the combined company would be less than the sum of the expenses of OBDC and OBDE on a standalone basis. The OBDC Board noted that although certain one-time merger related expenses would be borne by OBDC Shareholders, the annual operating expenses (excluding borrowing expense and advisory fees) are expected to be reduced as a percentage of net assets due to the elimination of redundant expenses. The OBDC Board and the OBDC Special Committee found that the expected decrease in the expenses of the combined company would benefit OBDC and OBDC Shareholders if the Mergers are approved.
Potential for NII Accretion Over Time
The OBDC Board and the OBDC Special Committee considered the long-term earnings profile of OBDC and the potential combined company while evaluating the Mergers and determined that the Mergers would be expected to be accretive to NII over time. The OBDC Board and the OBDC Special Committee considered the lower expense profile the combined company could have, through lower financing costs due to scale and elimination of redundant professional services and corporate expenses. Additionally, the OBDC Board and the OBDC Special Committee determined that NII could benefit further from incremental yield through portfolio mix optimization. The OBDC Board and the OBDC Special Committee concluded that a combined company would have an advantageous NII return profile over the long-term compared to OBDC alone as a result.
Opportunity for NAV Per Share Accretion
The OBDC Board and the OBDC Special Committee considered that if shares of OBDC Common Stock were trading at a premium to NAV per share at the Determination Date, the Exchange Ratio would result in a Second Merger that would be accretive to stand-alone NAV of per share OBDC due to the fact that OBDC shares would be issued at a premium to its NAV per share based on its trading price at the Determination Date and NAV per share.
Investment Strategies and Risks of Both Funds and Continuity of Blue Owl Credit Advisors and Management Team
The OBDC Board and the OBDC Special Committee reviewed both OBDC’s and OBDE’s investment program and acknowledged that they have identical investment objectives, substantially similar strategies and risks, and that each focuses primarily on investing in senior secured loans to sponsor-backed, middle-market companies that are defensively positioned across market cycles. The OBDC Board and the OBDC Special Committee took into consideration that OBDC and OBDE are each managed by affiliates of Blue Owl and, after the Mergers, the investment experience of OBDC Shareholders would likely be comparable in the combined company as there would be no increase to advisory fee rates and the contractual management and incentive fees would only change if the New OBDC Investment Advisory Agreement was approved.
Tax Consequences of the Mergers
The OBDC Board and the OBDC Special Committee considered that the Mergers are anticipated to be treated as a tax-free reorganization for federal income tax purposes and neither OBDC nor OBDC Shareholders are expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of OBDC Common Stock.
No Dilution for Purposes of Rule 17a-8 under the 1940 Act
The OBDC Board and the OBDC Special Committee considered that the Exchange Ratio (and thus the number of shares of OBDC Common Stock to be issued to OBDE Shareholders pursuant to the Merger Agreement) will be determined by taking into account the OBDC Per Share NAV and the OBDE Per Share NAV, as well as the OBDC Common Stock Price, supporting a determination that the interests of OBDC Shareholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers. The OBDC Special Committee and the OBDC Board considered that the Exchange Ratio provides the opportunity for NAV per share accretion for OBDC if shares of OBDC Common Stock are trading at a premium to NAV per share on the Determination Date and, if that is the case, the value of the shares of OBDC Common Stock that would be issued to OBDE would be at a premium to OBDE Per Share NAV. The OBDC Special Committee and the OBDC Board considered that the Exchange Ratio provides that the number of shares of OBDC Common Stock to be issued to OBDE Shareholders pursuant to the Merger Agreement will be determined on a NAV-for-NAV basis if shares of OBDC Common Stock are not trading at a premium to NAV per share on the Determination Date.
Benefits Compared to Other Strategic Options
The OBDC Special Committee and the OBDC Board considered the potential benefits of the Mergers noted above relative to other strategic options, including a merger between OBDC and an unaffiliated BDC. When considering this, the OBDC Board and the OBDC Special Committee evaluated the prospects of acquiring an unknown portfolio of assets in which Blue Owl Credit did not lead the majority of the deals and the execution and implementation risks of an unaffiliated merger. Additionally, the OBDC Board and the OBDC Special Committee reviewed materials noting that change of control provisions exist in the majority of financing facilities and unsecured notes, which could trigger acceleration of breakage costs in the event of a merger with an unaffiliated BDC.
The OBDC Board and the OBDC Special Committee also weighed the option that OBDC could also choose to raise equity capital through public market follow-on offerings, but this could come with multiple detrimental outcomes to shareholders. If OBDC were to raise the equivalent amount of equity capital to reach the scale of the proposed combined company in public markets, disadvantages to shareholders include: the discount to trading levels that follow-on offerings are executed at, fees paid to bookrunners on equity offerings, and lower returns for a period of time following the equity offerings as OBDC holds the invested cash waiting to deploy the capital into attractive investment opportunities in line with OBDC’s strategy.
Opinion of the OBDC Special Committee’s Financial Advisor
The OBDC Special Committee considered an oral opinion, which was confirmed by delivery of a written opinion dated August 6, 2024, of BofA Securities to the OBDC Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, to OBDC of the Exchange Ratio in the proposed Mergers, as fully described below in the section entitled “—Opinion of the OBDC Special Committee’s Financial Advisor.”
When considering the information described above, including all of the anticipated effects of the Mergers on OBDC and OBDC Shareholders and the related pro forma information, the OBDC Board noted that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. The OBDC Board acknowledged that the pro forma information and the projections and assumptions on which the potential expenses, earnings, yield, dividend and trading price information is based depends on many factors and variables, including among other things, asset mix, the performance of individual investments, changing cost of service providers, portfolio turnover level, leverage, the cost of leverage, changes in interest rates and general market conditions. The OBDC Board noted that there is no assurance that any of the potential benefits to OBDC or OBDC Shareholders as a result of the Mergers will be realized, including any anticipated synergies, and that the combined company could experience detrimental effects that had not been anticipated.
In the course of its deliberations, the OBDC Board and the OBDC Special Committee also considered a variety of risks and other potentially negative factors, including the following (which are not in any relative order of importance):
•Failure to Close. It is possible that the Mergers may not be completed or that completion may be unduly delayed for reasons beyond control of OBDC or OBDE.
•Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect OBDC’s business.
•Restrictions on Conduct of Business. the restrictions on the conduct of OBDC’s business prior to completion of the Mergers, requiring OBDC to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent OBDC from undertaking business opportunities that may arise pending completion of the Mergers.
•Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of OBDC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement—Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.
•Fees Associated with the Mergers. In general, OBDC will be responsible for the expenses incurred by OBDC in connection with the Mergers and the completion of the transactions contemplated by the Merger Agreement, if the Mergers are not consummated, including at least half of the costs and expenses of any filing and other fees payable by OBDC to the SEC in connection with the Mergers. Solely in the event the Mergers are consummated, OBDC Adviser shall reimburse each of OBDC and OBDE for 50% of all fees and expenses incurred and payable by OBDE or on its behalf, on the one hand, or OBDC or on its behalf, on the other hand, in connection with or related to the Mergers or the Merger Agreement (including all documented fees and expenses of counsel, accountants, experts and consultants to OBDE or the OBDE Special Committee, on the one hand, or OBDC or the OBDC Special Committee, on the other hand) with the amount reimbursed by OBDC Adviser to be allocated among OBDC and OBDE in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by OBDC Adviser shall not exceed $4.25 million.
•Absence of Appraisal Rights. OBDC Shareholders are not entitled to appraisal rights under the MGCL.
•Other Risks. There are various other risks associated with the Mergers and the business of OBDC and the combined company described in the section entitled “Risk Factors” and in the section entitled “Special Note Regarding Forward-Looking Statements.”
This discussion of the information and factors that the OBDC Board and the OBDC Special Committee considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the OBDC Board and the OBDC Special Committee. Because of the wide variety of factors considered in connection with its evaluation of the Mergers and Merger Agreement and the complexity of those matters, the OBDC Board and the OBDC Special Committee did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the OBDC Board may have given different weights to different factors.
The OBDC Special Committee consulted with BofA Securities and Truist, as its financial advisors, in evaluating the financial terms of the Mergers. The OBDC Special Committee also engaged ING and MUFG as co-financial advisors to the transaction to provide additional support and services in connection with the OBDC Special Committee’s analysis of the Mergers. Pursuant to the engagement, OBDC agreed to pay each of MUFG and ING cash fees of $500,000 and Truist a cash fee of $1,500,000.
In addition, the OBDC Board relied on its legal advisors for legal analysis in connection with the Mergers.
The OBDC Board and the OBDC Special Committee considered all of these factors and others as a whole and, on balance, determined the Mergers to be in the best interests of OBDC and OBDC Shareholders and unanimously approved the Mergers and the Merger Agreement.
Reasons for the Mergers—OBDE
At various telephonic meetings, the OBDE Board and the OBDE Special Committee considered various strategic transaction alternatives for OBDE. Each of the OBDE Board and the OBDE Special Committee sought to complete a careful, methodical process to evaluate potential strategic transaction alternatives by evaluating, among other things, (a) the value created through each potential strategic transaction alternative, (b) the incremental value created through potential share price appreciation following the closing of a potential strategic transaction alternative and (c) the degree of liquidity provided by each potential strategic transaction alternative in order to make an overall assessment of the value to OBDE Shareholders of each alternative considered. In connection with its consideration of the Mergers, the OBDE Special Committee requested and OBDC Adviser and OBDE Adviser provided information regarding the proposed Mergers, OBDC, and the anticipated effects of the Mergers on OBDE and OBDE Shareholders, both immediately after the Mergers and over the longer-term assuming that some or all of the anticipated benefits of the Mergers are realized. Over the course of its review of the materials and information provided and its consideration of the Mergers, the OBDE Board, including the OBDE Special Committee, consulted with OBDE’s legal adviser, Eversheds Sutherland, and the OBDE’s Special Committee’s legal adviser, Stradley, as well as OBDE’s management and OBDE Adviser. In addition, the OBDE Special Committee consulted on financial matters with KBW, its financial advisor. The OBDE Board and the OBDE Special Committee considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties and statutory standards of conduct under state and federal law in approving the Mergers and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The OBDE Board considered numerous factors, including the ones described below, in connection with its consideration and approval of the Mergers. On August 6, 2024, the OBDE Special Committee determined and recommended that the OBDE Board determine (i) that the Mergers are advisable and fair to and in the best interests of OBDE and OBDE Shareholders; and (ii) that the interests of the existing OBDE Shareholders would not be diluted as a result of the Mergers. Later on August 6, 2024, the OBDE Board unanimously determined (i) that the Mergers are advisable and fair to and in the best interests of OBDE and OBDE Shareholders; and (ii) that the interests of OBDE Shareholders would not be diluted as a result of the Mergers.
In considering the Mergers, the OBDE Board and the OBDE Special Committee reviewed comparative information about OBDC and OBDE including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of OBDC that were not currently held by OBDE; (3) their valuation policies and procedures; (4) their existing leverage facilities and permissible asset coverage ratios under the 1940 Act; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Mergers on future OBDC earnings and distributions; (7) the trading history of OBDC and OBDE, including current and historical premiums and/or discounts at which OBDC and OBDE have traded; and (8) their respective investment advisory agreements and expense ratios. In addition, the OBDE Board and the OBDE Special Committee reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to OBDE as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term. The OBDE Board and the OBDE Special Committee also considered the potential financial impacts of the Mergers.
The OBDE Board and the OBDE Special Committee weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on OBDE and OBDE Shareholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the OBDE Board and the OBDE Special Committee with respect to the Mergers that assisted it in concluding that the Mergers are in the best interests of OBDE and OBDE Shareholders included, among others:
Increased Scale and Diversification
The OBDE Board and the OBDE Special Committee considered various possible advantages to the combined company as a result of its larger size. The combined company would be the second largest public traded BDC by total assets as of June 30, 2024, with combined investments of approximately $17.7 billion, and would have an estimated NAV of approximately $8 billion. The proposed merger would increase OBDE’s total investments by approximately 4 times. The OBDE Board and the OBDE Special Committee considered that diversification is key to risk mitigation for a BDC in that diversification reduces the reliance on the success of one singular investment, and the proposed merger strengthens that effort.
Improved Secondary Market Liquidity
The OBDE Board and the OBDE Special Committee contemplated the impact the Mergers would have on the trading liquidity for OBDE Shareholders. The OBDE Board and OBDE Special Committee reviewed analysis that suggests, on average, larger BDCs tend to have higher daily trading volumes. Increased trading volumes could provide existing OBDE Shareholders more flexibility to manage their investments and allow new shareholders to build positions in OBDE more efficiently. The OBDE Board and the OBDE Special Committee also considered that the elimination of a second diversified publicly traded BDC managed by Blue Owl reduces arbitrage opportunities while streamlining Blue Owl BDC’s organizational structure. The OBDE Board and the OBDE Special Committee noted that OBDE’s research coverage was limited to one analyst publishing reports on the stock since the listing of OBDE on the NYSE in January, and the Mergers would result in a significant increase in the number of analysts covering the combined company’s stock.
Acquisition of a Known, High-Quality Portfolio of Assets
The OBDE Board and the OBDE Special Committee noted that there was significant overlap between OBDC and OBDE’s portfolios, as approximately 75% of investments in OBDC were also held in OBDE as of June 30, 2024. The OBDE Board and the OBDE Special Committee also considered that OBDC and OBDE employ the same investment strategy, and Blue Owl has been allocating the same investments to both funds since OBDE’s inception. The OBDE Board and the OBDE Special Committee concluded that the combination of two known, diversified portfolios of investments, constructed and managed by the same centralized team will facilitate portfolio consolidation and meaningfully mitigate potential integration risk.
The OBDE Board and the OBDE Special Committee also considered the fact that in the case of a merger with OBDC, OBDE Shareholders could gain the benefit of certain equity investments in OBDC’s portfolio that historically have generated a higher return compared to OBDE’s overall portfolio yield. The OBDE Board and the OBDE Special Committee concluded that the addition of these investments to the portfolio and the possibility of accretion to OBDE’s standalone portfolio yield would be advantageous to OBDE Shareholders.
Well-Balanced Capital Structure and Potential for Increased Access to Long-Term, Low-Cost, Flexible Debt Capital and Immediate Reduction in Cost of Debt
The OBDE Board and the OBDE Special Committee discussed how the combined company may be able to optimize its financing structure and create financing cost savings over time. The OBDE Board and the OBDE Special Committee noted the advantages of increased scale when issuing debt as larger BDCs have historically issued in the institutional bond market at lower coupons. OBDE’s existing unsecured notes would also likely receive a rating uplift immediately following a merger, adding a rating from S&P Global Ratings and an upgrade in outlook from Kroll Bond Rating Agency from “Stable” to “Positive.” Additionally, Fitch Ratings, who rates OBDE unsecured notes “BBB- with a stable outlook,” rates OBDC unsecured notes one notch higher at “BBB, Stable.” The OBDE Board and the OBDE Special Committee considered that in the long run a larger, combined company may be more able to refinance debt at lower spreads with lower underwriting discounts than OBDE as a standalone entity. Furthermore, it was determined that larger, more liquid credit platforms historically have paid lower underwriting fees for their new issue discounts. The OBDE Board and the OBDE Special Committee assessed both the impact of reduced legal and joint lead arranger fees associated with the Revolving Credit Facilities, as well as rating agency costs with a larger, combined company compared to OBDE as a standalone entity. The OBDC Board and the OBDC Special Committee also determined that the combined company may benefit from OBDC’s higher investment grade credit ratings to drive additional funding cost savings.
The OBDE Board and the OBDE Special Committee considered the current cost of funds at OBDE compared to OBDC. In the event of a merger, the combined company would have lower relative unsecured financing costs as well as lower costs on the Revolving Credit Facilities compared to OBDE as a standalone entity. The OBDE Board and the OBDE Special Committee concluded that there could be immediate advantages to OBDE Shareholders through a reduced cost of debt in the event of a merger.
Operational Synergies
The OBDE Board and the OBDE Special Committee reviewed the list of redundant professional services and other expenses associated with each BDC and determined that the potential expenses of the combined company would be less than the sum of the expenses of OBDC and OBDE on a standalone basis. The OBDE Board noted that although certain one-time merger related expenses would be borne by OBDE Shareholders, the annual operating expenses (excluding borrowing expense and advisory fees) are expected to be reduced as a percentage of net assets due to the elimination of redundant expenses. The OBDE Board and the OBDE Special Committee found that the expected decrease in the expenses of the combined company would benefit OBDE and OBDE Shareholders if the Mergers are approved.
Potential for NII Accretion Over Time
The OBDE Board and the OBDE Special Committee reviewed the relative NII yields of both OBDC and OBDE Shareholders would gain the benefits of both the lower cost of financing and higher yielding investments at OBDC as a result of the Mergers. The OBDE Board concluded that the Mergers are advantageous for OBDE Shareholders as it would result in immediate NII accretion compared to OBDE as a standalone entity.
The OBDE Board and the OBDE Special Committee also considered the long-term earnings profile of OBDE and the potential combined company while evaluating the Mergers, and determined that the potential NII of a combined company could be greater than OBDE continuing as a standalone BDC. The OBDE Board and the OBDE Special Committee considered the lower expense profile the combined company could have, through lower financing costs due to scale and elimination of redundant professional services and corporate expenses. Additionally, the OBDE Board and the OBDE Special Committee determined that NII could benefit further from incremental yield through portfolio mix optimization.The OBDE Board and the OBDE Special Committee concluded that a combined company would have an advantageous NII return profile over the long-term compared to OBDE alone as a result.
Opportunity for Premium to OBDE NAV and Incremental Value from Accretion to OBDC NAV Per Share
The OBDE Board and the OBDE Special Committee considered that the structure of the Exchange Ratio could allow for OBDE Shareholder consideration to be valued at a potential premium to OBDE NAV to the extent the per share trading price of OBDC Common Stock as of the Determination Date exceeds its NAV per share. The OBDE Board and the OBDE Special Committee noted that if OBDC shares were not trading at a premium to NAV that a NAV-for-NAV exchange ratio would not result in any dilution to OBDE Shareholders for purposes of Rule 17a-8 under the 1940 Act. The OBDE Board and the OBDE Special Committee also noted that a premium-to-NAV transaction would result in accretion to OBDC NAV Per Share, which would benefit all shareholders of the combined company, including former OBDE Shareholders.
Investment Strategies and Risks of Both Funds and Continuity of Blue Owl Credit Advisors and Management Team
The OBDE Board and the OBDE Special Committee also evaluated the effect of a merger on OBDE’s investment objectives. The OBDE Board and the OBDE Special Committee reviewed both OBDC’s and OBDE’s investment program and acknowledged that they have identical investment objectives, substantially similar strategies and risks, and that each focuses primarily on investing in senior secured loans to sponsor backed, middle-market companies that are defensively positioned across market cycles. The OBDE Board concluded that the advisory fees that OBDE Shareholders would pay in a merger would be substantially the same as the fees that OBDE is currently paying, and as such concluded that the continuity of advisers affiliated with Blue Owl in the event of a merger would be advantageous to OBDE Shareholders compared to other options such as an unaffiliated merger.
Tax Consequences of the Mergers
The OBDE Board and the OBDE Special Committee considered that the Mergers are anticipated to be treated as a tax-free reorganization for federal income tax purposes and neither OBDE nor OBDE Shareholders are expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of OBDC Common Stock.
No Dilution for Purposes of Rule 17a-8 under the 1940 Act.
The OBDE Special Committee and the OBDE Board considered that the Exchange Ratio (and thus the number of shares of OBDC Common Stock to be issued to OBDE Shareholders pursuant to the Merger Agreement) will be determined by taking into account the OBDC Per Share NAV and the OBDE Per Share NAV, as well as the OBDC Common Stock Price, supporting a determination that the interests of OBDE Shareholders will not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the Mergers. The OBDE Special Committee and the OBDE Board considered that the Exchange Ratio provides the opportunity for NAV per share accretion for OBDC if shares of OBDC Common Stock are trading at a premium to NAV per share on the Determination Date, and if that is the case, the value of the shares of OBDC Common Stock that would be issued to OBDE would be at a premium to OBDE NAV Per Share. The OBDE Special Committee and the OBDE Board considered that the Exchange Ratio provides that the number of shares of OBDC Common Stock to be issued to OBDE Shareholders pursuant to the Merger Agreement will be determined on a NAV-for-NAV basis if shares of OBDC Common Stock are not trading at a premium to NAV per share on the Determination Date.
Benefits Compared to Other Strategic Options
The OBDE Board and the OBDE Special Committee considered the potential benefits of the Mergers noted above relative to other strategic options, including a merger between OBDE and an unaffiliated BDC. When considering this, the OBDE Board and the OBDE Special Committee evaluated the prospects of acquiring an unknown portfolio of assets in which Blue Owl Credit did not lead the majority of the deals and the execution and implementation risks of an unaffiliated merger. Additionally, the OBDE Board and the OBDE Special Committee reviewed materials noting that change of control provisions exist in the majority of financing facilities and unsecured notes, which could trigger acceleration of breakage costs in the event of a merger with an unaffiliated BDC.
The OBDE Board and the OBDE Special Committee also weighed the option that OBDE could also choose to raise equity capital through public market follow-on offerings, but this could come with multiple detrimental outcomes to shareholders. If OBDE were to raise the equivalent amount of equity capital to reach the scale of the proposed combined company in public markets, disadvantages to shareholders include: the discount to trading levels that follow-on offerings are executed at, fees paid to bookrunners on equity offerings, and lower returns for a period of time following the equity offerings as OBDE holds the invested cash waiting to deploy the capital into attractive investment opportunities in line with OBDE’s strategy.
Opinion of the OBDE Special Committee’s Financial Advisor
The OBDE Board and the OBDE Special Committee considered the opinion, dated August 6, 2024, of KBW to the OBDE Special Committee and, at the request of the OBDE Special Committee, the OBDE Board as to the fairness, from a financial point of view and as of the date of the opinion, to holders of OBDE Common Stock of the exchange ratio in the proposed Initial Merger, as more fully described below in the section entitled “—Opinion of the OBDE Special Committee’s Financial Advisor.”
When considering the information described above, including all of the anticipated effects of the Mergers on OBDE and OBDE Shareholders and the related pro forma information, the OBDE Board noted that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. The OBDE Board acknowledged that the pro forma information and the projections and assumptions on which the potential expenses, earnings, yield, dividend and trading price information is based depends on many factors and variables, including among other things, asset mix, the performance of individual investments, changing cost of service providers, portfolio turnover level, leverage, the cost of leverage, changes in interest rates and general market conditions. The OBDE Board noted that there is no assurance that any of the potential benefits to OBDE or OBDE Shareholders as a result of the Mergers will be realized, including any anticipated synergies, and that the combined company could experience detrimental effects that had not been anticipated.
In the course of its deliberations, the OBDE Board and the OBDE Special Committee also considered a variety of risks and other potentially negative factors, including the following (which are not in any relative order of importance):
•Failure to Close. It is possible that the Mergers may not be completed or that completion may be unduly delayed for reasons beyond control of OBDE or OBDC.

•Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect OBDE’s business.
•Restrictions on Conduct of Business. The restrictions on the conduct of OBDE’s business prior to completion of the Mergers, requiring OBDE to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent OBDE from undertaking business opportunities that may arise pending completion of the Mergers.
•Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of OBDE to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement—Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.
•Fees Associated with the Mergers. In general, OBDE will be responsible for the expenses incurred by OBDE in connection with the Mergers and the completion of the transactions contemplated by the Merger Agreement, if the Mergers are not consummated, including at least half of the costs and expenses of any filing and other fees payable by OBDE to the SEC in connection with the Mergers. Solely in the event the Mergers are consummated, OBDC Adviser shall reimburse each of OBDC and OBDE for 50% of all fees and expenses incurred and payable by OBDE or on its behalf, on the one hand, or OBDC or on its behalf, on the other hand, in connection with or related to the Mergers or the Merger Agreement (including all documented fees and expenses of counsel, accountants, experts and consultants to OBDE or the OBDE Special Committee, on the one hand, or OBDC or the OBDC Special Committee, on the other hand) with the amount reimbursed by OBDC Adviser to be allocated among OBDC and OBDE in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by OBDC Adviser shall not exceed $4.25 million.
•Absence of Appraisal Rights. OBDE Shareholders are not entitled to appraisal rights under the MGCL.
•Other Risks. There are various other risks associated with the Mergers and the business of OBDE and the combined company described in the section entitled “Risk Factors” and in the section entitled “Special Note Regarding Forward-Looking Statements.”
This discussion of the information and factors that the OBDE Board and the OBDE Special Committee considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the OBDE Board and the OBDE Special Committee. Because of the wide variety of factors considered in connection with its evaluation of the Mergers and Merger Agreement and the complexity of those matters, the OBDE Board and the OBDE Special Committee did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the OBDE Board may have given different weights to different factors.
The OBDE Special Committee consulted with KBW, as its financial advisor, in evaluating the financial terms of the Mergers. In addition, the OBDE Board relied on its legal advisors for legal analysis in connection with the Mergers. The OBDE Special Committee also engaged SMBC as a co-financial advisor to the transaction to provide additional support and services in connection with the OBDE Special Committee’s evaluation of the Mergers. Pursuant to the engagement, OBDE agreed to pay SMBC cash fees of $500,000.
The OBDE Board and the OBDE Special Committee considered all of these factors and others as a whole and, on balance, determined the Mergers to be in the best interests of OBDE and OBDE Shareholders and unanimously approved the Mergers and the Merger Agreement.
OBDC Board Recommendation
The OBDC Board, including, after separate meetings and discussion, all of the independent directors, and upon a recommendation of the OBDC Special Committee, has unanimously approved (i) the Merger Agreement and related transactions, including the Mergers and (ii) the issuance of shares of OBDC Common Stock pursuant to the

Merger Agreement. The OBDC Board, including, after separate meetings and discussion, all of the OBDC Independent Directors, has unanimously approved the New OBDC Investment Advisory Agreement. The OBDC Board of Directors, including all of the independent directors, unanimously recommends that OBDC Shareholders vote “FOR” the OBDC Proposals.
OBDE Board Recommendation
The OBDE Board of Directors, including, after separate meetings and discussion, all of the independent directors, and upon a recommendation of the OBDE Special Committee, has unanimously approved the Merger Agreement and related transactions, including the Mergers. The OBDE Board of Directors, including all of the independent directors, unanimously recommends that OBDE Shareholders vote “FOR” the Merger Proposal.
Opinion of the OBDC Special Committee’s Financial Advisor
The OBDC Special Committee has retained BofA Securities to act as the OBDC Special Committee’s financial advisor in connection with the Mergers. BofA Securities is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The OBDC Special Committee selected BofA Securities to act as the OBDC Special Committee’s financial advisor in connection with the Mergers on the basis of BofA Securities’ experience in transactions similar to the Mergers, its reputation in the investment community and its familiarity with OBDC and its business.
On August 6, 2024, at a meeting of the OBDC Special Committee held to evaluate the Mergers, BofA Securities delivered to the OBDC Special Committee an oral opinion, which was confirmed by delivery of a written opinion dated August 6, 2024, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Exchange Ratio provided for in the Mergers was fair, from a financial point of view, to OBDC.
The full text of BofA Securities’ written opinion to the OBDC Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this document and is incorporated by reference herein in its entirety. The following summary of BofA Securities’ opinion is qualified in its entirety by reference to the full text of the opinion. BofA Securities’ delivered its opinion to the OBDC Special Committee for the benefit and use of the OBDC Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the Exchange Ratio from a financial point of view. BofA Securities’ opinion does not address any other aspect of the Mergers and no opinion or view was expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to OBDC or in which OBDC might engage or as to the underlying business decision of OBDC to proceed with or effect the Mergers. BofA Securities’ opinion does not constitute a recommendation to any OBDC Shareholder as to how to vote or act in connection with the proposed Mergers or any related matter.
In connection with rendering its opinion, BofA Securities has, among other things:
1.reviewed certain publicly available business and financial information relating to OBDC and OBDE;
2.reviewed certain internal financial and operating information with respect to the business, operations and prospects of OBDC furnished to or discussed with BofA Securities by the management of OBDC, including certain financial forecasts relating to OBDC prepared by the external manager of OBDC (such forecasts, “OBDC Forecasts”);
3.reviewed certain internal financial and operating information with respect to the business, operations and prospects of OBDE furnished to or discussed with BofA Securities by the management of OBDE, including certain financial forecasts relating to OBDE prepared by the external manager of OBDE, (such forecasts, “OBDE Forecasts”);

4.reviewed certain estimates as to the amount and timing of cost savings (collectively, the “Cost Savings”) anticipated by the external managers of OBDC and OBDE to result from the Mergers;
5.discussed the past and current business, operations, financial condition and prospects of OBDE with members of senior management of OBDC and OBDE, and discussed the past and current business, operations, financial condition and prospects of OBDC with members of senior management of OBDC;
6.reviewed the potential pro forma financial impact of the Mergers on the future financial performance of OBDC, including the potential effect on OBDC’s net asset values;
7.reviewed the trading histories for OBDC Common Stock and OBDE Common Stock and a comparison of such trading histories with each other and with the trading histories of other companies BofA Securities deemed relevant;
8.compared certain financial and stock market information of OBDC and OBDE with similar information of other companies BofA Securities deemed relevant;
9.reviewed the relative financial contributions of OBDC and OBDE to the future financial performance of the combined company on a pro forma basis;
10.reviewed a draft, dated August 6, 2024, of the Merger Agreement (the “Draft Merger Agreement”); and
11.performed such other analyses and studies and considered such other information and factors as BofA Securities deemed appropriate.
In arriving at its opinion, BofA Securities assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the external managers of OBDC and OBDE that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the OBDC Forecasts and the Cost Savings, BofA Securities assumed, at the direction of OBDC, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the external manager of OBDC as to the future financial performance of OBDC. With respect to the OBDE Forecasts, BofA Securities was advised by OBDE, and assumed, with OBDC’s consent, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the external manager of OBDE as to the future financial performance of OBDE and other matters covered thereby. BofA Securities relied, at the direction of OBDC, on the assessments of the external managers of OBDC and OBDE as to OBDC’s ability to achieve the Cost Savings and was advised by OBDC and OBDE, and have assumed, with the consent of OBDC, that the Cost Savings will be realized in the amounts and at the times projected. BofA Securities relied, at the direction of OBDC, upon the assessments of the external managers of OBDC as to the potential impact of market, governmental and regulatory trends and developments relation to or affecting OBDC and its business. BofA Securities did not make or was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of OBDC or OBDE, nor did it make any physical inspection of the properties or assets of OBDC or OBDE. BofA Securities did not evaluate the solvency or fair value of OBDC or OBDE under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Securities assumed, at the direction of OBDC, that the Mergers would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Mergers, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on OBDC, OBDE or the contemplated benefits of the Mergers. At the direction of OBDC, BofA Securities assumed, without independent verification, that the OBDC Per Share NAV and OBDE Per Share NAV would be approximately $15.62 and $15.26, respectively, as of the Determination Date and that, assuming the OBDC Common Stock Price is equal to or lesser than the OBDC Per Share NAV, the Exchange Ratio would be 0.9770x. Furthermore, at the direction of OBDC, BofA Securities assumed, without independent verification, that OBDE Shareholders will receive a special distribution of OBDE undistributed income totaling $44 million, or $0.35 per OBDE share. BofA Securities also assumed, at the direction of OBDC, that the final executed Merger Agreement would not differ in any material respect from the Draft Merger Agreement reviewed by BofA Securities.
BofA Securities expressed no view or opinion as to any terms or other aspects of the Mergers (other than the Exchange Ratio to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Mergers, any adjustments to the Exchange Ratio, the form or structure, or financial or other terms, aspects or implications of any related transactions, or any governance or other arrangements, agreements or understandings entered into in connection with or related to the Mergers, any related transactions or otherwise. BofA Securities’ opinion was limited to the fairness, from a financial point of view, to OBDC of the Exchange Ratio provided for in the Mergers and no opinion or view was expressed with respect to any consideration received in connection with the Mergers by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Mergers, or class of such persons, relative to the Exchange Ratio or otherwise. Furthermore, no opinion or view was expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to OBDC or in which OBDC might engage or as to the underlying business decision of OBDC to proceed with or effect the Mergers. BofA Securities did not express any opinion as to what the value of OBDC Common Stock actually would be when issued or the prices at which OBDC Common Stock or OBDE Common Stock would trade at any time, including following announcement or consummation of the Mergers. BofA Securities also did not express any opinion or view with respect to, and relied, at the direction of OBDC, upon the assessments of representatives of OBDC regarding legal, regulatory, accounting, tax and similar matters relating to OBDC or the Mergers, as to which matters BofA Securities understood that OBDC obtained such advice as it deemed necessary from qualified professionals. In addition, BofA Securities expressed no opinion or recommendation as to how any OBDC Shareholder should vote or act in connection with the Mergers or any other matter. Except as described above, OBDC imposed no other limitations on the investigations made or procedures followed by BofA Securities in rendering its opinion.
BofA Securities’ opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Securities as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Securities does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Securities’ opinion was approved by a fairness opinion review committee of BofA Securities.
The discussion set forth below in the sections entitled “Summary of Material OBDC Financial Analyses” and “Summary of Material OBDE Financial Analyses” represents a brief summary of the material financial analyses presented by BofA Securities to the OBDC Special Committee in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Securities. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Securities.
Summary of Material OBDE Financial Analyses.
Selected Publicly Traded Companies Analysis. BofA Securities reviewed publicly available financial and stock market information for OBDE and the following eight publicly traded, externally managed BDCs with $2.5 billion to $6 billion in total assets as of March 31, 2024 (or June 30, 2024 where indicated below; for such companies all relevant financial data was reviewed as of June 30, 2024) and that have been publicly traded for at least one year, with a business model focused on lending to upper-middle market and middle market companies, which selected companies included OBDC:

OBDC
Golub Capital BDC Inc.
Sixth Street Specialty Lending Inc.(1)
Goldman Sachs BDC Inc.
Oaktree Specialty Lending Corporation(1)
New Mountain Finance Corporation(1)
Bain Capital Specialty Finance Inc.
Barings BDC Inc.
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(1)With respect to these selected publicly traded companies, BofA Securities utilized publicly available data as of June 30, 2024 in its analyses.
BofA Securities reviewed, among other things, the per share equity values of the selected publicly traded companies, based on closing stock prices on August 2, 2024, as a multiple of net asset value reported as of March 31, 2024 or June 30, 2024, as applicable, commonly referred to as NAV. BofA Securities also reviewed the dividend yield of the selected publicly traded companies, calculated as a percentage of the respective company’s share price. In addition, BofA Securities reviewed the per share equity values of the selected publicly traded companies, based on closing stock prices on August 2, 2024, as a multiple of (i) estimated 2024 NII per share and (ii) estimated 2025 NII per share, each as reported as of March 31, 2024 or June 30, 2024, as applicable. BofA Securities then applied (i) a range of price-to-NAV per share multiples of 0.82x to 1.11x (representing a 15% discount and a 15% premium, respectively, to the median Price/NAV multiples of the selected publicly traded companies) to OBDE’s adjusted net asset value per share as of March 31, 2024 (which excludes the pre-closing special distribution of OBDE undistributed income of $0.35 per share), (ii) a range of dividend yield percentages of 12.2% to 9.0% (representing a 15% discount and a 15% premium, respectively, to the median estimated 2025 dividend yields of the selected publicly traded companies) to OBDE’s estimated 2025 dividend per share, (iii) a range of price-to-NII per share multiples of 6.8x to 9.1x (representing a 15% discount and a 15% premium, respectively, to the median Price/NII multiples of the selected publicly traded companies) to OBDC’s estimated 2024 NII per share, and (iv) a range of price-to-NII per share multiples of 7.1x to 9.6x (representing a 15% discount and a 15% premium, respectively, to the median Price/NII multiples of the selected publicly traded companies) to OBDE’s estimated 2025 NII per share. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of OBDE were based on the OBDE Forecasts. This analysis indicated the following approximate implied per share value reference ranges for OBDE, as compared to the price per share of OBDE Common Stock as of August 2, 2024:

	Multiple Range based on Selected Publicly Traded Companies	Implied Value Per Share Ranges of OBDE Common Stock	OBDE Price Per Share (Aug. 2, 2024)
Price / Adj. NAV	0.82x – 1.11x	$12.52 - $16.94	$14.27
Dividend Yield	12.2% – 9.0%	$11.46 - $15.50
Price / 2024 NII	6.8x – 9.1x	$10.77 - $14.56
Price / 2025 NII	7.1x – 9.6x	$10.16 - $13.75
No company used in this analysis is identical or directly comparable to OBDE. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which OBDE was compared.

Dividend Discount Analysis of OBDE. BofA Securities performed a dividend discount analysis of OBDE on a standalone basis to estimate ranges for the implied per share equity value of OBDE. Estimated financial data of OBDE were based on the OBDE Forecasts and used as directed by the OBDC Special Committee. BofA Securities assumed discount rates ranging from 9.7% to 11.9%, which were based on an estimate of OBDE’s cost of equity. Ranges of values were derived by adding (i) the present value of the estimated future dividends of OBDE over the period from the assumed December 31, 2024 closing date of the proposed Mergers through December 31, 2029 and (ii) the present value of OBDE’s implied terminal value at the end of such period. BofA Securities derived implied terminal values using two methodologies, one based on estimated December 31, 2029 price-to-NAV per share multiples and the other based on estimated 2029 calendar year dividend yields. Using implied terminal values for OBDE calculated by applying a terminal multiple range of 0.82x to 1.11x (representing a 15% discount and a 15% premium, respectively, to the median Price/NAV multiples of the selected publicly traded companies) to OBDE’s estimated adjusted terminal NAV per share as of December 31, 2029 (which excludes $0.23 per share of special distributions, calculated as the difference between the pre-closing special distribution of OBDE undistributed income of $0.35 per share and the $0.12 per share special distribution declared at the time of the OBDE Listing Date), with and without the synergies expected to be derived from the proposed Mergers (the value of which was calculated by subtracting the dividend discount model of the OBDC Forecasts and OBDE Forecasts from the pro forma forecast, the “Synergies”), and by applying a terminal dividend yield range of 9.0% to 12.2% (representing a 15% discount and a 15% premium, respectively, to the median estimated 2025 dividend yields of the selected publicly traded companies) to OBDE’s estimated calendar year 2029 dividends, with and without the Synergies, this analysis indicated the following approximate implied per share value reference ranges for OBDC, as compared to the price per share of OBDE Common Stock as of August 2, 2024:

Implied Per Share Equity Value Reference Range for OBDE Based on Dividend Terminal Value	Implied Per Share Equity Value Reference Range for OBDE Based on NAV Terminal Value	Implied Per Share Equity Value Reference Range for OBDE Based on Dividend Terminal Value w/ Synergies	Implied Per Share Equity Value Reference Range for OBDE Based on NAV Terminal Value w/ Synergies	OBDE Price Per Share (Aug. 2, 2024)
$12.62 - $16.44	$12.68 - $16.54	$13.81 - $17.97	$13.73 - $17.84	$14.27
The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including OBDE Per Share NAV and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of OBDE or the pro forma combined company.
Summary of Material OBDC Financial Analyses.
Selected Publicly Traded Companies Analysis. BofA Securities reviewed publicly available financial and stock market information for OBDC and the following eight publicly traded, externally managed BDCs with at least $3 billion in total assets as of March 31, 2024 (or June 30, 2024 where indicated below; for such companies all relevant financial data was reviewed as of June 30, 2024) and that have been publicly traded for at least one year, with a business model focused on lending to upper-middle market and middle market companies:

Ares Capital Corporation(1)
Blackstone Secured Lending Fund
FS KKR Capital Corporation
Golub Capital BDC Inc.
Sixth Street Specialty Lending Inc.(1)
Goldman Sachs BDC Inc.
Oaktree Specialty Lending Corporation(1)
New Mountain Finance Corporation
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(1)With respect to these selected publicly traded companies, BofA Securities utilized publicly available data as of June 30, 2024 in its analyses.

BofA Securities reviewed, among other things, per share equity values of the selected publicly traded companies, based on closing stock prices on August 2, 2024, as a multiple of NAV reported as of March 31, 2024 or June 30, 2024, as applicable. BofA Securities also reviewed the dividend yield of the selected publicly traded companies, calculated as a percentage of the respective company’s share price. In addition, BofA Securities reviewed the per share equity values of the selected publicly traded companies, based on closing stock prices on August 2, 2024, as a multiple of (i) estimated 2024 NII per share and (ii) estimated 2025 NII per share, each as reported as of March 31, 2024 or June 30, 2024, as applicable. BofA Securities then applied (i) a range of price-to-NAV per share multiples of 0.84x to 1.14x (representing a 15% discount and a 15% premium, respectively, to the median Price/NAV multiples of the selected publicly traded companies) to the OBDC Per Share NAV as of March 31, 2024, (ii) a range of dividend yield percentages of 12.2% to 9.0% (representing a 15% discount and a 15% premium, respectively, to the median estimated 2025 dividend yields of the selected publicly traded companies) to OBDC’s estimated 2025 dividend per share, (iii) a range of price-to-NII per share multiples of 6.7x to 9.1x (representing a 15% discount and a 15% premium, respectively, to the median Price/NII multiples of the selected publicly traded companies) to OBDC’s estimated 2024 NII per share, and (iv) a range of price-to-NII per share multiples of 7.2x to 9.7x (representing a 15% discount and a 15% premium, respectively, to the median Price/NII multiples of the selected publicly traded companies) to OBDC’s estimated 2025 NII per share. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of OBDC were based on the OBDC Forecasts. This analysis indicated the following approximate implied per share value reference ranges for OBDC, as compared to the price per share of OBDC Common Stock as of August 2, 2024:

	Multiple Range based on Selected Publicly Traded Companies	Implied Value Per Share Ranges of OBDC Common Stock	OBDC Price Per Share (Aug. 2, 2024)
Price / NAV	0.84x – 1.14x	$12.99 - $17.58	$14.98
Dividend Yield	12.2% – 9.0%	$12.85 - $17.39
Price / 2024 NII	6.7x – 9.1x	$12.46 - $16.85
Price / 2025 NII	7.2x – 9.7x	$11.92 - $16.13
No company used in this analysis is identical or directly comparable to OBDC. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which OBDC was compared.
Dividend Discount Analysis of OBDC. BofA Securities performed a dividend discount analysis of OBDC on a standalone basis to estimate ranges for the implied per share equity value of OBDC. Estimated financial data of OBDC was based on the OBDC Forecasts and used as directed by the OBDC Special Committee. BofA Securities assumed discount rates ranging from 9.5% to 11.6%, which were based on an estimate of OBDC’s cost of equity. Ranges of values were derived by adding (i) the present value of the estimated future dividends of OBDC over the period from the assumed December 31, 2024 closing date of the proposed Mergers through December 31, 2029 and (ii) the present value of OBDC’s implied terminal value at the end of such period. BofA Securities derived implied terminal values using two methodologies, one based on estimated December 31, 2029 price-to-NAV per share multiples and the other based on estimated 2029 calendar year dividend yields. Using implied terminal values for OBDC calculated by applying a terminal multiple range of 0.84x to 1.14x (representing a 15% discount and a 15% premium, respectively, to the median Price/NAV multiples of the selected publicly traded companies) to OBDC’s estimated terminal NAV per share as of December 31, 2029, and by applying a terminal dividend yield range of 9.0% to 12.2% (representing a 15% discount and a 15% premium, respectively, to the median estimated 2025 dividend yields of the selected publicly traded companies) to OBDC’s estimated calendar year 2029 dividends, this analysis indicated the following approximate implied per share value reference ranges for OBDC, as compared to the price per share of OBDC Common Stock as of August 2, 2024:

Implied Per Share Equity Value Reference Range for OBDC Based on Dividend Terminal Value	Implied Per Share Equity Value Reference Range for OBDC Based on NAV Terminal Value	OBDC Price Per Share (Aug. 2, 2024)
$13.61 - $17.61	$13.83 - $17.93	$14.98
The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including the OBDC Per Share NAV and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of OBDC.
Implied Exchange Ratio Analyses
Implied Exchange Ratio Analyses. Utilizing the implied per share equity value reference ranges derived for OBDC and OBDE described above and by dividing the low endpoint and the high endpoint of the per share equity reference range derived for OBDE by the low endpoint and the high endpoint of the per share equity reference range derived for OBDC, respectively, taking into account, at the direction of OBDC, the potential pro forma financial effect of the estimated synergies and the potential pro forma impact of a pre-closing special distribution of OBDE undistributed income of $44 million (or $0.35 per share), BofA Securities calculated the following approximate implied exchange ratio reference ranges, as compared to the implied exchange ratio provided for in the Mergers of 0.9770x at the direction of OBDC:

	Implied Exchange Ratio Reference Ranges	Implied Exchange Ratio
Selected Publicly Traded Companies Analysis		0.9770x
Price / 3/31/24 Adj. NAV	0.7122x – 1.3036x
Price / 2024E NII	0.6388x – 1.1693x
Price / 2025E NII	0.6301x – 1.1534x
Dividend Yield	0.6591x – 1.2064x
Dividend Discount Analysis
Dividend Terminal Value	0.7164x – 1.2075x
NAV Terminal Value	0.7072x – 1.1958x
Dividend Terminal Value w/ Synergies	0.7840x – 1.3197x
NAV Terminal Value w/ Synergies	0.7654x – 1.2902x
Other Factors
BofA Securities also noted certain additional factors that were not considered part of BofA Securities’ material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:
•trading range of OBDC Common Stock and OBDE Common Stock during the 52-week period ended August 2, 2024, which was $13.03 to $16.86 and $14.26 to $16.48, respectively; and
•certain publicly available equity research analyst price targets for OBDC Common Stock, which was $15.50 to $18.00.
Miscellaneous
As noted above, the discussion set forth above in the sections entitled “Summary of Material OBDC Financial Analyses” and “Summary of Material OBDE Financial Analyses” is a summary of the material financial analyses presented by BofA Securities to the OBDC Special Committee in connection with its opinion and is not a comprehensive description of all analyses undertaken or factors considered by BofA Securities in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Securities believes that its analyses summarized above must be considered as a whole. BofA Securities further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Securities’ analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.
In performing its analyses, BofA Securities considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of OBDC and OBDE. The estimates of the future performance of OBDC and OBDE in or underlying BofA Securities’ analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Securities’ analyses. These analyses were prepared solely as part of BofA Securities’ analysis of the fairness, from a financial point of view, of the Exchange Ratio and were provided to the OBDC Special Committee in connection with the delivery of BofA Securities’ opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Securities’ view of the actual values of OBDC or OBDE.
The type and amount of consideration payable in the Mergers was determined through negotiations between OBDC and OBDE, rather than by any financial advisor, and was approved by the OBDC Special Committee. The decision to enter into the Merger Agreement was solely that of the OBDC Special Committee. As described above, BofA Securities’ opinion and analyses were only one of many factors considered by the OBDC Special Committee in its evaluation of the proposed Mergers and should not be viewed as determinative of the views of the OBDC Special Committee or management with respect to the Mergers or the Exchange Ratio.
OBDC has agreed to pay BofA Securities for its services in connection with the Mergers an aggregate fee of $4,000,000, $1,500,000 of which was payable upon the delivery of its opinion and the remainder of which is contingent upon the consummation of the Mergers. OBDC also has agreed to reimburse BofA Securities for its expenses and indemnify BofA Securities against certain liabilities arising out of BofA Securities’ engagement.
BofA Securities and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Securities and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of OBDC, OBDE and certain of their respective affiliates.
BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to OBDC and have received or in the future may receive compensation for the rendering of these services, including acting as underwriter in a debt capital markets offering, lender for certain term loans and letters of credit, providing treasury products such as checking and other liquidity products. From July 1, 2022 through June 30, 2024, BofA Securities and its affiliates derived aggregate revenues from OBDC and its affiliates of approximately $4 million for investment and corporate banking services.
In addition, BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to OBDE and have received or in the future may receive compensation for the rendering of these services, including acting as bookrunner in a direct listing for OBDE and providing certain structured credit trading products. From July 1, 2022 through June 30, 2024, BofA Securities and its affiliates derived aggregate revenues from OBDE and its affiliates of approximately $1 million for investment and corporate banking services.
BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Blue Owl Capital Inc. and certain of its affiliates including OBDC Adviser, and have received or in the future may receive compensation for the rendering of these services, including acting as bookrunner for a follow-on equity offering, acting as lead arranger in the extension of a revolving credit facility, acting as placement agent for a private offering of debt securities, providing mergers and acquisitions advisory services, providing deposit, checking, liquidity and other treasury products, interest rate swaps, foreign exchange, structured trading and other markets services, acting as lender on certain commercial loans, securitizations, term loans and providing other credit products. From July 1, 2022 through June 30, 2024, BofA Securities and its affiliates derived aggregate revenues from Blue Owl Capital Inc. and certain of its affiliates, including OBDC Adviser, of approximately $185 million for investment and corporate banking services.
Opinion of the OBDE Special Committee’s Financial Advisor
OBDE engaged KBW to render financial advisory and investment banking services to the OBDE Special Committee, including an opinion to the OBDE Special Committee and, as requested by the OBDE Special Committee, the OBDE Board as to the fairness, from a financial point of view, to the OBDE Shareholders of the Exchange Ratio. OBDE selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the proposed merger.
As part of its engagement, representatives of KBW attended the meetings of the OBDE Special Committee and the OBDE Board held on August 6, 2024 at which the OBDE Special Committee and the OBDE Board evaluated the proposed merger. At this meeting, KBW reviewed the financial aspects of the proposed merger and rendered an opinion to the OBDE Special Committee and the OBDE Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio (as specified in such opinion) in the Initial Merger was fair, from a financial point of view, to the holders of OBDE Common Stock.
The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex C to this joint proxy statement/prospectus and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.
KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the OBDE Special Committee (in its capacity as such) and, as requested by the OBDE Special Committee, the OBDE Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Mergers. The opinion addressed only the fairness, from a financial point of view, of the Exchange Ratio to the holders of OBDE Common Stock. It did not address the underlying business decision of OBDE to engage in the Mergers or enter into the Merger Agreement or constitute a recommendation to the OBDE Special Committee or the OBDE Board in connection with the Mergers, and it does not constitute a recommendation to any holder of OBDE Common Stock or any shareholder of any other entity as to how to vote or act in connection with the Mergers or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a shareholders’, affiliates’ or other agreement with respect to the Mergers or exercise any dissenters’ or appraisal rights that may be available to such shareholder.
KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
At the direction of OBDE and with the consent of the OBDE Special Committee, KBW assumed, without independent verification, for purposes of its analyses and opinion, that the OBDE Per Share NAV and the OBDC

Per Share NAV will be $15.26 and $15.62, respectively, and that, based on the foregoing and if the OBDC Common Stock Price were equal to the closing price per share of OBDC Common Stock on August 2, 2024 and less than the OBDC Per Share NAV, the Exchange Ratio will be 0.9770x. At the direction of OBDE and with the consent of the OBDE Special Committee, KBW gave effect to the occurrence of the Special Dividend for purposes of certain of its analyses.
In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of OBDE and OBDC and bearing upon the Mergers, including, among other things:
•a draft of the Merger Agreement, dated August 1, 2024 (the most recent draft then made available to KBW);
•the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of OBDE;
•the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of OBDE;
•the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of OBDC;
•the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of OBDC;
•certain other interim reports and other communications of OBDE and OBDC to their respective shareholders; and
•other financial information concerning the respective businesses and operations of OBDE and OBDC furnished to KBW by OBDE and OBDC or which KBW was otherwise directed to use for purposes of its analysis.
KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:
•the historical and current financial position and results of operations of OBDE and OBDC;
•the assets and liabilities of OBDE and OBDC;
•the nature and terms of certain other merger transactions and business combinations in the BDC industry;
•a comparison of certain financial and stock market information for OBDE and OBDC with similar information for certain other companies, the securities of which are publicly traded;
•financial and operating forecasts and projections of OBDE and OBDC (both on a standalone and pro forma combined basis) that were prepared by the management of the Advisers, that were provided to KBW by the Advisers and discussed with KBW by the Advisers’ management, and that were used and relied upon by KBW based on such discussions, at the direction of OBDE and with the consent of the OBDE Special Committee; and
•estimates regarding certain pro forma financial effects of the Mergers (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Mergers) that were prepared by the Advisers’ management, provided to KBW by the Advisers and discussed with KBW by the Advisers’ management, and used and relied upon by KBW based on such discussions, at the direction of OBDE and with the consent of the OBDE Special Committee.
KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the BDC industry generally. KBW also participated in discussions with the Advisers’ management regarding the past and current business operations, regulatory relations, financial condition and future prospects of OBDE and OBDC and such other matters as KBW deemed relevant to its inquiry. KBW was not requested to assist, and did not assist, the OBDE Special Committee and OBDE with soliciting indications of interest from third parties regarding a potential transaction with OBDE.
In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with KBW or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied, with the consent of OBDE and the OBDE Special Committee, upon the management of the Advisers, as to the reasonableness and achievability of the financial and operating forecasts and projections of OBDE and OBDC and the estimates regarding certain pro forma financial effects of the Mergers (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Mergers), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information were reasonably prepared and represented the best currently available estimates and judgments of the Advisers’ management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated by such management.
It is understood that the foregoing financial information of OBDE and OBDC that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof. KBW assumed, based on discussions with the Advisers’ management, and with the consent of OBDE and the OBDE Special Committee, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor.
KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either OBDE or OBDC since the date of the last financial statements of each such entity that were made available to KBW. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of OBDE or OBDC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of OBDE or OBDC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. KBW expressed no view as to the value of any investment asset owned by OBDE or OBDC that was used in connection with the net asset value computations made by OBDE or OBDC or the valuation policies and procedures of OBDE or OBDC in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.
KBW assumed, in all respects material to its analyses, the following:
•the Mergers and any related transactions (including the payment of the Special Dividend) would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft reviewed by KBW and referred to above), with no adjustments to the Exchange Ratio assumed for purposes of its opinion and with no other consideration or payments in respect of OBDE Common Stock;
•the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

•each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;
•there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Mergers or any related transactions and all conditions to the completion of the Mergers and any related transactions would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and
•in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Mergers and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of OBDE, OBDC or the pro forma entity, or the contemplated benefits of the Mergers, including without limitation the cost savings and operating synergies expected to result or be derived from the Mergers.
KBW assumed that the Mergers would be consummated in a manner that complies with the applicable provisions of the Securities Act, the Exchange Act and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of OBDE that OBDE relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to OBDE, OBDC, Merger Sub, the Mergers and any related transaction, and the Merger Agreement. KBW did not provide advice with respect to any such matters.
KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the Exchange Ratio to the holders of OBDE Common Stock. KBW expressed no view or opinion as to any other terms or aspects of the Mergers or any term or aspect of any related transaction (including payment of the Special Dividend and the termination of the OBDE Investment Advisory Agreement between OBDE and OBDE Adviser and the OBDE Administration Agreement), including without limitation, the form or structure of the Mergers or any such related transaction, any consequences of the Mergers or any related transaction to OBDE, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, support, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Mergers, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion may have affected and may affect the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any changes to the OBDE Per Share NAV, the OBDC Per Share NAV or the OBDC Common Stock Price after the date hereof from the respective amounts thereof that KBW assumed for purposes of its analyses and opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:
•the underlying business decision of OBDE to engage in the Mergers or enter into the Merger Agreement;
•the relative merits of the Mergers as compared to any strategic alternatives that are, have been or may be available to or contemplated by OBDE, the OBDE Special Committee or the OBDE Board;
•the fairness of the amount or nature of any compensation to any of OBDE’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of OBDE Common Stock;
•the effect of the Mergers or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of OBDE (other than the holders of OBDE Common Stock, solely with respect to the Exchange Ratio (as described in KBW’s opinion) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of OBDC or any other party to any transaction contemplated by the Merger Agreement;

•any fees payable by OBDE to OBDE Adviser for investment advisory and management services;
•the disparate exchange ratio calculations provided for in the Merger Agreement, whether the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV would actually be less than or equal to 100% or what the actual number of shares of OBDC Common Stock to be received in the Mergers for each share of OBDE Common Stock would be;
•the actual value of OBDC Common Stock to be issued in connection with the Mergers;
•the prices, trading range or volume at which OBDE Common Stock or OBDC Common Stock would trade following the public announcement of the Mergers or the prices, trading range or volume at which OBDC Common Stock would trade following the consummation of the Mergers;
•any advice or opinions provided by any other advisor to any of the parties to the Mergers or any other transaction contemplated by the Merger Agreement; or
•any legal, regulatory, accounting, tax or similar matters relating to OBDE, OBDC, Merger Sub, any of their respective shareholders, or relating to or arising out of or as a consequence of the Mergers or any other related transaction, including whether or not the Mergers would qualify as a tax-free reorganization for United States federal income tax purposes.
In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, OBDE and OBDC. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the OBDE Special Committee in making its determination to recommend the approval by the OBDE Board of the Merger Agreement and the Mergers and by the OBDE Board in making its determination to approve the Merger Agreement and the Mergers. Consequently, the analyses described below should not be viewed as determinative of the decision of the OBDE Special Committee or the OBDE Board with respect to the fairness of the Exchange Ratio. The type and amount of consideration payable in the Mergers were determined through negotiation between OBDE and OBDC and the decision of OBDE to enter into the Merger Agreement was solely that of the OBDE Special Committee and the OBDE Board.
The following is a summary of the material financial analyses presented by KBW to the OBDE Special Committee and the OBDE Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the OBDE Special Committee and the OBDE Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.
Implied Transaction Value for the Transaction
KBW calculated an implied transaction value for the proposed merger of $14.64 per outstanding share of OBDE Common Stock based on an assumed 0.9770x exchange ratio and the closing price of OBDC Common Stock on

August 2, 2024. This implied transaction value for the proposed merger was used to calculate implied transaction multiples and those multiples were compared to the low, 25th percentile, median, average, 75th percentile and high multiples shown in the financial analyses of OBDE described below. This implied transaction value for the proposed merger was also compared to the ranges of implied value per share of OBDE Common Stock in the financial analyses of OBDE described below.
Selected Companies Analysis of OBDE
Using publicly available information, KBW reviewed, among other things, the market performance of 15 selected publicly traded, externally managed BDCs with market capitalizations greater than $1 billion, which selected companies included OBDC.
The selected companies were as follows (shown in descending order of market capitalization):

Ares Capital Corporation
Blackstone Secured Lending Fund
Blue Owl Capital Corporation
FS KKR Capital Corp.
Golub Capital BDC, Inc.
Prospect Capital Corporation
Sixth Street Specialty Lending, Inc.
Morgan Stanley Direct Lending Fund
Goldman Sachs BDC, Inc.
Oaktree Specialty Lending Corporation
New Mountain Finance Corporation
MidCap Financial Investment Corporation
Kayne Anderson BDC, Inc.
Bain Capital Specialty Finance, Inc.
Barings BDC, Inc.
To perform this analysis, KBW used market price information as of August 2, 2024, reported NAV per share data as of the end of the most recent completed quarterly period available, latest 12 months (“LTM”) reported NII per share and LTM adjusted NII per share before base management fees or incentive fees (“Pre-Mgmt. Fee Adj. NII”) of the selected companies. KBW also used calendar years 2024 and 2025 NII per share estimates taken from consensus “street estimates” of the selected companies.
KBW’s analysis showed the following concerning the market performance of the selected companies, as well as corresponding implied transaction multiples for the proposed merger based on the implied transaction value for the proposed merger of $14.64 per outstanding share of OBDE Common Stock, which corresponding implied transaction multiples were calculated using financial forecasts and projections of OBDE provided by the Advisers as of or for the 12-month period ending December 31, 2024 and for calendar years 2024 and 2025, and also corresponding implied multiples for OBDE based on the closing price of OBDE Common Stock on August 2, 2024, which corresponding implied multiples for OBDE were calculated using historical reported financial data of OBDE as of or for the 12-month period ended March 31, 2024 and forecasts and projections of OBDE provided by the Advisers for calendar years 2024 and 2025:

Selected Companies
	Proposed Transaction	OBDE	Low	25th Perc.	Median	Average	75th Perc.	High
Price / NAV per share	0.96x (1)	0.91x	0.58x	0.89x	0.97x	0.94x	0.99x	1.19x
Price / LTM NII per share	9.2x (1)	6.8x	6.1x	7.2x	7.6x	7.6x	7.9x	9.5x
Price / LTM Pre-Mgmt. Fee Adj. NII	6.2x (1)	6.0x	4.2x	5.1x	5.4x	5.4x	5.9x	6.3x
Price / CY2024 NII per share	9.2x	9.0x	6.9x	7.5x	7.9x	7.9x	8.3x	8.9x
Price / CY2025 NII per share	10.2x	9.9x	7.2x	8.1x	8.4x	8.4x	8.8x	9.2x
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(1)Based on estimated NAV per share, estimated NII per share and estimated Pre-Mgmt. Fee Adj. NII of OBDE taken from financial forecasts and projections of OBDE as of or for the 12-month period ending December 31, 2024.
KBW then applied a range of price-to-NAV per share multiples of 0.89x to 0.99x derived from the 25th percentile and 75th percentile multiples of the selected companies to the March 31, 2024 NAV per share of OBDE. KBW then applied a range of price-to-estimated calendar year 2024 NII per share multiples of 7.50x to 8.25x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated calendar year 2024 NII per share of OBDE, which was taken from financial forecasts and projections of OBDE provided by the Advisers, and a range of price-to-estimated calendar year 2025 NII per share multiples of 8.15x to 8.83x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated calendar year 2025 NII per share of OBDE, which was also taken from financial forecasts and projections of OBDE provided by the Advisers. This analysis indicated the following ranges of the implied value per share of OBDE Common Stock, as compared to the implied transaction value for the proposed merger of $14.64 per outstanding share of OBDE Common Stock:

Implied Value Per Share Ranges of OBDE Common Stock
Based on NAV per share of OBDE as of March 31, 2024	$13.90 to $15.47
Based on CY2024 NII per share estimate of OBDE provided by the Advisers	$11.94 to $13.13
Based on CY2025 NII per share estimate of OBDE provided by the Advisers	$11.73 to $12.71
No company used as a comparison in the above selected companies analysis is identical to OBDE. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Selected Companies Analysis of OBDC
Using publicly available information, KBW reviewed, among other things, the market performance of 15 selected publicly traded, externally managed BDCs with market capitalizations greater than $1 billion, which selected companies included OBDE.
The selected companies were as follows (shown in descending order of market capitalization):

Ares Capital Corporation
Blackstone Secured Lending Fund
FS KKR Capital Corp.
Golub Capital BDC, Inc.
Prospect Capital Corporation
Sixth Street Specialty Lending, Inc.
Morgan Stanley Direct Lending Fund
Blue Owl Capital Corporation III

Goldman Sachs BDC, Inc.
Oaktree Specialty Lending Corporation
New Mountain Finance Corporation
MidCap Financial Investment Corporation
Kayne Anderson BDC, Inc.
Bain Capital Specialty Finance, Inc.
Barings BDC, Inc.
To perform this analysis, KBW used market price information as of August 2, 2024, reported NAV per share data as of the end of the most recent completed quarterly period available, LTM reported NII per share and LTM Pre-Mgmt. Fee Adj. NII of the selected companies. KBW also used calendar years 2024 and 2025 NII per share estimates taken from consensus “street estimates” of the selected companies.
KBW’s analysis showed the following concerning the market performance of the selected companies, as well as corresponding implied multiples for OBDC based on the closing price of OBDC Common Stock on August 2, 2024 which corresponding implied multiples were calculated using historical reported financial data of OBDC as of or for the 12-month period ended March 31, 2024 and financial forecasts and projections of OBDC provided by the Advisers for calendar years 2024 and 2025:

Selected Companies
	OBDC	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per share	0.97x	0.58x	0.89x	0.96x	0.94x	0.99x	1.19x
Price / LTM NII per share	7.7x	6.1x	6.9x	7.6x	7.6x	7.9x	9.5x
Price / LTM Pre-Mgmt. Fee Adj. NII	5.3x	4.2x	5.1x	5.6x	5.5x	6.0x	6.3x
Price / CY2024 NII per share	8.1x	6.9x	7.5x	7.9x	7.9x	8.4x	8.9x
Price / CY2025 NII per share	9.1x	7.2x	8.1x	8.6x	8.4x	8.9x	9.2x
No company used as a comparison in the above selected companies analysis is identical to OBDC. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Selected Transactions Analysis
KBW reviewed publicly available information related to 28 selected acquisitions of U.S. BDCs announced since the beginning of 2015 (including affiliate mergers).
The selected transactions were as follows:

Acquirer	Acquired Company
North Haven Private Income Fund LLC	SL Investment Corp.
Golub Capital BDC, Inc.	Golub Capital BDC 3, Inc.
Midcap Financial Investment Corporation	Apollo Senior Floating Rate Fund Inc.
Midcap Financial Investment Corporation	Apollo Tactical Income Fund Inc.
Franklin BSP Capital Corporation	Franklin BSP Lending Corporation
BlackRock TCP Capital Corp.	BlackRock Capital Investment Corporation
Crescent Capital BDC, Inc.	First Eagle Alternative Capital BDC, Inc.
Oaktree Specialty Lending Corporation	Oaktree Strategic Income II, Inc.
SLR Investment Corp.	SLR Senior Investment Corp.
Barings BDC Inc.	Sierra Income Corporation

Portman Ridge Finance Corp	Harvest Capital Credit Corp
FS KKR Capital Corp.	FS KKR Capital Corp. II
Oaktree Specialty Lending Corporation	Oaktree Strategic Income Corporation
Barings BDC, Inc.	MVC Capital, Inc.
Portman Ridge Finance Corp	Garrison Capital
Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.
Crescent Capital BDC, Inc.	Alcentra Capital Corp.
Portman Ridge Finance Corp	OHA Investment Corp
FS Investment Corporation II	FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust II
East Asset Management, LLC	Rand Capital Corporation
Golub Capital BDC, Inc.	Golub Capital Investment Corporation
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners LLC; Barings	Triangle Capital Corporation
TCG BDC, Inc.	NF Investment Corp.
CĪON Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Management LLC; Great Elm Capital Group Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation
For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments):
•Price to NAV per share of the acquired company;
•Price to LTM NII per share of the acquired company; and
•Price to LTM Pre-Mgmt. Fee Adj. NII (adjusted to exclude management fees, incentive fees, and fee waivers).
KBW also reviewed the price per share of common stock paid for the acquired company for the 18 selected transactions involving publicly traded acquired companies as a premium/(discount) to the closing price of the acquired company one day and 30 days prior to the announcement of the respective transaction (expressed as percentages and referred to as the one-day market premium and the 30-day market premium). The resulting transaction statistics for the selected transactions were compared with the corresponding implied transaction statistics for the proposed merger based on the implied transaction value for the proposed merger of $14.64 per outstanding share of OBDE Common Stock, which corresponding implied transaction statistics were calculated using financial forecasts and projections of OBDE provided by the Advisers as of or for the 12-month period ending December 31, 2024 and using market price information as of August 2, 2024.
All Selected Transactions. KBW’s analysis showed the following concerning the proposed merger and the selected transactions (excluding the impact of the price-to-LTM NII per share multiples of five of the selected transactions and the price-to-LTM Pre-Mgmt. Fee Adj. NII multiples of three of the selected transactions, which multiples were considered to be not meaningful because they were either negative or greater than 35.0x):

		Selected Transactions
	Proposed Transaction	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV Per Share	0.96x(1)	0.58x	0.82x	0.95x	0.91x	1.00x	1.16x
Price / LTM NII per share	9.2x(1)	5.2x	9.4x	10.6x	11.5x	12.5x	30.6x
Price / Pre-Mgmt. Fee LTM Adj. NII	6.2x(1)	3.3x	6.9x	8.2x	8.4x	9.4x	18.9x
One-Day Market Premium	0.8%	-4.3%	1.1%	20.3%	20.8%	35.0%	80.1%
30-Day Market Premium	-2.4%	-9.0%	1.1%	22.5%	22.5%	32.1%	101.8%
__________________
(1)Based on estimated NAV per share, estimated NII and estimated Pre-Mgmt. Fee Adj. NII of OBDE taken from financial forecasts and projections of OBDE provided by the Advisers as of or for the 12-month period ending December 31, 2024.
KBW then applied a range of price-to-NAV per share multiples of 0.82x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions to March 31, 2024 NAV per share of OBDE. KBW then applied a range of price-to-LTM NII per share multiples of 9.39x to 12.48x derived from the 25th percentile and 75th percentile multiples of the selected transactions to NII of per share OBDE for the 12-month period ended March 31, 2024. KBW then applied a range of price-to-LTM Pre-Mgmt. Fee Adj. NII multiples of 6.86x to 9.43x derived from the 25th percentile and 75th percentile multiples of the selected transactions to Pre-Mgmt. Fee Adj. NII of OBDE for the 12-month period ended March 31, 2024. This analysis indicated the following ranges of the implied value per share of OBDE Common Stock, as compared to the implied transaction value for the proposed merger of $14.64 per outstanding share of OBDE Common Stock:

Implied Value Per Share Ranges of OBDE Common Stock
Based on NAV per share of OBDE as of March 31, 2024	$12.83 to $15.65
Based on NII per share of OBDE for the 12-month period ended March 31, 2024	$19.82 to $26.36
Based on Pre-Mgmt. Fee Adj. NII of OBDE for the 12-month period ended March 31, 2024	$16.30 to $22.42
Selected Transactions Involving Affiliates. KBW’s analysis also showed the following concerning the proposed merger and the 15 selected transactions involving affiliate mergers (North Haven Private Income Fund LLC/SL Investment Corp, Golub Capital BDC, Inc./Golub Capital BDC 3, Inc., Midcap Financial Investment Corp./Apollo Senior Floating Rate Fund Inc., Midcap Financial Investment Corp./Apollo Tactical Income Fund Inc., Franklin BSP Capital Corporation/Franklin BSP Lending Corporation, BlackRock TCP Capital Corp./BlackRock Capital Investment Corporation, Oaktree Specialty Lending Corporation/Oaktree Strategic Income II, Inc., SLR Investment Corp./SLR Senior Investment Corp., FS KKR Capital Corp./FS KKR Capital Corp. II, Oaktree Specialty Lending Corporation/Oaktree Strategic Income Corporation, Goldman Sachs BDC, Inc./Goldman Sachs Middle Market Lending Corp., FS Investment Corporation II/FS Investment Corporation III (and others), Golub Capital BDC, Inc./Golub Capital Investment Corporation, FS Investment Corporation/Corporate Capital Trust, Inc., TCG BDC, Inc./NF Investment Corp.), eight of which selected transactions involved publicly traded acquired companies:

Selected Transactions Involving Affiliates
	Proposed Transaction	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV Per Share	0.96x(1)	0.71x	0.89x	0.95x	0.94x	1.00x	1.16x
Price / LTM NII per share	9.2x(1)	6.9x	9.4x	10.4x	10.5x	10.6x	15.1x
Price / Pre-Mgmt. Fee LTM Adj. NII	6.2x(1)	6.0x	6.9x	7.3x	8.0x	8.2x	12.8x

One-Day Market Premium	0.8%	-1.7%	-1.1%	1.3%	6.6%	12.0%	27.3%
30-Day Market Premium	-2.4%	-9.0%	-1.5%	1.5%	6.1%	13.4%	32.6%
__________________
(1)Based on estimated NAV per share, estimated NII per share and estimated Pre-Mgmt. Fee Adj. NII of OBDE taken from financial forecasts and projections of OBDE as of or for the 12-month period ending December 31, 2024.
KBW then applied a range of price-to-NAV per share multiples of 0.89x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliates to March 31, 2024 NAV per share of OBDE. KBW then applied a range of price-to-LTM NII per share multiples of 9.39x to 10.64x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliates to NII per share of OBDE for the 12-month period ended March 31, 2024. KBW then applied a range of price-to-LTM Pre-Mgmt. Fee Adj. NII multiples of 6.92x to 8.17x derived from the 25th percentile and 75th percentile multiples of the selected transactions to Pre-Mgmt. Fee Adj. NII of OBDE for the 12-month period ended March 31, 2024. This analysis indicated the following ranges of the implied value per share of OBDE Common Stock, as compared to the implied transaction value for the proposed merger of $14.64 per outstanding share of OBDE Common Stock:

Implied Value Per Share Ranges of OBDE Common Stock
Based on NAV per share of OBDE as of March 31, 2024	$13.93 to $15.66
Based on NII per share of OBDE for the 12-month period ended March 31, 2024	$19.82 to $22.47
Based on Pre-Mgmt. Fee Adj. NII of OBDE for the 12-month period ended March 31, 2024	$16.44 to $19.42
No company or transaction used as a comparison in the above selected transaction analysis is identical to OBDE or the proposed merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Dividend Discount Analysis of OBDE
KBW performed a dividend discount analysis of OBDE on a standalone basis to estimate ranges for the implied equity value of OBDE. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of OBDE that were provided by the Advisers. KBW assumed discount rates ranging from 9.9% to 11.9%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of OBDE over the period from the assumed March 31, 2025 closing date of the proposed merger through December 31, 2029 and (ii) the present value of OBDE’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on estimated December 31, 2029 NAV per share multiples and the other based on estimated calendar year 2029 dividend yields. Using implied terminal values for OBDE calculated by applying a terminal multiple range of 0.87x to 1.07x to OBDE’s estimated NAV per share as of December 31, 2029, this analysis resulted in a range of implied values per share of OBDE Common Stock of approximately $13.26 to $16.24, as compared to the implied transaction value for the proposed merger of $14.64 per outstanding share of OBDE Common Stock. Using implied terminal values for OBDE calculated by applying a terminal dividend yield range of 10.1% to 12.1% to OBDE’s estimated calendar year 2029 dividends, this analysis resulted in a range of implied values per share of OBDE Common Stock of approximately $11.98 to $14.27, as compared to the implied transaction value for the proposed merger of $14.64 per outstanding share of OBDE Common Stock.
The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of OBDE.

Dividend Discount Analysis of OBDC
KBW performed a dividend discount analysis of OBDC on a standalone basis to estimate ranges for the implied equity value of OBDC. In this analysis, KBW used financial and operating forecasts and projections relating to dividends and net assets of OBDC that were provided by the Advisers. KBW assumed discount rates ranging from 9.1% to 11.1%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of OBDC over the period from the assumed March 31, 2025 closing date of the proposed merger through December 31, 2029 and (ii) the present value of OBDC’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on estimated December 31, 2029 NAV per share multiples and the other based on estimated calendar year 2029 dividend yields. Using implied terminal values for OBDC calculated by applying a terminal multiple range of 0.86x to 1.06x to OBDC’s estimated NAV per share as of December 31, 2029, this analysis resulted in a range of implied values per share of OBDC Common Stock of approximately $13.90 to $16.99. Using implied terminal values for OBDC calculated by applying a terminal dividend yield range of 10.1% to 12.1% to OBDC’s estimated calendar year 2029 dividends, this analysis resulted in a range of implied values per share of OBDC Common Stock of approximately $13.20 to $15.76.
The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of OBDC or the pro forma combined company.
Relative Contribution Analysis
KBW analyzed the relative standalone contribution of OBDC and OBDE to various pro forma balance sheet and income statement items of the combined company. This analysis did not include purchase accounting adjustments, transaction expenses or deferred financing costs. To perform this analysis, KBW used financial forecasts and projections of OBDC and OBDE provided by the Advisers, which gave effect to the Special Dividend in the case of estimated balance sheet data of OBDE as of December 31, 2024. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of OBDC and OBDE Shareholders in the combined company based on an assumed exchange ratio of 0.9770x:

	OBDC as a % of Total	OBDE as a % of Total
Pro Forma Ownership
Based on Assumed Exchange Ratio of 0.9770x	76.3%	23.7%

Estimated Balance Sheet Data as of December 31, 2024
Total Assets	76.1%	23.9%
Investments at Fair Value	75.6%	24.4%
Total Debt (Principal)	76.2%	23.8%
Net Asset Value	76.3%	23.7%

Estimated Income Statement Data
Estimated Net Investment Income for 12-Months Ending December 31, 2024	78.6%	21.4%
Estimated CY2025 Net Investment Income	78.3%	21.7%
Estimated CY2026 Net Investment Income	77.6%	22.4%
Illustrative Potential Net Investment Income and Dividend Per Share Accretion
Using financial and operating forecasts and projections of OBDE, on a standalone basis, and financial and operating forecasts and projections of OBDE and OBDC, on a combined basis reflecting pro forma assumptions

(including, without limitation, the cost savings and operating synergies expected to result from the Mergers) and the Special Dividend, provided by the Advisers, KBW analyzed the potential financial impact of the Mergers on certain projected pro forma financial results attributable to a share of OBDE Common Stock using an assumed exchange ratio of 0.9770x. This analysis indicated the proposed merger could be accretive relative to each of OBDE’s calendar year 2025 and calendar year 2026 estimated NII per share and relative to each of OBDE’s calendar year 2025 and calendar year 2026 estimated dividends per share. For all of the above analysis, the actual results achieved by OBDE following the proposed merger may vary from the projected results, and the variations may be material.
Miscellaneous
KBW acted as financial advisor to the OBDE Special Committee in connection with the Mergers and did not act as an advisor to or agent of any other person in connection with the Mergers. As part of its investment banking business, KBW is regularly engaged in the valuation of BDC securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses (and further to an existing sales and trading relationship between an affiliate of OBDE, OBDC and the Advisers and a KBW broker-dealer affiliate), KBW and its affiliates may from time to time purchase securities from, and sell securities to, OBDE, OBDC, OBDE Adviser, OBDC Adviser and their affiliates. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of OBDE or OBDC for its and their own respective accounts and for the accounts of its and their respective customers and clients. A commercial bank affiliate of KBW is also a lender to OBDC and an affiliate of OBDE, OBDC and the Advisers under existing revolving credit facilities.
Pursuant to the KBW engagement agreement, OBDE agreed to pay KBW cash fees of $1,500,000 in the aggregate, $500,000 of which became payable with the rendering of KBW’s opinion and $1,000,000 of which is contingent upon the consummation of the Initial Merger. OBDE also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith.
In addition to the present engagement, during the two years preceding the date of KBW’s opinion, KBW provided investment banking and financial advisory services to OBDE and received compensation for such services. KBW acted as co-advisor to OBDE in connection with its January 2024 listing on the NYSE. During the two years preceding the date of KBW’s opinion, KBW provided investment banking and financial advisory services to OBDC and received compensation for such services. KBW acted as co-manager in OBDC’s January 2024 offering of notes. During the two years preceding the date of KBW’s opinion, KBW received aggregate fees of approximately $450,000 for providing certain investment banking and financial advisory services to OBDE, OBDC, Blue Owl Credit Income Corp. and Blue Owl Finance LLC, an affiliate of Blue Owl. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to OBDE Adviser or OBDC Adviser. KBW may in the future provide investment banking and financial advisory services to OBDE, OBDC, OBDE Adviser or OBDC Adviser and receive compensation for such services.
Regulatory Approvals Required for the Mergers
The obligations of OBDC and OBDE to complete the Mergers are subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). OBDC and OBDE have agreed to cooperate with each other and use their reasonable best efforts to obtain all consents, authorizations, approvals, exemptions or nonobjections from any governmental or regulatory authority necessary to consummate the Mergers.
There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.
Third-Party Consents Required for the Mergers
Under the Merger Agreement, each of OBDC’s and OBDE’s obligation to complete the Mergers is subject to the prior receipt of certain approvals, confirmations and consents required to be obtained from certain agents, lenders, derivative counterparties, noteholders and other parties.
OBDC and OBDE have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Mergers, in the most expeditious manner practicable. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

DESCRIPTION OF THE MERGER AGREEMENT
The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. OBDC and OBDE encourage you to read the Merger Agreement carefully and in its entirety.
Structure of the Mergers
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OBDE. OBDE will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, at the Second Effective Time, in the Second Merger, OBDE, as the surviving company of the Initial Merger, will merge with and into OBDC in accordance with the MGCL, with OBDC as the surviving entity. As of the Second Effective Time, the separate corporate existence of OBDE will cease and OBDC will continue its existence as a corporation under the laws of the State of Maryland.
Closing; Completion of the Proposed Mergers
It is currently expected that the Mergers will be completed promptly following receipt of the required shareholder approvals at the OBDC Special Meeting and the OBDE Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.
The Mergers will occur no later than five (5) business days after the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement or at another time as may be agreed to in writing by OBDC and OBDE. The Second Merger will occur immediately after the Initial Merger is completed. If the adoption of the Merger Agreement is approved at the OBDE Special Meeting and the issuance of the shares of OBDC Common Stock to be issued pursuant to the Merger Agreement is approved at OBDC Special Meeting, and the other conditions to closing the Mergers are satisfied or waived, OBDC and OBDE expect to complete the Mergers in the first quarter of 2025.
Merger Consideration
If the Mergers are consummated, each OBDE Shareholder will be entitled to receive a number of shares of OBDC Common Stock equal to the Exchange Ratio for each share of OBDE Common Stock. The Exchange Ratio will be appropriately adjusted if between the Determination Date and the Effective Time, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution has been declared with a record date within such period, in each case, to provide the shareholders of OBDE and OBDC the same economic effect as contemplated by the Merger Agreement prior to such event. Closing of the Mergers is contingent upon OBDC Shareholder approval of the Merger Stock Issuance Proposal, OBDE Shareholder approval of the Merger Proposal and certain other closing conditions. No fractional shares of OBDC Common Stock will be issued, and holders of OBDE Common Stock will receive cash in lieu of fractional shares.
As of the Determination Date, OBDC will deliver to OBDE the Closing OBDC NAV and OBDE will deliver to OBDC the Closing OBDE NAV, in each case based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OBDC or OBDE, as applicable, in preparing the calculation of NAV per share of OBDC Common Stock or OBDE Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OBDC NAV and Closing OBDE NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.

The Exchange Ratio will be calculated as follows:
(i)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is less than or equal to 100%, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of the OBDE Per Share NAV and the OBDC Per Share NAV;
(ii)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 100% but less than or equal to 104.50%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) the sum of (i) 1.00 and (ii) 50% of the difference between (a) the quotient of (I) the OBDC Common Stock Price and (II) the OBDC Per Share NAV and (b) 1.00 and (B) the OBDC Common Stock Price; or
(iii)if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 104.5%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) 102.25% and (B) the OBDC Common Stock Price.
Dividends and Distributions
Following the Effective Time, the record holders of shares of OBDE Common Stock shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of OBDC Common Stock represented by such shares of OBDE Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of OBDC Common Stock represented by such shares of OBDE Common Stock with a record date after the Effective Time (but before the issuance of OBDC Common Stock issuable with respect to such shares of OBDE Common Stock) and with a payment date subsequent to the issuance of the OBDC Common Stock issuable with respect to such shares of OBDE Common Stock.
Conversion of Shares; Exchange of Shares
At the Effective Time, each share of OBDE Common Stock issued and outstanding immediately prior to the Effective Time (except for shares, if any, owned by OBDC or any of its consolidated subsidiaries) will be converted into the right to receive the Merger Consideration. Each such share of OBDE Common Stock will no longer be outstanding and will be automatically canceled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any OBDE Common Stock other than the right to the Merger Consideration and cash in lieu of fractional shares upon the surrender of such shares of OBDE Common Stock in accordance with the terms of the Merger Agreement.
After the Effective Time, no registration of transfers on the stock transfer books of OBDE, other than to settle transfers that occurred prior to the Effective Time, will occur. If shares of OBDE Common Stock are presented for transfer to the exchange agent, such shares will be cancelled against delivery of the applicable Merger Consideration.
Withholding
Each party to the Merger Agreement or the paying and exchange agent, as applicable, will be entitled to deduct and withhold from any amounts payable to any person such amounts as each determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the relevant person of which such deduction and withholding was made.
Representations and Warranties
The Merger Agreement contains representations and warranties of OBDC, OBDE, OBDC Adviser and OBDE Adviser relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “materiality” or “material adverse effect” qualifications), has had or is reasonably expected to have a material adverse effect (as defined below). The representations and warranties in the Merger Agreement will not survive after the Effective Time.
The Merger Agreement contains representations and warranties by each of OBDC and OBDE, subject to specified exceptions and qualifications, relating to, among other things:
•corporate organization, including incorporation, qualification and subsidiaries;
•capitalization;
•power and authority to execute, deliver and perform obligations under the Merger Agreement;
•the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, material contracts or other obligations;
•required government filings and consents;
•SEC reports and financial statements;
•internal controls and disclosure controls and procedures;
•broker’s fees;
•absence of certain changes and actions since December 31, 2023;
•compliance with applicable laws and permits;
•the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus and other governmental filings in connection with the merger;
•tax matters;
•absence of certain litigation, orders or investigations;
•employment and labor matters, including with respect to any employee benefit plans;
•material contracts and certain other types of contracts;
•insurance coverage;
•intellectual property matters;
•no real property ownership or leases;
•investment assets;
•state takeover laws;
•absence of appraisal rights;
•the value of certain investment assets; and
•receipt of the opinion of the financial advisor to the OBDC Special Committee (in the case of OBDC) and receipt of the opinion of the financial advisor to the OBDE Special Committee (in the case of OBDE).

The Merger Agreement contains representations and warranties by each of the Advisers, subject to specified exceptions and qualifications, relating to:
•organization, formation and qualification;
•power and authority to execute, deliver and perform obligations under the Merger Agreement;
•the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, material contracts or other obligations;
•compliance with applicable laws and permits;
•absence of certain litigation, orders or investigations;
•the value of investment assets owned by OBDE and OBDC;
•the accuracy of information supplied or to be supplied by each of the OBDC Adviser and OBDE Adviser for inclusion in this joint proxy statement/prospectus;
•the participation in the Mergers by OBDE and OBDC and the impact of the Mergers on the existing shareholders of OBDE and OBDC;
•the financial resources of each of the OBDC Adviser and OBDE Adviser;
•the forbearances applicable to OBDE and OBDC set forth in the Merger Agreement; and
•the representations and warranties made by OBDE and OBDC in the Merger Agreement.
These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this joint proxy statement/prospectus only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this joint proxy statement/prospectus.
For purposes of the Merger Agreement, “Material Adverse Effect” with respect to OBDC, OBDE, OBDC Adviser or OBDE Adviser, as applicable, means, any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its subsidiaries, taken as a whole or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Mergers and the transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences, among others, will constitute or be taken into account in determining whether a Material Adverse Effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:
•changes in general economic, social or political conditions or financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economics generally and the results of any actions taken);
•by governmental entities in response thereto;
•general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries;

•the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and
•any failure, in and of itself, to meet internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period, or, any decline in the price of shares of OBDC Common Stock or OBDE Common Stock on the NYSE or trading volume of OBDC Common Stock or OBDE Common Stock (provided that the underlying cause of such failure or decline will be considered in determining whether there is a Material Adverse Effect unless such underlying causes are excluded from the definition of Material Adverse Effect).
The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its subsidiaries taken as whole relative to other participants in the same industries in which such party conducts its businesses.
Conduct of Business Pending Completion of the Mergers
Each of OBDC and OBDE has undertaken covenants that place restrictions on it and certain of its subsidiaries until the completion of the Mergers. In general, each of OBDC and OBDE has agreed that before the completion of the Mergers, except as may be required by law, as expressly contemplated by the Merger Agreement, as previously disclosed in a public filing, as set forth in its disclosure schedules or with the prior written consent of the other parties to the Merger Agreement, it will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business,consistent with past practice and consistent with each of OBDC’s and OBDE’s investment objectives and policies and publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.
In addition, before the completion of the Mergers, each of OBDC and OBDE has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in its disclosure schedules it will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of OBDC or OBDE, as applicable:
•other than pursuant to its dividend reinvestment plan issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;
•(i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly and supplemental cash distributions consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, (C) dividends payable by any of its direct or indirect wholly owned subsidiaries to OBDC or OBDE, as applicable, or another direct or indirect wholly owned subsidiary or (D) in the case of OBDE, a final tax dividend for the period ending on the date the transactions contemplated by the Merger Agreement are consummated as required by law in order for OBDE to maintain is qualification as a RIC; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;
•sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure permitted indebtedness by it or any of its subsidiaries, which includes indebtedness incurred after execution of the Merger Agreement consistent with past practices of OBDC or OBDE, as applicable, pursuant to the terms of such indebtedness;
•acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with its investment objectives and policies as publicly disclosed;
•amend any of its governing documents or similar governing documents of any of its subsidiaries;
•implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, U.S. GAAP, the SEC or applicable regulatory requirements;
•hire any employees or establish, become a party to or commit to adopt any employee benefit plan;
•take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Mergers or (ii) prevent the Mergers from qualifying as a “reorganization” under Section 368(a) of the Code;
•incur any indebtedness for borrowed money or guarantee any indebtedness of another person or entity, except for draw-downs with respect to previously disclosed financing arrangements existing as of the date of the Merger Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and other permitted indebtedness;
•make or agree to make any new capital expenditure, except for obligations to fund commitments to portfolio companies or investments in new portfolio companies, in each case, entered into in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed;
•file or amend any material tax return other than in the ordinary course of business, consistent with past practice and its investment objectives and policies as publicly disclosed; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;
•take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to taxation as a RIC;
•enter into any new line of business (except for any new or existing portfolio companies in which it or any of its subsidiaries has made or will make a debt or equity investment that is in the ordinary course of business, consistent with its investment objectives and policies as publicly disclosed and is, would or should be reflected in the schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);
•other than in the ordinary course of business, consistent with its investment objectives and policies as publicly disclosed, enter into any material contract;
•other than in the ordinary course of business, consistent with its investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract;
•settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries or, after the Effective Time, OBDC, the surviving company or any of their respective subsidiaries, and (iii) would not admit liability, guilt or fault;
•other than in the ordinary course of business, consistent with its investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of OBDC or OBDE or their respective subsidiaries  as in effect on the date of the Merger Agreement or other permitted indebtedness or (ii) cancel any material indebtedness;
•except as contemplated by the Merger Agreement, merge or consolidate OBDC or OBDE, as applicable, or any of its subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its subsidiaries; or
•agree to take, make any commitment to take, or adopt any resolutions authorizing, any of the foregoing actions.
Additional Agreements
Further Assurances; Regulatory Matters
The Merger Agreement contains covenants relating to the preparation of this joint proxy statement/prospectus, the holding of the OBDC Special Meeting and the OBDE Special Meeting, access to information of the other party, obtaining certain regulatory and third party consents, publicity, tax matters and takeover statutes and provisions. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take all actions, and to do all things necessary to obtain as promptly as practicable all permits of all governmental entities, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties that are necessary or advisable, to consummate the transactions (including the Mergers), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.
The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all other permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Mergers), and each party must keep the other reasonably apprised of the status of matters relating to completion of the Mergers. The parties are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Mergers, other than the consent fees set forth in the disclosure schedules to the Merger Agreement.
Shareholder Approval
OBDE has agreed to hold the OBDE Special Meeting as promptly as practicable following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of OBDE Shareholders of the Merger Proposal. OBDE will be required to use its reasonable best efforts to obtain from its Shareholders the vote required to approve the Merger Proposal, and such obligations will not be affected by the existence of any takeover proposals, unless an adverse recommendation change is made by OBDE.
Similarly, OBDC has agreed to hold the OBDC Special Meeting as promptly as practicable following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of OBDC Shareholders of the OBDC Proposals. OBDC will be required to use its reasonable best efforts to obtain from its Shareholders the vote required to approve the OBDC Proposals, and such obligations will not be affected by the existence of any takeover proposals, unless an adverse recommendation change is made by OBDC.

NYSE Listing
OBDC is required to use reasonable best efforts to cause the shares comprising the Merger Consideration to be approved for listing on the NYSE, subject to official notice of issuance, at or prior to the Effective Time.
Indemnification; Directors’ and Officers’ Insurance
OBDC has agreed, to the fullest extent permitted under applicable law, to indemnify, defend and hold harmless, and advance expenses, to the present and former directors and officers of OBDE or any of its subsidiaries (collectively, the “D&O Indemnified Parties”) with respect to all acts or omissions in such capacities at any time prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby), to the fullest extent permitted by applicable law. If an indemnified liability arises, (i) OBDC has agreed to advance the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and (ii) OBDC and the applicable D&O Indemnified Party will cooperate in the defense of such matter.
Unless OBDC and OBDE otherwise agree, for a period of six years from and after the Effective Time (the “Tail Period”) OBDE’s existing directors and officers liability insurance (the “Current D&O Insurance”) in place as of the date of Effective Time shall be maintained in effect; provided, however, that during the Tail Period, (i) the Current D&O Insurance policy may be amended or replaced provided that the coverage amount is not less than an amount agreed to by OBDC and OBDE, the terms and conditions are otherwise not materially less advantageous to the insureds and the directors and officers of OBDE continue to be covered under the policy in their capacity as directors and officers of OBDE; or (ii) the  Current D&O Insurance may be terminated provided that prior to such termination, OBDC shall cause the surviving company or its successor to obtain and fully pay the premium for a “tail” insurance policy for the extension of the current D&O insurance through the remainder of the Tail Period with coverage and amounts not less than an amount agreed to by OBDC and OBDE, and terms and conditions that are otherwise not materially less advantageous to the insureds as, provided in the Current D&O Insurance.
No Solicitation
Each of OBDE and OBDC has agreed to, and to cause its affiliates, subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below) from a third party and not to directly or indirectly: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its shareholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Mergers or any other transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any third party (other than OBDC, OBDE or their respective affiliates or representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any Person (other than OBDC, OBDE or their respective affiliates) or with respect to any transaction (other than the transactions) or (y) waiver or release under any standstill or any similar agreement with respect to equity securities of OBDE or OBDC. Each of OBDE and OBDC shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the third party (or group of third parties) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by OBDE or OBDC or their respective representatives in connection with any of the foregoing, and the identity of the third party (or group of third parties) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of OBDE and OBDC agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by OBDE or OBDC and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry, unless failure to grant such waiver or release would be inconsistent with fiduciary standards applicable to the directors of OBDE or OBDC, as applicable, under applicable law; provided, however, that notwithstanding the foregoing, each party (A) may inform third parties of the provisions contained in such non-solicitation provision and (B) shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to equity securities of OBDC or OBDE, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal.
Takeover Proposals
OBDE Recommendation
If, on or after the date of the Merger Agreement and at any time prior to the OBDE Special Meeting: (i) OBDE receives a bona fide unsolicited Takeover Proposal; (ii) the OBDE Special Committee shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be inconsistent with fiduciary standards applicable to the directors of OBDE under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “OBDE Superior Proposal”; and (iii) OBDE gives OBDC written notice of its intention to engage in negotiations or discussions with the third party making such Takeover Proposal at least two (2) business days before engaging in such negotiations or discussions (with such prior written notice specifying the identity of the third-party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OBDE’s intention to furnish information to, or participate in discussions or negotiations with, the third party making such Takeover Proposal), then OBDE may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to OBDC within twenty-four (24) hours after determining that a Takeover Proposal constitutes an OBDE Superior Proposal.
In addition, if the OBDE Board shall have determined, after consultation with its outside legal counsel, that continued recommendation of the Merger Proposal to OBDE Shareholders would be inconsistent with fiduciary standards applicable to the directors of OBDE under applicable law as a result of an OBDE Superior Proposal, OBDE may (A) withdraw or qualify (or modify or amend in a manner adverse to OBDC), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OBDC), the approval, adoption, recommendation or declaration of advisability by the OBDE Board of the Merger Proposal, including the recommendation of the OBDE Board that OBDE Shareholders approve the Merger Proposal (the “OBDE Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the OBDE Special Meeting or otherwise, inconsistent with the OBDE Recommendation (any action described in clause (A) and (B) referred to collectively with any takeover approval as a “OBDE Adverse Recommendation Change”). OBDE may terminate the Merger Agreement and enter into an agreement with a third party who makes an OBDE Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the OBDE Superior Proposal is no longer deemed an OBDE Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the OBDE Board from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the Merger Proposal in response to an Intervening Event (as defined below), subject to the procedures set forth in the Merger Agreement.

OBDC Recommendation
If on or after the date of the Merger Agreement and at any time prior to the OBDC Special Meeting, ((i) OBDC receives a bona fide unsolicited Takeover Proposal; (ii) the OBDC Special Committee have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be inconsistent with fiduciary standards applicable to the directors of OBDC under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “OBDC Superior Proposal”; and (iii) OBDC gives OBDE written notice of its intention to engage in negotiations or discussions with the third party making such Takeover Proposal at least two (2) business days before engaging in such negotiation or discussions (with such prior written notice specifying the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OBDC’s intention to furnish information to, or participate in discussions or negotiations with, the third party making such Takeover Proposal), then OBDC may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to OBDE within twenty-four (24) hours after determining that a Takeover Proposal constitutes an OBDC Superior Proposal.
In addition, if the OBDC Board shall have determined, after consultation with its outside legal counsel, that continued recommendation of the Merger Stock Issuance Proposal to OBDC Shareholders would be inconsistent with fiduciary standards applicable to the directors of OBDC under applicable law as a result of an OBDC Superior Proposal, OBDC may (A) withdraw or qualify (or modify or amend in a manner adverse to OBDE), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OBDE), the approval, adoption, recommendation or declaration of advisability by the OBDC Board of the Merger Stock Issuance Proposal, including the recommendation of the OBDC Board that OBDC Shareholders approve the Merger Stock Issuance Proposal (the “OBDC Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the OBDC Special Meeting or otherwise, inconsistent with the OBDC Recommendation (any action described in clause (A) and (B) referred to collectively with any takeover approval as an “OBDC Adverse Recommendation Change”). OBDC may terminate the Merger Agreement and enter into an agreement with a third party who makes an OBDC Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the OBDC Superior Proposal is no longer deemed an OBDC Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the OBDC Board from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the Merger Stock Issuance Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.
Other than as described above, neither OBDC nor the OBDC Board may make any OBDC Adverse Recommendation Change, and no OBDC Adverse Recommendation Change will change the approval of the Merger Stock Issuance Proposal, including in any respect that would have the effect of causing any takeover statute or similar statute to be applicable to the transactions contemplated by the Merger Agreement.
Related Definitions
For purposes of the Merger Agreement:
•“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than OBDC or OBDE or any of their respective affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving OBDE or OBDC, as applicable, or any of such party’s respective subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of OBDE or OBDC, as applicable, and such party’s respective subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, OBDE or in any of OBDE’s subsidiaries or, OBDC or in any of OBDC’s subsidiaries, as applicable, in each case other than the Mergers and the other transactions.
•“OBDE Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OBDE or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OBDE or more than 75% of the assets of OBDE on a consolidated basis (a) on terms which the OBDE Board (upon the recommendation of the OBDE Special Committee) determines in good faith to be superior for OBDE Shareholders (in their capacity as Shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the OBDE Termination Fee (as defined below) and any alternative proposed by OBDC), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the OBDE Board (upon the recommendation of the OBDE Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
•“OBDC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OBDC or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OBDC or more than 75% of the assets of OBDC on a consolidated basis (a) on terms which the OBDC Board (upon the recommendation of the OBDC Special Committee) determines in good faith to be superior for OBDC Shareholders (in their capacity as Shareholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the OBDC Termination Fee (as defined below) any alternative proposed by OBDE), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by OBDC Board (upon the recommendation of the OBDC Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
•“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date of the Merger Agreement that is material to, as applicable, OBDC and its subsidiaries, taken as a whole, or OBDE and its subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the OBDC Common Stock; (c) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions taken by governmental entities in response thereto); and (d) general changes or developments in the industries in which the applicable party and its subsidiaries operate, including general changes in law after the date hereof across such industries; provided, however, that (A) the exceptions in clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an

Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event and (B) the exceptions in clauses (d) and (e) shall not apply to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.
Other than as described herein, neither OBDE nor the OBDE Board may make any OBDE Adverse Recommendation Change, and no OBDE Adverse Recommendation Change will change the approval of the Merger Proposal or any other approval of the OBDE Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.
Access to Information
Upon reasonable notice, except as may otherwise be restricted by applicable law, each of OBDE and OBDC will, and will cause its subsidiaries, to afford to the directors, officers, accountants, counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its subsidiaries to, make available to the other party (including via the SEC’s Electronic Data Gathering, Analysis and Retrieval (EDGAR) system) all other information concerning its business and properties as the other party may reasonably request.
Publicity
OBDE and OBDC each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to the transactions contemplated by the Merger Agreement, except as may be required by applicable law, the rules and regulations of the NYSE, or to the extent that such press release or other public announcement related to any OBDE Adverse Recommendation Change or OBDC Adverse Recommendation Change is made in accordance with the Merger Agreement and, to the extent such press release or disclosure is issued or made, OBDC or OBDE, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such press release or other public announcement.
Takeover Statutes and Provisions
Neither OBDC nor OBDE will take any action that would cause the transactions actions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of OBDC and OBDE shall take all necessary steps within its control to exempt (or to ensure the continued exemption of) such transactions from, or if necessary, challenge the validity or applicability of any applicable takeover statute, as now or hereafter in effect.
Tax Matters
OBDC and OBDE shall each obtain an opinion from Eversheds Sutherland, as counsel to OBDC and to OBDE, generally to the effect that the Mergers will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.
Shareholder Litigation
The parties to the Merger Agreement shall reasonably cooperate and consult with one another in connection with defense and settlement of any proceeding by OBDE Shareholders or OBDC Shareholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of OBDE and OBDC shall keep the other party reasonably informed of any material developments in connections with any such proceeding brought by its shareholders and shall not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Section 16 Matters
Prior to the Effective Time, the board of directors of each of OBDC and OBDE shall take all such steps as may be required to cause any dispositions of OBDE Common Stock (including derivative securities with respect to OBDE Common Stock) or acquisitions of OBDC Common Stock (including derivative securities with respect to OBDC Common Stock) resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) for the Exchange Act with respect to OBDE or will become subject to such reporting requirements with respect to OBDC, in each case, to be exempt pursuant to Rule 16b-3.
No Other Representations or Warranties
The parties acknowledge and agree that except for the representations contained in the Merger Agreement, none of, OBDE, OBDC, any of OBDE’s or OBDC’s subsidiaries, OBDE Adviser or OBDC Adviser or any other person acting on behalf of the foregoing makes any representation or warranty, express or implied.
Termination of OBDE Agreements
Immediately after the occurrence of the Effective Time and prior to the Second Merger, the OBDE Advisory Agreement and the OBDE Administration Agreement shall be automatically terminated and of no further force and effect.
Coordination of Dividends
Each of OBDC and OBDE shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its shareholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither OBDC nor OBDE shall authorize or declare any dividend or distributions to shareholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit either OBDC or OBDE from authorizing, declaring or paying any dividend or distribution to its shareholders solely payable in cash in accordance with the Merger Agreement to the extent such dividend or distribution is take into account in determining the OBDE NAV and/or the OBDC NAV, as applicable, in each case as of the Determination Date, including a tax dividend.
Conditions to Closing the Mergers
Conditions to Each Party’s Obligations to Effect the Mergers
The obligations of OBDC and OBDE to complete the Mergers are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:
•the required approvals of OBDC and OBDE Shareholders , including, with respect to OBDC, the Merger Stock Issuance Proposal, and, with respect to OBDE, the Merger Proposal, are obtained at their respective shareholder meetings;
•the shares of OBDC Common Stock to be issued in the Mergers have been authorized for listing on the NYSE, subject to official notice of issuance;
•the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective under the Securities Act and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC, and any necessary state securities or “blue sky” authorizations have been received;
•no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other transactions contemplated thereby is in effect;

•all regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);
•no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Mergers or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement;
•the determination of the OBDE Per Share NAV and the OBDC Per Share NAV, in each case as of the Determination Date, have been completed in accordance with the Merger Agreement.
Conditions to Obligations of OBDC and Merger Sub to Effect the Mergers
The obligations of OBDC and Merger Sub to effect the Mergers are also subject to the satisfaction, or waiver by OBDC, at or prior to the Effective Time, of the following conditions:
•the representations and warranties of OBDE, pertaining to
◦the authorized and outstanding capital stock of OBDE are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);
◦absence of events reasonably expected to have a material adverse effect with respect to OBDE is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);
◦authority, no violation, brokers, state takeover laws and appraisal rights, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and
◦all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of OBDE are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to OBDE;
•OBDE has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and OBDC has received a certificate signed on behalf of OBDE by the Chief Executive Officer or the Chief Financial Officer of OBDE to such effect;
•the representations and warranties of OBDE Adviser contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of OBDE Adviser are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to OBDE;
•since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of OBDE; and
•OBDC has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Initial Merger and Second Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of OBDE and OBDC, in form and substance as set forth in the Merger Agreement. If counsel for OBDC will not render such an opinion, another counsel reasonably acceptable to OBDC may render such opinion to OBDC in form and substance reasonably satisfactory to OBDC.
Conditions to Obligations of OBDE to Effect the Mergers
The obligation of OBDE to effect the Mergers is also subject to the satisfaction, or waiver by OBDC, at or prior to the Effective Time, of the following conditions:
•the representations and warranties of OBDC and Merger Sub, pertaining to:
◦the authorized and outstanding capital stock of OBDC are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);
◦absence of events reasonably expected to have a material adverse effect with respect to OBDC is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);
◦authority, no violation and brokers, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and
◦all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition shall be deemed satisfied even if any such representations and warranties of OBDC are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to OBDC;
•each of OBDC and Merger Sub has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and OBDE has received a certificate signed on behalf of OBDC and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of OBDC to such effect;
•the representations and warranties of OBDC Adviser contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of OBDC are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to OBDC;
•since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of OBDC; and
•OBDE has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Initial Merger and Second Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of OBDE and OBDC, in form and substance as set forth in the Merger Agreement. If counsel for OBDE will not render such an opinion, another counsel reasonably acceptable to OBDE may render such opinion in form and substance reasonably satisfactory to OBDE.
Frustration of Closing Conditions
No party to the Merger Agreement may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Mergers and the transactions contemplated thereby.
Termination of the Merger Agreement
Right to Terminate
The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger Proposal by OBDE Shareholders or the Merger Stock Issuance Proposal by OBDC Shareholders:
•by mutual consent of OBDE and OBDC, in a written instrument authorized by each of the OBDE Board (upon the recommendation of the OBDE Special Committee), and the OBDC Board (upon the recommendation of the OBDC Special Committee);
•by either OBDE (upon the recommendation of the OBDE Special Committee) or OBDC (upon the recommendation of the OBDC Special Committee), if:
◦any governmental entity takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the Merger Agreement;
◦the Mergers have not been consummated on or before August 6, 2025 (the “Termination Date”), provided that the right to terminate the Merger Agreement on this basis shall not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;
◦the requisite OBDE Shareholder approval of the Merger Proposal, is not obtained; or
◦the requisite OBDC Shareholder approval of the Merger Stock Issuance Proposal, is not obtained;
provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement.

•by OBDE (acting upon recommendation of the OBDE Special Committee), if:
◦OBDC or Merger Sub breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of certain OBDE closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by OBDE to OBDC (provided that OBDE is not then in material breach so as to result in the failure of an OBDC closing condition);
◦prior to obtaining approval of the Merger Stock Issuance Proposal by OBDC Shareholders (A) an OBDC Adverse Recommendation Change occurs and/or OBDC adopts, approves or recommends an OBDC Takeover Proposal (or publicly proposes to do any of the foregoing), (B) the OBDC Board fails to recommend that OBDC Shareholders vote in favor of the Merger Stock Issuance Proposal, (C) a Takeover Proposal is publicly announced and OBDC fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the OBDC Board that OBDC Shareholders vote in favor of the Merger Stock Issuance Proposal or (D) a tender or exchange offer relating to any shares of OBDC Common Stock has been commenced by a third party and OBDC did not send to its shareholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the OBDC Board recommends rejection of such tender or exchange offer (the events described in this paragraph, an “Adverse OBDC Termination Event”);
◦OBDC breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties;
◦prior to obtaining approval of the Merger Proposal by OBDE Shareholders, (A) OBDE is not in material breach of any of the terms of the Merger Agreement, (B) the OBDE Board, including a majority of the OBDE Independent Directors, properly authorizes OBDE to enter into, and OBDE enters into, a definitive contract with respect to an OBDE Superior Proposal and (C) the third party that made such OBDE Superior Proposal, prior to such termination pays the OBDE Termination Fee to OBDC; or
◦a Material Adverse Effect occurs in respect of OBDC;
•by OBDC (acting upon the recommendation of the OBDC Special Committee), if:
◦OBDE breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of OBDC closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by OBDC to OBDE (provided that OBDC is not then in material breach so as to result in the failure of an OBDE closing condition);
◦prior to obtaining approval of the Merger Proposal by OBDE Shareholders (A) an OBDE Adverse Recommendation Change occurs and/or OBDE adopts, approves or recommends an OBDE Takeover Proposal, (B) OBDE fails to recommend that OBDE Shareholders vote in favor of the Merger Proposal, including the Mergers, (C) a Takeover Proposal is publicly announced and OBDE fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the OBDE Board that OBDE Shareholders vote in favor of the Merger Proposal, including the Mergers or (D) a tender or exchange offer relating to any shares of OBDE Common Stock has been commenced by a third party and OBDE did not send to its Shareholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the OBDE Board recommends rejection of such tender or exchange offer (the events described in this paragraph, an “Adverse OBDE Termination Event”);
◦OBDE breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties;

◦prior to obtaining approval of the Merger Stock Issuance Proposal by OBDC Shareholders, (A) OBDC is not in material breach of any of the terms of the Merger Agreement, (B) the OBDC Board, including a majority of the OBDC Independent Directors, properly authorizes OBDC to enter into, and OBDC enters into, a definitive contract with respect to an OBDC Superior Proposal and (C) the third party that made such OBDC Superior Proposal, prior to termination, pays the OBDC Termination Fee to OBDE; or
◦a Material Adverse Effect occurs in respect of OBDE.
Effect of Termination
If the Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of OBDC, Merger Sub, OBDE, or their respective affiliates or subsidiaries or any of their respective directors or officers, except that (1) OBDC and OBDE will remain liable to each other for any damages incurred arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Mergers when such party was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination.
Termination Fee
If the Merger Agreement is terminated:
•by OBDE, because OBDE has accepted an OBDE Superior Proposal, then prior to and as a condition to such termination, OBDE shall cause the third party that made the applicable OBDE Superior Proposal (or its designee) to pay OBDC a non-refundable fee in the amount of $57.6 million (the “OBDE Termination Fee”);
•(a) by (1) OBDE or OBDC (x) pursuant to any right to terminate at a time when the Merger Agreement was terminable by OBDC pursuant to an Adverse OBDE Termination Event or a breach by OBDE, in any material respect, of the restrictions relating to the solicitation and administration of Takeover Proposals from third parties, (y) because the Mergers have not been consummated by the Termination Date or (z) due to the failure of OBDE Shareholders to approve the OBDE Merger Proposal or (2) OBDC, due to a material, uncured willful or intentional breach by OBDE, an Adverse OBDE Termination Event or a breach by OBDE, in any material respect, of the restrictions relating to the solicitation and administration of Takeover Proposals from third parties, (b) a Takeover Proposal has been publicly disclosed after the date of the Merger Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination due to the failure to consummate the Mergers prior to the Termination Date or the failure to cure a breach prior to the date of such termination and (2) with respect to any termination pursuant to the failure of OBDE Shareholders to approve the OBDE Merger Proposal, prior to the OBDE Special Meeting and (c) OBDE enters into a definitive agreement with respect to such Takeover Proposal within 12 months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens after such 12 month period), then, within two (2) business days after the date that such Takeover Proposal is consummated, OBDE shall cause the third party that made such Takeover Proposal (or its designees) to pay OBDC the OBDE Termination Fee, provided that references to 25% in the definition of “Takeover Proposal” will be deemed to be 50% for such Takeover Proposal;
•by OBDC, because OBDC has accepted an OBDC Superior Proposal, then prior to and as a condition to such termination, OBDC shall cause the third party that made the applicable OBDC Superior Proposal (or its designee) to pay OBDE a non-refundable fee in the amount of $179.8 million (the “OBDC Termination Fee”); or
•(a) by (1) OBDC or OBDE (x) pursuant to any right to terminate at a time when the Merger Agreement was terminable by OBDE pursuant to an Adverse OBDC Termination Event or a breach by OBDC, in any material respect, of the restrictions relating to the solicitation and administration of Takeover Proposals from third parties, (y) because the Mergers have not been consummated by the Termination Date or (z) due to the failure of OBDC Shareholders to approve the OBDC Merger Stock Issuance Proposal or (2) OBDE, due to a material, uncured willful or intentional breach by OBDC, an Adverse OBDC Termination Event or a breach by OBDC, in any material respect, of the restrictions relating to the solicitation and administration of Takeover Proposals from third parties, (b) a Takeover Proposal has been publicly disclosed after the date of the Merger Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination due to the failure to consummate the Mergers prior to the Termination Date or the failure to cure a breach prior to the date of such termination and (2) with respect to any termination pursuant to the failure of OBDC Shareholders to approve the OBDC Merger Stock Issuance Proposal, prior to the OBDC Special Meeting and (c) OBDC enters into a definitive agreement with respect to such Takeover Proposal within 12 months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens after such 12 month period), then, within two (2) business days after the date that such Takeover Proposal is consummated, OBDC shall cause the third party that made such Takeover Proposal (or its designees) to pay OBDE the OBDC Termination Fee, provided that references to 25% in the definition of “Takeover Proposal” will be deemed to be 50% for such Takeover Proposal.
In the event that a termination fee becomes payable and is paid, such termination fee shall be the recipient’s sole and exclusive remedy for monetary damages under the Merger Agreement.
The termination fee is an integral part of the Merger Agreement and without the termination fee, no party would have entered into the Merger Agreement, and that the termination fee is not a penalty. If either OBDC or OBDE fails to pay any amounts due to the other party in regard to the applicable termination fee within the applicable time periods then OBDC or OBDE, as applicable, shall pay reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by OBDE or OBDC, as applicable, in connection with any action, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on such unpaid amounts.
Amendment of the Merger Agreement
The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the Merger Stock Issuance Proposal by OBDC Shareholders or the Merger Proposal by OBDE Shareholders; provided, however, that after any approval of the Merger Stock Issuance Proposal by OBDC Shareholders or the Merger Proposal by OBDE Shareholders, there may not be, without further approval of such shareholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties (acting upon the recommendation of the OBDE Special Committee, in the case of OBDE, or the OBDC Special Committee, in the case of OBDC.
Expenses and Fees
In general, all fees and expenses incurred in connection with the Mergers, the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated. Notwithstanding the foregoing, (i) costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the Mergers, (ii) all filing and other fees in connection with any filing under the HSR Act and (iii) fees and expenses for legal services to OBDE, OBDC and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby, will, in each case, be borne equally by OBDC and OBDE.
Solely in the event the Mergers are consummated, OBDC Adviser will reimburse each of OBDC and OBDE for 50% of all fees and expenses incurred and payable by OBDE or on its behalf, on the one hand, or OBDC or on its behalf, on the other hand, in connection with or related to the Mergers and the Merger Agreement (including all documented fees and expenses of counsel, accountants, experts and consultants to OBDE or the OBDE Special Committee, on the one hand, or OBDC or the OBDC Special Committee, on the other hand) with the amount reimbursed by OBDC Adviser to be allocated among OBDC and OBDE in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by OBDC Adviser shall not exceed $4.25 million.

Other Considerations Related to the Merger Agreement
Waiver of Transfer Restrictions
If the Mergers are consummated before January 24, 2025, any portion of the OBDE Common Stock outstanding prior to the Mergers subject to transfer restrictions (or “lock-ups”) will have the transfer restrictions waived immediately prior to the Effective Time.
Dividends
Prior to the Effective Time, subject to the approval of the OBDE Board, OBDE will declare a dividend to OBDE Shareholders equal to any undistributed net investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Mergers, estimated to be remaining as of the closing of Mergers (the “Special Dividend”). This will include any unpaid special dividends previously declared in conjunction with OBDE’s listing in January 2024. As of June 30, 2024, OBDE shareholders would receive $0.24 per share of unpaid, previously declared dividends, and an estimated $0.19 per share of additional undistributed income.

ACCOUNTING TREATMENT OF THE MERGERS
Management of each of OBDC and OBDE has determined that the Mergers will be accounted for as an asset acquisition in accordance with ASC 805-50, Business Combinations—Related Issues with OBDC as the accounting survivor. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s books. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable.
The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash or financial assets) and does not give rise to goodwill. To the extent that the consideration paid to OBDE Shareholders does not approximate the relative fair values of the net identifiable assets of OBDE acquired other than “non-qualifying” assets, any such premium (or discount) paid by OBDC will be further allocated to the cost of the OBDE assets and liabilities acquired by OBDC pro-rata to their relative fair value, other than “non-qualifying” assets. As OBDE does not have any “qualifying” assets, the premium (or discount) must be allocated to “non-qualifying” assets, which are OBDE’s investments in loans and equity securities. Immediately following the closing of the Mergers, OBDC, as the surviving company, is required to record its assets at their respective fair values and, as a result, the purchase premium (or discount) allocated to the cost basis of the OBDE assets acquired would immediately be recognized as unrealized loss (or gain) on the financial statements of OBDC.
The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of OBDE’s assets and liabilities and the fair value of the total consideration to be paid in conjunction with the Mergers. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of OBDE as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax consequences of the Mergers, including an investment in shares of OBDC Common Stock to a OBDC Shareholder. This summary does not purport to be a complete description of the income tax consequences of the Mergers applicable to an investment in shares of OBDC Common Stock. For example, OBDC has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, and financial institutions. This summary assumes that investors hold OBDC Common Stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this joint proxy statement/prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations, and may include amounts subject to treatment as a return of capital under Section 19(a) of the 1940 Act.
OBDC has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Mergers or any related transactions. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if OBDC invested in tax-exempt securities or certain other investment assets. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Mergers to you, as applicable, including the applicability and effect of any state, local or non-U.S. laws and the effect of possible changes in applicable tax laws.
For purposes of the discussion herein, a “U.S. shareholder” is a beneficial owner of shares of OBDC Common Stock who is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States;
•a corporation or other entity treated as a corporation, created or organized in or under the laws of the United States or any political subdivision thereof;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.
A “Non-U.S. shareholder” is a beneficial owner of shares of OBDC Common Stock that is neither a U.S. shareholder, nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of OBDC Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares of OBDC Common Stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of OBDC Common Stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in shares of OBDC Common Stock will depend on the facts of his, her or its particular situation. OBDE Shareholders should consult their own tax advisers regarding the specific consequences of the Mergers, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Certain Material U.S. Federal Income Tax Consequences of the Merger
Tax Consequences if the Mergers Qualify as a Reorganization
The obligation of each of OBDC and OBDE to consummate the Mergers is contingent upon each of OBDC’s and OBDE’s receipt of an opinion from Eversheds Sutherland, counsel to OBDC and OBDE, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code, with respect to OBDC and OBDE, respectively.
If the Mergers qualify as a reorganization, then generally for U.S. federal income tax purposes:
•no gain or loss will be recognized by OBDC upon receipt of OBDE’s assets in exchange for OBDC Common Stock and the assumption by OBDC of the liabilities of OBDE;
•OBDC’s tax basis in the assets of OBDE transferred to OBDC in the Mergers will be the same as OBDE’s tax basis in the assets immediately prior to the transfer;
•OBDC’s holding periods for the assets of OBDE will include the periods during which such assets were held by OBDE;
•no gain or loss will be recognized by OBDE upon the transfer of OBDE’s assets to OBDC in exchange for OBDC Common Stock and the assumption by OBDC of the liabilities of OBDE or upon the deemed distribution of OBDC Common Stock by OBDE to OBDE Shareholders;
•no gain or loss will be recognized by OBDE Shareholders upon the exchange of their OBDE Common Stock for OBDC Common Stock, except with respect to cash received instead of a fractional share interest as discussed below;
•the tax basis of OBDC Common Stock an OBDE Shareholders receives in connection with the Mergers will be the same as the tax basis of the OBDE Shareholder’s OBDE Common Stock exchanged therefor, reduced by any tax basis that is properly allocable to any fractional share interest of OBDC Common Stock that is redeemed for cash, as discussed below;
•an OBDE Shareholder’s holding period for its OBDC Common Stock received in the Mergers will include the period for which the OBDE Shareholder held the OBDE Common Stock exchanged therefor; and
•OBDC will succeed to, and take into account the items of OBDE described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the U.S. Treasury regulations thereunder.
The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by OBDC and OBDE.
Cash in lieu of a Fractional Share
If an OBDE Shareholder receives cash instead of a fractional share of OBDC Common Stock, the OBDE Shareholder will be treated as having received the fractional share of OBDC Common Stock pursuant to the Mergers and then as having sold that fractional share of OBDC Common Stock for cash. As a result, each such OBDE Shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis in his, her or its fractional share of OBDC Common Stock. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the Effective Time, the holding period for the shares (including the holding period of OBDE Common Stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations. U.S. federal backup withholding tax may be imposed on any cash received instead of a fractional share interest.

Utilization of Loss Carryforwards and Unrealized Losses
A RIC cannot carry forward or carry back any net operating losses for U.S. federal income tax purposes. Accordingly, OBDC cannot use any net operating losses inherited from OBDE in the Mergers, if any.
As a result of the Mergers, OBDC may be limited in its ability to use OBDE’s loss carryforwards (if any), including capital loss carryforwards, and potentially to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized and on the ability of OBDE’s taxable subsidiaries to use their net operating loss carryforwards, if any. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and net operating loss carryforwards.
Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of OBDC’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by OBDE’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).
Distribution of Income and Gains
OBDE’s tax year is expected to end as a result of the Mergers. OBDE generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment company taxable income (generally, its net ordinary income plus the excess of realized net short-term capital gains over realized net long term capital losses and determined without regard to any deduction for dividends paid) and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Mergers, in order to maintain OBDE’s treatment as a RIC during its tax year ending with the date of the Mergers and in doing so, OBDE will not be subject to U.S. federal income tax if all such investment company taxable income and net realized capital gain is distributed.
Moreover, if OBDC has net investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and you acquire shares of OBDC Common Stock in the Mergers, a portion of your subsequent distributions from OBDC may, in effect, be a taxable return of part of your investment.
U.S. Federal Income Taxation of an Investment in OBDC Common Stock
The following discussion summarizes the U.S. federal income taxation of an investment in OBDC Common Stock. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.
Taxation as a RIC
OBDC has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, OBDC generally will not be subject to U.S. federal income tax on any net ordinary income or capital gains that it timely distributes each tax year to its shareholders as dividends for U.S. federal income tax purposes. To qualify as a RIC, OBDC must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, OBDC must distribute to its shareholders, for each taxable year, dividends for U.S. federal income tax purposes of an amount at least equal to 90% of its investment company taxable income, which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long term capital losses and determined without regard to any deduction for dividends paid (the “Annual Distribution Requirement”).
In addition, OBDC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes amounts treated as dividends for U.S. federal income tax purposes in a timely manner to its shareholders of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income, which is the excess of capital gains in excess of capital losses (“capital gain net income”) (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which it did not incur any U.S. federal income tax, or the excise tax avoidance requirement. Any distribution treated as dividends for U.S. federal income tax purposes declared by OBDC during October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by OBDC, as well as received by its shareholders, on December 31 of the calendar year in which the distribution was declared.
OBDC has previously incurred, and may incur in the future, such excise tax on a portion of its income and capital gains. While OBDC intends to distribute income and capital gains to minimize exposure to the 4% excise tax, it may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, OBDC generally will be liable for the excise tax only on the amount by which it does not meet the excise tax avoidance requirement. Under certain circumstances, however, OBDC may, in its sole discretion, determine that it is in OBDC’s best interests to retain a portion of its income or capital gains rather than distribute such amount as dividends and accordingly cause OBDC to bear the excise tax burden associated therewith.
In order to qualify as a RIC for U.S. federal income tax purposes, OBDC must, in addition to satisfying the Annual Distribution Requirement among other things:
•qualify to be treated as a BDC under the 1940 Act at all times during each tax year;
•derive in each tax year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) or other income derived with respect to its business of investing in such stock or other securities, or the “90% Income Test”; and
•diversify its holdings so that at the end of each quarter of the tax year:
◦at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of OBDC’s assets or more than 10% of the outstanding voting securities of such issuer; and
◦no more than 25% of the value of its assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than the securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or (iii) the securities of certain “qualified publicly traded partnerships” (the requirements of this bullet and the bullet immediately above it are referred to herein as the “Diversification Tests”).
OBDC may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if OBDC holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or issued with warrants), OBDC must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. OBDC may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan.
To the extent any original issue discount or other amounts accrued are included in its investment company taxable income for the year of accrual, OBDC may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount.
Although OBDC does not presently expect to do so, OBDC is authorized to borrow funds, to sell assets and to make taxable distributions of its stock and debt securities in order to satisfy the distribution requirements. OBDC’s ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of its portfolio and/or (ii) other requirements relating to its status as a RIC, including the Diversification Tests. If OBDC disposes of assets in order to meet the Annual Distribution Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous. If OBDC is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, it may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Under the 1940 Act, OBDC is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If OBDC is prohibited from making distributions, it may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Certain of OBDC’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause OBDC to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) generate income that will not be qualifying income for purposes of the 90% Income Test, described above. OBDC will monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If its expenses in a given year exceed its investment company taxable income, OBDC would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, OBDC may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to its shareholders even if such income is greater than the aggregate net income it actually earned during those years. Such required distributions may be made from its cash assets or by liquidation of investments, if necessary. OBDC may realize gains or losses from such liquidations. In the event OBDC realizes net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.
Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle OBDC to a reduced rate of or exemption from withholding tax on investment income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of OBDC’s assets to be invested within various countries is not now known. OBDC does not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.
If OBDC purchases shares in a passive foreign investment company, or “PFIC”, OBDC may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if OBDC makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by OBDC to its shareholders. If OBDC invests in a PFIC and elects to treat the PFIC as a qualified electing fund under the Code, or “QEF”, in lieu of the foregoing requirements, OBDC will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to OBDC. Alternatively, OBDC may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, OBDC will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, OBDC may be required to recognize in a year income in excess of OBDC’s distributions from PFICs and OBDC’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. OBDC intends to limit and/or manage its holdings in PFICs to minimize its liability for any taxes and related interest charges.
If OBDC holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” OBDC may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of all classes of shares of a corporation. If OBDC is treated as receiving a deemed distribution from a CFC, OBDC will be required to include such distribution in its investment company taxable income regardless of whether OBDC receives any actual distributions from such CFC, and such income will be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.
Income inclusions from a QEF or a CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with OBDC’s business of investing in stocks and securities or the QEF or the CFC distributes such income to OBDC in the same taxable year to which the income is included in OBDC’s income.
Foreign exchange gains and losses realized by OBDC in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to its shareholders. Any such transactions that are not directly related to its investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.
In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC that is publicly offered may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. OBDC has no current intention of paying dividends in shares of its stock in accordance with these Treasury regulations or published guidance.
If OBDC fails to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, OBDC would be subject to U.S. federal income tax on all of its taxable income (including its net capital gains) at regular corporate rates. OBDC would not be able to deduct distributions to its shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to its shareholders as ordinary dividend income to the extent of its current and accumulated earnings and profits. Subject to certain holding period and other limitations under the Code, OBDC’s corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend and its non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, OBDC would be required to distribute all of its previously undistributed earnings attributable to the period OBDC failed to qualify as a RIC by the end of the first year that OBDC intends to requalify as a RIC. If OBDC fails to requalify as a RIC for a period greater than two taxable years, OBDC may be subject to U.S. federal income tax at regular corporate rates on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if OBDC had been liquidated) that OBDC elects to recognize on requalification or when recognized over the next five years.
The remainder of this discussion assumes that OBDC maintains its qualification as a RIC and has satisfied the Annual Distribution Requirement.
Taxation of U.S. Shareholders
This subsection applies to U.S. shareholders, only. If you are not a U.S. shareholder, this subsection does not apply to you and you should refer to “—Taxation of Non-U.S. Shareholders” below.
Distributions by OBDC generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of OBDC’s investment company taxable income (which is generally its net ordinary income plus net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of OBDC Common Stock. To the extent such distributions paid by OBDC to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for reduced rates of U.S. federal tax, depending on whether the individual shareholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends-received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by OBDC will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate shareholders as well as will not be eligible for the corporate dividends-received deduction. Distributions of OBDC’s net capital gain properly designated by OBDC as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. In the case of a U.S. shareholder that is an individual, trust, or estate, net capital gain is currently subject to reduced rates of U.S. federal income tax (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts). Distributions in excess of OBDC’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.
Shareholders receiving dividends or distributions in the form of additional shares of OBDC Common Stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have an adjusted tax basis in the shares received equal to such amount. Shareholders receiving dividends in newly issued shares of OBDC Common Stock will be treated as receiving a distribution equal to the value of the shares received, and should have an adjusted tax basis of such amount.
Although OBDC currently intends to distribute any net capital gains at least annual, OBDC may in the future decide to retain some or all of its net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, OBDC will pay tax on the retained amount, each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by OBDC. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their shares of OBDC Common Stock. Since OBDC expects to pay tax on any retained net capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes OBDC paid. In order to utilize the deemed distribution approach, OBDC must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant tax year. OBDC cannot treat any of its investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the annual distribution requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, OBDC may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If OBDC makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by OBDC in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by OBDC’s U.S. shareholders on December 31 of the calendar year in which the distribution was declared.
With respect to the reinvestment of dividends, if a U.S. shareholder owns shares of OBDC Common Stock registered in its own name, the U.S. shareholder will have all cash distributions automatically reinvested in additional shares of OBDC Common Stock unless the U.S. shareholder opts out of the reinvestment of dividends by delivering a written notice to OBDC’s dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional shares of OBDC Common Stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.
If an investor acquires shares of OBDC Common Stock shortly before the record date of a distribution, the price of the shares of OBDC Common Stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.
A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of their shares of OBDC Common Stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the OBDC Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held their shares of OBDC Common Stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of OBDC Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of OBDC Common Stock may be disallowed if other shares of OBDC Common Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, the basis of the OBDC Common Stock acquired will be increased to reflect the disallowed loss.
In general, individual U.S. shareholders are subject to reduced rates of U.S. federal income tax (depending on whether the individual U.S. shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including any long-term capital gain derived from an investment in shares of OBDC Common Stock. Such rates are lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income. Non-corporate shareholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain NII (including ordinary dividends and capital gain distributions received from OBDC and net gains from redemptions or other taxable dispositions of shares of OBDC Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
OBDC (or if a U.S. shareholder holds shares through an intermediary, such intermediary) will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for preferential rates). Distributions paid by OBDC generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because OBDC’s income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. shareholder’s particular situation.
The Code requires reporting of adjusted tax basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
OBDC may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish OBDC with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies OBDC that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of OBDC Common Stock of $2 million or more in the case of an individual shareholder or $10 million or more in the case of a corporate shareholder in any single tax year (or a greater loss over a combination of tax years), such U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. shareholders of a RIC are not excepted. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders
Whether an investment in the shares of OBDC Common Stock is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares of OBDC Common Stock by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders of OBDC should consult their tax advisers before approving the Mergers and the Merger Agreement.
Distributions of OBDC’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of OBDC’s current and accumulated earnings and profits unless an applicable exception applies. For distributions made to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to its shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether any significant amount of its distributions would be designated as eligible for this exemption from withholding. If the distributions are effectively connected with a U.S.

trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, OBDC will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with the applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
Actual or deemed distributions of OBDC’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of its shares, generally will not be subject to U.S. tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain. The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.
Under OBDC’s reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of OBDC Common Stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of OBDC Common Stock unless it opts out of the reinvestment of dividends by delivering a written notice to the Company’s dividend paying agent prior to the record date of the next dividend or distribution. See “OBDC Dividend Reinvestment Plan.” If the distribution is a distribution of OBDC’s investment company taxable income, is not designated by OBDC as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of OBDC’s current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in OBDC Common Stock. The Non-U.S. Shareholder will have an adjusted basis in the additional shares purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.
If OBDC distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax OBDC pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of its shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.
OBDC must generally report to its Non-U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. shareholder’s conduct of a U.S. trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. shareholder, provided the Non-U.S. shareholder furnishes to OBDC the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. shareholder’s U.S.

federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
Legislation commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Department of the Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S.-source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends, the U.S. Department of the Treasury has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported generally includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the non-U.S. shareholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

OBDC PROPOSAL I:
APPROVAL OF THE MERGER STOCK ISSUANCE PROPOSAL
OBDC is asking its shareholders to approve the issuance of the shares of OBDC Common Stock to be issued pursuant to the Merger Agreement. It is a condition to completion of the Mergers that OBDC issue shares of OBDC Common Stock to OBDE Shareholders pursuant to the Merger Agreement. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of OBDE Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, a number of shares of OBDC Common Stock equal to the Exchange Ratio, which is described in “Description of the Merger Agreement — Merger Consideration.”
The issuance of shares of OBDC Common Stock to OBDE Shareholders is necessary to complete the Mergers and therefore the approval of the Merger Stock Issuance Proposal is required for completion of the Mergers.
Required Vote
OBDC Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. The affirmative vote “FOR” the Merger Stock Issuance Proposal of the holders of a majority of the votes cast by the holders of outstanding shares of OBDC Common Stock at the OBDC Special Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Merger Stock Issuance Proposal. The Merger Stock Issuance Proposal is a non-routine matter and so no broker non-votes are expected. Abstentions will have no effect on the outcome of this proposal. Proxies received will be voted “FOR” the approval of the Merger Stock Issuance Proposal unless OBDC Shareholders designate otherwise.
On the recommendation of the OBDC Special Committee, the OBDC Board unanimously recommends that you vote “FOR” the Merger Stock Issuance Proposal.

OBDC PROPOSAL II:
APPROVAL OF THE ADVISORY AGREEMENT AMENDMENT PROPOSAL
Background
OBDC is asking its shareholders to approve the New OBDC Investment Advisory Agreement. Pursuant to the New OBDC Investment Advisory Agreement, the base management fee rate and incentive fee rate payable by OBDC will be the same as the rates currently payable by OBDC under the Current OBDC Investment Advisory Agreement. However, the New OBDC Investment Advisory Agreement will be revised to exclude the impact of purchase accounting resulting from any purchase premium or purchase discount paid for the acquisition of assets in a merger, including the Mergers, from the calculation of the income incentive fee and the capital gains incentive fee. Specifically:
•the calculation of the incentive fee based on income will be adjusted to exclude any amortization or     accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, including the Mergers, and
•the calculation of the incentive fee based on capital gains will be adjusted to exclude realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any purchase premium or purchase discount paid for the acquisition of assets in a merger, including the Mergers.
OBDC will only enter into the New OBDC Investment Advisory Agreement if it is approved by the requisite vote of OBDC Shareholders. A form of the New OBDC Investment Advisory Agreement is attached as Annex D to this joint proxy statement/prospectus and is marked to show the proposed changes against the Current OBDC Investment Advisory Agreement. The description of the New OBDC Investment Advisory Agreement is only a summary and is not necessarily complete. The description is qualified in its entirety by reference to the New OBDC Investment Advisory Agreement.
The approval of the Advisory Agreement Amendment Proposal is not contingent on the approval of the Merger Stock Issuance Proposal and the approval of the Advisory Agreement Amendment Proposal by OBDC Shareholders is not a condition to the closing of the Mergers.
Under the terms of both the Current OBDC Investment Advisory Agreement and the New OBDC Investment Advisory Agreement, the Adviser is responsible for the following:
•managing OBDC’s assets in accordance with its investment objective, policies and restrictions;
•determining the composition of OBDC’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;
•making investment decisions for OBDC, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on OBDC’s behalf;
•monitoring OBDC’s investments;
•performing due diligence on prospective portfolio companies;
•exercising voting rights in respect of portfolio securities and other investments for OBDC;
•serving on, and exercising observer rights for, boards of directors and similar committees of OBDC’s portfolio companies; and
•providing OBDC with such other investment advisory and related services as OBDC may, from time to time, reasonably require for the investment of capital.

OBDC Adviser’s services under the Current OBDC Investment Advisory Agreement and the New OBDC Investment Advisory Agreement are not exclusive, and accordingly, OBDC Adviser may provide similar services to other entities.
Under the terms of both the New OBDC Investment Advisory Agreement and the Current OBDC Investment Advisory Agreement, OBDC pays OBDC Adviser an investment advisory fee for its services consisting of two components: a Management Fee and an Incentive Fee. Under the terms of both the New OBDC Investment Advisory Agreement and the Current OBDC Investment Advisory Agreement, the Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on OBDC’s income and a portion is based on OBDC’s capital gains, each as described below. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by OBDC Shareholders.
Description of the Management Fee
The Management Fee will not change as a result of the New OBDC Investment Advisory Agreement. The Management Fee is currently payable at an annual rate of (x) 1.5% of OBDC’s average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act and (y) 1.00% of OBDC’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, in each case at the end of the two most recently completed calendar quarters payable quarterly in arrears. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. For purposes of the both the New OBDC Investment Advisory Agreement and the Current OBDC Investment Advisory Agreement, gross assets means OBDC’s total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.
Description of the Incentive Fee Calculations
The Current Incentive Fee Calculations
Under the Current OBDC Investment Advisory Agreement, the portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following the Listing Date, and equals 100% of the pre-Incentive Fee NII in excess of a 1.5% quarterly “hurdle rate,” until OBDC Adviser has received 17.5% of the total pre-Incentive Fee NII for that calendar quarter and, for pre-Incentive Fee NII in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee NII for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee NII in excess of the 1.5% “hurdle rate” is intended to provide OBDC Adviser with an incentive fee of 17.5% on all pre-Incentive Fee NII when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee NII in excess of 1.82% in any calendar quarter is payable to OBDC Adviser.
Pre-Incentive Fee NII means dividends (including reinvested dividends), interest and fee income accrued by OBDC during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee).
Under the Current OBDC Investment Advisory Agreement, Pre-Incentive Fee NII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we may not have received in cash. OBDC Adviser is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-Incentive Fee NII does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

To determine whether pre-Incentive Fee NII exceeds the hurdle rate, pre-Incentive Fee NII is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter commencing with the first calendar quarter following the Listing Date. Because of the structure of the Incentive Fee, it is possible that OBDC may pay an Incentive Fee in a calendar quarter in which OBDC incurs a loss. For example, if OBDC receives pre-Incentive Fee NII in excess of the quarterly hurdle rate, OBDC will pay the applicable Incentive Fee even if it has incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on OBDC’s net assets, decreases in OBDC’s net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of us paying an Incentive Fee for that calendar quarter. OBDC’s NII used to calculate this component of the Incentive Fee is also included in the amount of OBDC’s gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).
Under the Current OBDC Investment Advisory Agreement, the second component of the Incentive Fee, the Capital Gains Incentive Fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. OBDC will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to OBDC Adviser if OBDC were to sell the relevant investment and realize a capital gain. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Listing Date for all of OBDC’s investments made prior to the Listing Date will be equal to the fair market value of such investments as of the last day of the quarter in which the Listing Date occurred; provided, however, that in no event will the Capital Gains Fee payable pursuant to the Current OBDC Investment Advisory Agreement or the New OBDC Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The New Income Fee Calculation and Capital Gains Incentive Fee Calculation
Other than the adjustment to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger from the calculation of the New Income Incentive Fee under the New OBDC Investment Advisory Agreement, the New Income Incentive Fee calculation is the same as the current incentive fee based on income.
Under the New OBDC Investment Advisory Agreement, pre-incentive fee NII will not include any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid to acquire assets in a merger, including the Mergers.
This adjustment to exclude amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger from the New Income Incentive Fee based on income aligns the fee with the economic results experienced by OBDC Shareholders following the Merger. It could result in higher or lower incentive fees payable under the New OBDC Investment Advisory Agreement as compared to the Current OBDC Investment Advisory Agreement, depending on the final Exchange Ratio.
Other than the adjustment to exclude realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger from the calculation of the New Capital Gains Incentive Fee under the New OBDC Investment Advisory Agreement, the New Capital Gains Incentive Fee Calculation is the same as the current incentive fee based on capital gains. This adjustment could result in higher or lower capital gains incentive fees payable under the New OBDC Investment Advisory Agreement as compared to the Current OBDC Investment Advisory Agreement, depending on the final Exchange Ratio.
Under the New OBDC Investment Advisory Agreement, the calculation of realized capital gains, realized capital losses, and unrealized capital depreciation shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, including the Mergers.
Effect of the New OBDC Investment Advisory Agreement on Advisory Fees
As described more fully above, the New OBDC Investment Advisory Agreement would adjust the calculation of the incentive fee based on income to exclude any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any purchase premium or purchase discount paid for the acquisition of assets in a merger, such as the purchase premium or discount to NAV paid for shares of OBDE Common Stock in the Mergers and the calculation of the incentive fee based on capital gains will be adjusted to exclude realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any purchase premium or purchase discount paid for the acquisition of assets in a merger, including the Mergers.
If the New OBDC Investment Advisory Agreement had been in effect during the year ended December 31, 2023, there would have been no change to the advisory fees payable to OBDC Adviser for the year ended December 31, 2023, or for any prior fiscal period, as a result of the aforementioned changes.
Assuming the Mergers had been completed on June 30, 2024 and based on the financial statements as of March 31, 2024 for OBDE and OBDC, not including the impact of certain expected merger adjustments (including but not limited to, merger accounting adjustments, the impact of transaction expenses, and tax distributions), a purchase discount of $13.5 million would be allocated to the cost basis of the former OBDE investments in equity and loan securities. Assuming the former OBDE investments in loan securities remain outstanding for four years following the closing of the Mergers, this would result in quarterly amortization of approximately $0.8 million per fiscal quarter as an increase to interest income, which would be excluded from the calculation of the income incentive fee. Assuming OBDC’s income exceeds the catch-up provision, the exclusion of such amortization of purchase discount would lead to a decrease in incentive fees of $0.1 million per fiscal quarter under the New OBDC Investment Advisory Agreement as compared to the Current OBDC Investment Advisory Agreement. Assuming the former OBDE investments in equity securities are realized at their current fair values, this would result in approximately $0.2 million total increase to realized gain. Given inception to date realized gains would not be in excess of inception to date realized and unrealized losses, there would be no expected impact to the capital gains incentive fee paid to OBDC Adviser under the New OBDC Investment Advisory Agreement.
Removal of Provisions Inapplicable to a Listed Company
The New OBDC Investment Advisory Agreement also removes provisions related to the NASAA Omnibus Guidelines that do not apply to BDCs with securities traded on a national securities exchange and certain other provisions that have not been applicable to OBDC since OBDC Common Stock began trading on the NYSE.
The Current OBDC Investment Advisory Agreement includes certain provisions that would only be applicable to OBDC if it engaged in a non-listed offering that was subject to state “blue sky” laws and certain provisions that were only applicable to OBDC prior to its listing on the NYSE. When OBDC listed its securities on the NYSE, it became exempt from state “blue sky” laws, and certain other provisions of the Current OBDC Advisory Agreement became inapplicable. The New OBDC Investment Advisory Agreement removes these inapplicable provisions, which will have no impact on OBDC or, indirectly, OBDC Shareholders.
Reasons for the New OBDC Investment Advisory Agreement
OBDC believes that the New OBDC Investment Advisory Agreement is equitable for OBDC Shareholders, OBDC. The New OBDC Investment Advisory Agreement would disregard the purchase premium or discount allocated to the OBDE assets acquired in a merger, including the Mergers. As a result, OBDC Shareholders would be expected to pay reduced income incentive fees and reduced capital gains incentive fees, if any, under the New OBDC Investment Advisory Agreement in the event of a purchase discount, and increased income incentive fees and increased capital gains incentive fees, if any, under the New OBDC Investment Management Agreement in the event of a purchase premium.OBDC believes that the New OBDC Investment Advisory Agreement preserves the intent of the incentive fee under the Current OBDC Investment Advisory Agreement and accords with the economic results experienced by OBDC Shareholders following a merger.
The merger of Merger Sub with and into OBDE will be accounted for using the asset acquisition method of accounting. See “Accounting Treatment of the Merger.” Accordingly, the merger consideration paid by OBDC in connection with the Mergers will be allocated to acquired assets and assumed liabilities of OBDE at their relative fair values estimated by OBDC as of the closing of the Mergers. The difference in fair value of the merger consideration paid by OBDC that is greater than or less than the fair value of the net assets of OBDE will be allocated against the assets acquired and liabilities assumed of OBDE by OBDC. Immediately following the Mergers, however, OBDC is required to carry its assets and liabilities at fair value and, as a result, any allocations of purchase premium or discount to the net assets acquired that is greater than or less than the fair value as a result of the purchase accounting described above must be immediately recognized as unrealized depreciation or appreciation on OBDC’s financial statements such that the acquired net assets are carried at fair value by OBDC. The purchase premium or discount allocated to investments in loan securities would amortize over the life of the loans through interest income with a corresponding reversal of the unrealized loss or gain on the OBDE loans acquired through their ultimate disposition while the unrealized loss or gain resulting from the purchase premium or discount allocated to investments in equity securities would, assuming no subsequent change to the fair value of the OBDE equity securities acquired and disposition of such equity securities at fair value, eventually be recognized as a realized loss or gain upon such disposition of the equity securities of OBDE acquired by OBDC. While recognition of this purchase premium or discount amortization, unrealized loss or gain and realized loss or gain is required by GAAP, it does not affect the tax basis of the assets acquired from OBDE and, as a result, has no effect on any gain or loss ultimately recognized by OBDC and, indirectly, OBDC Shareholders upon disposition of the assets.
OBDC Board Approval of the New OBDC Investment Advisory Agreement
The 1940 Act requires that an investment advisory agreement be approved by both a majority of an investment company’s “non-interested” directors and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. The OBDC Board, including, after separate meetings and discussion, all of the OBDC Independent Directors, has unanimously approved the New OBDC Investment Advisory Agreement and believes it to be in the best interest of OBDC and OBDC Shareholders.
In reaching its conclusion to approve the New OBDC Investment Advisory Agreement, in response to a request for information from Eversheds Sutherland on behalf of the OBDC Board, the OBDC Board was provided materials regarding both the Current OBDC Investment Advisory Agreement and the New OBDC Investment Advisory Agreement, which materials were discussed at a meeting of the OBDC Board on August 6, 2024.
The OBDC Board noted that the terms of the New OBDC Investment Advisory Agreement did not change the management or incentive fee rates and that the proposed changes, as compared to the Current OBDC Investment Advisory Agreement, consisted of revisions to (i) exclude the impact of purchase accounting resulting from any purchase premium or discount paid for the acquisition of assets in a merger, including the Mergers, from the calculation of the income incentive fee and the capital gains incentive fee under the New OBDC Investment Advisory Agreement, and (ii) to delete certain provisions and remove references to items which by their terms are not applicable to OBDC as a result of OBDC’s listing on the NYSE.
In reaching a decision to approve the New OBDC Investment Advisory Agreement, the OBDC Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services provided to OBDC by OBDC Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs, which could include employees of OBDC Adviser or its affiliates;
•OBDC’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•any existing and potential sources of indirect income to OBDC Adviser from its relationship with OBDC and the profitability of that relationship;
•information about the services to be performed and the personnel performing such services under the New OBDC Investment Advisory Agreement;
•the organizational capability and financial condition of OBDC Adviser and its affiliates;
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure;
•the effect of the Mergers on the calculation of incentive fees; and
•OBDC’s investment performance since its inception.
In considering the nature, extent and quality of services to be provided to OBDC under the New OBDC Investment Advisory Agreement, the OBDC Board noted that the New OBDC Investment Advisory Agreement did not provide for any change in the nature and extent of services to be provided by OBDC Adviser as compared to the Current OBDC Investment Advisory Agreement. Furthermore, the materials provided to the OBDC Board did not describe any material changes to the personnel of OBDC Adviser from the individuals currently providing investment advisory services.The OBDC Board also discussed the effect of purchase accounting on the financial statements of the combined company as well the effects on the calculation of incentive fees under the Current OBDC Investment Advisory Agreement and under the New OBDC Investment Advisory Agreement.
Based on the information reviewed and the considerations detailed above, the OBDC Board, including all of the OBDC Independent Directors, all of whom are not “interested persons,” as that term is defined in the 1940 Act, of OBDC or OBDC Adviser, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the New OBDC Investment Advisory Agreement. In its deliberations, the OBDC Board did not identify any single factor or group of factors as controlling, but considered all factors together. The material factors and conclusions that formed the basis for the OBDC Board’s determinations are discussed above.
The OBDC Board discussed whether it would be in the best interests of OBDC to approve the New OBDC Investment Advisory Agreement. The OBDC Board, including all of the OBDC Independent Directors, unanimously approved the New OBDC Investment Advisory Agreement and recommended that the New OBDC Investment Advisory Agreement be submitted to OBDC Shareholders for approval at the OBDC Special Meeting.
The OBDC Board then approved the submission of the New OBDC Investment Advisory Agreement to OBDC Shareholders for approval with the OBDC Board’s recommendation that OBDC Shareholders vote to approve the New OBDC Investment Advisory Agreement.
Required Vote
OBDC Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Advisory Agreement Amendment Proposal. The affirmative vote “FOR” the Advisory Agreement Amendment Proposal of the holders of a majority of “a majority of the outstanding voting securities” (as defined under the 1940 Act) of OBDC Common Stock is required to approve the Advisory Agreement Amendment Proposal. Under the 1940 Act, a “majority of the outstanding voting securities” of OBDC is the lesser of: (1) 67% of the shares of OBDC Common Stock present at the OBDC Special Meeting if the holders of more than 50% of the outstanding shares of OBDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of OBDC Common Stock. The Advisory Agreement Amendment Proposal is a non-routine matter and so no broker non-votes are expected. Abstentions will have the effect of a vote “against” this proposal.
The OBDC Board, including all of the independent directors, unanimously recommends that you vote “FOR” the Advisory Agreement Amendment Proposal.

OBDE PROPOSAL:
APPROVAL OF THE MERGER PROPOSAL
OBDE is asking its shareholders to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Mergers. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of OBDE Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the number of shares of OBDC Common Stock equal to the Exchange Ratio, which is described in “Description of the Merger Agreement — Merger Consideration.”
Approval of the Merger Proposal is required for the completion of the Mergers.
Appraisal Rights
Under the MGCL and OBDE’s articles of amendment and restatement (the “OBDE Charter”), OBDE Shareholders will not be entitled to rights of appraisal with respect to the Merger Proposal. Accordingly, to the extent that an OBDE Shareholder objects to the Merger Proposal, such OBDE Shareholder will not have the right to have a court judicially determine (and the OBDE Shareholder will not receive) the fair value for its shares of OBDE Common Stock under the provisions of the MGCL governing appraisal rights.
Required Vote
OBDE Shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. The affirmative vote “FOR” the Merger Proposal of the holders of a majority of the outstanding shares of OBDE Common Stock entitled to be cast at the OBDE Special Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Merger Proposal. The Merger Proposal is a non-routine matter and so no broker non-votes are expected. Abstentions will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the Merger Proposal unless OBDE Shareholders designate otherwise.
On the recommendation of the OBDE Special Committee, the OBDE Board unanimously recommends that you vote “FOR” the Merger Proposal.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION
Price Range of OBDC Common Stock
OBDC Common Stock trades on the NYSE under the symbol “OBDC.” The following table sets forth the NAV per share of OBDC Common Stock, the range of high and low closing sales prices of OBDC Common Stock reported on the NYSE, the closing sales price as a premium (discount) to NAV and the dividends declared by OBDC in each fiscal quarter during the two most recently completed fiscal years and for the current fiscal year. On August 9, 2024, the last reported closing sales price of OBDC Common Stock on the NYSE was $14.51 per share, which represented a discount of approximately 5.5% to the NAV per share reported by OBDC as of June 30, 2024.

		Price Range
Period	NAV(1)	High	Low	High Sales Price Premium (Discount) to NAV	Low Sales Price Premium (Discount) to NAV(2)	Cash Dividend Per Share(3)
Year Ended December 31, 2024
First Quarter	$15.47	$15.53	$14.53	0.4%	(6.1)%	$0.45	(9)
Second Quarter	$15.36	$16.86	$15.28	9.8%	(0.5)%	$0.42	(10)
Third Quarter (through August 9, 2024)	*	15.68	14.47	*	*	$0.43	(11)
Year Ended December 31, 2023
First Quarter	$15.15	$13.70	$11.86	(9.6)%	(21.7)%	$0.37	(5)
Second Quarter	$15.26	$13.78	$12.25	(9.7)%	(19.7)%	$0.39	(6)
Third Quarter	$15.40	$14.16	$13.34	(8.1)%	(13.4)%	$0.40	(7)
Fourth Quarter	$15.45	$15.17	$11.55	(1.8)%	(25.2)%	$0.43	(8)
Year Ended December 31, 2022
First Quarter	$14.88	$15.07	$14.14	1.3%	(5.0)%	$0.31
Second Quarter	$14.48	$15.19	$12.24	4.9%	(15.5)%	$0.31
Third Quarter	$14.85	$13.77	$10.34	(7.3)%	(30.4)%	$0.31
Fourth Quarter	$14.99	$13.36	$10.50	(10.9)%	(30.0)%	$0.36	(4)
__________________
(1)NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.
(2)Calculated as the respective high or low closing sales price less NAV, divided by NAV (in each case, as of the applicable quarter).
(3)Represents the dividend or distribution declared in the relevant quarter.
(4)Consists of a quarterly dividend of $0.33 per share and supplemental third quarter dividend of $0.03 per share, payable on or before January 13, 2023 and December 15, 2022, respectively, subject to the satisfaction of certain Maryland law requirements.
(5)Consists of a quarterly dividend of $0.33 per share and supplemental fourth quarter dividend of $0.04 per share, payable on or before April 14, 2023 and March 17, 2023, respectively, subject to the satisfaction of certain Maryland law requirements.
(6)Consists of a quarterly dividend of $0.33 per share and supplemental first quarter dividend of $0.06 per share, payable on or before July 14, 2023 and June 15, 2023, respectively, subject to the satisfaction of certain Maryland law requirements.
(7)Consists of a quarterly dividend of $0.33 per share and supplemental second quarter dividend of $0.07 per share, payable on or before October 13, 2023 and September 15, 2023, respectively, subject to the satisfaction of certain Maryland law requirements.
(8)Consists of a quarterly dividend of $0.35 per share and supplemental third quarter dividend of $0.08 per share, payable on or before January 12, 2024 and December 15, 2023, respectively, subject to the satisfaction of certain Maryland law requirements.
(9)Consists of a quarterly dividend of $0.37 per share and supplemental fourth quarter dividend of $0.08 per share, payable on or before April 15, 2024 and March 15, 2024, respectively, subject to the satisfaction of certain Maryland law requirements.
(10)Consists of a quarterly dividend of $0.37 per share and supplemental first quarter dividend of $0.05 per share, payable on or before July 15, 2024 and June 14, 2024, respectively, subject to the satisfaction of certain Maryland law requirements.
(11)Consists of a quarterly dividend of $0.37 per share and supplemental second quarter dividend of $0.06 per share, payable on or before October 15, 2024 and September 13, 2024, respectively, subject to the satisfaction of certain Maryland law requirements.
*NAV has not yet been calculated for this period.

Price Range of OBDE Common Stock
OBDE Common Stock trades on the NYSE under the symbol “OBDE.” The following table sets forth the NAV per share of OBDE Common Stock, the range of high and low closing sales prices of OBDE Common Stock reported on the NYSE, the closing sales price as a premium (discount) to NAV and the dividends declared by OBDE in each fiscal quarter since OBDE began trading on the NYSE on January 25, 2024 (the “OBDE Listing Date”).
On August 9, 2024, the last reported closing sales price of OBDE Common Stock on the NYSE was $14.00 per share, which represented a discount of approximately 10.0% to the NAV per share reported by OBDE as of June 30, 2024.

		Price Range
Period	NAV(1)	High	Low	High Sales Price Premium (Discount) to NAV	Low Sales Price Premium (Discount) to NAV(2)	Cash Dividend Per Share(3)
Year Ended December 31, 2024
First Quarter(4)	$15.65	$15.56	$14.26	(0.6)%	(8.9)%	$0.35	(5)
Second Quarter	$15.56	$14.88	$16.48	5.9%	(4.4)%	$0.41	(6)
Third Quarter (through August 9, 2024)	*	$15.05	$13.77	*	*	$0.41	(7)
__________________
(1)NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.
(2)Calculated as the respective high or low closing sales price less NAV, divided by NAV (in each case, as of the applicable quarter).
(3)Represents the dividend or distribution declared in the relevant quarter.
(4)OBDE Common Stock began trading on the NYSE on January 25, 2024.
(5)Consists of a quarterly dividend of $0.35 per share, payable on or before April 15, 2024, subject to the satisfaction of certain Maryland law requirements.
(6)Consists of a quarterly dividend of $0.35 per share and special dividend of $0.06 per share, payable on or before July 15, 2024 and June 14, 2024, respectively, subject to the satisfaction of certain Maryland law requirements.
(7)Consists of a quarterly dividend of $0.35 per share and special dividend of $0.06 per share, payable on or before October 15, 2024 and September 13, 2024, respectively, subject to the satisfaction of certain Maryland law requirements.
*NAV has not yet been calculated for this period.
Following the OBDE Listing Date, without the prior written consent of the OBDE Board:
•For 180 days, an OBDE Shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of OBDE Common Stock held by such OBDE Shareholder prior to the date of the OBDE Exchange Listing (the “First Lock-Up Period”);
•For 270 days, an OBDE Shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber two-thirds of the shares of OBDE Common Stock held by such OBDE Shareholder prior to the date of the OBDE Exchange Listing (the “Second Lock-Up Period”); and
•For 365 days, an OBDE Shareholder is not permitted to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber one-third of the shares of OBDE Common Stock held by such OBDE Shareholder prior to the date of the OBDE Exchange Listing (the “Third Lock-Up Period”).
In connection with the OBDE Exchange Listing, on January 25, 2024, the OBDE Board waived the transfer restrictions with respect to 5,870,466 shares of OBDE Common Stock with a pro rata portion of each OBDE Shareholder’s shares of OBDE Common Stock that was outstanding prior to the Listing Date being released from each of the First, Second and Third Lock-Up Periods. Effective as of June 5, 2024, the OBDE Board waived the transfer restrictions with respect to 19,491,245 shares of OBDE Common Stock with a pro rata portion of each

OBDE Shareholder’s shares of OBDE Common Stock being released from each of the First, Second and the Third Lock-Up Periods. If the Mergers are consummated before January 24, 2025, any portion of the OBDE Common Stock outstanding prior to the Mergers subject to transfer restrictions (or “lock-ups”) will have the transfer restrictions waived immediately prior to the Effective Time

BUSINESS OF OBDC
The information in “Item 1. Business” in Part I of OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF OBDC
The information in “Item 8. Consolidated Financial Statements and Supplementary Data — Note 11. Financial Highlights” in Part II of OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in “Item 1. Consolidated Financial Statements and Supplementary Data — Note 11. Financial Highlights” in Part I of OBDC’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OBDC
The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of OBDC’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 is incorporated herein by reference.

SENIOR SECURITIES OF OBDC
Information about OBDC’s senior securities is shown as of the dates indicated in the below table. This information about OBDC’s senior securities should be read in conjunction with OBDC’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” The report of OBDC’s independent registered public accounting firm on the senior securities table as of December 31, 2023 is included in OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and is incorporated herein by reference.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
June 30, 2024 (Unaudited)	$662.3	$1,787	—	N/A
December 31, 2023	419.0	1,830	—	N/A
December 31, 2022	557.1	1,788	—	N/A
December 31, 2021	892.3	1,820	—	N/A
December 31, 2020	252.5	2,060	—	N/A
December 31, 2019	480.9	2,926	—	N/A
December 31, 2018	308.6	2,254	—	N/A
December 31, 2017	—	2,580	—	N/A
SPV Asset Facility I(6)
December 31, 2020	$—	$—	—	N/A
December 31, 2019	300.0	2,926	—	N/A
December 31, 2018	400.0	2,254	—	N/A
December 31, 2017	400.0	2,580	—	N/A
SPV Asset Facility II
June 30, 2024 (Unaudited)	$300.0	$1,787	—	N/A
December 31, 2023	250.0	1,830	—	N/A
December 31, 2022	250.0	1,788	—	N/A
December 31, 2021	100.0	1,820	—	N/A
December 31, 2020	100.0	2,060	—	N/A
December 31, 2019	350.0	2,926	—	N/A
December 31, 2018	550.0	2,254	—	N/A
SPV Asset Facility III(9)
December 31, 2023	$—	$—	—	N/A
December 31, 2022	250.0	1,788	—	N/A
December 31, 2021	190.0	1,820	—	N/A
December 31, 2020	375.0	2,060	—	N/A
December 31, 2019	255.0	2,926	—	N/A
December 31, 2018	300.0	2,254	—	N/A
SPV Asset Facility IV
December 31, 2022	$—	$—	—	N/A
December 31, 2021	155.0	1,820	—	N/A
December 31, 2020	295.0	2,060	—	N/A
December 31, 2019	60.3	2,926	—	N/A
CLO I
June 30, 2024 (Unaudited)	$390.0	$1,787	—	N/A
December 31, 2023	276.6	1,830	—	N/A
December 31, 2022	390.0	1,788	—	N/A
December 31, 2021	390.0	1,820	—	N/A
December 31, 2020	390.0	2,060	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
December 31, 2019	390.0	2,926	—	N/A
CLO II
June 30, 2024 (Unaudited)	$260.0	$1,787	—	N/A
December 31, 2023	260.0	1,830	—	N/A
December 31, 2022	260.0	1,788	—	N/A
December 31, 2021	260.0	1,820	—	N/A
December 31, 2020	260.0	2,060	—	N/A
December 31, 2019	260.0	2,926	—	N/A
CLO III
June 30, 2024 (Unaudited)	$260.0	$1,787	—	N/A
December 31, 2023	260.0	1,830	—	N/A
December 31, 2022	260.0	1,788	—	N/A
December 31, 2021	260.0	1,820	—	N/A
December 31, 2020	260.0	2,060	—	N/A
CLO IV
June 30, 2024 (Unaudited)	$292.5	$1,787	—	N/A
December 31, 2023	292.5	1,830	—	N/A
December 31, 2022	292.5	1,788	—	N/A
December 31, 2021	292.5	1,820	—	N/A
December 31, 2020	252.0	2,060	—	N/A
CLO V
June 30, 2024 (Unaudited)	$509.6	$1,787	—	N/A
December 31, 2023	509.6	1,830	—	N/A
December 31, 2022	509.6	1,788	—	N/A
December 31, 2021	196.0	1,820	—	N/A
December 31, 2020	196.0	2,060	—	N/A
CLO VI(10)
June 30, 2024 (Unaudited)	$—	$—	—	N/A
December 31, 2023	260.0	1,830	—	N/A
December 31, 2022	260.0	1,788	—	N/A
December 31, 2021	260.0	1,820	—	N/A
CLO VII
June 30, 2024 (Unaudited)	$239.2	$1,787	—	N/A
December 31, 2023	239.2	1,830	—	N/A
December 31, 2022	239.2	1,788	—	N/A
CLO X
June 30, 2024 (Unaudited)	$260.0	$1,787	—	N/A
December 31, 2023	260.0	1,830	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Subscription Credit Facility(5)
December 31, 2019	$—	$—	—	N/A
December 31, 2018	883.0	2,254	—	N/A
December 31, 2017	393.5	2,580	—	N/A
December 31, 2016	495.0	2,375	—	N/A
2023 Notes(7)
December 31, 2021	$—	$—	—	N/A
December 31, 2020	150.0	2,060	—	N/A
December 31, 2019	150.0	2,926	—	N/A
December 31, 2018	150.0	2,254	—	N/A
December 31, 2017	138.5	2,580	—	N/A
2024 Notes(10)
June 30, 2024 (Unaudited)	$—	$—	—	N/A
December 31, 2023	400.0	1,830	—	N/A
December 31, 2022	400.0	1,788	—	N/A
December 31, 2021	400.0	1,820	—	1089.7
December 31, 2020	400.0	2,060	—	1037.1
December 31, 2019	400.0	2,926	—	1039.3
2025 Notes
June 30, 2024 (Unaudited)	$425.0	$1,787	—	N/A
December 31, 2023	425.0	1,830	—	N/A
December 31, 2022	425.0	1,788	—	N/A
December 31, 2021	425.0	1,820	—	1057.3
December 31, 2020	425.0	2,060	—	984.2
December 31, 2019	425.0	2,926	—	997.9
July 2025 Notes
June 30, 2024 (Unaudited)	$500.0	$1,787	—	N/A
December 31, 2023	500.0	1,830	—	N/A
December 31, 2022	500.0	1,788	—	N/A
December 31, 2021	500.0	1,820	—	1049.9
December 31, 2020	500.0	2,060	—	971.1
2026 Notes
June 30, 2024 (Unaudited)	$500.0	$1,787	—	N/A
December 31, 2023	500.0	1,830	—	N/A
December 31, 2022	500.0	1,788	—	N/A
December 31, 2021	500.0	1,820	—	1068.7
December 31, 2020	500.0	2,060	—	1018.5
July 2026 Notes
June 30, 2024 (Unaudited)	$1,000.0	$1,787	—	N/A
December 31, 2023	1,000.0	1,830	—	N/A
December 31, 2022	1,000.0	1,788	—	N/A
December 31, 2021	1,000.0	1,820	—	1032.8
December 31, 2020	1,000.0	2,060	—	1005
2027 Notes
June 30, 2024 (Unaudited)	$500.0	$1,787	—	N/A
December 31, 2023	500.0	1,830	—	N/A
December 31, 2022	500.0	1,788	—	N/A
December 31, 2021	500.0	1,820	—	997.4

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2028 Notes
June 30, 2024 (Unaudited)	$850.0	$1,787	—	N/A
December 31, 2023	850.0	1,830	—	N/A
December 31, 2022	850.0	1,788	—	N/A
December 31, 2021	850.0	1,820	—	994.3
2029 Notes
June 30, 2024 (Unaudited)	$600.0	$1,787	—	N/A
_______________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of OBDC’s total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon OBDC’s involuntary liquidation in preference to any security junior to it. The “—" in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Not applicable, except for with respect to the 2024 Notes, 2025 Notes, July 2025 Notes, 2026 Notes, July 2026 Notes, 2027 Notes and 2028 Notes as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for each of the 2024 Notes, 2025 Notes, July 2025 Notes, 2026 Notes, July 2026 Notes, 2027 Notes and 2028 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness.
(5)Facility was terminated in 2019.
(6)Facility was terminated in 2020.
(7)On November 23, 2021, OBDC caused notice to be issued to the holders of the 2023 Notes regarding OBDC’s exercise of the option to redeem in full all $150,000,000 in aggregate principal amount of the 2023 Notes at 100% of their principal amount, plus the accrued and unpaid interest thereon through, but excluding, the redemption date, December 23, 2021. On December 23, 2021, OBDC redeemed in full all $150,000,000 in aggregate principal amount of the 2023 Notes at 100% of their principal amount, plus the accrued and unpaid interest thereon through, but excluding, December 23, 2021.
(8)Facility was terminated in 2022.
(9)Facility was terminated in 2023.
(10)Facility was terminated in 2024.
(11)On January 22, 2024, OBDC caused notice to be issued to the holders of the 2024 Notes regarding OBDC’s exercise of the option to redeem in full all $400,000,000 in aggregate principal amount of the 2024 Notes at 100% of their principal amount, plus the accrued and unpaid interest thereon through, but excluding, the redemption date, March 22, 2024. On March 22, 2024, OBDC redeemed in full all $400,000,000 in aggregate principal amount of the 2024 Notes at 100% of their principal amount, plus the accrued and unpaid interest thereon through, but excluding, March 22, 2024.

PORTFOLIO COMPANIES OF OBDC
The following table sets forth certain information regarding each of the portfolio companies in which OBDC had a debt or equity investment as of June 30, 2024. OBDC offers to make available significant managerial assistance to its portfolio companies. OBDC may receive observation or participation rights on its portfolio companies’ boards of directors. Other than these investments, OBDC’s only relationships with its portfolio companies are the managerial assistance it may separately provide or any observation or participation rights it may receive, which would be ancillary to its investments.

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
3ES Innovation Inc. (dba Aucerna)(1)(3) Suite 800, 250 - 2nd Street S.W. Calgary, Alberta, Canada	Internet software and services	First lien senior secured loan	S +	6.50%	5/2025	0.0%	59,698	59,548	59,698
3ES Innovation Inc. (dba Aucerna)(1)(9) Suite 800, 250 - 2nd Street S.W. Calgary, Alberta, Canada	Internet software and services	First lien senior secured revolving loan	S +	6.50%	5/2025	0.0%	—	(7)	—
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(9)(10) 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	LLC Interest		N/A	N/A	40.0%	26,763	26,769	26,763
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(10) 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	First lien senior secured loan		12.00% PIK	7/2030	40.0%	40,643	40,643	40,643
AAM Series 2.1 Aviation Feeder, LLC(9)(10) 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	LLC Interest		N/A	N/A	40.0%	10,354	10,398	10,354
AAM Series 2.1 Aviation Feeder, LLC(10) 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	First lien senior secured loan		12.00% PIK	11/2030	40.0%	27,974	27,974	27,974
ABB/Con-cise Optical Group LLC(1)(3) 12301 Northwest 39th Street, Coral Springs, FL, 33065	Distribution	First lien senior secured loan	S +	7.50%	2/2028	0.0%	63,778	63,124	62,343
Accelerate Topco Holdings, LLC 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	Common Units		N/A	N/A	0.0%	513	14	19
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(1)(2) 1500 East Lake Cook Road, Buffalo Grove, IL, 60089	Chemicals	Second lien senior secured loan	S +	7.75%	11/2028	0.0%	10,000	9,904	9,500
Alera Group, Inc.(1)(2) 3 Parkway North, Deerfield, IL, 60015	Insurance	First lien senior secured loan	S +	5.25%	10/2028	0.0%	34,285	34,285	34,285
Allied Benefit Systems Intermediate LLC(1)(2) 200 W Adams St., Suite 500, Chicago, IL 60606	Healthcare providers and services	First lien senior secured loan	S +	5.25%	10/2030	0.0%	843	831	837
Allied Benefit Systems Intermediate LLC(1)(9) 200 W Adams St., Suite 500, Chicago, IL 60606	Healthcare providers and services	First lien senior secured delayed draw term loan	S +	5.25%	10/2025	0.0%	—	(1)	—
AlphaSense, Inc.(1)(3) 24 Union Square East, New York, NY, 10003	Internet software and services	First lien senior secured loan	S +	6.25%	6/2029	0.0%	707	700	700
AlphaSense, Inc.(1)(9) 24 Union Square East, New York, NY, 10003	Internet software and services	First lien senior secured delayed draw term loan	S +	6.25%	12/2025	0.0%	—	(1)	(1)
AlphaSense, Inc.(1)(9) 24 Union Square East, New York, NY, 10003	Internet software and services	First lien senior secured delayed draw term loan	S +	6.25%	6/2029	0.0%	—	—	—
AlphaSense, LLC 24 Union Square East, New York, NY, 10003	Internet software and services	Series A Preferred Shares		N/A	N/A	0.0%	3,386	152	152
Amergin Asset Management, LLC(10) 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	Class A Units		N/A	N/A	5.0%	50,000,000	1	—
AmeriLife Holdings LLC(1)(2) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured loan	S +	5.75%	8/2029	0.0%	1,036	1,023	1,036
AmeriLife Holdings LLC(1)(9) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured delayed draw term loan	S +	5.75%	6/2026	0.0%	—	—	—
AmeriLife Holdings LLC(1)(9) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured revolving loan	S +	5.75%	8/2028	0.0%	—	(1)	—

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Anaplan, Inc.(1)(3) 50 Hawthorne Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	S +	5.75%	6/2029	0.0%	135,082	135,082	135,082
Anaplan, Inc.(1)(3) 50 Hawthorne Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	S +	5.75%	6/2029	0.0%	4,052	4,013	4,052
Anaplan, Inc.(1)(3) 50 Hawthorne Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured revolving loan	S +	5.75%	6/2028	0.0%	—	—	—
Apex Group Treasury LLC(1)(3) Vallis Building, 4th Floor, 58 Par-la-Ville Rd, Hamilton HM11, Bermuda	Professional services	Second lien senior secured loan	S +	6.75%	7/2029	0.0%	44,147	43,609	44,147
Apex Service Partners, LLC(1)(3) 201 East Kennedy Boulevard, Tampa, FL, 33602	Professional services	First lien senior secured loan	S +	7.00% (2.00% PIK)	10/2030	0.0%	26,083	25,483	25,692
Apex Service Partners, LLC(1)(3)(9) 201 East Kennedy Boulevard, Tampa, FL, 33602	Professional services	First lien senior secured delayed draw term loan	S +	7.00% (2.00% PIK)	10/2025	0.0%	5,562	5,427	5,477
Apex Service Partners, LLC(1)(3)(9) 201 East Kennedy Boulevard, Tampa, FL, 33602	Professional services	First lien senior secured revolving loan	S +	6.50%	10/2029	0.0%	920	875	889
Aptean Acquiror, Inc. (dba Aptean)(1)(2) 4325 Alexander Drive, Alpharetta, GA, 30022	Internet software and services	First lien senior secured loan	S +	5.25%	1/2031	0.0%	785	778	781
Aptean Acquiror, Inc. (dba Aptean)(1)(2)(9) 4325 Alexander Drive, Alpharetta, GA, 30022	Internet software and services	First lien senior secured delayed draw term loan	S +	5.25%	1/2026	0.0%	7	6	7
Aptean Acquiror, Inc. (dba Aptean)(1)(9) 4325 Alexander Drive, Alpharetta, GA, 30022	Internet software and services	First lien senior secured revolving loan	S +	5.25%	1/2031	0.0%	—	(1)	—
Aptive Environmental, LLC 5132 North 300 West, Provo, UT, 84604	Household products	First lien senior secured loan		12.00% (6.00% PIK)	1/2026	0.0%	13,383	12,282	13,618
Arctic Holdco, LLC (dba Novvia Group)(1)(3) 1311 S 39th St, St. Louis, MO 63110, Saint Louis, MO, 63110	Containers and packaging	First lien senior secured loan	S +	6.00%	12/2026	0.0%	10,421	10,247	10,343
Arctic Holdco, LLC (dba Novvia Group)(1)(9) 1311 S 39th St, St. Louis, MO 63110, Saint Louis, MO, 63110	Containers and packaging	First lien senior secured delayed draw term loan	S +	6.00%	12/2024	0.0%	—	(122)	(56)
Armstrong Bidco Limited (dba The Access Group)(1)(8) Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom	Internet software and services	First lien senior secured loan	SA +	5.25%	6/2029	0.0%	2,960	3,571	3,732
Artifact Bidco, Inc. (dba Avetta)(1)(3) 3300 North Triumph Bulvourd, Lehi, UT, 84043	Internet software and services	First lien senior secured loan	S +	4.50%	5/2031	0.0%	9,105	9,059	9,059
Artifact Bidco, Inc. (dba Avetta)(1)(9) 3300 North Triumph Bulvourd, Lehi, UT, 84043	Internet software and services	First lien senior secured delayed draw term loan	S +	4.50%	5/2027	0.0%	—	(17)	(6)
Artifact Bidco, Inc. (dba Avetta)(1)(9) 3300 North Triumph Bulvourd, Lehi, UT, 84043	Internet software and services	First lien senior secured revolving loan	S +	4.50%	5/2030	0.0%	—	(6)	(6)
Artifact Bidco, Inc. (dba Avetta)(1)(9) 3300 North Triumph Bulvourd, Lehi, UT, 84043	Internet software and services	First lien senior secured revolving loan	S +	4.50%	5/2030	0.0%	—	(2)	(2)
Ascend Buyer, LLC (dba PPC Flexible Packaging)(1)(3) 1111 Busch Parkway, Buffalo Grove, IL, 60089	Containers and packaging	First lien senior secured loan	S +	5.75%	10/2028	0.0%	5,415	5,378	5,415
Ascend Buyer, LLC (dba PPC Flexible Packaging)(1)(3)(9) 1111 Busch Parkway, Buffalo Grove, IL, 60089	Containers and packaging	First lien senior secured revolving loan	S +	5.75%	9/2027	0.0%	188	185	188
ASP Conair Holdings LP 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	Class A Units		N/A	N/A	0.0%	60,714	6,071	6,218
Associations Finance, Inc. 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	Unsecured Notes		14.25% PIK	5/2030	0.0%	134,042	133,033	132,991
Associations, Inc.(1)(9) 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	First lien senior secured delayed draw term loan	S +	6.50%	7/2028	0.0%	—	(27)	(28)

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Associations, Inc.(1)(9) 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	First lien senior secured revolving loan	S +	6.50%	7/2028	0.0%	—	(21)	(22)
Associations, Inc.(1)(3) 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	First lien senior secured loan	S +	6.50%	7/2028	0.0%	358,950	358,598	358,591
Aurelia Netherlands Midco 2 B.V.(1)(6) Postboks 490 Sentrum, Oslo, Norway	Business services	First lien senior secured EUR term loan	E +	5.75%	5/2031	0.0%	50,193	52,566	53,122
Aviation Solutions Midco, LLC (dba STS Aviation)(1)(3) 2000 North East, Jensen Beach, FL, 34957	Aerospace and defense	First lien senior secured loan	S +	6.25%	1/2026	0.0%	8,479	8,453	8,648
Aviation Solutions Midco, LLC (dba STS Aviation)(1)(3) 2000 North East, Jensen Beach, FL, 34957	Aerospace and defense	First lien senior secured loan	S +	6.25%	1/2026	0.0%	209,730	209,304	213,925
Aviation Solutions Midco, LLC (dba STS Aviation)(1)(3) 2000 North East, Jensen Beach, FL, 34957	Aerospace and defense	First lien senior secured loan	S +	6.25%	1/2026	0.0%	17,680	17,638	18,034
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(1)(2) 17200 Laguna Canyon Road, Irvine, CA, 92618	Internet software and services	First lien senior secured loan	S +	6.50%	3/2031	0.0%	3,658	3,604	3,612
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(1)(9) 17200 Laguna Canyon Road, Irvine, CA, 92618	Internet software and services	First lien senior secured revolving loan	S +	6.50%	3/2031	0.0%	—	(19)	(17)
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(1)(2)(9) 17200 Laguna Canyon Road, Irvine, CA, 92618	Internet software and services	First lien senior secured delayed draw term loan	S +	6.50%	3/2026	0.0%	5,320	5,221	5,239
Baker Tilly Advisory Group, L.P.(1)(2) 205 North Michigan Avenue, Chicago, IL, 60601	Financial services	First lien senior secured loan	S +	5.00%	6/2031	0.0%	55,810	54,980	54,973
Baker Tilly Advisory Group, L.P.(1)(9) 205 North Michigan Avenue, Chicago, IL, 60601	Financial services	First lien senior secured delayed draw term loan	S +	5.00%	6/2026	0.0%	—	(83)	(84)
Baker Tilly Advisory Group, L.P.(1)(9) 205 North Michigan Avenue, Chicago, IL, 60601	Financial services	First lien senior secured revolving loan	S +	5.00%	6/2030	0.0%	—	(181)	(184)
Balrog Acquisition, Inc. (dba Bakemark)(1)(2) 7351 Crider Avenue, Pico Rivera, CA, 90660	Food and beverage	Second lien senior secured loan	S +	7.00%	9/2029	0.0%	22,000	21,864	22,000
Bamboo US BidCo LLC(1)(3) 927 S Curry Pike, Bloomington, IN, 47403	Healthcare equipment and services	First lien senior secured loan	S +	6.75% (3.38% PIK)	9/2030	0.0%	4,983	4,847	4,896
Bamboo US BidCo LLC(1)(3)(9) 927 S Curry Pike, Bloomington, IN, 47403	Healthcare equipment and services	First lien senior secured delayed draw term loan	S +	6.75% (3.38% PIK)	3/2025	0.0%	146	134	142
Bamboo US BidCo LLC(1)(9) 927 S Curry Pike, Bloomington, IN, 47403	Healthcare equipment and services	First lien senior secured revolving loan	S +	6.00%	10/2029	0.0%	—	(27)	(18)
Bamboo US BidCo LLC(1)(6) 927 S Curry Pike, Bloomington, IN, 47403	Healthcare equipment and services	First lien senior secured EUR term loan	E +	6.75% (3.38% PIK)	9/2030	0.0%	3,100	3,194	3,273
Bayshore Intermediate #2, L.P. (dba Boomi)(1)(3) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Internet software and services	First lien senior secured loan	S +	7.50% PIK	10/2028	0.0%	110,606	109,310	110,606
Bayshore Intermediate #2, L.P. (dba Boomi)(1)(9) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Internet software and services	First lien senior secured revolving loan	S +	6.50%	10/2027	0.0%	—	(84)	—
BCPE Osprey Buyer, Inc. (dba PartsSource)(1)(3) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured loan	S +	5.75%	8/2028	0.0%	116,984	115,732	116,106
BCPE Osprey Buyer, Inc. (dba PartsSource)(1)(2)(9) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured delayed draw term loan	S +	5.75%	10/2025	0.0%	4,424	4,164	4,391
BCPE Osprey Buyer, Inc. (dba PartsSource)(1)(2)(9) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured revolving loan	S +	5.75%	8/2026	0.0%	6,323	6,235	6,234
BCTO BSI Buyer, Inc. (dba Buildertrend)(1)(3) 11818 I Street, Omaha, NE, 68137	Internet software and services	First lien senior secured loan	S +	7.50% PIK	12/2026	0.0%	58,110	57,827	58,110

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
BCTO BSI Buyer, Inc. (dba Buildertrend)(1)(9) 11818 I Street, Omaha, NE, 68137	Internet software and services	First lien senior secured revolving loan	S +	7.50%	12/2026	0.0%	—	(53)	—
BCTO WIW Holdings, Inc. (dba When I Work) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	Class A Common Stock		N/A	N/A	0.4%	13,000	1,300	767
BEHP Co-Investor II, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Healthcare technology	LP Interest		N/A	N/A	0.0%	1,269,969	1,266	1,389
Blackhawk Network Holdings, Inc.(1)(2) 6220 Stoneridge Mall Rd Pleasanton, CA, 94588	Financial services	First lien senior secured loan	S +	5.00%	3/2029	0.0%	75,000	73,532	75,143
Blast Bidco Inc. (dba Bazooka Candy Brands)(1)(3) 200 Vesey Street, New York, NY, 10281	Food and beverage	First lien senior secured loan	S +	6.00%	10/2030	0.0%	29,478	28,795	29,405
Blast Bidco Inc. (dba Bazooka Candy Brands)(1)(9) 200 Vesey Street, New York, NY, 10281	Food and beverage	First lien senior secured revolving loan	S +	6.00%	10/2029	0.0%	—	(76)	(9)
Blend Labs, Inc. 415 Kearny Street, San Francisco, CA, 94108	Financial services	Common stock		N/A	N/A	0.2%	72,317	1,000	171
Blend Labs, Inc. 415 Kearny Street, San Francisco, CA, 94108	Financial services	Warrants		N/A	N/A	0.2%	179,529	975	2
OBDC SLF LLC (fka Blue Owl Capital Corporation Senior Loan Fund LLC)(10) 399 Park Avenue, 37th Floor, New York, NY 10022	Joint Ventures	LLC interest		N/A	N/A	87.5%	397,151	397,151	383,280
BP Veraison Buyer, LLC (dba Sun World)(1)(3) 5701 Truxtun Avenue, Bakersfield, CA, 93309	Food and beverage	First lien senior secured loan	S +	5.50%	5/2027	0.0%	67,638	67,184	67,638
BP Veraison Buyer, LLC (dba Sun World)(1)(9) 5701 Truxtun Avenue, Bakersfield, CA, 93309	Food and beverage	First lien senior secured revolving loan	S +	5.50%	5/2027	0.0%	—	(52)	—
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(1)(3) 7055 Lindell Rd. Las Vegas, Nevada, 89118	Distribution	First lien senior secured loan	S +	6.00%	10/2029	0.0%	141,262	139,968	141,262
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(1)(3)(9) 7055 Lindell Rd. Las Vegas, Nevada, 89118	Distribution	First lien senior secured delayed draw term loan	S +	6.00%	10/2025	0.0%	9,665	9,505	9,665
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(1)(9) 7055 Lindell Rd. Las Vegas, Nevada, 89118	Distribution	First lien senior secured revolving loan	S +	6.00%	10/2029	0.0%	—	(107)	—
BridgeBio Pharma, Inc.(1)(3) 3160 Porter Drive, Palo Alto, CA, 94304	Pharmaceuticals	First lien senior secured loan	S +	6.50%	N/A	0.0%	75,000	74,895	74,813
Brightway Holdings, LLC(1)(2) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	First lien senior secured loan	S +	6.50%	12/2027	0.0%	29,380	29,139	29,013
Brightway Holdings, LLC(1)(9) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	First lien senior secured revolving loan	S +	6.50%	12/2027	0.0%	—	(23)	(39)
Broadcast Music, Inc.(1)(3) 7 World Trade Center, New York, NY, 10007	Advertising and media	First lien senior secured loan	S +	5.75%	2/2030	0.0%	26,830	26,192	26,226
Broadcast Music, Inc.(1)(9) 7 World Trade Center, New York, NY, 10007	Advertising and media	First lien senior secured revolving loan	S +	5.75%	2/2030	0.0%	—	(114)	(110)
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Internet software and services	Common Units		N/A	N/A	0.2%	7,503,843	7,504	8,183
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(1)(3) 3025 Windward Plaza, Alpharetta, GA, 30005	Internet software and services	First lien senior secured loan	S +	5.50%	8/2027	0.0%	12,729	12,547	12,347
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(1)(3)(9) 3025 Windward Plaza, Alpharetta, GA, 30005	Internet software and services	First lien senior secured revolving loan	S +	5.50%	8/2027	0.0%	273	263	249

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
CD&R Value Building Partners I, L.P. (dba Belron) Milton Park, Stroude Road, Egham TW20 9EL, United Kingdom	Automotive Services	LP Interest		N/A	N/A	0.1%	32,911	32,911	40,315
CIBT Global, Inc.(1)(3) 1600 International Drive, McLean, VA, 22102	Business services	First lien senior secured loan	S +	5.25% (4.25% PIK)	6/2027	0.0%	963	588	625
CIBT Global, Inc.(1)(3) 1600 International Drive, McLean, VA, 22102	Business services	Second lien senior secured loan	S +	7.75% PIK	12/2027	0.0%	63,678	26,685	6,368
CivicPlus, LLC(1)(3) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	First lien senior secured loan	S +	5.75% (2.50% PIK)	8/2027	0.0%	36,035	35,821	36,035
CivicPlus, LLC(1)(9) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	First lien senior secured revolving loan	S +	6.00%	8/2027	0.0%	—	(15)	—
Conair Holdings LLC(1)(2) 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	Second lien senior secured loan	S +	7.50%	5/2029	0.0%	130,335	129,650	130,335
Cornerstone OnDemand, Inc.(1)(2) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404	Human resource support services	Second lien senior secured loan	S +	6.50%	10/2029	0.0%	115,833	114,546	105,988
Coupa Holdings, LLC(1)(3) 1855 South Grant Street, San Mateo, CA, 94402	Internet software and services	First lien senior secured loan	S +	5.50%	2/2030	0.0%	785	785	785
Coupa Holdings, LLC(1)(9) 1855 South Grant Street, San Mateo, CA, 94402	Internet software and services	First lien senior secured delayed draw term loan	S +	5.50%	8/2025	0.0%	—	—	—
Coupa Holdings, LLC(1)(9) 1855 South Grant Street, San Mateo, CA, 94402	Internet software and services	First lien senior secured revolving loan	S +	5.50%	2/2029	0.0%	—	—	—
Covetrus, Inc.(1)(3) 7 Custom House Street, Portland, ME, 04101	Healthcare providers and services	Second lien senior secured loan	S +	9.25%	10/2030	0.0%	5,000	4,912	4,888
CP PIK DEBT ISSUER, LLC (dba CivicPlus, LLC)(1)(3) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	Unsecured notes	S +	11.75% PIK	6/2034	0.0%	23,098	22,677	23,098
Cresset Capital Management, LLC(1)(3) 444 West Lake Street, Chicago, IL, 60606	Financial services	First lien senior secured loan	S +	5.00%	6/2030	0.0%	7,836	7,758	7,757
Cresset Capital Management, LLC(1)(9) 444 West Lake Street, Chicago, IL, 60606	Financial services	First lien senior secured delayed draw term loan	S +	5.00%	9/2025	0.0%	—	—	—
Cresset Capital Management, LLC(1)(9) 444 West Lake Street, Chicago, IL, 60606	Financial services	First lien senior secured delayed draw term loan	S +	5.00%	6/2026	0.0%	—	—	—
Cresset Capital Management, LLC(1)(9) 444 West Lake Street, Chicago, IL, 60606	Financial services	First lien senior secured revolving loan	S +	5.00%	6/2029	0.0%	—	(11)	(11)
Crewline Buyer, Inc. (dba New Relic)(1)(3) 188 Spear Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	S +	6.75%	11/2030	0.0%	106,201	104,708	105,936
Crewline Buyer, Inc. (dba New Relic)(1)(9) 188 Spear Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured revolving loan	S +	6.75%	11/2030	0.0%	—	(151)	(28)
CSC MKG Topco LLC (dba Medical Knowledge Group)(1)(2) One World Trade Center, New York, NY, 10007	Healthcare equipment and services	First lien senior secured loan	S +	5.75%	2/2029	0.0%	1,255	1,237	1,243
DCG ACQUISITION CORP. (dba DuBois Chemical)(1)(2) 3630 East Kemper Road, Sharonville, OH, 45241	Chemicals	First lien senior secured loan	S +	4.75%	6/2031	0.0%	55,779	55,224	55,221
DCG ACQUISITION CORP. (dba DuBois Chemical)(1)(9) 3630 East Kemper Road, Sharonville, OH, 45241	Chemicals	First lien senior secured delayed draw term loan	S +	4.75%	6/2026	0.0%	—	(46)	(47)
DCG ACQUISITION CORP. (dba DuBois Chemical)(1)(9) 3630 East Kemper Road, Sharonville, OH, 45241	Chemicals	First lien senior secured revolving loan	S +	4.75%	6/2031	0.0%	—	(93)	(93)
Delinea Buyer, Inc. (f/k/a Centrify)(1)(3) 221 Main Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	S +	5.75%	3/2028	0.0%	65,219	64,236	65,219

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Delinea Buyer, Inc. (f/k/a Centrify)(1)(3) 221 Main Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	S +	6.00%	3/2028	0.0%	23,671	23,218	23,671
Delinea Buyer, Inc. (f/k/a Centrify)(1)(9) 221 Main Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured revolving loan	S +	5.75%	3/2027	0.0%	—	(89)	—
Delta TopCo, Inc. (dba Infoblox, Inc.)(1)(3) 2390 Mission College Boulevard, Santa Clara, CA, 95054	Internet software and services	Second lien senior secured loan	S +	5.25%	11/2030	0.0%	10,000	9,950	10,120
Denali BuyerCo, LLC (dba Summit Companies)(1)(3) 2500 Lexington Avenue South, Mendota Heights, MN, 55120	Business services	First lien senior secured loan	S +	5.75%	9/2028	0.0%	52,481	51,984	52,481
Denali BuyerCo, LLC (dba Summit Companies)(1)(9) 2500 Lexington Avenue South, Mendota Heights, MN, 55120	Business services	First lien senior secured revolving loan	S +	5.75%	9/2027	0.0%	—	(16)	—
Denali Holding, LP (dba Summit Companies) 2500 Lexington Avenue South, Mendota Heights, MN, 55120	Business services	Class A Units		N/A	N/A	0.4%	337,460	3,431	5,639
Diagnostic Services Holdings, Inc. (dba Rayus Radiology)(1)(2) 5775 Wayzata Boulevard, St. Louis Park, MN, 55416	Healthcare providers and services	First lien senior secured loan	S +	5.50%	3/2025	0.0%	994	994	994
Diamondback Acquisition, Inc. (dba Sphera)(1)(2) 130 East Randolph Street, Chicago, IL, 60601	Business services	First lien senior secured loan	S +	5.50%	9/2028	0.0%	4,046	3,992	4,006
Dodge Construction Network Holdings, L.P. 34 Crosby Drive, Bedford, MA, 01730	Buildings and real estate	Class A-2 Common Units		N/A	N/A	0.4%	2,181,629	1,860	995
Dodge Construction Network Holdings, L.P.(1)(3)(9) 34 Crosby Drive, Bedford, MA, 01730	Buildings and real estate	Series A Preferred Units	S +	8.25% PIK	N/A	0.4%	—	45	25
Dresser Utility Solutions, LLC(1)(2) 16240 Port Northwest Drive, Houston, TX, 77041	Energy equipment and services	First lien senior secured loan	S +	5.50%	3/2029	0.0%	56,295	55,761	55,733
Dresser Utility Solutions, LLC(1)(9) 16240 Port Northwest Drive, Houston, TX, 77041	Energy equipment and services	First lien senior secured delayed draw term loan	S +	5.50%	9/2025	0.0%	—	—	—
Dresser Utility Solutions, LLC(1)(9) 16240 Port Northwest Drive, Houston, TX, 77041	Energy equipment and services	First lien senior secured revolving loan	S +	5.50%	3/2029	0.0%	—	(67)	(72)
DuraServ LLC(1)(2) 2200 Luna Road, Carrollton, TX, 75006	Business services	First lien senior secured loan	S +	4.75%	6/2031	0.0%	73,607	73,241	73,239
DuraServ LLC(1)(9) 2200 Luna Road, Carrollton, TX, 75006	Business services	First lien senior secured delayed draw term loan	S +	4.75%	6/2026	0.0%	—	(68)	(68)
DuraServ LLC(1)(9) 2200 Luna Road, Carrollton, TX, 75006	Business services	First lien senior secured revolving loan	S +	4.75%	6/2030	0.0%	—	(67)	(68)
Eagle Infrastructure Services, LLC(1)(3)(10) 13100 Northwest Freeway, Houston, TX, 77040	Infrastructure and environmental services	First lien senior secured loan	S +	7.50%	4/2028	0.0%	87,536	86,133	87,098
Eagle Infrastructure Super Holdco LLC(10) 13100 Northwest Freeway, Houston, TX, 77040	Infrastructure and environmental services	Common Units		N/A	N/A	72.9%	576,276	24,058	25,099
EET Buyer, Inc. (dba e-Emphasys)(1)(3) 2501 Weston Parkway, Cary, NC, 27513	Internet software and services	First lien senior secured loan	S +	5.00%	11/2027	0.0%	4,443	4,416	4,443
EET Buyer, Inc. (dba e-Emphasys)(1)(9) 2501 Weston Parkway, Cary, NC, 27513	Internet software and services	First lien senior secured revolving loan	S +	5.00%	11/2027	0.0%	—	(3)	—
Elliott Alto Co-Investor Aggregator L.P. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Internet software and services	LP Interest		N/A	N/A	0.0%	3,134	3,155	4,056
Endries Acquisition, Inc.(1)(2) 714 West Ryan Street, Brillion, WI, 54110	Distribution	First lien senior secured loan	S +	5.25%	12/2028	0.0%	98,590	97,917	97,850
Endries Acquisition, Inc.(1)(9) 714 West Ryan Street, Brillion, WI, 54110	Distribution	First lien senior secured delayed draw term loan	S +	5.25%	12/2025	0.0%	—	(52)	(59)

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Engage Debtco Limited(1)(3) Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom	Healthcare providers and services	First lien senior secured loan	S +	6.00% (2.50% PIK)	7/2029	0.0%	1,019	1,000	1,004
Essential Services Holding Corporation (dba Turnpoint)(1)(2) 3416 Robards Court, Louisville, KY, 40218	Professional services	First lien senior secured loan	S +	5.00%	6/2031	0.0%	19,717	19,521	19,520
Essential Services Holding Corporation (dba Turnpoint)(1)(9) 3416 Robards Court, Louisville, KY, 40218	Professional services	First lien senior secured delayed draw term loan	S +	5.00%	6/2026	0.0%	—	(19)	(19)
Essential Services Holding Corporation (dba Turnpoint)(1)(9) 3416 Robards Court, Louisville, KY, 40218	Professional services	First lien senior secured revolving loan	S +	5.00%	6/2030	0.0%	—	(24)	(24)
Evology, LLC 5132 North 300 West, Provo, UT, 84604	Household products	Class B Units		N/A	N/A	0.4%	451	2,160	2,065
Evolution Parent, LP (dba SIAA) 234 Lafayette Road, Hampton, NH, 03842	Insurance	LP Interest		N/A	N/A	0.8%	42,838	4,284	4,874
Evolution BuyerCo, Inc. (dba SIAA)(1)(3) 234 Lafayette Road, Hampton, NH, 03842	Insurance	First lien senior secured loan	S +	6.25%	4/2028	0.0%	139,562	138,332	139,562
Evolution BuyerCo, Inc. (dba SIAA)(1)(3)(9) 234 Lafayette Road, Hampton, NH, 03842	Insurance	First lien senior secured delayed draw term loan	S +	6.00%	12/2025	0.0%	3,965	3,818	3,955
Evolution BuyerCo, Inc. (dba SIAA)(1)(9) 234 Lafayette Road, Hampton, NH, 03842	Insurance	First lien senior secured revolving loan	S +	6.25%	4/2027	0.0%	—	(72)	—
Ex Vivo Parent Inc. (dba OB Hospitalist)(1)(3) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	First lien senior secured loan	S +	9.75% PIK	9/2028	0.0%	74,032	73,215	73,662
FARADAY BUYER, LLC (dba MacLean Power Systems)(1)(3) 481 Munn Road, Fort Mill, SC, 29715	Manufacturing	First lien senior secured loan	S +	6.00%	10/2028	0.0%	105,493	103,597	104,965
FARADAY BUYER, LLC (dba MacLean Power Systems)(1)(9) 481 Munn Road, Fort Mill, SC, 29715	Manufacturing	First lien senior secured delayed draw term loan	S +	6.00%	11/2025	0.0%	—	(97)	—
Feradyne Outdoors, LLC(1)(3) 1230 Poplar Avenue, Superior, WI, 54880	Consumer products	First lien senior secured loan	S +	6.50% (2.00% PIK)	5/2026	0.0%	75,114	75,114	68,917
Fifth Season Investments LLC(10) 201 Broad St, Suite 500, Stamford, Connecticut, 06901	Insurance	Class A Units		N/A	N/A	35.1%	28	252,123	268,700
Finastra USA, Inc.(1)(3) 4 Kingdom Street, Paddington, London, W2 6BD, United Kingdom	Financial services	First lien senior secured loan	S +	7.25%	9/2029	0.0%	89,024	88,214	89,024
Finastra USA, Inc.(1)(2)(9) 4 Kingdom Street, Paddington, London, W2 6BD, United Kingdom	Financial services	First lien senior secured revolving loan	S +	7.25%	9/2029	0.0%	980	888	980
Forescout Technologies, Inc.(1)(3) 300 Santana Row, San Jose, CA, 95128	Internet software and services	First lien senior secured loan	S +	5.00%	5/2031	0.0%	79,599	79,205	79,201
Forescout Technologies, Inc.(1)(9) 300 Santana Row, San Jose, CA, 95128	Internet software and services	First lien senior secured revolving loan	S +	5.00%	5/2030	0.0%	—	(28)	(28)
Fortis Solutions Group, LLC(1)(3) 2505 Hawkeye Court, Virginia Beach, VA, 23452	Containers and packaging	First lien senior secured loan	S +	5.50%	10/2028	0.0%	4,559	4,497	4,502
Fortis Solutions Group, LLC(1)(3)(9) 2505 Hawkeye Court, Virginia Beach, VA, 23452	Containers and packaging	First lien senior secured revolving loan	S +	5.50%	10/2027	0.0%	92	87	87
Foundation Consumer Brands, LLC(1)(3) 1190 Omega Drive, Pittsburgh, PA, 15205	Consumer products	First lien senior secured loan	S +	6.25%	2/2027	0.0%	3,164	3,164	3,164
FR Vision Holdings, Inc. (dba CHA Consulting)(1)(3) 3 Winners Circle, Albany, NY, 12205	Infrastructure and environmental services	First lien senior secured loan	S +	5.50%	1/2031	0.0%	25,446	25,203	25,319
FR Vision Holdings, Inc. (dba CHA Consulting)(1)(3)(9) 3 Winners Circle, Albany, NY, 12205	Infrastructure and environmental services	First lien senior secured delayed draw term loan	S +	5.50%	1/2026	0.0%	2,142	2,084	2,132

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
FR Vision Holdings, Inc. (dba CHA Consulting)(1)(9) 3 Winners Circle, Albany, 12205	Infrastructure and environmental services	First lien senior secured revolving loan	S +	5.50%	1/2030	0.0%	—	(19)	(10)
Fullsteam Operations, LLC(1)(3) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured loan	S +	8.25%	11/2029	0.0%	8,938	8,686	8,938
Fullsteam Operations, LLC(1)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured delayed draw term loan	S +	7.00%	8/2025	0.0%	—	(35)	(13)
Fullsteam Operations, LLC(1)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured delayed draw term loan	S +	7.00%	2/2026	0.0%	—	(9)	(3)
Fullsteam Operations, LLC(1)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured revolving loan	S +	8.25%	11/2029	0.0%	—	(13)	—
Fullsteam Operations, LLC(1)(3)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured delayed draw term loan	S +	8.25%	5/2025	0.0%	2,120	2,052	2,120
Fullsteam Operations, LLC(1)(3)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured delayed draw term loan	S +	8.25%	11/2025	0.0%	736	708	736
Gainsight, Inc.(1)(3) 350 Bay Street, San Francisco, CA, 94133	Business services	First lien senior secured loan	S +	6.75% PIK	7/2027	0.0%	25,340	25,143	25,340
Gainsight, Inc.(1)(3)(9) 350 Bay Street, San Francisco, CA, 94133	Business services	First lien senior secured revolving loan	S +	6.75% PIK	7/2027	0.0%	1,818	1,788	1,818
Galls, LLC(1)(3) 1340 Russell Cave Road, Lexington, KY, 40505	Specialty Retail	First lien senior secured loan	S +	6.50% (1.50% PIK)	3/2030	0.0%	98,270	96,856	96,796
Galls, LLC(1)(9) 1340 Russell Cave Road, Lexington, KY, 40505	Specialty Retail	First lien senior secured delayed draw term loan	S +	6.50% (1.50% PIK)	3/2026	0.0%	—	(195)	(82)
Galls, LLC(1)(2)(9) 1340 Russell Cave Road, Lexington, KY, 40505	Specialty Retail	First lien senior secured revolving loan	S +	6.00%	3/2030	0.0%	656	469	459
Galway Borrower LLC(1)(9) 1 California Street, San Francisco, CA, 94111	Insurance	First lien senior secured delayed draw term loan	S +	5.00%	2/2026	0.0%	—	(7)	—
Galway Borrower LLC(1)(3)(9) 1 California Street, San Francisco, CA, 94111	Insurance	First lien senior secured revolving loan	S +	5.25%	9/2028	0.0%	27	25	26
Gaylord Chemical Company, L.L.C.(1)(3) 1404 Greengate Drive, Covington, LA, 70433	Chemicals	First lien senior secured loan	S +	6.00%	3/2027	0.0%	129,658	128,976	129,658
Gaylord Chemical Company, L.L.C.(1)(9) 1404 Greengate Drive, Covington, LA, 70433	Chemicals	First lien senior secured revolving loan	S +	6.00%	3/2026	0.0%	—	(46)	—
Gehl Foods, LLC(1)(2) N116 W15970 Main Street, Germantown, WI, 53022	Food and beverage	First lien senior secured loan	S +	6.25%	6/2030	0.0%	69,403	68,710	68,709
Gehl Foods, LLC(1)(9) N116 W15970 Main Street, Germantown, WI, 53022	Food and beverage	First lien senior secured delayed draw term loan	S +	6.25%	12/2025	0.0%	—	(27)	(27)
Gerson Lehrman Group, Inc.(1)(3) 60 East 42nd Street, New York, NY, 10165	Professional services	First lien senior secured loan	S +	5.25%	12/2027	0.0%	122,818	121,833	122,511
Gerson Lehrman Group, Inc.(1)(9) 60 East 42nd Street, New York, NY, 10165	Professional services	First lien senior secured revolving loan	S +	5.25%	12/2027	0.0%	—	(49)	(16)
GI Apple Midco LLC (dba Atlas Technical Consultants)(1)(2) 13215 Bee Cave Parkway, Building B, Suite 230, Austin TX, 78738	Infrastructure and environmental services	First lien senior secured loan	S +	6.75%	4/2030	0.0%	818	805	811
GI Apple Midco LLC (dba Atlas Technical Consultants)(1)(2)(9) 13215 Bee Cave Parkway, Building B, Suite 230, Austin TX, 78738	Infrastructure and environmental services	First lien senior secured delayed draw term loan	S +	6.75%	4/2025	0.0%	17	16	17
GI Apple Midco LLC (dba Atlas Technical Consultants)(1)(2)(9) 13215 Bee Cave Parkway, Building B, Suite 230, Austin TX, 78738	Infrastructure and environmental services	First lien senior secured revolving loan	S +	6.75%	4/2029	0.0%	24	22	23
GI Ranger Intermediate, LLC (dba Rectangle Health)(1)(3) 115 East Stevens Avenue, Valhalla, NY, 10595	Healthcare technology	First lien senior secured loan	S +	6.00%	10/2028	0.0%	4,516	4,454	4,436

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
GI Ranger Intermediate, LLC (dba Rectangle Health)(1)(9) 115 East Stevens Avenue, Valhalla, NY, 10595	Healthcare technology	First lien senior secured revolving loan	S +	6.00%	10/2027	0.0%	—	(4)	(6)
Global Music Rights, LLC(1)(3) 907 Westwood Boulevard, Los Angeles, CA, 90024	Advertising and media	First lien senior secured loan	S +	5.50%	8/2030	0.0%	59,600	58,488	59,600
Global Music Rights, LLC(1)(9) 907 Westwood Boulevard, Los Angeles, CA, 90024	Advertising and media	First lien senior secured revolving loan	S +	5.50%	8/2029	0.0%	—	(66)	—
Gloves Buyer, Inc. (dba Protective Industrial Products)(1)(2) 25 British American Boulevard, Latham, NY, 12110	Manufacturing	First lien senior secured loan	S +	4.00%	12/2027	0.0%	15,000	14,964	14,907
Gloves Holdings, LP (dba Protective Industrial Products) 25 British American Boulevard, Latham, NY, 12110	Manufacturing	LP Interest		N/A	N/A	0.5%	32,500	3,250	3,847
GoHealth, Inc. 222 West Merchandise Mart Plaza, Chicago, IL, 60654	Insurance	Common stock		N/A	N/A	0.3%	68,125	5,234	667
Granicus, Inc.(1)(3) 1999 Broadway, Denver, CO, 80202	Internet software and services	First lien senior secured loan	S +	5.75% (2.25% PIK)	1/2031	0.0%	7,790	7,716	7,751
Granicus, Inc.(1)(9) 1999 Broadway, Denver, CO, 80202	Internet software and services	First lien senior secured delayed draw term loan	S +	5.75% (2.25% PIK)	1/2026	0.0%	—	(5)	—
Granicus, Inc.(1)(2)(9) 1999 Broadway, Denver, CO, 80202	Internet software and services	First lien senior secured revolving loan	S +	5.25%	1/2031	0.0%	18	7	12
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	LP Interest		N/A	N/A	0.2%	638	638	630
Guidehouse Inc.(1)(2) 1676 International Drive, McLean, VA, 22102	Professional services	First lien senior secured loan	S +	5.75% (2.00% PIK)	12/2030	0.0%	4,607	4,607	4,595
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(1)(2) Amot Atrium Tower, 2 Jabotinsky Street, Ramat Gan 520501, Israel	Internet software and services	First lien senior secured loan	S +	7.50%	4/2026	0.0%	51,567	51,010	51,567
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(1)(9) Amot Atrium Tower, 2 Jabotinsky Street, Ramat Gan 520501, Israel	Internet software and services	First lien senior secured revolving loan	S +	7.50%	4/2026	0.0%	—	(145)	—
Helix Acquisition Holdings, Inc. (dba MW Industries)(1)(3) 3426 Toringdon Way, Charlotte, NC, 28277	Manufacturing	First lien senior secured loan	S +	7.00%	3/2030	0.0%	946	921	939
Hercules Borrower, LLC (dba The Vincit Group)(1)(3) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	First lien senior secured loan	S +	6.25%	12/2026	0.0%	174,192	172,950	174,192
Hercules Buyer, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	Unsecured notes		0.48% PIK	12/2029	0.0%	5,184	5,184	6,334
Hercules Borrower, LLC (dba The Vincit Group)(1)(9) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	First lien senior secured revolving loan	S +	6.25%	12/2026	0.0%	—	(128)	—
Hercules Buyer, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	Common Units		N/A	N/A	1.0%	2,190,000	2,192	2,676
H-Food Holdings, LLC(1)(3) 3500 Lacey Road, Downers Grove, IL, 60515	Food and beverage	Second lien senior secured loan	S +	7.00%	3/2026	0.0%	121,800	113,189	24,360
HFS Matterhorn Topco, Inc. 3500 Lacey Road, Downers Grove, IL, 60515	Food and beverage	Common Units		N/A	N/A	0.0%	1,088	10,875	—
Hg Genesis 8 Sumoco Limited(1)(8) 2 More London Riverside London SE1 2AP UK	Asset Based Lending and Fund Finance	Unsecured facility	SA +	6.00% PIK	8/2025	0.0%	11,635	14,690	14,708
Hg Genesis 9 SumoCo Limited(1)(6) 2 More London Riverside London SE1 2AP UK	Asset Based Lending and Fund Finance	Unsecured facility	E +	7.00% PIK	3/2027	0.0%	51,371	56,232	55,057

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Hg Saturn Luchaco Limited(1)(8) 2 More London Riverside London SE1 2AP UK	Asset Based Lending and Fund Finance	Unsecured facility	SA +	7.50% PIK	3/2026	0.0%	40,423	51,411	51,098
HGH Purchaser, Inc. (dba Horizon Services)(1)(3) 320 Century Boulevard, Wilmington, DE, 19808	Household products	First lien senior secured loan	S +	7.00% (2.50% PIK)	11/2026	0.0%	187,928	187,051	186,050
HGH Purchaser, Inc. (dba Horizon Services)(1)(9) 320 Century Boulevard, Wilmington, DE, 19808	Household products	First lien senior secured revolving loan	S +	7.00%	11/2026	0.0%	—	(58)	(165)
Hissho Sushi Merger Sub, LLC(1)(3) 11949 Steele Creek Road, Charlotte, NC, 28273	Food and beverage	First lien senior secured loan	S +	5.50%	5/2028	0.0%	887	881	887
Hissho Sushi Merger Sub, LLC(1)(9) 11949 Steele Creek Road, Charlotte, NC, 28273	Food and beverage	First lien senior secured revolving loan	S +	5.50%	5/2028	0.0%	—	—	—
Hissho Sushi Holdings, LLC 11949 Steele Creek Road, Charlotte, NC, 28273	Food and beverage	Class A units		N/A	N/A	0.0%	7,502	75	104
Hockey Parent Holdings, L.P. 150 North Riverside Plaza, Chicago, IL, 60606	Insurance	Class A Units		N/A	N/A	0.0%	10,000	10,010	10,000
Hyland Software, Inc.(1)(2) 28105 Clemens Road, Westlake, OH, 44145	Internet software and services	First lien senior secured loan	S +	6.00%	9/2030	0.0%	52,902	52,171	52,506
Hyland Software, Inc.(1)(9) 28105 Clemens Road, Westlake, OH, 44145	Internet software and services	First lien senior secured revolving loan	S +	6.00%	9/2029	0.0%	—	(33)	(19)
Icefall Parent, Inc. (dba EngageSmart)(1)(3) 30 Braintree Hill Office Park, Braintree, MA, 02184	Internet software and services	First lien senior secured loan	S +	6.50%	1/2030	0.0%	22,051	21,633	21,886
Icefall Parent, Inc. (dba EngageSmart)(1)(9) 30 Braintree Hill Office Park, Braintree, MA, 02184	Internet software and services	First lien senior secured revolving loan	S +	6.50%	1/2030	0.0%	—	(39)	(16)
Ideal Image Development, LLC(1)(5)(11) 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty Retail	First lien senior secured loan	S +	6.50% PIK	2/2029	0.0%	4,519	4,478	4,474
Ideal Image Development, LLC(1)(5)(11) 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty Retail	First lien senior secured revolving loan	S +	6.50%	2/2029	0.0%	1,463	1,463	1,449
Ideal Topco, L.P.(11) 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty Retail	Class A-1 Preferred Units		N/A	N/A	7.3%	8,049	8,049	8,049
Ideal Topco, L.P.(11) 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty Retail	Class A-2 Common Units		N/A	N/A	7.3%	6,220	—	—
Ideal Tridon Holdings, Inc.(1)(3) 8100 Tridon Drive, Smyrna, TN, 37167	Manufacturing	First lien senior secured loan	S +	6.75%	4/2028	0.0%	26,667	26,023	26,467
Ideal Tridon Holdings, Inc.(1)(9) 8100 Tridon Drive, Smyrna, TN, 37167	Manufacturing	First lien senior secured revolving loan	S +	6.75%	4/2028	0.0%	—	(58)	(19)
IG Investments Holdings, LLC (dba Insight Global)(1)(9) 1224 Hammond Drive, Atlanta, GA, 30346	Human resource support services	First lien senior secured revolving loan	S +	6.00%	9/2027	0.0%	—	(67)	(26)
IG Investments Holdings, LLC (dba Insight Global)(1)(3) 1224 Hammond Drive, Atlanta, GA, 30346	Human resource support services	First lien senior secured loan	S +	6.00%	9/2028	0.0%	50,189	49,512	49,938
Imprivata, Inc.(1)(3) 20 CityPoint 6th Floor, Waltham, MA, 02451	Healthcare technology	Second lien senior secured loan	S +	6.25%	12/2028	0.0%	882	874	882
Indigo Buyer, Inc. (dba Inovar Packaging Group)(1)(3) 9001 Sterling Street, Irving, Dallas, TX, 75238	Containers and packaging	First lien senior secured loan	S +	6.25%	5/2028	0.0%	883	876	883
Indigo Buyer, Inc. (dba Inovar Packaging Group)(1)(3)(9) 9001 Sterling Street, Irving, Dallas, TX, 75238	Containers and packaging	First lien senior secured revolving loan	S +	6.25%	5/2028	0.0%	78	78	78
Indikami Bidco, LLC (dba IntegriChain)(1)(2) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Healthcare technology	First lien senior secured loan	S +	6.50% (2.50% PIK)	12/2030	0.0%	12,787	12,516	12,595

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Indikami Bidco, LLC (dba IntegriChain)(1)(9) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Healthcare technology	First lien senior secured delayed draw term loan	S +	6.00%	12/2025	0.0%	—	(17)	—
Indikami Bidco, LLC (dba IntegriChain)(1)(2)(9) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Healthcare technology	First lien senior secured revolving loan	S +	6.00%	6/2030	0.0%	570	538	547
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(1)(2) 38955 Hills Tech Drive, Farmington Hills, MI, 48331	Food and beverage	First lien senior secured loan	S +	6.25%	3/2027	0.0%	125,000	123,636	123,125
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	LP Interest		N/A	N/A	0.1%	1,233	1,233	1,401
Integrity Marketing Acquisition, LLC(1)(9) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured revolving loan	S +	6.50%	8/2026	0.0%	—	(46)	—
Integrity Marketing Acquisition, LLC(1)(3) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured loan	S +	5.83%	8/2026	0.0%	156,703	156,380	156,703
Integrity Marketing Acquisition, LLC(1)(3)(9) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured delayed draw term loan	S +	6.00%	8/2025	0.0%	20,680	20,380	20,680
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(1)(3) 800 Boulevard de Maisonneuve East 12th floor, Montreal, Quebec H2L 4L8, Canada	Healthcare technology	First lien senior secured loan	S +	6.50%	8/2026	0.0%	116,008	115,383	113,398
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(1)(2) 800 Boulevard de Maisonneuve East 12th floor, Montreal, Quebec H2L 4L8, Canada	Healthcare technology	First lien senior secured revolving loan	S +	6.50%	8/2026	0.0%	8,135	8,082	7,952
Interoperability Bidco, Inc. (dba Lyniate)(1)(3) 100 High Street, Boston, MA, 02110	Healthcare technology	First lien senior secured loan	S +	7.00%	3/2028	0.0%	68,028	67,789	67,008
Interoperability Bidco, Inc. (dba Lyniate)(1)(9) 100 High Street, Boston, MA, 02110	Healthcare technology	First lien senior secured delayed draw term loan	S +	7.00%	6/2026	0.0%	—	—	(67)
Interoperability Bidco, Inc. (dba Lyniate)(1)(9) 100 High Street, Boston, MA, 02110	Healthcare technology	First lien senior secured revolving loan	S +	7.00%	3/2028	0.0%	—	(12)	(79)
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(1)(3) 203 North LaSalle Street, Chicago, IL, 60601	Advertising and media	First lien senior secured loan	S +	5.50% (2.00% PIK)	12/2028	0.0%	19,271	19,271	19,271
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(1)(2)(9) 203 North LaSalle Street, Chicago, IL, 60601	Advertising and media	First lien senior secured revolving loan	S +	5.00%	12/2027	0.0%	985	985	985
JS PARENT, INC. (dba Jama Software)(1)(3) 135 Southwest Taylor, Portland, OR, 97204	Internet software and services	First lien senior secured loan	S +	5.00%	4/2031	0.0%	912	907	907
JS PARENT, INC. (dba Jama Software)(1)(9) 135 Southwest Taylor, Portland, OR, 97204	Internet software and services	First lien senior secured revolving loan	S +	5.00%	4/2031	0.0%	—	—	—
JSG II, Inc.(1)(2) 1751 Lake Cook Road, Deerfield, IL, 60015	Manufacturing	First lien senior secured loan	S +	4.50%	6/2026	0.0%	13,566	13,522	13,532
Kaseya Inc.(1)(3) 701 Brickell Avenue, Miami, FL, 33131	Business services	First lien senior secured loan	S +	5.50%	6/2029	0.0%	19,202	18,912	19,202
Kaseya Inc.(1)(3)(9) 701 Brickell Avenue, Miami, FL, 33131	Business services	First lien senior secured delayed draw term loan	S +	5.50%	6/2025	0.0%	57	48	57
Kaseya Inc.(1)(3)(9) 701 Brickell Avenue, Miami, FL, 33131	Business services	First lien senior secured revolving loan	S +	5.50%	6/2029	0.0%	287	271	287
KENE Acquisition, Inc. (dba Entrust Solutions Group)(1)(3) 28100 Torch Parkway, Suite 400, Warrenville, Illinois, 60555	Infrastructure and environmental services	First lien senior secured loan	S +	5.25%	2/2031	0.0%	11,554	11,332	11,410

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
KENE Acquisition, Inc. (dba Entrust Solutions Group)(1)(9) 28100 Torch Parkway, Suite 400, Warrenville, Illinois, 60555	Infrastructure and environmental services	First lien senior secured delayed draw term loan	S +	5.25%	2/2026	0.0%	—	(48)	(13)
KENE Acquisition, Inc. (dba Entrust Solutions Group)(1)(9) 28100 Torch Parkway, Suite 400, Warrenville, Illinois, 60555	Infrastructure and environmental services	First lien senior secured revolving loan	S +	5.25%	2/2031	0.0%	—	(29)	(19)
Klarna Holding AB(1)(3) Sveavagen 46 Stockholm, 11134 Sweden	Financial services	Unsecured notes	S +	7.00%	4/2034	0.0%	1,000	1,000	1,000
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(1)(4) 701 Brickell Avenue, Miami, FL, 33131	Business services	Perpetual Preferred Stock	S +	10.75% PIK	N/A	0.0%	14,000	16,383	16,661
KOBHG Holdings, L.P. (dba OB Hospitalist) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	Class A Interests		N/A	N/A	1.2%	6,670	6,670	5,884
KPCI Holdings, L.P. 3001 Red Lion Road, Philadelphia, PA, 19114	Healthcare equipment and services	Class A Units		N/A	N/A	5.7%	30	32,285	56,935
KPSKY Acquisition, Inc. (dba BluSky)(1)(3) 9110 East Nichols Avenue, Centennial, CO, 80112	Business services	First lien senior secured loan	S +	5.50%	10/2028	0.0%	4,864	4,798	4,791
KPSKY Acquisition, Inc. (dba BluSky)(1)(3)(9) 9110 East Nichols Avenue, Centennial, CO, 80112	Business services	First lien senior secured delayed draw term loan	S +	5.75%	11/2025	0.0%	3	1	3
KRIV Acquisition Inc. (dba Riveron)(1)(3) 2515 McKinney Avenue, Dallas, TX, 75201	Financial services	First lien senior secured loan	S +	6.50%	7/2029	0.0%	6,301	6,135	6,254
KRIV Acquisition Inc. (dba Riveron)(1)(9) 2515 McKinney Avenue, Dallas, TX, 75201	Financial services	First lien senior secured delayed draw term loan	S +	6.50%	7/2025	0.0%	—	(12)	—
KRIV Acquisition Inc. (dba Riveron)(1)(9) 2515 McKinney Avenue, Dallas, TX, 75201	Financial services	First lien senior secured revolving loan	S +	6.50%	7/2029	0.0%	—	(21)	(6)
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(1)(2) 99 Wood Avenue South, Iselin, NJ, 08830	Insurance	First lien senior secured loan	S +	10.50% PIK	7/2030	0.0%	38,909	38,562	38,909
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(1)(4) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Healthcare providers and services	First lien senior secured loan	S +	6.25%	12/2029	0.0%	61,505	60,370	61,197
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(1)(3)(9) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Healthcare providers and services	First lien senior secured revolving loan	S +	6.25%	12/2029	0.0%	2,093	1,943	2,051
KWOL Acquisition Inc. (dba Worldwide Clinical Trials) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Healthcare providers and services	Class A Interest		N/A	N/A	0.3%	452	4,518	4,518
Lightbeam Bidco, Inc. (dba Lazer Spot)(1)(9) 6525 Shiloh Road, Alpharetta, GA, 30005	Transportation	First lien senior secured revolving loan	S +	5.00%	5/2029	0.0%	—	(4)	—
Lightbeam Bidco, Inc. (dba Lazer Spot)(1)(3) 6525 Shiloh Road, Alpharetta, GA, 30005	Transportation	First lien senior secured loan	S +	5.00%	5/2030	0.0%	4,501	4,501	4,501
Lignetics Investment Corp.(1)(3) 1075 East South Boulder Road, Louisville, CO, 80027	Consumer products	First lien senior secured loan	S +	6.00%	11/2027	0.0%	39,679	39,352	39,679
Lignetics Investment Corp.(1)(3)(9) 1075 East South Boulder Road, Louisville, CO, 80027	Consumer products	First lien senior secured revolving loan	S +	6.00%	10/2026	0.0%	4,471	4,443	4,471
LineStar Integrity Services LLC(1)(3) 4203 Montrose Boulevard, Houston, TX, 77006	Infrastructure and environmental services	First lien senior secured loan	S +	7.25%	2/2026	0.0%	55,106	54,233	51,800
LineStar Integrity Services LLC(1)(9) 4203 Montrose Boulevard, Houston, TX, 77006	Infrastructure and environmental services	First lien senior secured delayed draw term loan	S +	7.25%	3/2025	0.0%	—	—	—

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
LineStar Integrity Services LLC(1)(3) 4203 Montrose Boulevard, Houston, TX, 77006	Infrastructure and environmental services	First lien senior secured revolving loan	S +	7.25%	2/2026	0.0%	9,903	9,775	9,309
Litera Bidco LLC(1)(2) 300 South Riverside Plaza, Chicago, IL, 60606	Internet software and services	First lien senior secured loan	S +	4.75%	5/2028	0.0%	123,894	123,290	123,274
Litera Bidco LLC(1)(9) 300 South Riverside Plaza, Chicago, IL, 60606	Internet software and services	First lien senior secured delayed draw term loan	S +	4.75%	5/2027	0.0%	—	—	—
Litera Bidco LLC(1)(9) 300 South Riverside Plaza, Chicago, IL, 60606	Internet software and services	First lien senior secured revolving loan	S +	4.75%	5/2028	0.0%	—	(40)	(41)
Litera Bidco LLC(1)(2)(9) 300 South Riverside Plaza, Chicago, IL, 60606	Internet software and services	First lien senior secured delayed draw term loan	S +	4.75%	11/2026	0.0%	7,281	7,179	7,177
LSI Financing 1 DAC(9)(11) Victoria Building, 1-2 Haddington Rd, Dublin, D04 XN32, Ireland	Pharmaceuticals	Preferred equity		N/A	N/A	0.0%	18,949,711	16,975	18,385
Lytx, Inc.(1)(2) 9785 Towne Centre Drive, San Diego, CA, 92121	Transportation	First lien senior secured loan	S +	5.00%	2/2028	0.0%	71,005	71,005	71,005
Maia Aggregator, LP One World Trade Center, New York, NY, 10007	Healthcare equipment and services	Class A-2 Units		N/A	N/A	0.0%	168,539	169	162
Maple Acquisition, LLC (dba Medicus)(1)(3) 22 Roulston Road, Windham, NH, 03087	Healthcare providers and services	First lien senior secured loan	S +	5.25%	5/2031	0.0%	66,569	66,074	66,070
Maple Acquisition, LLC (dba Medicus)(1)(9) 22 Roulston Road, Windham, NH, 03087	Healthcare providers and services	First lien senior secured delayed draw term loan	S +	5.25%	5/2026	0.0%	—	(45)	(45)
Maple Acquisition, LLC (dba Medicus)(1)(9) 22 Roulston Road, Windham, NH, 03087	Healthcare providers and services	First lien senior secured revolving loan	S +	5.25%	5/2030	0.0%	—	(67)	(68)
Mario Purchaser, LLC (dba Len the Plumber)(1)(2) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	First lien senior secured loan	S +	5.75%	4/2029	0.0%	19,685	19,384	19,685
Mario Purchaser, LLC (dba Len the Plumber)(1)(2)(9) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	First lien senior secured delayed draw term loan	S +	5.75%	10/2025	0.0%	459	411	459
Mario Purchaser, LLC (dba Len the Plumber)(1)(2)(9) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	First lien senior secured revolving loan	S +	5.75%	4/2028	0.0%	92	74	92
Mario Midco Holdings, Inc. (dba Len the Plumber)(1)(2) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	Unsecured facility	S +	10.75% PIK	4/2032	0.0%	5,191	5,092	5,191
Medline Borrower, LP(1)(9) Three Lakes Drive, Northfield, IL, 60093	Healthcare equipment and services	First lien senior secured revolving loan	S +	3.00%	10/2026	0.0%	—	—	—
MessageBird BidCo B.V.(1)(2) Trompenburgstraat 2C, 1079 TX Amsterdam, Netherlands	Internet software and services	First lien senior secured loan	S +	6.75%	4/2027	0.0%	28,233	27,893	28,233
MessageBird Holding B.V. Trompenburgstraat 2C, 1079 TX Amsterdam, Netherlands	Internet software and services	Extended Series C Warrants		N/A	N/A	0.0%	122,890	753	122
Metis HoldCo, Inc. (dba Mavis Tire Express Services) 358 Saw Mill River Road, Millwood, NY, 10546	Automotive Services	Series A Convertible Preferred Stock		7.00% PIK	N/A	4.6%	149,692	182,931	186,335
MHE Intermediate Holdings, LLC (dba OnPoint Group)(1)(3) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551	Manufacturing	First lien senior secured loan	S +	6.00%	7/2027	0.0%	110,178	109,548	110,178
MHE Intermediate Holdings, LLC (dba OnPoint Group)(1)(9) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551	Manufacturing	First lien senior secured revolving loan	S +	6.00%	7/2027	0.0%	—	(79)	—
Milan Laser Holdings LLC(1)(3) 17645 Wright Street, Omaha, NE, 68130	Specialty Retail	First lien senior secured loan	S +	5.00%	4/2027	0.0%	23,689	23,564	23,689
Milan Laser Holdings LLC(1)(3)(9) 17645 Wright Street, Omaha, NE, 68130	Specialty Retail	First lien senior secured revolving loan	S +	5.00%	4/2026	0.0%	802	788	802
MINDBODY, Inc.(1)(3) 651 Tank Farm Road, San Luis Obispo, CA, 93401	Internet software and services	First lien senior secured loan	S +	7.00%	9/2025	0.0%	62,018	61,928	61,863

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
MINDBODY, Inc.(1)(9) 651 Tank Farm Road, San Luis Obispo, CA, 93401	Internet software and services	First lien senior secured revolving loan	S +	7.00%	9/2025	0.0%	—	(6)	(15)
Minerva Holdco, Inc. Boston Landing, Boston, MA, 02135	Healthcare technology	Series A Preferred Stock		10.75% PIK	N/A	0.0%	7,000	8,692	8,449
Ministry Brands Holdings, LLC(1)(2) 10133 Sherrill Boulevard, Knoxville, TN, 37932	Internet software and services	First lien senior secured loan	S +	5.50%	12/2028	0.0%	760	750	751
Ministry Brands Holdings, LLC(1)(9) 10133 Sherrill Boulevard, Knoxville, TN, 37932	Internet software and services	First lien senior secured revolving loan	S +	5.50%	12/2027	0.0%	—	(1)	(1)
Minotaur Acquisition, Inc. (dba Inspira Financial)(1)(3) 2001 Spring Road, Oak Brook, IL, 60523	Financial services	First lien senior secured loan	S +	5.00%	6/2030	0.0%	147,994	146,536	146,514
Minotaur Acquisition, Inc. (dba Inspira Financial)(1)(9) 2001 Spring Road, Oak Brook, IL, 60523	Financial services	First lien senior secured delayed draw term loan	S +	5.00%	5/2025	0.0%	—	(120)	(123)
Minotaur Acquisition, Inc. (dba Inspira Financial)(1)(9) 2001 Spring Road, Oak Brook, IL, 60523	Financial services	First lien senior secured delayed draw term loan	S +	5.00%	5/2026	0.0%	—	(120)	(123)
Minotaur Acquisition, Inc. (dba Inspira Financial)(1)(9) 2001 Spring Road, Oak Brook, IL, 60523	Financial services	First lien senior secured revolving loan	S +	5.00%	6/2030	0.0%	—	(148)	(152)
Monotype Imaging Holdings Inc.(1)(3) 600 Unicorn Park Drive, Woburn, MA, 01801	Advertising and media	First lien senior secured loan	S +	5.50%	2/2031	0.0%	114,430	113,601	113,858
Monotype Imaging Holdings Inc.(1)(9) 600 Unicorn Park Drive, Woburn, MA, 01801	Advertising and media	First lien senior secured delayed draw term loan	S +	5.50%	2/2026	0.0%	—	(34)	—
Monotype Imaging Holdings Inc.(1)(9) 600 Unicorn Park Drive, Woburn, MA, 01801	Advertising and media	First lien senior secured revolving loan	S +	5.50%	2/2030	0.0%	—	(101)	(72)
National Dentex Labs LLC (fka Barracuda Dental LLC)(1)(3) 11601 Kew Gardens Avenue, Palm Beach Gardens, FL, 33410	Healthcare providers and services	First lien senior secured loan	S +	8.00% (3.00% PIK)	4/2026	0.0%	109,310	108,814	104,391
National Dentex Labs LLC (fka Barracuda Dental LLC)(1)(3)(9) 11601 Kew Gardens Avenue, Palm Beach Gardens, FL, 33410	Healthcare providers and services	First lien senior secured delayed draw term loan	S +	8.00%	4/2026	0.0%	2,341	2,187	2,137
National Dentex Labs LLC (fka Barracuda Dental LLC)(1)(3)(9) 11601 Kew Gardens Avenue, Palm Beach Gardens, FL, 33410	Healthcare providers and services	First lien senior secured revolving loan	S +	7.00%	4/2026	0.0%	8,710	8,646	8,289
Natural Partners, LLC(1)(3) 245 Cooper St Ottawa ON K2P 0G2, Canada	Healthcare providers and services	First lien senior secured loan	S +	4.50%	11/2027	0.0%	910	898	910
Natural Partners, LLC(1)(3)(9) 245 Cooper St Ottawa ON K2P 0G2, Canada	Healthcare providers and services	First lien senior secured revolving loan	S +	4.50%	11/2027	0.0%	27	26	27
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(1)(6) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured EUR term loan	E +	5.50%	3/2031	0.0%	36,432	38,873	38,557
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(1)(9) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured EUR delayed draw term loan	E +	5.50%	3/2027	0.0%	—	(110)	(75)
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(1)(6)(9) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured EUR revolving loan	E +	5.50%	3/2031	0.0%	229	207	211
Nelipak Holding Company(1)(3) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured loan	S +	5.50%	3/2031	0.0%	19,895	19,604	19,646
Nelipak Holding Company(1)(9) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured delayed draw term loan	S +	5.50%	3/2027	0.0%	—	(55)	(38)
Nelipak Holding Company(1)(2)(9) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured revolving loan	S +	5.50%	3/2031	0.0%	2,178	2,095	2,106
Nellson Nutraceutical, LLC(1)(3) 5115 East La Palma Avenue, Anaheim, CA, 92807	Food and beverage	First lien senior secured loan	S +	5.75%	12/2025	0.0%	25,688	25,646	25,302
New PLI Holdings, LLC (dba PLI)(10) 1220 Trade Drive, North Las Vegas, NV, 89030	Advertising and media	Class A Common Units		N/A	N/A	89.0%	86,745	48,007	97,915

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(9) 1450 American Lane, Schaumburg, IL, 60173	Financial services	First lien senior secured revolving loan	S +	5.25%	9/2028	0.0%	—	(6)	—
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(2) 1450 American Lane, Schaumburg, IL, 60173	Financial services	First lien senior secured loan	S +	5.25%	9/2028	0.0%	36,193	36,039	36,193
Norvax, LLC (dba GoHealth)(1)(2) 222 West Merchandise Mart Plaza, Chicago, IL, 60654	Insurance	First lien senior secured loan	S +	7.50%	9/2025	0.0%	66,929	66,219	65,590
Norvax, LLC (dba GoHealth)(1)(2)(9) 222 West Merchandise Mart Plaza, Chicago, IL, 60654	Insurance	First lien senior secured revolving loan	S +	6.50%	6/2025	0.0%	826	822	703
Notorious Topco, LLC (dba Beauty Industry Group)(1)(3) 1250 North Flyer Way, Salt Lake City, UT, 84116	Specialty Retail	First lien senior secured loan	S +	7.25% (2.50% PIK)	11/2027	0.0%	117,821	116,731	110,162
Notorious Topco, LLC (dba Beauty Industry Group)(1)(9) 1250 North Flyer Way, Salt Lake City, UT, 84116	Specialty Retail	First lien senior secured revolving loan	S +	6.75%	5/2027	0.0%	—	(76)	(623)
OB Hospitalist Group, Inc.(1)(3) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	First lien senior secured loan	S +	5.50%	9/2027	0.0%	93,349	92,220	92,883
OB Hospitalist Group, Inc.(1)(3)(9) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	First lien senior secured revolving loan	S +	5.50%	9/2027	0.0%	6,867	6,704	6,792
Ocala Bidco, Inc.(1)(3) 4321 Collington Road, Bowie, MD, 20716	Healthcare technology	First lien senior secured loan	S +	6.25% (2.75% PIK)	11/2028	0.0%	204,573	201,180	202,016
Ocala Bidco, Inc.(1)(3) 4321 Collington Road, Bowie, MD, 20716	Healthcare technology	Second lien senior secured loan	S +	10.50% PIK	11/2033	0.0%	119,632	118,110	118,435
Offen, Inc.(1)(2) 5100 East, Commerce City, CO, 80022	Distribution	First lien senior secured loan	S +	5.11%	6/2026	0.0%	18,615	18,556	18,615
Ole Smoky Distillery, LLC(1)(2) 903 Parkway, Gatlinburg, TN, 37738	Food and beverage	First lien senior secured loan	S +	5.50%	3/2028	0.0%	864	852	857
Ole Smoky Distillery, LLC(1)(9) 903 Parkway, Gatlinburg, TN, 37738	Food and beverage	First lien senior secured revolving loan	S +	5.25%	3/2028	0.0%	—	(1)	(1)
Pacific BidCo Inc.(1)(3) Otto-Hahn-Str., 68723 Plankstadt, Germany	Healthcare providers and services	First lien senior secured loan	S +	5.75% (3.20% PIK)	8/2029	0.0%	35,455	34,766	35,189
Park Place Technologies, LLC(1)(2) 5910 Landerbrook Drive, Cleveland, OH, 44124	Telecommunications	First lien senior secured loan	S +	5.25%	3/2031	0.0%	2,356	2,333	2,344
Park Place Technologies, LLC(1)(9) 5910 Landerbrook Drive, Cleveland, OH, 44124	Telecommunications	First lien senior secured delayed draw term loan	S +	5.25%	9/2025	0.0%	—	(2)	—
Park Place Technologies, LLC(1)(2)(9) 5910 Landerbrook Drive, Cleveland, OH, 44124	Telecommunications	First lien senior secured revolving loan	S +	5.25%	3/2030	0.0%	31	29	30
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(1)(3) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	First lien senior secured loan	S +	5.25%	1/2028	0.0%	125,468	124,285	125,468
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(1)(9) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	First lien senior secured revolving loan	S +	5.25%	1/2028	0.0%	—	(89)	—
Patriot Holdings SCSp (dba Corza Health, Inc.) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	Class B Units		N/A	N/A	0.0%	97,833	162	696
Patriot Holdings SCSp (dba Corza Health, Inc.) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	Class A Units		8.00% PIK	N/A	0.0%	7,104	10,139	10,139
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Class A Unit Warrants		N/A	N/A	0.2%	1,288,200	4,396	3,837
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Class A Units		N/A	N/A	2.9%	14,772,724	37,464	65,120

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Series A Preferred Units		15.00% PIK	N/A	0.0%	16,644	13,442	15,410
PCF Midco II, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	First lien senior secured loan		9.00% PIK	10/2031	0.0%	150,866	141,576	142,191
PDI TA Holdings, Inc.(1)(3) 11675 Rainwater Drive, Alpharetta, GA, 30009	Internet software and services	First lien senior secured loan	S +	5.25%	2/2031	0.0%	13,401	13,209	13,267
PDI TA Holdings, Inc.(1)(9) 11675 Rainwater Drive, Alpharetta, GA, 30009	Internet software and services	First lien senior secured revolving loan	S +	5.25%	2/2031	0.0%	—	(22)	(15)
PDI TA Holdings, Inc.(1)(3)(9) 11675 Rainwater Drive, Alpharetta, GA, 30009	Internet software and services	First lien senior secured delayed draw term loan	S +	5.25%	2/2026	0.0%	1,602	1,546	1,568
Peraton Corp.(1)(3) 1875 Explorer Street, Reston, VA, 20190	Aerospace and defense	Second lien senior secured loan	S +	7.75%	2/2029	0.0%	45,899	45,432	46,014
PERKINELMER U.S. LLC(1)(9) 710 Bridgeport Ave, Shelton, CT, 06484	Healthcare equipment and services	First lien senior secured delayed draw term loan	S +	5.00%	5/2026	0.0%	—	(14)	—
PERKINELMER U.S. LLC(1)(2) 710 Bridgeport Ave, Shelton, CT, 06484	Healthcare equipment and services	First lien senior secured loan	S +	5.00%	3/2029	0.0%	19,364	19,355	19,329
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(1)(2) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	First lien senior secured loan	S +	5.50%	11/2028	0.0%	109,181	109,181	108,995
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(1)(9) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	First lien senior secured revolving loan	S +	5.50%	11/2027	0.0%	—	(34)	(10)
PetVet Care Centers, LLC(1)(2) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	First lien senior secured loan	S +	6.00%	11/2030	0.0%	107,667	106,658	106,052
PetVet Care Centers, LLC(1)(9) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	First lien senior secured delayed draw term loan	S +	6.00%	11/2025	0.0%	—	(64)	(71)
PetVet Care Centers, LLC(1)(9) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	First lien senior secured revolving loan	S +	6.00%	11/2029	0.0%	—	(141)	(222)
PHM Netherlands Midco B.V. (dba Loparex)(1)(3) 1255 Crescent Green, Cary, NC, 27518	Manufacturing	First lien senior secured loan	S +	4.50%	2/2027	0.0%	798	798	798
PHM Netherlands Midco B.V. (dba Loparex)(1)(3) 1255 Crescent Green, Cary, NC, 27518	Manufacturing	Second lien senior secured loan	S +	8.75%	7/2027	0.0%	112,000	108,156	88,760
Picard Holdco, Inc.(1)(3) 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Internet software and services	Series A Preferred Stock	S +	12.00% PIK	N/A	0.0%	21,139	22,366	24,039
Ping Identity Holding Corp.(1)(2) 1001 17th Street, Denver, CO, 80202	Business services	First lien senior secured loan	S +	7.00%	10/2029	0.0%	909	898	909
Ping Identity Holding Corp.(1)(9) 1001 17th Street, Denver, CO, 80202	Business services	First lien senior secured revolving loan	S +	7.00%	10/2028	0.0%	—	(1)	—
Plasma Buyer LLC (dba PathGroup)(1)(3) 5301 Virginia Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured loan	S +	5.75%	5/2029	0.0%	669	659	660
Plasma Buyer LLC (dba PathGroup)(1)(3)(9) 5301 Virginia Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured delayed draw term loan	S +	6.25%	9/2025	0.0%	10	10	10
Plasma Buyer LLC (dba PathGroup)(1)(3)(9) 5301 Virginia Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured revolving loan	S +	5.75%	5/2028	0.0%	42	41	41
Pluralsight, LLC(1)(3) 42 Future Way, Draper, UT, 84020	Education	First lien senior secured loan	S +	8.00%	4/2027	0.0%	99,450	98,877	46,741
Pluralsight, LLC(1)(3) 42 Future Way, Draper, UT, 84020	Education	First lien senior secured revolving loan	S +	8.00%	4/2027	0.0%	6,235	6,206	2,931

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
PPT Holdings III, LLC (dba Park Place Technologies) 5910 Landerbrook Drive, Cleveland, OH, 44124	Telecommunications	First lien senior secured loan		12.75% PIK	3/2034	0.0%	775	757	760
PPV Intermediate Holdings, LLC(1)(3) 141 Longwater Drive, Norwell, MA, 02061	Healthcare providers and services	First lien senior secured loan	S +	5.75%	8/2029	0.0%	933	918	921
PPV Intermediate Holdings, LLC(1)(3)(9) 141 Longwater Drive, Norwell, MA, 02061	Healthcare providers and services	First lien senior secured delayed draw term loan	S +	6.00%	9/2025	0.0%	29	28	28
PPV Intermediate Holdings, LLC(1)(9) 141 Longwater Drive, Norwell, MA, 02061	Healthcare providers and services	First lien senior secured revolving loan	S +	5.75%	8/2029	0.0%	—	(1)	(1)
Pregis Topco LLC(1)(2) 227 West Monroe Street, Chicago, IL, 60606	Containers and packaging	Second lien senior secured loan	S +	6.91%	8/2029	0.0%	160,000	158,096	160,000
Premier Imaging, LLC (dba LucidHealth)(1)(3) 100 East Campus View Boulevard, Columbus, OH, 43235	Healthcare providers and services	First lien senior secured loan	S +	8.00%	1/2025	0.0%	42,600	42,512	38,233
Premise Health Holding Corp.(1)(4) 5500 Maryland Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured loan	S +	5.50%	3/2031	0.0%	47,555	46,865	47,079
Premise Health Holding Corp.(1)(9) 5500 Maryland Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured revolving loan	S +	5.50%	3/2030	0.0%	—	(78)	(55)
Project Alpine Co-Invest Fund, LP 50 Hawthorne Street, San Francisco, CA, 94105	Internet software and services	LP Interest		N/A	N/A	0.1%	10,000	10,006	11,817
Project Hotel California Co-Invest Fund, L.P. 11120 Four Points Drive, Austin, TX, 78726	Internet software and services	LP Interest		N/A	N/A	0.0%	2,685	2,687	2,937
Project Power Buyer, LLC (dba PEC-Veriforce)(1)(3) 233 General Patton Avenue, Mandeville, LA, 70471	Oil and gas	First lien senior secured loan	S +	7.00%	5/2026	0.0%	43,949	43,750	43,949
Project Power Buyer, LLC (dba PEC-Veriforce)(1)(9) 233 General Patton Avenue, Mandeville, LA, 70471	Oil and gas	First lien senior secured revolving loan	S +	7.00%	5/2025	0.0%	—	(6)	—
PS Operating Company LLC (fka QC Supply, LLC)(1)(3)(10) Post Office Box 581, Schuyler, NE, 68661	Distribution	First lien senior secured loan	S +	6.00% PIK	12/2026	0.0%	14,442	13,366	7,076
PS Operating Company LLC (fka QC Supply, LLC)(1)(3)(9)(10) Post Office Box 581, Schuyler, NE, 68661	Distribution	First lien senior secured revolving loan	S +	6.00% PIK	12/2026	0.0%	4,480	4,196	1,774
PS Op Holdings LLC (fka QC Supply, LLC)(10) Post Office Box 581, Schuyler, NE, 68661	Distribution	Class A Common Units		N/A	N/A	0.0%	248,271	4,300	—
Pye-Barker Fire & Safety, LLC(1)(3) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Business services	First lien senior secured loan	S +	4.50%	5/2031	0.0%	100,985	100,485	100,480
Pye-Barker Fire & Safety, LLC(1)(9) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Business services	First lien senior secured delayed draw term loan	S +	4.50%	5/2026	0.0%	—	(227)	(231)
Pye-Barker Fire & Safety, LLC(1)(3)(9) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Business services	First lien senior secured revolving loan	S +	4.50%	5/2030	0.0%	2,435	2,339	2,338
QAD, Inc.(1)(2) 100 Innovation Place, Santa Barbara, CA, 93108	Internet software and services	First lien senior secured loan	S +	5.25%	11/2027	0.0%	25,974	25,651	25,974
QAD, Inc.(1)(9) 100 Innovation Place, Santa Barbara, CA, 93108	Internet software and services	First lien senior secured revolving loan	S +	5.25%	11/2027	0.0%	—	(38)	—
Quva Pharma, Inc.(1)(2) 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478	Healthcare providers and services	First lien senior secured loan	S +	5.50%	4/2028	0.0%	38,900	38,184	38,900
Quva Pharma, Inc.(1)(2)(9) 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478	Healthcare providers and services	First lien senior secured revolving loan	S +	5.50%	4/2026	0.0%	2,240	2,197	2,240
REALPAGE, INC.(1)(2) 2201 Lakeside Boulevard, Richardson, TX, 75082	Buildings and real estate	Second lien senior secured loan	S +	6.50%	4/2029	0.0%	34,500	34,145	33,551

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Recipe Acquisition Corp. (dba Roland Corporation)(1)(3) 71 West 23rd Street, New York, NY, 10010	Food and beverage	Second lien senior secured loan	S +	9.00%	11/2024	0.0%	32,000	31,992	32,160
Relativity ODA LLC(1)(2) 231 South LaSalle Street, Chicago, IL, 60604	Professional services	First lien senior secured loan	S +	6.00%	5/2027	0.0%	85,834	85,231	85,834
Relativity ODA LLC(1)(9) 231 South LaSalle Street, Chicago, IL, 60604	Professional services	First lien senior secured revolving loan	S +	6.50%	5/2027	0.0%	—	(52)	—
Rhea Parent, Inc.(1)(3) 1 Technology Circle, Columbia, SC, 29203	Healthcare equipment and services	First lien senior secured loan	S +	5.50%	2/2029	0.0%	758	747	758
Rhea Acquisition Holdings, LP 1 Technology Circle, Columbia, SC, 29203	Healthcare equipment and services	Series A-2 Units		N/A	N/A	0.0%	119,048	119	169
RL Datix Holdings (USA), Inc.(1)(4) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured loan	S +	5.50%	4/2031	0.0%	42,737	42,317	42,310
RL Datix Holdings (USA), Inc. (dba Datix Bidco Limited)(1)(8) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured GBP term loan	SA +	5.50%	4/2031	0.0%	19,791	24,477	24,768
RL Datix Holdings (USA), Inc.(1)(9) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured delayed draw term loan	S +	5.50%	4/2027	0.0%	—	—	—
RL Datix Holdings (USA), Inc.(1)(9) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured revolving loan	S +	5.50%	10/2030	0.0%	—	(82)	(84)
Rocket BidCo, Inc. (dba Recochem)(1)(3) 850 Mnt de Liesse, Saint-Laurent, QC H4T 1P4, Canada	Chemicals	First lien senior secured loan	S +	5.75%	11/2030	0.0%	197,500	193,567	193,550
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	Series A Preferred Stock		15.00% PIK	N/A	0.0%	13,124	12,902	12,763
Rushmore Investment III LLC (dba Winland Foods)(1)(3) 2015 Spring Road, Oak Brook, IL, 60523	Food and beverage	First lien senior secured loan	S +	6.25%	10/2030	0.0%	252,695	248,957	252,695
SailPoint Technologies Holdings, Inc.(1)(2) 11120 Four Points Drive, Austin, TX, 78726	Internet software and services	First lien senior secured loan	S +	6.00%	8/2029	0.0%	45,640	44,869	45,526
SailPoint Technologies Holdings, Inc.(1)(9) 11120 Four Points Drive, Austin, TX, 78726	Internet software and services	First lien senior secured revolving loan	S +	6.00%	8/2028	0.0%	—	(60)	(11)
Sara Lee Frozen Bakery, LLC (fka KSLB Holdings, LLC)(1)(3) 1 Tower Lane, Oakbrook Terrace, IL, 60181	Food and beverage	First lien senior secured loan	S +	4.50%	7/2025	0.0%	42,843	42,688	42,094
Sara Lee Frozen Bakery, LLC (fka KSLB Holdings, LLC)(1)(3)(9) 1 Tower Lane, Oakbrook Terrace, IL, 60181	Food and beverage	First lien senior secured revolving loan	S +	4.50%	7/2025	0.0%	6,924	6,924	6,767
Securonix, Inc.(1)(3) 5080 Spectrum Drive, Addison, TX, 75001	Internet software and services	First lien senior secured loan	S +	7.00%	4/2028	0.0%	847	842	746
Securonix, Inc.(1)(2)(9) 5080 Spectrum Drive, Addison, TX, 75001	Internet software and services	First lien senior secured revolving loan	S +	7.00%	4/2028	0.0%	3	2	(15)
Sensor Technology Topco, Inc. (dba Humanetics)(1)(3) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured loan	S +	7.00% (2.00% PIK)	5/2028	0.0%	65,013	64,698	65,338
Sensor Technology Topco, Inc. (dba Humanetics)(1)(6) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured EUR term loan	E +	7.25% (2.25% PIK)	5/2028	0.0%	11,733	12,684	12,638
Sensor Technology Topco, Inc. (dba Humanetics)(1)(9) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured delayed draw term loan	S +	6.50%	9/2025	0.0%	—	—	—
Sensor Technology Topco, Inc. (dba Humanetics)(1)(9) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured EUR delayed draw term loan	E +	6.75%	9/2025	0.0%	—	—	—

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Sensor Technology Topco, Inc. (dba Humanetics)(1)(2)(9) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured revolving loan	S +	6.50%	5/2028	0.0%	2,035	2,009	2,064
SimpliSafe Holding Corporation(1)(2) 100 Summer Street, Boston, MA, 02108	Household products	First lien senior secured loan	S +	6.25%	5/2028	0.0%	6,819	6,722	6,819
Sitecore Holding III A/S(1)(7) 101 California Street, Floor 16, San Francisco, CA, 94111	Internet software and services	First lien senior secured EUR term loan	E +	7.75% (4.25% PIK)	3/2029	0.0%	24,236	25,395	25,975
Sitecore Holding III A/S(1)(4) 101 California Street, Floor 16, San Francisco, CA, 94111	Internet software and services	First lien senior secured loan	S +	7.75% (4.25% PIK)	3/2029	0.0%	4,141	4,113	4,141
Sitecore USA, Inc.(1)(4) 101 California Street, Floor 16, San Francisco, CA, 94111	Internet software and services	First lien senior secured loan	S +	7.75% (4.25% PIK)	3/2029	0.0%	24,964	24,798	24,964
Smarsh Inc.(1)(3) 851 Southwest 6th Avenue, Portland, OR, 97204	Financial services	First lien senior secured loan	S +	5.75%	2/2029	0.0%	762	756	762
Smarsh Inc.(1)(3)(9) 851 Southwest 6th Avenue, Portland, OR, 97204	Financial services	First lien senior secured delayed draw term loan	S +	5.75%	2/2025	0.0%	95	94	95
Smarsh Inc.(1)(2)(9) 851 Southwest 6th Avenue, Portland, OR, 97204	Financial services	First lien senior secured revolving loan	S +	5.75%	2/2029	0.0%	4	4	4
Sonny's Enterprises, LLC(1)(3) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured loan	S +	5.25%	8/2028	0.0%	236,803	234,718	236,803
Sonny's Enterprises, LLC(1)(9) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured delayed draw term loan	S +	5.25%	6/2026	0.0%	—	(87)	—
Sonny's Enterprises, LLC(1)(3)(9) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured delayed draw term loan	S +	5.25%	11/2024	0.0%	624	612	624
Sonny's Enterprises, LLC(1)(9) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured revolving loan	S +	5.25%	8/2027	0.0%	—	(118)	—
Space Exploration Technologies Corp. 1 Rocket Road, Hawthorne, CA, 90250	Aerospace and defense	Class A Common Stock		N/A	N/A	0.0%	46,605	2,557	5,002
Space Exploration Technologies Corp. 1 Rocket Road, Hawthorne, CA, 90250	Aerospace and defense	Class C Common Stock		N/A	N/A	0.0%	9,360	446	1,005
Spotless Brands, LLC(1)(3) 1 Mid America Plaza, Oakbrook Terrace, IL, 60181	Automotive Services	First lien senior secured loan	S +	6.50%	7/2028	0.0%	47,877	47,171	47,877
Spotless Brands, LLC(1)(2)(9) 1 Mid America Plaza, Oakbrook Terrace, IL, 60181	Automotive Services	First lien senior secured revolving loan	S +	6.50%	7/2028	0.0%	522	504	522
Summit Acquisition Inc. (dba K2 Insurance Services)(1)(9) 12651 High Bluff Drive, San Diego, CA, 92130	Insurance	First lien senior secured revolving loan	S +	6.75%	5/2029	0.0%	—	(2)	—
Summit Acquisition Inc. (dba K2 Insurance Services)(1)(9) 12651 High Bluff Drive, San Diego, CA, 92130	Insurance	First lien senior secured delayed draw term loan	S +	6.75%	11/2024	0.0%	—	(2)	—
Summit Acquisition Inc. (dba K2 Insurance Services)(1)(3) 12651 High Bluff Drive, San Diego, CA, 92130	Insurance	First lien senior secured loan	S +	6.75%	5/2030	0.0%	730	710	726
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand, Inc.) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404	Human resource support services	Series A Preferred Stock		10.50% PIK	N/A	0.0%	38,500	47,594	41,190
Swipe Acquisition Corporation (dba PLI)(1)(2)(9)(10) 1220 Trade Drive, North Las Vegas, NV, 89030	Advertising and media	First lien senior secured loan	S +	8.00%	6/2026	0.0%	69,402	69,358	69,402
Swipe Acquisition Corporation (dba PLI)(1)(9)(10) 1220 Trade Drive, North Las Vegas, NV, 89030	Advertising and media	Letter of credit	S +	8.00%	6/2026	0.0%	—	—	—
SWK BUYER, Inc. (dba Stonewall Kitchen)(1)(3) 2 Stonewall Lane, York, ME, 03909	Consumer products	First lien senior secured loan	S +	5.25%	3/2029	0.0%	739	729	717
SWK BUYER, Inc. (dba Stonewall Kitchen)(1)(3)(9) 2 Stonewall Lane, York, ME, 03909	Consumer products	First lien senior secured revolving loan	S +	5.25%	3/2029	0.0%	4	3	1
Tall Tree Foods, Inc.(1)(3) 750 West Lake Cook Road, Buffalo Grove, IL, 60089	Food and beverage	First lien senior secured loan	S +	9.25% PIK	9/2024	0.0%	60,715	47,544	38,554

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Tall Tree Foods, Inc.(1)(3)(9) 750 West Lake Cook Road, Buffalo Grove, IL, 60089	Food and beverage	First lien senior secured delayed draw term loan	S +	9.25% PIK	9/2024	0.0%	3,781	1,520	2,287
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(1)(3) 3207 Grey Hawk Court, Carlsbad, CA, 92029	Infrastructure and environmental services	First lien senior secured loan	S +	5.50%	3/2028	0.0%	1,017	1,004	1,009
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(1)(9) 3207 Grey Hawk Court, Carlsbad, CA, 92029	Infrastructure and environmental services	First lien senior secured revolving loan	S +	5.50%	3/2028	0.0%	—	(2)	(1)
Tempo Buyer Corp. (dba Global Claims Services)(1)(3) 6745 Philips Industrial Blvd, Jacksonville, FL, 32256	Insurance	First lien senior secured loan	S +	4.75%	8/2028	0.0%	1,061	1,047	1,061
Tempo Buyer Corp. (dba Global Claims Services)(1)(3)(9) 6745 Philips Industrial Blvd, Jacksonville, FL, 32256	Insurance	First lien senior secured revolving loan	S +	4.75%	8/2027	0.0%	57	55	57
The Better Being Co., LLC (fka Nutraceutical International Corporation)(1)(2) 222 South Main Street, Salt Lake City, UT, 84101	Food and beverage	First lien senior secured loan	S +	7.50% (3.75% PIK)	9/2026	0.0%	201,527	200,327	192,458
The Better Being Co., LLC (fka Nutraceutical International Corporation)(1)(2)(9) 222 South Main Street, Salt Lake City, UT, 84101	Food and beverage	First lien senior secured revolving loan	S +	7.50%	9/2026	0.0%	4,087	4,036	3,439
The Shade Store, LLC(1)(3) 21 Abendroth Avenue, Port Chester, NY, 10573	Specialty Retail	First lien senior secured loan	S +	6.00%	10/2029	0.0%	39,191	37,644	38,211
The Shade Store, LLC(1)(3)(9) 21 Abendroth Avenue, Port Chester, NY, 10573	Specialty Retail	First lien senior secured revolving loan	S +	6.00%	10/2028	0.0%	1,367	1,218	1,266
THG Acquisition, LLC (dba Hilb)(1)(2) 6802 Paragon Place, Richmond, VA, 23230	Insurance	First lien senior secured loan	S +	5.75%	12/2026	0.0%	73,590	72,850	73,590
THG Acquisition, LLC (dba Hilb)(1)(2)(9) 6802 Paragon Place, Richmond, VA, 23230	Insurance	First lien senior secured revolving loan	S +	5.75%	12/2025	0.0%	3,061	3,006	3,061
Thunder Purchaser, Inc. (dba Vector Solutions)(1)(3) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	First lien senior secured loan	S +	5.75%	6/2028	0.0%	68,291	67,864	68,291
Thunder Purchaser, Inc. (dba Vector Solutions)(1)(3)(9) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	First lien senior secured revolving loan	S +	5.75%	6/2027	0.0%	4,441	4,409	4,441
Thunder Topco L.P. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	Common Units		N/A	N/A	0.4%	3,829,614	3,830	4,134
Tivity Health, Inc.(1)(2) 4031 Aspen Grove Drive, Franklin, TN, 37067	Healthcare providers and services	First lien senior secured loan	S +	6.00%	6/2029	0.0%	983	963	983
Troon Golf, L.L.C.(1)(3) 15044 North Scottsdale Road, Scottsdale, AZ, 85254	Leisure and entertainment	First lien senior secured loan	S +	5.50%	8/2027	0.0%	236,487	235,800	236,487
Troon Golf, L.L.C.(1)(9) 15044 North Scottsdale Road, Scottsdale, AZ, 85254	Leisure and entertainment	First lien senior secured revolving loan	S +	5.50%	8/2026	0.0%	—	(45)	—
Ultimate Baked Goods Midco, LLC(1)(2) 828 Kasota Avenue SouthEast, Minneapolis, MN, 55414	Food and beverage	First lien senior secured loan	S +	6.25%	8/2027	0.0%	80,003	78,809	80,003
Ultimate Baked Goods Midco, LLC(1)(2)(9) 828 Kasota Avenue SouthEast, Minneapolis, MN, 55414	Food and beverage	First lien senior secured revolving loan	S +	6.25%	8/2027	0.0%	1,865	1,736	1,865
Unified Women's Healthcare, LP(1)(2) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured loan	S +	5.25%	6/2029	0.0%	25,128	24,955	25,128
Unified Women's Healthcare, LP(1)(9) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured delayed draw term loan	S +	5.25%	3/2026	0.0%	—	(36)	—
Unified Women's Healthcare, LP(1)(9) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured delayed draw term loan	S +	5.50%	10/2025	0.0%	—	(5)	—

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Unified Women's Healthcare, LP(1)(9) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured revolving loan	S +	5.25%	6/2029	0.0%	—	—	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(1)(3) 99 Wood Avenue South, Iselin, NJ, 08830	Insurance	First lien senior secured loan	S +	5.75%	7/2027	0.0%	38,208	37,766	38,208
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(1)(9) 99 Wood Avenue South, Iselin, NJ, 08830	Insurance	First lien senior secured revolving loan	S +	5.75%	7/2027	0.0%	—	(43)	—
Valence Surface Technologies LLC(1)(3) 300 Continental Boulevard, El Segundo, CA, 90245	Aerospace and defense	First lien senior secured loan	S +	7.75% (3.88% PIK)	12/2026	0.0%	142,551	142,192	132,928
Valence Surface Technologies LLC(1)(3)(9) 300 Continental Boulevard, El Segundo, CA, 90245	Aerospace and defense	First lien senior secured revolving loan	S +	7.75% (3.88% PIK)	12/2026	0.0%	11,483	11,458	10,705
Velocity HoldCo III Inc. (dba VelocityEHS)(1)(3) 222 Merchandise Mart Plaza, Chicago, IL, 60654	Chemicals	First lien senior secured loan	S +	5.75%	4/2027	0.0%	21,657	21,397	21,657
Velocity HoldCo III Inc. (dba VelocityEHS)(1)(9) 222 Merchandise Mart Plaza, Chicago, IL, 60654	Chemicals	First lien senior secured revolving loan	S +	5.75%	4/2026	0.0%	—	(11)	—
VEPF Torreys Aggregator, LLC (dba MINDBODY, Inc.) 651 Tank Farm Road, San Luis Obispo, CA, 93401	Internet software and services	Series A Preferred Stock		6.00% PIK	N/A	0.0%	21,250	25,020	24,832
Vermont Aus Pty Ltd(1)(3) Quarter One, Level 2, 1 Epping Road, North Ryde, Australia	Healthcare providers and services	First lien senior secured loan	S +	5.65%	3/2028	0.0%	978	961	970
Walker Edison Furniture Company LLC(1)(3)(10) 1553 West 9000 South, West Jordan, UT, 84088	Household products	First lien senior secured loan	S +	6.75% PIK	3/2027	0.0%	28,783	23,490	19,573
Walker Edison Furniture Company LLC(1)(3)(9)(10) 1553 West 9000 South, West Jordan, UT, 84088	Household products	First lien senior secured delayed draw term loan	S +	6.75% PIK	3/2027	0.0%	4,723	4,637	2,447
Walker Edison Furniture Company LLC(1)(3)(10) 1553 West 9000 South, West Jordan, UT, 84088	Household products	First lien senior secured revolving loan	S +	6.25% PIK	3/2027	0.0%	11,241	11,255	9,218
Walker Edison Holdco LLC(10) 1553 West 9000 South, West Jordan, UT, 84088	Household products	Common Units		N/A	N/A	0.0%	245,906	23,762	—
When I Work, Inc.(1)(3) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	First lien senior secured loan	S +	7.00% PIK	11/2027	0.0%	5,781	5,750	5,622
When I Work, Inc.(1)(9) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	First lien senior secured revolving loan	S +	6.00%	11/2027	0.0%	—	(5)	(25)
Windows Entities 767 Fifth Avenue, New York, NY, 10153	Manufacturing	LLC Units		N/A	N/A	22.5%	31,849	60,319	138,628
Wingspire Capital Holdings LLC(9)(10) 8000 Avalon Blvd., Suite 100, Alpharetta, GA 30009	Asset Based Lending and Fund Finance	LLC Interest		N/A	N/A	75.0%	447,530	447,530	526,947
WMC Bidco, Inc. (dba West Monroe) 222 West Adams Street, Chicago, IL, 60606	Internet software and services	Senior Preferred Stock		11.25% PIK	N/A	0.0%	16,692	22,152	21,117
WP Irving Co-Invest, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Healthcare technology	Partnership Units		N/A	N/A	0.0%	1,250,000	1,250	1,368
XRL 1 LLC (dba XOMA) 2200 Powell Street, Emeryville, CA, 94608	Healthcare providers and services	First lien senior secured loan		9.88%	12/2038	0.0%	31,596	31,033	30,490
XRL 1 LLC (dba XOMA)(9) 2200 Powell Street, Emeryville, CA, 94608	Healthcare providers and services	First lien senior secured delayed draw term loan		9.88%	12/2025	0.0%	—	(36)	(88)
XOMA Corporation 2200 Powell Street, Emeryville, CA, 94608	Healthcare providers and services	Warrants		N/A	N/A	0.0%	30	205	322

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
WU Holdco, Inc. (dba Weiman Products, LLC)(1)(3) 705 Tri-State Parkway, Gurnee, IL, 60031	Consumer products	First lien senior secured loan	S +	5.25%	3/2027	0.0%	199,714	198,368	199,714
WU Holdco, Inc. (dba Weiman Products, LLC)(1)(3)(9) 705 Tri-State Parkway, Gurnee, IL, 60031	Consumer products	First lien senior secured revolving loan	S +	5.25%	3/2027	0.0%	13,828	13,775	13,828
Zendesk, Inc.(1)(3) 989 Market Street, San Francisco, CA, 94103	Internet software and services	First lien senior secured loan	S +	6.25%	11/2028	0.0%	71,217	70,154	71,217
Zendesk, Inc.(1)(9) 989 Market Street, San Francisco, CA, 94103	Internet software and services	First lien senior secured delayed draw term loan	S +	6.25%	11/2024	0.0%	—	(471)	—
Zendesk, Inc.(9) 989 Market Street, San Francisco, CA, 94103	Internet software and services	First lien senior secured revolving loan	S +	6.25%	11/2028	0.0%	—	(104)	—
Zoro TopCo, Inc. (dba Zendesk, Inc.) 989 Market Street, San Francisco, CA, 94103	Internet software and services	Series A Preferred Stock		12.50% PIK	N/A	0.0%	9,554	10,989	11,294
Zoro TopCo, L.P. (dba Zendesk, Inc.) 989 Market Street, San Francisco, CA, 94103	Internet software and services	Class A Common Units		N/A	N/A	0.1%	796,165	7,962	8,669
__________________
(1)Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”, which can include one-, three- or six- month SOFR), Euro Interbank Offered Rate (“EURIBOR”), Great Britain Pound London Interbank Offered Rate (“GBPLIBOR” or “G”, which can include three- or six-month GBPLIBOR), SONIA (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(2)The interest rate on these loans is subject to 1 month SOFR, which as of June 30, 2024 was 5.34%.
(3)The interest rate on these loans is subject to 3 month SOFR, which as of June 30, 2024 was 5.32%.
(4)The interest rate on these loans is subject to 6 month SOFR, which as of June 30, 2024 was 5.25%.
(5)The interest rate on these loans is subject to 12 month SOFR, which as of June 30, 2024 was 5.04%.
(6)The interest rate on this loan is subject to 3 month EURIBOR, which as of June 30, 2024 was 3.71%.
(7)The interest rate on this loan is subject to 6 month EURIBOR, which as of June 30, 2024 was 3.68%.
(8)The interest rate on this loan is subject to SONIA, which as of June 30, 2024 was 5.20%.
(9)Position or portion thereof is an unfunded loan commitment. See Note 7 “Commitments and Contingencies” in OBDC’s consolidated financial statements in OBDC’s most recent Quarterly Report on Form 10-Q.
(10)As defined in the 1940 Act, OBDC is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as OBDC owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, OBDC does not believe that it has control over this portfolio company.
(11)As defined in the 1940 Act, OBDC is deemed to be an “affiliated person” of this portfolio company as OBDC owns more than 5% but less than 25% of the portfolio company's voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“non-controlled affiliate”).

MANAGEMENT AGREEMENTS OF OBDC
The information in “Item 1. Business – Investment Advisory Agreement” and “Item 1. Business – Administration Agreement” in Part I of OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference.
New OBDC Investment Advisory Agreement
The 1940 Act requires that an investment advisory agreement be approved by both a majority of an investment company’s “non-interested” directors and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. The OBDC Board, including, after separate meetings and discussion, all of the OBDC Independent Directors, has unanimously approved the New OBDC Investment Advisory Agreement and believes it to be in the best interest of OBDC and OBDC Shareholders. See “OBDC Proposal II: The Advisory Agreement Amendment Proposal” for additional information related to the OBDC Board’s approval of the New OBDC Investment Advisory Agreement.
A form of the New OBDC Investment Advisory Agreement is attached as Annex D to this joint proxy statement/prospectus and is marked to show the proposed changes against the Current OBDC Investment Advisory Agreement. See “OBDC Proposal II: Approval of the Advisory Agreement Amendment Proposal” for a discussion of the New OBDC Investment Advisory Agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF OBDC
OBDC has entered into the Current OBDC Investment Advisory Agreement and the OBDC Administration Agreement with OBDC Adviser. Pursuant to the OBDC Investment Advisory Agreement, OBDC pays OBDC Adviser a base management fee and an incentive fee. Pursuant to the OBDC Administration Agreement, OBDC will reimburse OBDC Adviser for expenses necessary to perform services related to OBDC’s administration and operations. In addition, OBDC Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies.
OBDC Adviser is affiliated with the Blue Owl Credit Advisers, which are also registered investment advisers. OBDC’s executive officers, certain of OBDC’s directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and certain of OBDC’s officers and directors and professionals of Blue Owl, and the Blue Owl Credit Advisers are officers of Blue Owl Securities LLC. In addition, OBDC’s executive officers and directors and the members of OBDC Adviser and members of its Diversified Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as OBDC does (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by OBDC’s affiliates which may have investment objective similar to OBDC’s investment objective. At times OBDC may compete with the Blue Owl Credit Clients for capital and investment opportunities. As a result, OBDC may not be given the opportunity to participate in certain investments made by the Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among OBDC and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of OBDC Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for OBDC Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of OBDC Adviser or its affiliates is disadvantaged in relation to any other client of OBDC Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among OBDC and other clients of OBDC Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Current OBDC Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Current OBDC Investment Advisory Agreement.
The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When OBDC engages in co-investments as permitted by the exemptive relief described below, OBDC will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policy. In situations where co-investment with other entities managed by OBDC Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of OBDC Adviser) along with other officers and employees, will need to decide whether OBDC or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Adviser’s investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Blue Owl Credit Advisers’ allocation policy is designed to manage the potential conflicts of interest between OBDC Adviser’s fiduciary obligations to OBDC and OBDC Adviser’s or its affiliates’ similar fiduciary obligations to other clients, including the Blue Owl Credit Clients; however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to OBDC. Not all conflicts of interest can be expected to be resolved in OBDC’s favor.
The allocation of investment opportunities among OBDC and any of the other investment funds sponsored or accounts managed by OBDC Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by OBDC or another investment fund or account) is suitable for OBDC or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, OBDC Adviser may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and NAV of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ allocation policy, if, through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to OBDC relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that OBDC’s actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which OBDC Adviser may be subject did not exist.
Co-Investment Opportunities
OBDC relies on an order for exemptive relief (as amended, the “Order”) that has been granted by the SEC to OBDC Adviser and its affiliates to co-invest with other funds managed by OBDC Adviser or certain affiliates in a manner consistent with OBDC’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, OBDC generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of OBDC’s Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to OBDC and OBDC Shareholders and do not involve overreaching by OBDC or OBDC Shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of OBDC Shareholders and is consistent with OBDC’s investment objective and strategies, (3) the investment by OBDC’s affiliates would not disadvantage OBDC, and OBDC’s participation would not be on a basis different from or less advantageous than that on which OBDC’s affiliates are investing, and (4) the proposed investment by OBDC would not benefit OBDC Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.
In addition, OBDC has received an amendment to the Order which permits OBDC to participate in follow-on investments in OBDC’s existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company held by OBDC. The Blue Owl Credit Advisers’ investment allocation policy incorporates the conditions of the Order. As a result of the Order, there could be significant overlap in OBDC’s investment portfolio and the investment portfolio of the Blue Owl Credit Clients that could avail themselves of the exemptive relief and that have an investment objective similar to OBDC’s.
Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee of the OBDC Board (the “OBDC Audit Committee”) is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
License Agreement
OBDC has entered into a license agreement (the “OBDC License Agreement”), pursuant to which an affiliate of Blue Owl has granted OBDC a non-exclusive license to use the name “Blue Owl.” Under the OBDC License Agreement, OBDC has a right to use the Blue Owl name for so long as OBDC Adviser or one of its affiliates remains OBDC’s investment adviser. Other than with respect to this limited license, OBDC has no legal right to the “Blue Owl” name or logo.
Material Non-Public Information
OBDC’s senior management, members of OBDC Adviser’s Diversified Lending Investment Committee and other investment professionals from OBDC Adviser may serve as directors of, or in a similar capacity with, companies in which OBDC invests or in which OBDC is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict OBDC’s ability to buy or sell the securities of such company under the policies of OBDC or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF OBDC
The following table sets forth, as of August 9, 2024, the beneficial ownership information of each current OBDC director, as well as OBDC’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of OBDC Common Stock, and the OBDC executive officers and directors as a group. Percentage of beneficial ownership is based on 390,217,304 shares of OBDC Common Stock outstanding as of August 9, 2024.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership according to information furnished to OBDC by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of OBDC Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current OBDC director, the nominees for director, OBDC’s executive officers, the OBDC executive officers and directors as a group, and each person known to OBDC to beneficially own 5% or more of the outstanding shares of OBDC Common Stock.
To OBDC’s knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of OBDC Common Stock beneficially owned by such OBDC Shareholder. The address of all OBDC executive officers and directors is c/o OBDC, 399 Park Avenue, New York, NY 10022.

Name (Company or Companies)	Number of Shares of OBDC Common Stock Owned Beneficially	Percentage of OBDC Common Stock Outstanding	Pro Forma Percentage of OBDC Common Stock Outstanding(1)
5% Holders
State of New Jersey Common Pension Fund E(2)	22,751,338	5.8%	4.4%
Interested Director:
Craig W. Packer(3)	366,449	*	*
Independent Directors:
Edward D’Alelio	6,217	*	*
Eric Kaye(4)	19,144	*	*
Christopher M. Temple	36,000	*	*
Melissa Weiler(5)	28,000	*	*
Victor Woolridge	13,802
Executive Officers:
Logan Nicholson	—	—	—
Bryan Cole	—	—	—
Karen Hager	—	—	—
Jonathan Lamm(6)	7,500	*	*
Neena A. Reddy	—	—	—
Matthew Swatt	2,379	*	*
Shari Withem	—	—	—
Jennifer McMillon	—	—	—
All Executive Officers and Directors as a Group (14 persons)	479,491	*	*
__________________
*Less than 1%

(1)Pro forma percentage of ownership is based on 390,217,304 shares of OBDC Common Stock expected be outstanding immediately following completion of the Mergers based on the number of issued and outstanding shares of OBDC Common Stock and OBDE Common Stock as of June 30, 2024 and the NAV per share of OBDC Common Stock and the NAV per share of OBDE Common Stock on such date, and includes shares of OBDC Common Stock that may be exchanged for shares of OBDE Common Stock in accordance with the terms of the Merger Agreement.
(2)The address of the State of New Jersey Common Pension Fund E is 50 West State Street, 9th Floor, PO Box 290, Trenton, NJ 08625.
(3)Includes 65,733 shares owned by Mr. Packer’s wife.
(4)Shares are owned by Mr. Kaye’s wife.
(5)Shares are held by The Weiler Family Living Trust.
(6)Includes 6,500 shares held by a trust for which Mr. Lamm is trustee. Members of Mr. Lamm’s immediate family are the beneficiaries of the trust. Mr. Lamm disclaims beneficial ownership of OBDC Common Stock held by the trust.
The following table sets forth, as of August 9, 2024, the dollar range of OBDC’s equity securities that is beneficially owned by each of the current directors of OBDC.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in OBDC(1)(2)
Interested Director:
Craig W. Packer	Over $100,000
Independent Directors:
Edward D’Alelio	Over $100,000
Eric Kaye	Over $100,000
Christopher M. Temple	Over $100,000
Melissa Weiler	Over $100,000
Victor Woolridge	Over $100,000
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(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)The dollar range of equity securities of OBDC beneficially owned by directors of OBDC, if applicable, is calculated by multiplying the closing price per share of OBDC Common Stock on the OBDC Record Date on the NYSE, by the number of shares of OBDC Common Stock beneficially owned.

MANAGEMENT OF OBDC AND OF OBDE
The business and affairs of each of OBDC and OBDE are managed under the direction of its respective board of directors. The responsibilities of each of the OBDC Board and the OBDE Board include, among other things, the oversight of each of OBDC’s investment activities and OBDE’s investment activities. Each of the OBDC Board and the OBDE Board consist of six members, five of whom are not “interested persons” of OBDC or OBDE, as applicable or the Advisers, as applicable, as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by each of the OBDC Board and the OBDE Board. The OBDC Board elects OBDC’s executive officers, who serve at the discretion of the OBDC Board. The OBDE Board elects OBDE’s executive officers, who serve at the discretion of the OBDE Board.
Board of Directors
Under OBDC’s articles of amendment and restatement (as amended, the “OBDC Charter”), OBDC’s directors are divided into three classes, and under the OBDE Charter, OBDE’s directors are divided into three classes. Each class of OBDC’s directors holds office for a three-year term and each class of OBDE’s directors hold office for a three-year term. At each annual meeting of shareholders of OBDC and OBDE, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. The OBDC Board met twenty times during the fiscal year ended December 31, 2023 and acted on various occasions by written consent. The OBDE Board met twenty-one times during the fiscal year ended December 31, 2023 and acted on various occasions by written consent.

Directors
The OBDC Board and the OBDE Board have the same directors. Information regarding the members of the OBDC Board and OBDE Board is as follows:

Name, Address, and Age(1)	Position(s) held with OBDC and OBDE	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
Eric Kaye, 61	Director	Founder of Kayezen, LLC	Class I Director of OBDC since 2016; Term expires in 2026 Class III Director of OBDE since 2020; Term expires in 2026	7	•OBDC II •OTF •OCIC •OTIC •OTF II
Victor Woolridge, 67	Director	Managing Director, Barings Real Estate Advisers, LLC	Class I Director of OBDC since 2021, Term expires in 2026 Class III Director of OBDE since 2021; Term expires in 2026	7	•OBDC II •OTF •OCIC •OTIC •OTF II
Christopher Temple, 57	Director	President of DelTex Capital LLC	Class II Director of OBDC since 2016; Term expires in 2027 Class I Director of OBDE since 2020; Term expires in 2027	7	•OBDC II •OTF •OCIC •OTIC •OTF II
Melissa Weiler, 59	Director	Private Investor Managing Director and member of the Management Committee of Crescent Capital Group	Class II Director of OBDC since 2021; Term expires in 2027 Class I Director of OBDE since 2021; Term expires in 2027	7	•OBDC II •OTF •OCIC •OTIC •OTF II •Jefferies Financial Group, Inc.
Edward D’Alelio, 72	Chairman of the Board, Director	Retired	Class III Director of OBDC since 2016; Term expires in 2025 Class II Director of OBDE since 2020; Term expires in 2025	7	•OBDC II •OTF •OCIC •OTIC •OTF II •Blackstone/GS O Long Short Credit Fund •Blackstone/GS O Sen. Flt Rate Fund
Interested Director(4)
Craig W. Packer, 57	Chief Executive Officer and Director	Co-Founder of Blue Owl Capital Partners Co-President of Blue Owl Co-Chief Investment Officer of each of the Blue Owl Credit Advisers Chief Executive Officer of each of the Blue Owl BDCs	Class III Director of OBDC since 2016; Term expires in 2025 Class II Director of OBDE since 2020; Term expires in 2025	7	•OBDC II •OTF •OCIC •OTIC •OTF II •Blue Owl
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(1)The address for each of OBDC’s directors is c/o Blue Owl Capital Corporation, 399 Park Avenue, New York, New York 10022. The address for each of OBDE’s directors is c/o Blue Owl Capital Corporation III, 399 Park Avenue, New York, New York 10022.
(2)Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.

(4)“Interested person” of OBDC and OBDE as defined in Section 2(a)(19) of the1940 Act. Mr. Packer is an “interested person” because of his affiliation with OBDC Adviser and OBDE Adviser.
Executive Officers Who Are Not Directors
Information regarding officers of OBDC who are not directors is as follows:

Name	Age	Position
Logan Nicholson	44	President
Karen Hager	52	Chief Compliance Officer
Bryan Cole	39	Chief Accounting Officer
Neena A. Reddy	46	Vice President and Secretary
Jonathan Lamm	50	Chief Financial Officer and Chief Operating Officer
Matthew Swatt	36	Co-Treasurer and Co-Controller
Shari Withem	41	Co-Treasurer and Co-Controller
Jennifer McMillon	46	Co-Treasurer and Co-Controller
The address for each OBDC executive officer is c/o OBDC, 399 Park Avenue, New York, NY 10022.
Information regarding officers of OBDE who are not directors is as follows:

Name	Age	Position
Logan Nicholson	44	President
Karen Hager	52	Chief Compliance Officer
Bryan Cole	39	Chief Operating Officer
Neena A. Reddy	46	Vice President and Secretary
Jonathan Lamm	50	Chief Financial Officer
Matthew Swatt	36	Co-Chief Accounting Officer and Co-Treasurer
Shari Withem	41	Co-Chief Accounting Officer and Co-Treasurer
Jennifer McMillon	46	Co-Chief Accounting Officer and Co-Treasurer
The address for each OBDE executive officer is c/o OBDE, 399 Park Avenue, New York, NY 10022.
Biographical Information
The following is information concerning the business experience of the OBDC Board and the OBDE Board, and executive officers of OBDC and OBDE. Each of OBDC’s directors and OBDE’s directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.
Interested Director
Craig W. Packer is the Chief Executive Officer of each of the Blue Owl BDCs and is a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Additionally, Mr. Packer is a Co-President and a director of Blue Owl. Mr. Packer is also the Head of the Credit platform and serves as a Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Packer co-founded Owl Rock Capital Partners (“Owl Rock”), the predecessor firm to Blue Owl’s Credit platform. In addition, Mr. Packer has served on the boards of directors of OBDC and OBDC II since March 2016 and November 2016, respectively, on the board of directors of OTF since August 2018, on the boards of directors of OBDE and OCIC since February 2020 and September 2020, respectively, and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. Packer also served as President of OBDE since its inception until January 2024 and as President of the Company, OBDC II, OTF, OTF II, OCIC and OTIC since each of their inceptions until August 2024. Prior to co-founding Owl Rock, Mr. Packer was a Partner and Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs & Co., Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette. Mr. Packer serves as Treasurer of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut. Mr. Packer is also on the Advisory Board for the Mount Sinai Department of Rehabilitation and Human Performance. In addition, Mr. Packer is on the Foundation Board of Trustees for the McIntire School of Commerce, University of Virginia and is a member of the Board of Trustees of the University of Virginia Athletics Foundation. Mr. Packer earned an M.B.A. from Harvard Business School and a B.S. from the University of Virginia.
Independent Directors
Eric Kaye is the founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle-market companies. Prior to joining UBS, Mr. Kaye has served as Global Co Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.
Victor Woolridge was formerly a Managing Director of Barings Real Estate Advisers, LLC (“Barings”), the real estate investment unit of Barings LLC, a global asset management firm. Mr. Woolridge most recently served as Head of the U.S. Capital Markets for Equity Real Estate Funds at Barings. Mr. Woolridge previously served as Vice President and Managing Director and Head of Debt Capital Markets - Equities of Cornerstone Real Estate Advisers LLC (prior to its rebranding under the Barings name) (“Cornerstone”) from January 2013 to September 2016 and as Vice President Special Servicing from January 2010 to January 2013. Prior to joining Cornerstone, Mr. Woolridge served as a Managing Director of Babson Capital Management LLC (“Babson”) from January 2000 to January 2010. Prior to joining Babson, Mr. Woolridge served as Director of Loan Originations and Assistant Regional Director of MassMutual Financial Group from September 1982 to January 2000. Since 2009, Mr. Woolridge has served on the University of Massachusetts (UMass) Board of Trustees and has previously served as Chairman of the Board and as Chairman of the Board’s Committee on Administration and Finance and as trustee for University of Massachusetts Global. Since 2022, Mr. Woolridge has served as a director of Trumbull Property Income Fund and Fallon Health. Mr. Woolridge has also served on the UMass Foundation’s investment committee since 2021. Mr. Woolridge previously served on the Board of Trustees of Baystate Health from 2005 to 2016, which included service as Chairman of the Board and on the Board’s compensation, finance, governance and strategy committees. Mr. Woolridge joined the boards of directors of OBDC, OBDC II, OBDE, OTF, OCIC, OTIC, and OTF II in November 2021. Mr. Woolridge holds a B.S. from the University of Massachusetts at Amherst and is a Certified Commercial Investment Member.
Christopher M. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple served on the board of directors of Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company from November 2016 through May 2024 and served as a member of the Plains GP Holdings, L.P. compensation committee from November 2020 through May 2024. Mr. Temple also served as a director of Plains All American Pipeline, L.P’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, Mr. Temple has served on private boards including Brawler Industries, National HME, Loenbro, Inc. and HMT, LLC and as Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York based middle-market private equity firm. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.
Melissa Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler has served on the board of directors of Jefferies Financial Group Inc. since 2021. She is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler joined the boards of directors of OBDC, OBDC II, OBDE, OTF and OCIC in February 2021 and the boards of directors of OTIC and OTF II in August 2021 and November 2021, respectively. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.
Edward D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston—School of Management. He is also chair of the investment committee of the UMass Foundation. He serves on the Advisory Committees of Ceres Farms. Since September 2009, he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since March 2016 and November 2016, he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since February 2020 and September 2020 he has served on the boards of directors of OBDE and OCIC, respectively and since August 2021 and November 2021 he has served on the boards of directors of OTIC and OTF II, respectively. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care, Trump Entertainment Resorts and UMass Memorial Hospital. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.
Executive Officers Who Are not Directors
Logan Nicholson is a Managing Director at Blue Owl, a member of the Direct Lending Investment Team, and a member of the Diversified Lending Investment Committee. Mr. Nicholson is also President of OBDC, OBDC II, OBDE and OCIC, and Portfolio Manager for certain funds in Blue Owl’s Diversified Lending strategy, including OBDC, OBDC II, OBDE and OCIC. Prior to joining Blue Owl in 2023, Mr. Nicholson was a Co-Founder and Partner at Brinley Partners, a startup private credit asset manager, from 2021 to 2023. Previously, Mr. Nicholson was at Goldman Sachs & Co. (“Goldman”) from 2003 to 2021, where he was most recently a Managing Director and Head of U.S. Leveraged Finance Capital Markets. During his time at Goldman, he was responsible for structuring, risk management and distribution of capital commitments for both Leveraged Loans and High Yield bonds, and he was also appointed as a member of the LSTA Board of Directors. Additionally, Mr. Nicholson spent

2021 in a leadership role at healthcare firm Humana Inc., where he was Senior Vice President of Corporate Development and responsible for all M&A activity. Mr. Nicholson received a B.S. in Systems Engineering with a double major in Economics from the University of Virginia.
Karen Hager is a member of Blue Owl’s Operating Committee and also serves as the Chief Compliance Officer of Blue Owl and each of the Blue Owl Credit Advisers and the Blue Owl BDCs. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.
Bryan Cole is the Chief Financial Officer and Chief Operating Officer of each of OCIC and OTIC, the Chief Operating Officer of each of OBDC II and OBDE, and is the Chief Accounting Officer and Co-Controller of each of OBDC, OTF and OTF II. Mr. Cole is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in January 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded business development company, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.
Neena A. Reddy is Vice President and Secretary of each of the Blue Owl BDCs and Chief Legal Officer of each of the Blue Owl Credit Advisers. Ms. Reddy also serves as the General Counsel, Chief Legal Officer and Secretary of Blue Owl, and a member of the Blue Owl’s Executive and Operating Committees. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, Ms. Reddy was associate general counsel at Goldman, Sachs & Co LLC, from 2010 to April 2019 and was dedicated to Goldman Sachs Asset Management L.P. (“GSAM”), where she was responsible for GSAM managed direct alternative products, including private credit. Prior to GSAM, Ms. Reddy practiced as a corporate attorney at Boies Schiller & Flexner LLP and at Debevoise & Plimpton LLP. Ms. Reddy joined the Board of Directors for Partnership for New York City, representing Blue Owl, in 2024. Prior to becoming an attorney, Ms. Reddy was a financial analyst in the private wealth division at Goldman, Sachs & Co. Ms. Reddy received a J.D. from New York University School of Law and a B.A. in English, magna cum laude, from Georgetown University.
Jonathan Lamm is Chief Financial Officer and Chief Operating Officer of each of OBDC, OTF and OTF II, Chief Financial Officer of each of OBDC II and OBDE and Vice President of each of OCIC and OTIC. Mr. Lamm is also Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in April 2021, Mr. Lamm served as the Chief Financial Officer and Treasurer of Goldman Sachs BDC, Inc. (“GSBD”), a business development company traded on the New York Stock Exchange. Mr. Lamm was responsible for building and overseeing GSBD’s finance, treasury, accounting and operations functions from April 2013 through March 2021, including during its initial public offering in March 2015. During his time at Goldman Sachs, Mr. Lamm also served as Chief Financial Officer and Treasurer of Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Middle Market Credit II LLC and Goldman Sachs Middle Market Lending Corp. prior to the completion of its merger with GSBD in October 2020. Throughout his twenty-two years at Goldman Sachs, Mr. Lamm held various positions. From 2013 to 2021, Mr. Lamm served as Managing Director, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2007 to 2013, Mr. Lamm served as Vice President, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2005 to 2007, Mr. Lamm served as Vice President in the Financial Reporting group and, from 1999 to 2005, he served as a Product Controller. Prior to joining Goldman Sachs, Mr. Lamm worked in public accounting at Deloitte & Touche.

Matthew Swatt is the Co-Chief Accounting Officer of OBDC II, OBDE, OCIC and OTIC, and is the Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Mr. Swatt is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor to Blue Owl’s Credit platform, in May 2016, Mr. Swatt was an Assistant Controller at Guggenheim Partners in their Private Credit group, where he was responsible for the finance, accounting, and financial reporting functions. Preceding that role, Mr. Swatt worked within the Financial Services—Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Swatt received a B.S. in Accounting from the University of Maryland and is a licensed Certified Public Accountant in New York.
Shari Withem is the Co-Chief Accounting Officer of OBDC II, OBDE, OCIC and OTIC, and is the Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Ms. Withem is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Withem was Vice President of Sixth Street Specialty Lending, Inc., a business development company traded on the NYSE, where she was responsible for accounting, financial reporting, treasury and internal controls functions. Preceding that role, Ms. Withem worked for MCG Capital Corporation, a business development company formerly traded on the Nasdaq and Deloitte in the Audit and Assurance Practice. Ms. Withem received a B.S. in Accounting from James Madison University and is a licensed Certified Public Accountant in Virginia.
Jennifer McMillon is the Co-Chief Accounting officer of OBDC II, OBDE, OCIC and OTIC and is the Co-Treasurer and Co-Controller of each of the Blue Owl Credit BDCs. Ms. McMillon is also a Managing Director of Blue Owl. Before joining Blue Owl, Ms. McMillon led the accounting department of Tiptree Inc., a national capital holding company, as the Vice President of Technical Accounting and External Reporting from 2017-2022. She was responsible for financial reporting, valuation/purchase accounting, and numerous internal control functions. From 2013-2017, Ms. McMillon served as the Regional Accounting & Reporting Director, Americas of Koch Industries/Georgia Pacific, from 2009-2013 she served as an Accounting Manager at Oaktree Capital and Centerbridge Partners, and prior to that Ms. McMillon worked in public accounting for nearly ten years, spending most of this tenure at PricewaterhouseCoopers. Ms. McMillon earned her B.S. in Accounting from Florida State University and is a licensed Certified Public Accountant in New York.

Committees of the OBDC Board and the OBDE Board
Each of the OBDC Board and the OBDE Board currently has three committees: an audit committee, a nominating and corporate governance committee and a compensation committee.
Audit Committees
The OBDC Audit Committee and the Audit Committee of the OBDE Board (the “OBDE Audit Committee”) each operate pursuant to a charter approved by the OBDC Board and the OBDE Board, respectively. The charter of each audit committee sets forth the responsibilities of each audit committee. The primary function of each audit committee is to serve as an independent and objective party to assist the OBDC Board and the OBDE Board in selecting, engaging and discharging independent accountants, reviewing the plans, scope and results of the audit engagement with the independent accountants of each of OBDC and OBDE, approving professional services provided by the independent accountants (including compensation therefore), reviewing the independence of the independent accountants and reviewing the adequacy of internal controls over financial reporting. The OBDC Audit Committee and OBDE Audit Committee are presently composed of five persons, including Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Temple serves as the chair of each of the audit committees. Each of the OBDC Board and the OBDE Board has determined that Mr. Temple qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act, and otherwise satisfies the sophistication requirements of NYSE Rule 303A.07. Each of the members of the OBDC Audit Committee and OBDE Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of

OBDC or OBDE, as applicable, or of their respective Adviser, as defined in Section 2(a)(19) of the 1940 Act. Each member of the OBDC Audit Committee and OBDE Audit Committee simultaneously serves on the audit committees of three or more public companies, and each of the OBDC Board and the OBDE Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the OBDC Audit Committee and OBDE Audit Committee.
The OBDC Audit Committee charter is available on OBDC’s website (www.blueowlcapitalcorporation.com) and the OBDE Audit Committee charter is available on OBDE’s website (www.blueowlcapitalcorporationiii.com). Each audit committee met nine times during the fiscal year ended December 31, 2023.
Nominating and Corporate Governance Committees
The Nominating and Corporate Governance Committee of the OBDC Board (the “OBDC Nominating Committee”) and the Nominating and Corporate Governance Committee of the OBDE Board (the “OBDE Nominating Committee”) each operate pursuant to a charter approved by each of the boards. Each charter sets forth the responsibilities of each nominating committee, including making nominations for the appointment or election of independent directors and assessing the compensation paid to independent members of each of the OBDC Board and the OBDE Board. The OBDC Nominating Committee and the OBDE Nominating Committee consist of Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Kaye serves as the chair of each nominating committee. Each nominating committee will consider nominees to each of the boards recommended by an OBDC Shareholder and OBDE Shareholder, as applicable, if such shareholder complies with the advance notice provisions of OBDC’s Amended and Restated Bylaws (the “OBDC Bylaws”) and OBDE’s Amended and Restated Bylaws (the “OBDE Bylaws”). The OBDC Bylaws and the OBDE Bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to OBDC’s Secretary and OBDE’s Secretary, as applicable. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the OBDC Bylaws and OBDE Bylaws, as applicable. In order to be eligible to be a nominee for election as a director by an OBDC Shareholder and OBDE Shareholder, as applicable, such potential nominee must deliver to the OBDC Secretary and OBDE Secretary, as applicable, a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the OBDC Board and the OBDE Board, as applicable, and would be in compliance with all of OBDC’s and OBDE’s publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.
The OBDC Nominating Committee charter is available on OBDC’s website (www.blueowlcapitalcorporation.com) and the OBDE Nominating Committee charter is available on OBDE’s website (www.blueowlcapitalcorporationiii.com). Each nominating committee met two times during the fiscal year ended December 31, 2023.
Compensation Committees
The Compensation Committee of the OBDC Board (the “OBDC Compensation Committee”) and the Compensation Committee of the OBDE Board (the “OBDE Compensation Committee”) each operate pursuant to a charter approved by each respective board. The members of the OBDC Compensation Committee and OBDE Compensation Committees are Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Kaye serves as the chair of each compensation committee. Each compensation committee is responsible for determining, or recommending to each of the OBDC Board and the OBDE Board, as applicable, for determination, the compensation, if any, each of OBDC’s and OBDE’s Chief Executive Officer and other executive officers of OBDC and OBDE, as applicable. Currently none of the executive officers OBDC and OBDE are compensated by OBDC and OBDE, as applicable, and, as a result, the each compensation committee does not produce and/or review a report on executive compensation practices.

The OBDC Compensation Committee charter is available on OBDC’s website (www.blueowlcapitalcorporation.com) and the OBDE Compensation Committee charter is available on OBDE’s website (www.blueowlcapitalcorporationiii.com). The OBDC Compensation Committee met two times during the fiscal year ended December 31, 2023. The OBDC Compensation Committee was formed subsequent to December 31, 2023.
Compensation of Directors
The following table shows information regarding the compensation earned by OBDC’s directors and OBDE’s directors for the fiscal year ended December 31, 2023. No compensation is paid to directors who are “interested persons.”
OBDC’s directors and OBDE’s directors who do not also serve in an executive officer capacity for OBDC or OBDE, as applicable, or the Advisers, are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on OBDC’s net assets and OBDE’s net assets as of the end of each fiscal quarter, as applicable. As of December 31, 2023, these directors were Edward D’Alelio, Christopher M. Temple, Eric Kaye, Victor Woolridge, and Melissa Weiler. OBDC and OBDE pays each Independent Director the following amounts for serving as a director:

		Annual Committee Chair Cash Retainer
Assets Under Management	Annual Cash Retainer	Chair of the Board	Audit	Committee Chair
$0 < $2.5 Billion	$150,000	$15,000	$10,000	$5,000
$2.5 Billion < $5 Billion	$175,000	$15,000	$10,000	$5,000
$5 Billion < $10 Billion	$200,000	$15,000	$10,000	$5,000
≥ $10 Billion	$250,000	$15,000	$10,000	$5,000
OBDC and OBDE also reimburses each of the directors for all reasonable and authorized business expenses in accordance with policies of each of OBDC and OBDE as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
The tables below sets forth the compensation received by each OBDC director and OBDE director and the “Fund Complex” for service during the fiscal year ended December 31, 2023. The “Fund Complex” includes the Blue Owl BDCs. Each of the Blue Owl BDCs is advised by one of the Blue Owl Credit Advisors.

Name of Director	Fees Earned and Paid in Cash by OBDC	Fees Earned and Paid in Cash by OBDE	Total Compensation From OBDC	Total Compensation From OBDE	Total Compensation from the Fund Complex
Edward D'Alelio	$265,000	$190,000	$265,000	$190,000	$1,465,462
Christopher M. Temple	$260,000	$185,000	$260,000	$185,000	$1,430,462
Eric Kaye	$255,000	$180,000	$255,000	$180,000	$1,395,462
Melissa Weiler	$250,000	$175,000	$250,000	$175,000	$1,360,462
Victor Woolridge	$250,000	$175,000	$250,000	$175,000	$1,360,462
OBDC and OBDE will not pay compensation to directors who also serve in an executive officer capacity for OBDC and OBDE, as applicable, or the Advisers.
Staffing
OBDC and OBDE do not currently have any employees and do not expect to have any employees. Services necessary for business are provided by individuals who are employees of OBDC Adviser and OBDE Adviser, pursuant to the terms of each of the investment advisory agreements and administration agreements, as applicable. OBDC Adviser and OBDE Adviser, as applicable, manage day-to-day investment operations for OBDC and OBDE.

In addition, OBDC and OBDE reimburse their respective Adviser for allocable portion of expenses incurred in performing its obligations under each administration agreement, including allocable portion of the cost of OBDC’s officers and OBDE’s officers, and their respective staffs.
Compensation of Executive Officers
None of OBDC’s officers or OBDE’s officers will receive direct compensation from OBDC or OBDE, as applicable. The compensation of OBDC’s chief financial officer and chief compliance officer, and OBDE’s chief financial officer and chief compliance officer, will be paid by their respective Adviser (or its affiliates), as applicable, subject to reimbursement by OBDC and OBDE of an allocable portion of such compensation for services rendered by them to OBDC and OBDE, as applicable. To the extent that OBDC’s or OBDE’s respective Adviser outsources any of its functions, OBDC and OBDE will pay the fees associated with such functions on a direct basis without profit to their respective Adviser.
Board Leadership Structure
The business and affairs of OBDC and OBDE are managed under the direction of the OBDC Board and the OBDE Board, as applicable. Among other things, the OBDC Board and the OBDE Board set broad policies for each of OBDC and OBDE, and approves the appointment of the investment adviser, administrator and officers, as applicable. The role of the OBDC Board and the OBDE Board, and of any individual director of OBDC and OBDE, is one of oversight and not of management of OBDC’s day-to-day affairs or OBDE’s day-to-day affairs, as applicable.
Under the OBDC Bylaws and the OBDE Bylaws, each board may designate one director as chair to preside over meetings of each board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by each board, as applicable. The OBDC Board and the OBDE Board appointed Edward D’Alelio, an independent director of each of OBDC and OBDE, to serve in the role of chairman of each board. The chairman’s role is to preside at all meetings of each board and to act as a liaison with the Advisers, counsel and other directors generally between meetings. The chairman serves as a key point person for dealings between management and the directors of OBDC and OBDE. The chairman also may perform such other functions as may be delegated by each board from time to time. Each board reviews matters related to its leadership structure annually. Each board has determined that its leadership structure is appropriate because it allows each board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full board in a manner that enhances effective oversight. The OBDC Board and the OBDE Board believes that its leadership structure is the optimal structure for each of OBDC and OBDE at this time. Each board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of each of OBDC and OBDE, as applicable.
Board Role in Risk Oversight
The OBDC Board and the OBDE Board perform its risk oversight function primarily through (i) its standing committees, which report to each board and are comprised solely of independent directors and (ii) active monitoring of the chief compliance officer of OBDC and OBDE, and compliance policies and procedures of OBDC and OBDE, as applicable. Oversight of other risks is delegated to each of the OBDC committees and OBDE committees. Oversight of OBDC’s investment activities and OBDE’s investment activities extend to oversight of the risk management processes employed by each of OBDC’s and OBDE’s respective Adviser, as applicable, as part of its day-to-day management of investment activities. Each board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Advisers, as applicable, as necessary and periodically requesting the production of risk management reports or presentations. The goal of each board’s risk oversight function is to ensure that the risks associated with OBDC’s investment activities and OBDE’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that each board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

OBDC and OBDE believe that the role of each board in risk oversight is effective and appropriate given the extensive regulation to which OBDC and OBDE are already subject as a BDC. As a BDC, OBDC and OBDE are required to comply with certain regulatory requirements that control the levels of risk in business and operations of OBDC and OBDE. For example, OBDC and OBDE are limited in their ability to enter into transactions with their affiliates, including investing in any portfolio company in which one of the OBDC affiliates and OBDE affiliates currently has an investment, as applicable.

PORTFOLIO MANAGEMENT OF OBDC AND OF OBDE
The management of OBDC’s investment portfolio and OBDE’s investment portfolio is the responsibility of OBDC Adviser and OBDE Adviser, as applicable, and the Diversified Lending Investment Committee. Blue Owl’s Credit platform has four investment committees each of which focuses on a specific investment strategy (Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending). Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged sit on the Diversified Lending Investment Committee. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Jeff Walwyn, Patrick Linnemann, Meenal Mehta and Logan Nicholson. OBDC and OBDE considers the members of the Diversified Lending Investment Committee to be their portfolio managers. The Investment Team, also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer, is supported by certain members of the Advisers’ senior executive team and Blue Owl’s Credit platform’s investment committees. The Investment Team, under the Diversified Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures investments of each of OBDC and OBDE, and will monitor the portfolio companies of each of OBDC and OBDE on an ongoing basis. The Diversified Lending Investment Committee meets regularly to consider investments for each of OBDC and OBDE, direct the strategic initiatives of each of OBDC and OBDE, and supervise the actions taken by OBDC Adviser and OBDE Adviser on behalf of OBDC and OBDE, as applicable. In addition, the Diversified Lending Investment Committee reviews and determines whether to make prospective investments (including approving parameters or guidelines pursuant to which investments in broadly syndicated loans may be made) and monitors the performance of the investment portfolio of each of OBDC and OBDE. Each investment opportunity requires the approval of a majority of the Diversified Lending Investment Committee.
Follow-on investments in existing portfolio companies of each of OBDC and OBDE may require the Diversified Lending Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Diversified Lending Investment Committee. The compensation packages of the Diversified Lending Investment Committee members from OBDC Adviser and OBDE Adviser, as applicable, include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided and may include shares of Blue Owl.
None of OBDC Adviser’s investment professionals or OBDE Adviser’s investment professionals receive any direct compensation from OBDC or OBDE in connection with the management of OBDC’s portfolio and OBDE’s portfolio, as applicable. Certain members of the Diversified Lending Investment Committee, through their financial interests in OBDC Adviser and OBDE Adviser, as applicable, are entitled to a portion of the profits earned by the OBDC and OBDE Adviser, which includes any fees payable to OBDC Adviser and OBDE Adviser under the terms of the Current OBDC Investment Advisory Agreement and the OBDE Investment Advisory Agreement, as applicable, less expenses incurred by OBDC Adviser and OBDE Adviser in performing its services under the Current OBDC Investment Advisory Agreement and OBDE Investment Advisory Agreement, as applicable.
The Investment Team performs a similar role for OBDC II and OCIC and certain members of the Investment Team also perform a similar role for OTF, OTF II and OTIC, from which OBDC Adviser, OBDE Adviser and their affiliates may receive incentive fees.

The members of the Diversified Lending Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of each of OBDC’s portfolio and OBDE’s portfolio. Information regarding the Diversified Lending Investment Committee, is as follows:

Name	Year of Birth
Douglas I. Ostrover	1962
Marc S. Lipschultz	1969
Craig W. Packer	1966
Alexis Maged	1965
Jeff Walwyn	1979
Logan Nicholson	1980
Meenal Mehta	1975
Patrick Linnemann	1983
In addition to managing the investments of OBDC and OBDE, as of December 31, 2023, the portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Blue Owl Capital Corporation II	Business development company	U.S. middle-market lending	$2,190.6
Blue Owl Credit Income Corp.	Business development company	U.S. middle-market lending	$17,259.0
In addition to managing the investments of OBDC and OBDE, as of December 31, 2023, Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Blue Owl Technology Finance Corp.	Business development company	U.S. middle-market technology lending	$6,652.2
Blue Owl Technology Finance Corp. II	Business development company	U.S. middle-market technology lending	$3,913.8
Blue Owl Technology Income Corp.	Business development company	U.S. middle-market technology lending	$3,327.4
As of December 31, 2023, the portfolio managers also managed private funds with a total of approximately $8.8 billion in gross assets.
The management and incentive fees payable by the Blue Owl Credit Clients are based on the gross or net assets and performance, respectively of each Blue Owl Credit Client.
Biographical information regarding the member of the Diversified Lending Investment Committee who is not a director or executive officer of OBDC or OBDE is as follows:
Douglas I. Ostrover is Co-Chief Executive Officer of Blue Owl and the chairman of the firm’s board of directors. Mr. Ostrover is also the Co-Chief Executive Officer and serves as a Co-Chief Investment Officer of each of the Blue Owl Credit Advisers. Mr. Ostrover is also a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Previously, Mr. Ostrover co-founded Owl Rock, the predecessor firm to Blue Owl’s Credit platform. Mr. Ostrover served on the boards of directors of OBDC and OBDC II from 2016 through 2021, on the board of directors of OTF from 2018 through 2021, and on the boards of directors of OBDE and OCIC from 2020 through 2021. Prior to co-founding Owl Rock in 2016, Mr. Ostrover was one of the founders of GSO Capital Partners (GSO), Blackstone's alternative credit platform, and a Senior Managing Director at Blackstone until June 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of Credit Suisse First Boston (CSFB). Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB's Leveraged Finance Group, during which time he was responsible for all of CSFB's origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette ("DLJ"), where he was a Managing Director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ's high yield team since he joined the firm in 1992. Mr. Ostrover is actively involved in non-profit organizations including serving on the Board of Directors of the Michael J. Fox Foundation, the Mount Sinai Health System, and the Leadership Council for Memorial Sloan Kettering, Mr. Ostrover also serves on the investment committee of the Brunswick School. Mr. Ostrover received an M.B.A. from New York University Stern School of Business and a B.A. in Economics from the University of Pennsylvania.
Marc S. Lipschultz is Co-Chief Executive Officer of Blue Owl and a member of the firm’s board of directors. Mr. Lipschultz also serves as Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Lipschultz co-founded Owl Rock, the predecessor firm to Blue Owl’s Credit platform. Prior to co-founding Owl Rock in 2016, Mr. Lipschultz spent more than two decades at KKR, serving on the firm’s Management Committee and as the Global Head of Energy and Infrastructure. Mr. Lipschultz has a wide range of experience in alternative investments, including leadership roles in private equity, private credit and real assets. Prior to joining KKR, Mr. Lipschultz was with Goldman, Sachs & Co., where he focused on mergers and acquisitions and principal investment activities. Mr. Lipschultz serves on the board of the Hess Corporation and is actively involved in a variety of nonprofit organizations, serving as a trustee or board member of the 92nd Street Y, American Enterprise Institute for Public Policy Research, Michael J. Fox Foundation, Mount Sinai Health System, Riverdale Country School and the Stanford University Board of Trustees. Mr. Lipschultz received an M.B.A. with high distinction, Baker Scholar, from Harvard Business School and an A.B. with honors and distinction, Phi Beta Kappa, from Stanford University.
Alexis Maged is Chief Credit Officer of Blue Owl’s Credit platform, a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of each of the Blue Owl Credit Advisers and Vice President of each of the Blue Owl BDCs. Mr. Maged is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in January 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York-based provider of pet-themed products and technology from September 2014 to November 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank’s Global Credit Finance businesses, Co-Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid-2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group’s Leveraged Finance Group, where he coordinated the firm’s High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette (“DLJ”). Upon DLJ’s merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse’s Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received an M.B.A. from New York University Stern School of Business and a B.A. from Vassar College.
Jeff Walwyn is a Managing Director in Blue Owl’s Credit platform, serves as the Head of Underwriting nontechnology for each of the Blue Owl Credit Advisers and serves as a member of the Diversified Lending Investment Committee. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in 2017, Mr. Walwyn was a Managing Director with Guggenheim Partners from 2015 until 2017. Upon Apollo Global Management's acquisition of Gulf Stream Asset management in 2011, Mr. Walwyn joined Apollo and was a Principal until 2014. Prior to its acquisition by Apollo, Mr. Walwyn was a Vice President at Gulf Stream Asset Management where he started in 2006. Earlier in his career, Mr. Walwyn worked in Investment Banking with

JPMorgan. Mr. Walwyn received an M.B.A. from Duke University's Fuqua School of Business and a B.A. from Cornell University and is a Chartered Financial Analyst.
Meenal Mehta is a Managing Director at Blue Owl, a member of the Investment Team and a member of the Diversified Lending Investment Committee. Ms. Mehta is also a Co-Head of Underwriting for the Investment Team. Before joining Blue Owl in 2021, Ms. Mehta was a Managing Director at Antares Capital, a direct lender to middle-market firms based in New York. Prior to that, Ms. Mehta was a Vice President at GE Capital. Ms. Mehta began her career as a Manager at L&T Finance Limited, Mumbai India in the Treasury Group. Ms. Mehta received an MBA from Goizueta Business School, Emory University, an MS in Management Studies with a specialization in Finance from NMIMS, Mumbai University and a BS in Commerce and Economics from Sydenham College, Mumbai University.
Patrick Linnemann is a Managing Director at Blue Owl, a member of the Investment Team and, a member of the Diversified Lending Investment Committee. Mr. Linnemann is also a Portfolio Manager for certain funds in Blue Owl’s Diversified Lending strategy, including Blue Owl Diversified Lending Fund. Before joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform in 2016, Mr. Linnemann was a Vice President at Angel Island Capital, the credit investment platform of Golden Gate Capital, from 2015 to 2016, where he focused on sourcing and evaluating credit investments. Before that, Mr. Linnemann was Vice President of the Leveraged Finance Capital Markets Group at Goldman Sachs & Co. in New York from 2006 to 2015. Mr. Linnemann received a BA in Economics from the University of Pennsylvania.

BUSINESS OF OBDE
The information in “Item 1. Business” in Part I of OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF OBDE
The information in “Item 8. Consolidated Financial Statements and Supplementary Data — Note 11. Financial Highlights” in Part II of OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in “Item 1. Consolidated Financial Statements — Note 11. Financial Highlights” in Part I of OBDE’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OBDE
The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of OBDE’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 is incorporated herein by reference.

SENIOR SECURITIES OF OBDE
Information about OBDE’s senior securities is shown as of the dates indicated in the below table. This information about OBDE’s senior securities should be read in conjunction with OBDE’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” The report of OBDE’s independent registered public accounting firm on the senior securities table is attached as an exhibit to the registration statement of which this joint proxy statement/prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Subscription Credit Facility(5)
December 31, 2021	$—	$—	—	N/A
December 31, 2020	$228.8	$2,250	—	N/A
Revolving Credit Facility
June 30, 2024 (Unaudited)	$487.7	$1,758	—	N/A
December 31, 2023	$118.1	$2,059	—	N/A
December 31, 2022	$144.4	$2,066	—	N/A
December 31, 2021	$215.7	$2,331	—	N/A
SPV Asset Facility I
June 30, 2024 (Unaudited)	$375.0	$1,758	—	N/A
December 31, 2023	$265.0	$2,059	—	N/A
December 31, 2022	$500.0	$2,066	—	N/A
December 31, 2021	$575.0	$2,331	—	N/A
SPV Asset Facility II
June 30, 2024 (Unaudited)	$350.0	$1,758	—	N/A
December 31, 2023	$320.0	$2,059	—	N/A
December 31, 2022	$320.0	$2,066	—	N/A
December 31, 2021	$135.0	$2,331	—	N/A
SPV Asset Facility III
June 30, 2024 (Unaudited)	$170.0	$1,758	—	N/A
CLO XIV
June 30, 2024 (Unaudited)	$260.0	$1,758	—	N/A
December 31, 2023	$260.0	$2,059	—	N/A
2027 Notes
June 30, 2024 (Unaudited)	$325.0	$1,758	—	N/A
December 31, 2023	$325.0	$2,059	—	N/A
December 31, 2022	$325.0	$2,066	—	N/A
December 31, 2021	$325.0	$2,331	—	N/A
July 2025 Notes
June 30, 2024 (Unaudited)	$142.0	$1,758	—	N/A
December 31, 2023	$142.0	$2,059	—	N/A
December 31, 2022	$142.0	$2,066	—	N/A
July 2027 Notes
June 30, 2024 (Unaudited)	$250.0	$1,758	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
December 31, 2023	$250.0	$2,059	—	N/A
December 31, 2022	$250.0	$2,066	—	N/A
Series 2023A Notes
June 30, 2024 (Unaudited)	$100.0	$1,758	—	N/A
December 31, 2023	$100.0	$2,059	—	N/A
Promissory Note(6)
December 31, 2022	$—	$2,066	—	N/A
December 31, 2021	$—	$2,331	—	N/A
______________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of OBDE’s total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon OBDE’s involuntary liquidation in preference to any security junior to it. The "—" in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Not applicable because the senior securities are not registered for public trading.
(5)Facility was terminated in 2021.
(6)Facility was terminated in 2022.

PORTFOLIO COMPANIES OF OBDE
The following table sets forth certain information regarding each of the portfolio companies in which OBDE had a debt or equity investment as of June 30, 2024. OBDE offers to make available significant managerial assistance to its portfolio companies. OBDE may receive observation or participation rights on its portfolio companies’ boards of directors. Other than these investments, OBDE’s only relationships with its portfolio companies are the managerial assistance it may separately provide or any observation or participation rights it may receive, which would be ancillary to its investments.

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(8)(10) 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	First lien senior secured loan		12.00% PIK	07/2030	0.0%	8,499	6,774	6,774
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(9)(10) 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	LLC Interest		N/A	N/A	6.7%	4,461,734	4,462	4,460
AAM Series 2.1 Aviation Feeder, LLC(8)(10) 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	First lien senior secured loan		12.00% PIK	11/2030	0.0%	4,662	4,662	4,662
AAM Series 2.1 Aviation Feeder, LLC(10) 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	LLC Interest		N/A	N/A	6.7%	1,732,834	1,733	1,726
ABB/Con-cise Optical Group LLC(1)(3) 12301 Northwest 39th Street, Coral Springs, FL, 33065	Distribution	First lien senior secured loan	SR +	7.50%	02/2028	0.0%	850	842	831
Accelerate Topco Holdings, LLC 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	Common Units		N/A	N/A	0.0%	5,129	142	193
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(1)(2) 1500 East Lake Cook Road, Buffalo Grove, IL, 60089	Chemicals	Second lien senior secured loan	SR +	7.75%	11/2028	0.0%	6,500	6,438	6,175
Alera Group, Inc.(1)(2) 3 Parkway North, Deerfield, IL, 60015	Insurance	First lien senior secured loan	SR +	5.25%	10/2028	0.0%	87,534	87,534	87,534
Allied Benefit Systems Intermediate LLC(1)(2) 200 W Adams St., Suite 500, Chicago, IL, 60606	Healthcare providers and services	First lien senior secured loan	SR +	5.25%	10/2030	0.0%	5,059	4,989	5,022
Allied Benefit Systems Intermediate LLC(1)(9) 200 W Adams St., Suite 500, Chicago, IL, 60606	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.25%	10/2025	0.0%	—	(6)	—
Amergin Asset Management, LLC 1100 Highland Drive, Boca Raton, FL, 33487	Asset Based Lending and Fund Finance	Class A Units		N/A	N/A	5.0%	50,000,000	—	—
AmeriLife Holdings LLC(1)(2) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured loan	SR +	5.75%	08/2029	0.0%	10,364	10,196	10,364
AmeriLife Holdings LLC(1)(9) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured delayed draw term loan	SR +	5.75%	06/2026	0.0%	—	—	—
AmeriLife Holdings LLC(1)(9) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured revolving loan	SR +	5.75%	08/2028	0.0%	—	(13)	—
Anaplan, Inc.(1)(3) 50 Hawthorne Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	SR +	5.75%	06/2029	0.0%	27,016	27,016	27,016
Anaplan, Inc.(1)(3) 50 Hawthorne Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	SR +	5.75%	06/2029	0.0%	810	803	810
Anchor Packaging, LLC(1)(2) 13515 Barrett Parkway Drive, Saint Louis, MO, 63021	Containers and packaging	First lien senior secured loan	SR +	3.75%	07/2029	0.0%	10,000	9,976	9,993
Apex Group Treasury LLC(1)(3) Vallis Building, 4th Floor, 58 Par-la-Ville Rd, Hamilton HM11, Bermuda	Professional services	Second lien senior secured loan	SR +	6.75%	07/2029	0.0%	11,618	11,476	11,618
Apex Service Partners, LLC(1)(3) 201 East Kennedy Boulevard, Tampa, FL, 33602	Professional services	First lien senior secured loan	SR +	7.00% (2.00% PIK)	10/2030	0.0%	7,336	7,167	7,226

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Apex Service Partners, LLC(1)(3)(9) 201 East Kennedy Boulevard, Tampa, FL, 33602	Professional services	First lien senior secured delayed draw term loan	SR +	7.00% (2.00% PIK)	10/2025	0.0%	1,564	1,526	1,541
Apex Service Partners, LLC(1)(3)(9) 201 East Kennedy Boulevard, Tampa, FL, 33602	Professional services	First lien senior secured revolving loan	SR +	6.50%	10/2029	0.0%	259	246	250
Aptean Acquiror, Inc. (dba Aptean)(1)(2) 4325 Alexander Drive, Alpharetta, GA, 30022	Internet software and services	First lien senior secured loan	SR +	5.25%	01/2031	0.0%	15,705	15,555	15,627
Aptean Acquiror, Inc. (dba Aptean)(1)(2)(9) 4325 Alexander Drive, Alpharetta, GA, 30022	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.25%	01/2026	0.0%	138	124	137
Aptean Acquiror, Inc. (dba Aptean)(1)(9) 4325 Alexander Drive, Alpharetta, GA, 30022	Internet software and services	First lien senior secured revolving loan	SR +	5.25%	01/2031	0.0%	—	(14)	(7)
Aptive Environmental, LLC(8) 5132 North 300 West, Provo, UT, 84604	Household products	First lien senior secured loan		12.00% (6.00% PIK)	01/2026	0.0%	3,346	3,070	3,404
Arctic Holdco, LLC (dba Novvia Group)(1)(3) 1311 S 39th St, St. Louis, MO 63110, Saint Louis, MO, 63110	Containers and packaging	First lien senior secured loan	SR +	6.00%	12/2026	0.0%	3,184	3,131	3,160
Arctic Holdco, LLC (dba Novvia Group)(1)(9) 1311 S 39th St, St. Louis, MO 63110, Saint Louis, MO, 63110	Containers and packaging	First lien senior secured delayed draw term loan	SR +	6.00%	12/2024	0.0%	—	(37)	(17)
Ardonagh Midco 3 PLC(1)(2) 2 Minster Court, London, United Kingdom	Insurance	First lien senior secured loan	SR +	3.75%	02/2031	0.0%	10,000	9,950	9,950
Artifact Bidco, Inc. (dba Avetta)(1)(3) 3300 North Triumph Boulevard, Lehi, UT, 84043	Internet software and services	First lien senior secured loan	SR +	4.50%	05/2031	0.0%	2,906	2,891	2,891
Artifact Bidco, Inc. (dba Avetta)(1)(9) 3300 North Triumph Boulevard, Lehi, UT, 84043	Internet software and services	First lien senior secured delayed draw term loan	SR +	4.50%	05/2027	0.0%	—	(5)	(2)
Artifact Bidco, Inc. (dba Avetta)(1)(9) 3300 North Triumph Boulevard, Lehi, UT, 84043	Internet software and services	First lien senior secured revolving loan	SR +	4.50%	05/2030	0.0%	—	(3)	(3)
Ascend Buyer, LLC (dba PPC Flexible Packaging)(1)(3) 1111 Busch Parkway, Buffalo Grove, IL, 60089	Containers and packaging	First lien senior secured loan	SR +	5.75%	10/2028	0.0%	63,688	63,125	63,688
Ascend Buyer, LLC (dba PPC Flexible Packaging)(1)(3)(9) 1111 Busch Parkway, Buffalo Grove, IL, 60089	Containers and packaging	First lien senior secured revolving loan	SR +	5.75%	09/2027	0.0%	1,702	1,674	1,702
Ascensus Holdings, Inc.(1)(2) 200 Dryden Road, Dresher, PA, 19025	Financial services	First lien senior secured loan	SR +	3.50%	08/2028	0.0%	4,974	4,939	4,969
ASP Conair Holdings LP 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	Class A Units		N/A	N/A	0.0%	12,857	1,286	1,317
Associations Finance, Inc.(8) 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	Unsecured notes		14.25% PIK	05/2030	0.0%	35,648	35,380	35,368
Associations, Inc.(1)(3) 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	First lien senior secured loan	SR +	6.50%	07/2028	0.0%	95,460	95,367	95,367
Associations, Inc.(1)(9) 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	First lien senior secured delayed draw term loan	SR +	6.50%	07/2028	0.0%	—	(7)	(7)
Associations, Inc.(1)(9) 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	First lien senior secured revolving loan	SR +	6.50%	07/2028	0.0%	—	(6)	(6)
AssuredPartners, Inc.(1)(2) 450 South Orange Avenue, Orlando, FL, 32801	Insurance	First lien senior secured loan	SR +	3.50%	02/2031	0.0%	4,988	4,964	4,997
Asurion, LLC(1)(2) 140 11th Avenue North, Nashville, TN, 37203	Insurance	First lien senior secured loan	SR +	4.25%	08/2028	0.0%	6,965	6,908	6,905
Asurion, LLC(1)(2) 140 11th Avenue North, Nashville, TN, 37203	Insurance	Second lien senior secured loan	SR +	5.25%	01/2028	0.0%	5,000	5,000	4,639
Asurion, LLC(1)(2) 140 11th Avenue North, Nashville, TN, 37203	Insurance	Second lien senior secured loan	SR +	5.25%	01/2029	0.0%	15,000	14,898	13,795

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Aurelia Netherlands Midco 2 B.V.(1)(6) Postboks 490 Sentrum, Oslo, Norway	Business services	First lien senior secured EUR term loan	E +	5.75%	05/2031	0.0%	€13,943	14,603	14,756
Avalara, Inc.(1)(3) 255 South King Street, Seattle, WA, 98104	Internet software and services	First lien senior secured loan	SR +	6.75%	10/2028	0.0%	27,273	26,952	27,273
Avalara, Inc.(1)(9) 255 South King Street, Seattle, WA, 98104	Internet software and services	First lien senior secured revolving loan	SR +	6.75%	10/2028	0.0%	—	(29)	—
AWP Group Holdings, Inc.(1)(3) 4244 Mount Pleasant Street Northwest, North Canton, OH, 44720	Infrastructure and environmental services	First lien senior secured loan	SR +	5.50%	12/2029	0.0%	758	747	750
AWP Group Holdings, Inc.(1)(3)(9) 4244 Mount Pleasant Street Northwest, North Canton, OH, 44720	Infrastructure and environmental services	First lien senior secured delayed draw term loan	SR +	5.50%	08/2025	0.0%	80	78	79
AWP Group Holdings, Inc.(1)(3)(9) 4244 Mount Pleasant Street Northwest, North Canton, OH, 44720	Infrastructure and environmental services	First lien senior secured revolving loan	SR +	5.50%	12/2029	0.0%	60	58	58
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(1)(2) 17200 Laguna Canyon Road, Irvine, CA, 92618	Internet software and services	First lien senior secured loan	SR +	6.50%	03/2031	0.0%	1,176	1,158	1,161
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(1)(2)(9) 17200 Laguna Canyon Road, Irvine, CA, 92618	Internet software and services	First lien senior secured delayed draw term loan	SR +	6.50%	03/2026	0.0%	1,710	1,678	1,684
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(1)(9) 17200 Laguna Canyon Road, Irvine, CA, 92618	Internet software and services	First lien senior secured revolving loan	SR +	6.50%	03/2031	0.0%	—	(6)	(5)
Baker Tilly Advisory Group, L.P.(1)(2) 205 North Michigan Avenue, Chicago, IL, 60601	Financial services	First lien senior secured loan	SR +	5.00%	06/2031	0.0%	17,782	17,517	17,515
Baker Tilly Advisory Group, L.P.(1)(9) 205 North Michigan Avenue, Chicago, IL, 60601	Financial services	First lien senior secured delayed draw term loan	SR +	5.00%	06/2026	0.0%	—	(26)	(27)
Baker Tilly Advisory Group, L.P.(1)(9) 205 North Michigan Avenue, Chicago, IL, 60601	Financial services	First lien senior secured revolving loan	SR +	5.00%	06/2030	0.0%	—	(58)	(59)
Balrog Acquisition, Inc. (dba BakeMark)(1)(2) 7351 Crider Avenue, Pico Rivera, CA, 90660	Food and beverage	Second lien senior secured loan	SR +	7.00%	09/2029	0.0%	6,000	5,963	6,000
Bamboo US BidCo LLC(1)(3) 927 S Curry Pike, Bloomington, IN, 47403	Healthcare equipment and services	First lien senior secured loan	SR +	6.75% (3.38% PIK)	09/2030	0.0%	2,491	2,424	2,448
Bamboo US BidCo LLC(1)(6) 927 S Curry Pike, Bloomington, IN, 47403	Healthcare equipment and services	First lien senior secured EUR term loan	E +	6.75% (3.38% PIK)	09/2030	0.0%	€1,550	1,597	1,636
Bamboo US BidCo LLC(1)(3)(9) 927 S Curry Pike, Bloomington, IN, 47403	Healthcare equipment and services	First lien senior secured delayed draw term loan	SR +	6.75% (3.38% PIK)	03/2025	0.0%	73	67	71
Bamboo US BidCo LLC(1)(9) 927 S Curry Pike, Bloomington, IN, 47403	Healthcare equipment and services	First lien senior secured revolving loan	SR +	6.00%	10/2029	0.0%	—	(13)	(9)
Bayshore Intermediate #2, L.P. (dba Boomi)(1)(3) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Internet software and services	First lien senior secured loan	SR +	7.75% PIK	10/2028	0.0%	25,492	25,193	25,492
Bayshore Intermediate #2, L.P. (dba Boomi)(1)(9) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Internet software and services	First lien senior secured revolving loan	SR +	6.50%	10/2027	0.0%	—	(19)	—
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(1)(2) 255 US Hwy 1 And 9, Jersey City, NJ, 07306	Distribution	First lien senior secured loan	SR +	4.00%	01/2027	0.0%	4,988	4,976	4,985
BCPE Osprey Buyer, Inc. (dba PartsSource)(1)(3) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured loan	SR +	5.75%	08/2028	0.0%	52,953	52,387	52,555
BCPE Osprey Buyer, Inc. (dba PartsSource)(1)(2) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured delayed draw term loan	SR +	5.75%	08/2028	0.0%	2,754	2,719	2,734

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
BCPE Osprey Buyer, Inc. (dba PartsSource)(1)(2)(9) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	0.0%	2,107	1,983	2,091
BCPE Osprey Buyer, Inc. (dba PartsSource)(1)(2)(9) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured revolving loan	SR +	5.75%	08/2026	0.0%	3,011	2,969	2,969
BCTO BSI Buyer, Inc. (dba Buildertrend)(1)(3) 11818 I Street, Omaha, NE, 68137	Internet software and services	First lien senior secured loan	SR +	7.50% (7.50% PIK)	12/2026	0.0%	11,041	10,987	11,041
BCTO BSI Buyer, Inc. (dba Buildertrend)(1)(9) 11818 I Street, Omaha, NE, 68137	Internet software and services	First lien senior secured revolving loan	SR +	7.50%	12/2026	0.0%	—	(10)	—
BCTO WIW Holdings, Inc. (dba When I Work) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	Class A Common Stock		N/A	N/A	1.8%	57,000	5,700	3,363
Belmont Buyer, Inc. (dba Valenz)(1)(4) 23048 North 15th Avenue, Phoenix, AZ, 85027	Healthcare providers and services	First lien senior secured loan	SR +	6.50%	06/2029	0.0%	3,655	3,591	3,655
Belmont Buyer, Inc. (dba Valenz)(1)(4)(9) 23048 North 15th Avenue, Phoenix, AZ, 85027	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	6.50%	12/2024	0.0%	774	758	774
Belmont Buyer, Inc. (dba Valenz)(1)(9) 23048 North 15th Avenue, Phoenix, AZ, 85027	Healthcare providers and services	First lien senior secured revolving loan	SR +	6.50%	06/2029	0.0%	—	(7)	—
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(1)(2) 307 Waverley Oaks Road, Waltham, MA, 02452	Consumer products	First lien senior secured loan	SR +	3.75%	04/2031	0.0%	10,000	9,952	9,951
Berlin Packaging(1)(2) 525 West Monroe Street, Chicago, IL, 60661	Containers and packaging	First lien senior secured loan	SR +	3.75%	06/2031	0.0%	10,000	9,975	10,019
Blackhawk Network Holdings, Inc.(1)(2) 6220 Stoneridge Mall Rd, Pleasanton, CA 94588	Financial services	First lien senior secured loan	SR +	5.00%	03/2029	0.0%	15,000	14,706	15,029
Blast Bidco Inc. (dba Bazooka Candy Brands)(1)(3) 200 Vesey Street, New York, NY, 10281	Food and beverage	First lien senior secured loan	SR +	6.00%	10/2030	0.0%	8,486	8,289	8,465
Blast Bidco Inc. (dba Bazooka Candy Brands)(1)(9) 200 Vesey Street, New York, NY, 10281	Food and beverage	First lien senior secured revolving loan	SR +	6.00%	10/2029	0.0%	—	(22)	(2)
Boxer Parent Company Inc. (f/k/a BMC)(1)(2) 2103 CityWest Boulevard, Houston, TX, 77042	Business services	First lien senior secured loan	SR +	4.00%	12/2028	0.0%	9,950	9,950	9,959
BP Veraison Buyer, LLC (dba Sun World)(1)(3) 5701 Truxtun Avenue, Bakersfield, CA, 93309	Food and beverage	First lien senior secured loan	SR +	5.50%	05/2027	0.0%	34,605	34,375	34,605
BP Veraison Buyer, LLC (dba Sun World)(1)(9) 5701 Truxtun Avenue, Bakersfield, CA, 93309	Food and beverage	First lien senior secured revolving loan	SR +	5.50%	05/2027	0.0%	—	(27)	—
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(1)(3) 7055 Lindell Rd. Las Vegas, Nevada 89118	Distribution	First lien senior secured loan	SR +	6.00%	10/2029	0.0%	49,857	49,400	49,857
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(1)(3)(9) 7055 Lindell Rd. Las Vegas, Nevada 89118	Distribution	First lien senior secured delayed draw term loan	SR +	6.00%	10/2025	0.0%	3,411	3,355	3,411
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(1)(9) 7055 Lindell Rd. Las Vegas, Nevada 89118	Distribution	First lien senior secured revolving loan	SR +	6.00%	10/2029	0.0%	—	(38)	—
BridgeBio Pharma, Inc.(1)(3) 3160 Porter Drive, Palo Alto, CA, 94304	Pharmaceuticals	First lien senior secured loan	SR +	6.50%	01/2029	0.0%	15,000	14,979	14,963
Brightway Holdings, LLC(1)(2) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	First lien senior secured loan	SR +	6.50%	12/2027	0.0%	19,587	19,426	19,342
Brightway Holdings, LLC(1)(9) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	First lien senior secured revolving loan	SR +	6.50%	12/2027	0.0%	—	(15)	(26)
Broadcast Music, Inc.(1)(3) 7 World Trade Center, New York, NY, 10007	Advertising and media	First lien senior secured loan	SR +	5.75%	02/2030	0.0%	19,038	18,585	18,610

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Broadcast Music, Inc.(1)(9) 7 World Trade Center, New York, NY, 10007	Advertising and media	First lien senior secured revolving loan	SR +	5.75%	02/2030	0.0%	—	(81)	(78)
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi) 1400 Liberty Ridge Drive, Chesterbrook, PA, 19087	Internet software and services	Common Units		N/A	N/A	0.1%	1,729,439	1,729	1,886
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(1)(3) 3025 Windward Plaza, Alpharetta, GA, 30005	Internet software and services	First lien senior secured loan	SR +	5.50%	08/2027	0.0%	9,968	9,831	9,669
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(1)(3)(9) 3025 Windward Plaza, Alpharetta, GA, 30005	Internet software and services	First lien senior secured revolving loan	SR +	5.50%	08/2027	0.0%	303	292	277
CCI BUYER, INC. (dba Consumer Cellular)(1)(3) 9363 East Bahia Drive, Scottsdale, AZ, 85260	Telecommunications	First lien senior secured loan	SR +	4.00%	12/2027	0.0%	9,949	9,882	9,952
CD&R Value Building Partners I, L.P. (dba Belron) Milton Park, Stroude Road, Egham TW20 9EL, United Kingdom	Automotive Services	LP Interest		N/A	N/A	0.1%	32,865	32,911	40,315
Cirque du Soleil Canada, Inc.(1)(3) 8400 Ave du Cirque, Montreal, QC, Canada	Leisure and entertainment	First lien senior secured loan	SR +	3.75%	03/2030	0.0%	4,987	4,987	4,978
CivicPlus, LLC(1)(3) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	First lien senior secured loan	SR +	5.75% (2.50% PIK)	08/2027	0.0%	15,992	15,901	15,992
CivicPlus, LLC(1)(9) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	08/2027	0.0%	—	(6)	—
Cloud Software Group, Inc.(1)(3) 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Internet software and services	First lien senior secured loan	SR +	4.50%	03/2031	0.0%	15,000	14,891	15,029
Conair Holdings LLC(1)(2) 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	First lien senior secured loan	SR +	3.75%	05/2028	0.0%	10,588	10,546	10,521
ConAir Holdings LLC(1)(2) 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	Second lien senior secured loan	SR +	7.50%	05/2029	0.0%	31,280	30,924	31,280
Confluent Health, LLC(1)(2) 175 South English Station Road, Louisville, KY, 40245	Healthcare providers and services	First lien senior secured loan	SR +	5.00%	11/2028	0.0%	4,988	4,847	4,925
Confluent Medical Technologies, Inc.(1)(3) 6263 North Scottsdale Road, Scottsdale, AZ, 85250	Healthcare equipment and services	First lien senior secured loan	SR +	3.75%	02/2029	0.0%	14,924	14,796	14,886
Cornerstone OnDemand, Inc.(1)(2) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404	Human resource support services	Second lien senior secured loan	SR +	6.50%	10/2029	0.0%	44,583	44,087	40,794
Coupa Holdings, LLC(1)(3) 1855 South Grant Street, San Mateo, CA, 94402	Internet software and services	First lien senior secured loan	SR +	5.50%	02/2030	0.0%	785	785	785
Covetrus, Inc.(1)(3) 7 Custom House Street, Portland, ME, 04101	Healthcare providers and services	Second lien senior secured loan	SR +	9.25%	10/2030	0.0%	25,000	24,558	24,438
CP PIK Debt Issuer, LLC (dba CivicPlus, LLC)(1)(3) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	Unsecured notes	SR +	11.75% PIK	06/2034	0.0%	8,827	8,665	8,826
Cresset Capital Management, LLC(1)(3) 444 West Lake Street, Chicago, IL, 60606	Financial services	First lien senior secured loan	SR +	5.00%	06/2030	0.0%	7,836	7,758	7,757
Cresset Capital Management, LLC(1)(9) 444 West Lake Street, Chicago, IL, 60606	Financial services	First lien senior secured revolving loan	SR +	5.00%	06/2029	0.0%	—	(11)	(11)
Crewline Buyer, Inc. (dba New Relic)(1)(3) 188 Spear Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	SR +	6.75%	11/2030	0.0%	36,551	36,037	36,460
Crewline Buyer, Inc. (dba New Relic)(1)(9) 188 Spear Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured revolving loan	SR +	6.75%	11/2030	0.0%	—	(52)	(10)
CSC MKG Topco LLC (dba Medical Knowledge Group)(1)(2) One World Trade Center, New York, NY, 10007	Healthcare equipment and services	First lien senior secured loan	SR +	5.75%	02/2029	0.0%	837	825	828

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
CSC MKG Topco LLC (dba Medical Knowledge Group)(1)(2) One World Trade Center, New York, NY, 10007	Healthcare equipment and services	First lien senior secured loan	SR +	5.75%	02/2029	0.0%	2,940	2,866	2,911
DCG ACQUISITION CORP. (dba DuBois Chemical)(1)(2) 3630 East Kemper Road, Sharonville, OH, 45241	Chemicals	First lien senior secured loan	SR +	4.75%	06/2031	0.0%	16,986	16,820	16,816
DCG ACQUISITION CORP. (dba DuBois Chemical)(1)(9) 3630 East Kemper Road, Sharonville, OH, 45241	Chemicals	First lien senior secured delayed draw term loan	SR +	4.75%	06/2026	0.0%	—	(14)	(14)
DCG ACQUISITION CORP. (dba DuBois Chemical)(1)(9) 3630 East Kemper Road, Sharonville, OH, 45241	Chemicals	First lien senior secured revolving loan	SR +	4.75%	06/2031	0.0%	—	(28)	(28)
Deerfield Dakota Holdings(1)(3) 55 East 52nd Street, New York, NY, 10055	Financial services	First lien senior secured loan	SR +	3.75%	04/2027	0.0%	9,974	9,986	9,962
Deerfield Dakota Holdings(1)(3) 55 East 52nd Street, New York, NY, 10055	Financial services	Second lien senior secured loan	SR +	6.75%	04/2027	0.0%	8,000	8,010	7,980
Denali Buyerco, LLC (dba Summit Companies)(1)(3) 2500 Lexington Avenue South, Mendota Heights, MN, 55120	Business services	First lien senior secured loan	SR +	5.75%	09/2028	0.0%	70,826	70,351	70,826
Denali Buyerco, LLC (dba Summit Companies)(1)(9) 2500 Lexington Avenue South, Mendota Heights, MN, 55120	Business services	First lien senior secured revolving loan	SR +	5.75%	09/2027	0.0%	—	(32)	—
Denali Holding, LP (dba Summit Companies) 2500 Lexington Avenue South, Mendota Heights, MN, 55120	Business services	Class A Units		N/A	N/A	0.5%	413,725	4,215	6,913
Diagnostic Services Holdings, Inc. (dba Rayus Radiology)(1)(2) 5775 Wayzata Boulevard, St. Louis Park, MN, 55416	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	03/2025	0.0%	2,486	2,486	2,486
Diamondback Acquisition, Inc. (dba Sphera)(1)(2) 130 East Randolph Street, Chicago, IL, 60601	Business services	First lien senior secured loan	SR +	5.50%	09/2028	0.0%	46,629	46,003	46,162
Dodge Construction Network Holdings, L.P. 34 Crosby Drive Suite 202. Bedford, MA	Buildings and real estate	Class A-2 Common Units		N/A	N/A	0.1%	431,889	368	198
Dodge Construction Network Holdings, L.P.(1)(3) 34 Crosby Drive Suite 202. Bedford, MA	Buildings and real estate	Series A Preferred Units	SR +	8.25%	N/A	0.1%	—	9	6
Dresser Utility Solutions, LLC(1)(2) 16240 Port Northwest Drive, Houston, TX, 77041	Energy equipment and services	First lien senior secured loan	SR +	5.50%	03/2029	0.0%	18,015	17,844	17,834
Dresser Utility Solutions, LLC(1)(9) 16240 Port Northwest Drive, Houston, TX, 77041	Energy equipment and services	First lien senior secured revolving loan	SR +	5.50%	03/2029	0.0%	—	(21)	(23)
DuraServ LLC(1)(2) 2200 Luna Road, Carrollton, TX, 75006	Business services	First lien senior secured loan	SR +	4.75%	06/2031	0.0%	23,464	23,348	23,347
DuraServ LLC(1)(9) 2200 Luna Road, Carrollton, TX, 75006	Business services	First lien senior secured delayed draw term loan	SR +	4.75%	06/2026	0.0%	—	(22)	(22)
DuraServ LLC(1)(9) 2200 Luna Road, Carrollton, TX, 75006	Business services	First lien senior secured revolving loan	SR +	4.75%	06/2030	0.0%	—	(22)	(22)
EET Buyer, Inc. (dba e-Emphasys)(1)(3) 2501 Weston Parkway, Cary, NC, 27513	Internet software and services	First lien senior secured loan	SR +	5.00%	11/2027	0.0%	19,106	18,986	19,106
EET Buyer, Inc. (dba e-Emphasys)(1)(9) 2501 Weston Parkway, Cary, NC, 27513	Internet software and services	First lien senior secured revolving loan	SR +	5.00%	11/2027	0.0%	—	(11)	—
Elliott Alto Co-Investor Aggregator L.P. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Internet software and services	LP Interest		N/A	N/A	0.0%	2,873,134	2,892	3,694
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(1)(2) 2003 Edmund Halley Drive, Reston, VA, 20191	Education	First lien senior secured loan	SR +	3.50%	10/2029	0.0%	9,995	9,983	10,033

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Endries Acquisition, Inc.(1)(2) 714 West Ryan Street, Brillion, WI, 54110	Distribution	First lien senior secured loan	SR +	5.25%	12/2028	0.0%	18,518	18,391	18,379
Endries Acquisition, Inc.(1)(2) 714 West Ryan Street, Brillion, WI, 54110	Distribution	First lien senior secured delayed draw term loan	SR +	5.25%	12/2028	0.0%	3,889	3,863	3,860
Endries Acquisition, Inc.(1)(9) 714 West Ryan Street, Brillion, WI, 54110	Distribution	First lien senior secured delayed draw term loan	SR +	5.25%	12/2025	0.0%	—	(12)	(13)
Engage Debtco Limited(1)(3) Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom	Healthcare providers and services	First lien senior secured loan	SR +	6.00% (2.50% PIK)	07/2029	0.0%	1,019	1,000	1,004
Engineered Machinery Holdings, Inc. (dba Duravant)(1)(3) 3500 Lacey Road, Downers Grove, IL, 60515	Manufacturing	First lien senior secured loan	SR +	3.75%	05/2028	0.0%	9,949	9,880	9,980
EOS Finco S.A.R.L(1)(4) 1 Rue des Alouettes, 95600 Eaubonne, France	Telecommunications	First lien senior secured loan	SR +	6.00%	10/2029	0.0%	8,485	8,107	6,878
EOS U.S. Finco LLC(1)(3)(9) 1 Rue des Alouettes, 95600 Eaubonne, France	Telecommunications	First lien senior secured delayed draw term loan	SR +	6.00%	05/2026	0.0%	35	8	(176)
Essential Services Holding Corporation (dba Turnpoint)(1)(2) 3416 Robards Court, Louisville, KY, 40218	Professional services	First lien senior secured loan	SR +	5.00%	06/2031	0.0%	6,256	6,194	6,194
Essential Services Holding Corporation (dba Turnpoint)(1)(9) 3416 Robards Court, Louisville, KY, 40218	Professional services	First lien senior secured delayed draw term loan	SR +	5.00%	06/2026	0.0%	—	(6)	(6)
Essential Services Holding Corporation (dba Turnpoint)(1)(9) 3416 Robards Court, Louisville, KY, 40218	Professional services	First lien senior secured revolving loan	SR +	5.00%	06/2030	0.0%	—	(8)	(8)
Evology, LLC 5132 North 300 West, Provo, UT, 84604	Household products	Class B Units		N/A	N/A	0.1%	113	540	516
Evolution BuyerCo, Inc. (dba SIAA)(1)(3) 234 Lafayette Road, Hampton, NH, 03842	Insurance	First lien senior secured loan	SR +	6.25%	04/2028	0.0%	29,057	28,801	29,057
Evolution BuyerCo, Inc. (dba SIAA)(1)(3)(9) 234 Lafayette Road, Hampton, NH, 03842	Insurance	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	0.0%	826	795	823
Evolution BuyerCo, Inc. (dba SIAA)(1)(9) 234 Lafayette Road, Hampton, NH, 03842	Insurance	First lien senior secured revolving loan	SR +	6.25%	05/2028	0.0%	—	(15)	—
Evolution Parent, LP (dba SIAA) 234 Lafayette Road, Hampton, NH, 03842	Insurance	LP Interest		N/A	N/A	0.2%	8,919	892	1,015
Ex Vivo Parent Inc. (dba OB Hospitalist)(1)(3) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	First lien senior secured loan	SR +	9.75% PIK	09/2028	0.0%	33,482	33,113	33,314
FARADAY BUYER, LLC (dba MacLean Power Systems)(1)(3) 481 Munn Road, Fort Mill, SC, 29715	Manufacturing	First lien senior secured loan	SR +	6.00%	10/2028	0.0%	45,640	44,822	45,412
FARADAY BUYER, LLC (dba MacLean Power Systems)(1)(9) 481 Munn Road, Fort Mill, SC, 29715	Manufacturing	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	0.0%	—	(42)	—
Fiesta Purchaser, Inc. (dba Shearer's Foods)(1)(2) 100 Lincoln Way East, Massillon, OH, 44646	Food and beverage	First lien senior secured loan	SR +	4.00%	02/2031	0.0%	25,000	24,085	25,152
Fiesta Purchaser, Inc. (dba Shearer's Foods)(1)(9) 100 Lincoln Way East, Massillon, OH, 44646	Food and beverage	First lien senior secured revolving loan	SR +	4.50%	02/2029	0.0%	—	(115)	—
Fifth Season Investments LLC(10) 201 Broad St, Suite 500, Stamford, CT 06901	Insurance	Class A Units		N/A	N/A	9.8%	8	70,593	75,235
Finastra USA, Inc.(1)(3) 4 Kingdom Street, London, United Kingdom	Financial services	First lien senior secured loan	SR +	7.25%	09/2029	0.0%	11,984	11,864	11,984

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Finastra USA, Inc.(1)(2)(9) 4 Kingdom Street, London, United Kingdom	Financial services	First lien senior secured revolving loan	SR +	7.25%	09/2029	0.0%	132	119	132
Fleet U.S. Bidco Inc. (dba Argus Media)(1)(2) Lacon House, London, United Kingdom	Advertising and media	First lien senior secured loan	SR +	3.25%	02/2031	0.0%	5,000	4,976	5,025
Forescout Technologies, Inc.(1)(3) 300 Santana Row, San Jose, CA, 95128	Internet software and services	First lien senior secured loan	SR +	5.00%	05/2031	0.0%	18,600	18,508	18,507
Forescout Technologies, Inc.(1)(9) 300 Santana Row, San Jose, CA, 95128	Internet software and services	First lien senior secured revolving loan	SR +	5.00%	05/2030	0.0%	—	(6)	(7)
Fortis Solutions Group, LLC(1)(3) 2505 Hawkeye Court, Virginia Beach, VA, 23452	Containers and packaging	First lien senior secured loan	SR +	5.50%	10/2028	0.0%	31,089	30,665	30,700
Fortis Solutions Group, LLC(1)(3)(9) 2505 Hawkeye Court, Virginia Beach, VA, 23452	Containers and packaging	First lien senior secured revolving loan	SR +	5.50%	10/2027	0.0%	630	595	590
Foundation Consumer Brands, LLC(1)(3) 1190 Omega Drive, Pittsburgh, PA, 15205	Consumer products	First lien senior secured loan	SR +	6.25%	02/2027	0.0%	7,899	7,792	7,899
FR Vision Holdings, Inc. (dba CHA Consulting)(1)(3) 3 Winners Circle, Albany, NY 12205	Infrastructure and environmental services	First lien senior secured loan	SR +	5.50%	01/2031	0.0%	13,051	12,926	12,986
FR Vision Holdings, Inc. (dba CHA Consulting)(1)(3)(9) 3 Winners Circle, Albany, NY 12205	Infrastructure and environmental services	First lien senior secured delayed draw term loan	SR +	5.50%	01/2026	0.0%	1,099	1,069	1,093
FR Vision Holdings, Inc. (dba CHA Consulting)(1)(9) 3 Winners Circle, Albany, NY 12205	Infrastructure and environmental services	First lien senior secured revolving loan	SR +	5.50%	01/2030	0.0%	—	(10)	(5)
Fullsteam Operations, LLC(1)(3) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured loan	SR +	8.25%	11/2029	0.0%	3,310	3,217	3,310
Fullsteam Operations, LLC(1)(3)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured delayed draw term loan	SR +	8.25%	05/2025	0.0%	785	760	785
Fullsteam Operations, LLC(1)(3)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured delayed draw term loan	SR +	8.25%	11/2025	0.0%	273	262	273
Fullsteam Operations, LLC(1)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured delayed draw term loan	SR +	7.00%	08/2025	0.0%	—	(13)	(5)
Fullsteam Operations, LLC(1)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured delayed draw term loan	SR +	7.00%	02/2026	0.0%	—	(3)	(1)
Fullsteam Operations, LLC(1)(9) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured revolving loan	SR +	8.25%	11/2029	0.0%	—	(5)	—
Gainsight, Inc.(1)(3) 350 Bay Street, San Francisco, CA, 94133	Business services	First lien senior secured loan	SR +	6.75% PIK	07/2027	0.0%	6,582	6,531	6,582
Gainsight, Inc.(1)(3)(9) 350 Bay Street, San Francisco, CA, 94133	Business services	First lien senior secured revolving loan	SR +	6.75% PIK	07/2027	0.0%	472	464	472
Galls, LLC(1)(3) 1340 Russell Cave Road, Lexington, KY, 40505	Specialty Retail	First lien senior secured loan	SR +	6.50% (1.50% PIK)	03/2030	0.0%	24,346	23,996	23,981
Galls, LLC(1)(9) 1340 Russell Cave Road, Lexington, KY, 40505	Specialty Retail	First lien senior secured delayed draw term loan	SR +	6.50% (1.50% PIK)	03/2026	0.0%	—	(48)	(20)
Galls, LLC(1)(2)(9) 1340 Russell Cave Road, Lexington, KY, 40505	Specialty Retail	First lien senior secured revolving loan	SR +	6.00%	03/2030	0.0%	163	116	114
Galway Borrower LLC(1)(9) 1 California Street, San Francisco, CA 94111	Insurance	First lien senior secured delayed draw term loan	SR +	5.00%	02/2026	0.0%	—	(7)	—
Galway Borrower LLC(1)(3)(9) 1 California Street, San Francisco, CA 94111	Insurance	First lien senior secured revolving loan	SR +	5.25%	09/2028	0.0%	27	25	26

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Gaylord Chemical Company, L.L.C.(1)(3) 1404 Greengate Drive, Covington, LA, 70433	Chemicals	First lien senior secured loan	SR +	6.00%	03/2027	0.0%	65,405	65,041	65,405
Gaylord Chemical Company, L.L.C.(1)(9) 1404 Greengate Drive, Covington, LA, 70433	Chemicals	First lien senior secured revolving loan	SR +	6.00%	03/2026	0.0%	—	(15)	—
Gehl Foods, LLC(1)(2) N116 W15970 Main Street, Germantown, WI, 53022	Food and beverage	First lien senior secured loan	SR +	6.25%	06/2030	0.0%	22,016	21,796	21,796
Gehl Foods, LLC(1)(9) N116 W15970 Main Street, Germantown, WI, 53022	Food and beverage	First lien senior secured delayed draw term loan	SR +	6.25%	12/2025	0.0%	—	(8)	(8)
Gerson Lehrman Group, Inc.(1)(3) 60 East 42nd Street, New York, NY, 10165	Professional services	First lien senior secured loan	SR +	5.25%	12/2027	0.0%	33,066	32,801	32,984
Gerson Lehrman Group, Inc.(1)(9) 60 East 42nd Street, New York, NY, 10165	Professional services	First lien senior secured revolving loan	SR +	5.25%	12/2027	0.0%	—	(13)	(4)
GI Ranger Intermediate, LLC (dba Rectangle Health)(1)(3) 115 East Stevens Avenue, Valhalla, NY, 10595	Healthcare technology	First lien senior secured loan	SR +	6.00%	10/2028	0.0%	20,501	20,222	20,142
GI Ranger Intermediate, LLC (dba Rectangle Health)(1)(9) 115 East Stevens Avenue, Valhalla, NY, 10595	Healthcare technology	First lien senior secured revolving loan	SR +	6.00%	10/2027	0.0%	—	(19)	(29)
Global Music Rights, LLC(1)(3) 907 Westwood Boulevard, Los Angeles, CA, 90024	Advertising and media	First lien senior secured loan	SR +	5.50%	08/2030	0.0%	86,941	85,756	86,943
Global Music Rights, LLC(1)(9) 907 Westwood Boulevard, Los Angeles, CA, 90024	Advertising and media	First lien senior secured revolving loan	SR +	5.50%	08/2029	0.0%	—	(84)	—
Gloves Buyer, Inc. (dba Protective Industrial Products)(1)(2) 25 British American Boulevard, Latham, NY, 12110	Manufacturing	First lien senior secured loan	SR +	4.00%	12/2027	0.0%	7,000	6,983	6,957
Gloves Holdings, LP (dba Protective Industrial Products) 25 British American Boulevard, Latham, NY, 12110	Manufacturing	LP Interest		N/A	N/A	0.1%	7,000	700	829
Granicus, Inc.(1)(3) 1999 Broadway, Denver, CO, 80202	Internet software and services	First lien senior secured loan	SR +	5.75% (2.25% PIK)	01/2031	0.0%	9,737	9,645	9,688
Granicus, Inc.(1)(9) 1999 Broadway, Denver, CO, 80202	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.75% (2.25% PIK)	01/2026	0.0%	—	(7)	—
Granicus, Inc.(1)(2)(9) 1999 Broadway, Denver, CO, 80202	Internet software and services	First lien senior secured revolving loan	SR +	5.25%	01/2031	0.0%	22	9	15
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	LP Interest		N/A	N/A	0.1%	421	426	420
GS Acquisitionco, Inc. (dba insightsoftware)(1)(3) 8529 Six Forks Road, Raleigh, NC, 27615	Internet software and services	First lien senior secured loan	SR +	5.25%	05/2028	0.0%	8,855	8,834	8,789
GS Acquisitionco, Inc. (dba insightsoftware)(1)(3)(9) 8529 Six Forks Road, Raleigh, NC, 27615	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.25%	03/2026	0.0%	53	50	48
GS Acquisitionco, Inc. (dba insightsoftware)(1)(3)(9) 8529 Six Forks Road, Raleigh, NC, 27615	Internet software and services	First lien senior secured revolving loan	SR +	5.25%	05/2028	0.0%	33	32	31
Guidehouse Inc.(1)(2) 1676 International Drive, McLean, VA, 22102	Professional services	First lien senior secured loan	SR +	5.75% (2.00% PIK)	12/2030	0.0%	44,058	44,058	43,948
Hercules Borrower, LLC (dba The Vincit Group)(1)(3) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	First lien senior secured loan	SR +	6.25%	12/2026	0.0%	35,793	35,538	35,793
Hercules Borrower, LLC (dba The Vincit Group)(1)(3) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	First lien senior secured loan	SR +	5.50%	12/2026	0.0%	2,748	2,733	2,748

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Hercules Borrower, LLC (dba The Vincit Group)(1)(9) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	First lien senior secured revolving loan	SR +	6.25%	12/2026	0.0%	—	(26)	—
Hercules Buyer, LLC (dba The Vincit Group)(8) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	Unsecured notes		0.48% PIK	12/2029	0.0%	1,065	1,065	1,302
Hercules Buyer, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	Common Units		N/A	N/A	0.2%	450	450	550
Hg Genesis 8 Sumoco Limited(1)(7) 2 More London Riverside London SE1 2AP, United Kingdom	Asset Based Lending and Fund Finance	Unsecured facility	SA +	6.00% PIK	09/2027	0.0%	£4,980	6,417	6,295
Hg Genesis 9 Sumoco Limited(1)(6) 2 More London Riverside London SE1 2AP, United Kingdom	Asset Based Lending and Fund Finance	Unsecured facility	E +	7.00% PIK	03/2027	0.0%	€1,112	1,218	1,192
Hg Saturn LuchaCo Limited(1)(7) 2 More London Riverside London SE1 2AP, United Kingdom	Asset Based Lending and Fund Finance	Unsecured facility	SA +	7.50% PIK	03/2026	0.0%	£7,659	9,739	9,681
Hissho Sushi Holdings, LLC 11949 Steele Creek Road, Charlotte, NC, 28273	Food and beverage	Class A Units		N/A	N/A	0.0%	7,502	75	105
Hissho Sushi Merger Sub, LLC(1)(3) 11949 Steele Creek Road, Charlotte, NC, 28273	Food and beverage	First lien senior secured loan	SR +	5.50%	05/2028	0.0%	887	881	887
Hockey Parent Holdings, L.P. 150 North Riverside Plaza, Chicago, IL, 60606	Insurance	Class A Units		N/A	N/A	0.0%	7,500	7,507	7,500
Hyland Software, Inc.(1)(2) 28105 Clemens Road, Westlake, OH, 44145	Internet software and services	First lien senior secured loan	SR +	6.00%	09/2030	0.0%	14,243	14,046	14,136
Hyland Software, Inc.(1)(9) 28105 Clemens Road, Westlake, OH, 44145	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	09/2029	0.0%	—	(9)	(5)
Hyperion Refinance S.à r.l (dba Howden Group)(1)(2) One Creechurch Place, London, United Kingdom	Insurance	First lien senior secured loan	SR +	3.50%	02/2031	0.0%	19,950	19,855	19,977
Icefall Parent, Inc. (dba EngageSmart)(1)(3) 30 Braintree Hill Office Park, Braintree, MA, 02184	Internet software and services	First lien senior secured loan	SR +	6.50%	01/2030	0.0%	11,226	11,013	11,142
Icefall Parent, Inc. (dba EngageSmart)(1)(9) 30 Braintree Hill Office Park, Braintree, MA, 02184	Internet software and services	First lien senior secured revolving loan	SR +	6.50%	01/2030	0.0%	—	(20)	(8)
Ideal Image Development, LLC(1)(5) 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty Retail	First lien senior secured loan	SR +	6.50% PIK	02/2029	0.0%	3,013	2,985	2,983
Ideal Image Development, LLC(1)(5) 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty Retail	First lien senior secured revolving loan	SR +	6.50%	02/2029	0.0%	976	976	966
Ideal Topco, L.P. 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty Retail	Class A-1 Preferred Units		N/A	N/A	4.9%	5,365,854	5,366	5,366
Ideal Topco, L.P. 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty Retail	Class A-2 Common Units		N/A	N/A	4.9%	4,146,341	—	—
IG Investments Holdings, LLC (dba Insight Global)(1)(3) 1224 Hammond Drive, Atlanta, GA, 30346	Human resource support services	First lien senior secured loan	SR +	6.00%	09/2028	0.0%	68,439	67,516	68,097
IG Investments Holdings, LLC (dba Insight Global)(1)(9) 1224 Hammond Drive, Atlanta, GA, 30346	Human resource support services	First lien senior secured revolving loan	SR +	6.00%	09/2027	0.0%	—	(92)	(36)
Imprivata, Inc.(1)(3) 20 CityPoint 6th Floor, Waltham, MA, 02451	Healthcare technology	Second lien senior secured loan	SR +	6.25%	12/2028	0.0%	882	874	882
Indigo Buyer, Inc. (dba Inovar Packaging Group)(1)(3) 9001 Sterling Street, Irving, Dallas, TX, 75238	Containers and packaging	First lien senior secured loan	SR +	6.25%	05/2028	0.0%	883	877	883
Indigo Buyer, Inc. (dba Inovar Packaging Group)(1)(3)(9) 9001 Sterling Street, Irving, Dallas, TX, 75238	Containers and packaging	First lien senior secured revolving loan	SR +	6.25%	05/2028	0.0%	78	78	78

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Indikami Bidco, LLC (dba IntegriChain)(1)(2) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Healthcare technology	First lien senior secured loan	SR +	6.50% (2.50% PIK)	12/2030	0.0%	4,056	3,970	3,995
Indikami Bidco, LLC (dba IntegriChain)(1)(9) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Healthcare technology	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	0.0%	—	(5)	—
Indikami Bidco, LLC (dba IntegriChain)(1)(2)(9) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Healthcare technology	First lien senior secured revolving loan	SR +	6.00%	06/2030	0.0%	181	171	173
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(1)(2) 38955 Hills Tech Drive, Farmington Hills, MI, 48331	Food and beverage	First lien senior secured loan	SR +	6.25%	03/2027	0.0%	37,000	36,596	36,445
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	LP Interest		N/A	N/A	0.1%	470,219	471	535
Integrity Marketing Acquisition, LLC(1)(3) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured loan	SR +	5.80%	08/2026	0.0%	4,003	3,996	4,003
Integrity Marketing Acquisition, LLC(1)(3) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured loan	SR +	6.00%	08/2026	0.0%	202	201	202
Integrity Marketing Acquisition, LLC(1)(3) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured loan	SR +	6.05%	08/2026	0.0%	396	396	396
Integrity Marketing Acquisition, LLC(1)(3)(9) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured delayed draw term loan	SR +	6.00%	08/2025	0.0%	607	598	607
Integrity Marketing Acquisition, LLC(1)(9) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured revolving loan	SR +	6.50%	08/2026	0.0%	—	(1)	—
Intelerad Medical Systems Incorporated(1)(3) 800 Boulevard de Maisonneuve East 12th floor, Montreal, Quebec H2L 4L8, Canada	Healthcare technology	First lien senior secured loan	SR +	6.50%	08/2026	0.0%	43,944	43,665	42,955
Intelerad Medical Systems Incorporated(1)(2) 800 Boulevard de Maisonneuve East 12th floor, Montreal, Quebec H2L 4L8, Canada	Healthcare technology	First lien senior secured revolving loan	SR +	6.50%	08/2026	0.0%	3,040	3,027	2,972
Interoperability Bidco, Inc. (dba Lyniate)(1)(3) 100 High Street, Boston, MA, 02110	Healthcare technology	First lien senior secured loan	SR +	7.00%	03/2028	0.0%	4,859	4,842	4,786
Interoperability Bidco, Inc. (dba Lyniate)(1)(9) 100 High Street, Boston, MA, 02110	Healthcare technology	First lien senior secured delayed draw term loan	SR +	7.00%	06/2026	0.0%	—	—	(5)
Interoperability Bidco, Inc. (dba Lyniate)(1)(9) 100 High Street, Boston, MA, 02110	Healthcare technology	First lien senior secured revolving loan	SR +	7.00%	03/2028	0.0%	—	(1)	(6)
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(1)(3) 203 North LaSalle Street, Chicago, IL, 60601	Advertising and media	First lien senior secured loan	SR +	5.50% (2.00% PIK)	12/2028	0.0%	19,271	19,271	19,271
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(1)(2)(9) 203 North LaSalle Street, Chicago, IL, 60601	Advertising and media	First lien senior secured revolving loan	SR +	5.00%	12/2027	0.0%	985	985	985
Kaseya Inc.(1)(3) 701 Brickell Avenue, Miami, FL, 33131	Business services	First lien senior secured loan	SR +	5.50%	06/2029	0.0%	8,229	8,105	8,229
Kaseya Inc.(1)(3)(9) 701 Brickell Avenue, Miami, FL, 33131	Business services	First lien senior secured delayed draw term loan	SR +	5.50%	06/2025	0.0%	24	21	24
Kaseya Inc.(1)(3)(9) 701 Brickell Avenue, Miami, FL, 33131	Business services	First lien senior secured revolving loan	SR +	5.50%	06/2029	0.0%	123	116	123
KBP Brands, LLC(1)(3) 11141 Overbrook Road, Leawood, KS, 66211	Food and beverage	First lien senior secured loan	SR +	5.50%	05/2027	0.0%	284	282	281

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
KBP Brands, LLC(1)(3)(9) 11141 Overbrook Road, Leawood, KS, 66211	Food and beverage	First lien senior secured delayed draw term loan	SR +	5.50%	05/2026	0.0%	653	645	643
KENE Acquisition, Inc. (dba Entrust Solutions Group)(1)(3) 28100 Torch Parkway, Suite 400\nWarrenville, Illinois 60555 USA, Warrenville, IL, 60555	Infrastructure and environmental services	First lien senior secured loan	SR +	5.25%	02/2031	0.0%	6,221	6,102	6,144
KENE Acquisition, Inc. (dba Entrust Solutions Group)(1)(9) 28100 Torch Parkway, Suite 400\nWarrenville, Illinois 60555 USA, Warrenville, IL, 60555	Infrastructure and environmental services	First lien senior secured delayed draw term loan	SR +	5.25%	02/2026	0.0%	—	(26)	(7)
KENE Acquisition, Inc. (dba Entrust Solutions Group)(1)(9) 28100 Torch Parkway, Suite 400\nWarrenville, Illinois 60555 USA, Warrenville, IL, 60555	Infrastructure and environmental services	First lien senior secured revolving loan	SR +	5.25%	02/2031	0.0%	—	(16)	(10)
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(1)(4) 701 Brickell Avenue, Miami, FL, 33131	Business services	Perpetual Preferred Stock	SR +	10.75% PIK	N/A	0.0%	6,000	7,021	7,141
KOBHG Holdings, L.P. (dba OB Hospitalist) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	Class A Interests		N/A	N/A	0.5%	3,017	3,017	2,661
KPCI Holdings, L.P. 3001 Red Lion Road, Philadelphia, PA, 19114	Healthcare equipment and services	Class A Units		N/A	N/A	1.2%	6,169	6,701	11,545
KPSKY Acquisition, Inc. (dba BluSky)(1)(3) 9110 East Nichols Avenue, Centennial, CO, 80112	Business services	First lien senior secured loan	SR +	5.50%	10/2028	0.0%	38,911	38,382	38,327
KPSKY Acquisition, Inc. (dba BluSky)(1)(3)(9) 9110 East Nichols Avenue, Centennial, CO, 80112	Business services	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	0.0%	28	7	28
KRIV Acquisition Inc. (dba Riveron)(1)(3) 2515 McKinney Avenue, Dallas, TX, 75201	Financial services	First lien senior secured loan	SR +	6.50%	07/2029	0.0%	1,750	1,704	1,737
KRIV Acquisition Inc. (dba Riveron)(1)(9) 2515 McKinney Avenue, Dallas, TX, 75201	Financial services	First lien senior secured delayed draw term loan	SR +	6.50%	07/2025	0.0%	—	(3)	—
KRIV Acquisition Inc. (dba Riveron)(1)(9) 2515 McKinney Avenue, Dallas, TX, 75201	Financial services	First lien senior secured revolving loan	SR +	6.50%	07/2029	0.0%	—	(6)	(2)
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(1)(2) 99 Wood Avenue South, Iselin, NJ, 08830	Insurance	First lien senior secured loan	SR +	10.50% PIK	07/2030	0.0%	15,285	15,143	15,285
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(1)(4) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Healthcare providers and services	First lien senior secured loan	SR +	6.25%	12/2029	0.0%	12,301	12,074	12,239
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(1)(3)(9) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Healthcare providers and services	First lien senior secured revolving loan	SR +	6.25%	12/2029	0.0%	419	389	410
KWOL Acquisition Inc. (dba Worldwide Clinical Trials) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Healthcare providers and services	Class A Interests		N/A	N/A	0.1%	90	904	904
Level 3 Financing, Inc.(1)(2) 100 CenturyLink Drive, Monroe, LA, 71203	Telecommunications	First lien senior secured loan	SR +	6.56%	04/2029	0.0%	5,616	5,567	5,490
Level 3 Financing, Inc.(1)(2) 100 CenturyLink Drive, Monroe, LA, 71203	Telecommunications	First lien senior secured loan	SR +	6.56%	04/2030	0.0%	5,616	5,567	5,461
Lignetics Investment Corp.(1)(3) 1075 East South Boulder Road, Louisville, CO, 80027	Consumer products	First lien senior secured loan	SR +	6.00%	11/2027	0.0%	64,478	63,947	64,478
Lignetics Investment Corp.(1)(3)(9) 1075 East South Boulder Road, Louisville, CO, 80027	Consumer products	First lien senior secured revolving loan	SR +	6.00%	10/2026	0.0%	7,265	7,220	7,265
Litera Bidco LLC(1)(2) 300 South Riverside Plaza, Chicago, IL, 60606	Internet software and services	First lien senior secured loan	SR +	4.75%	05/2028	0.0%	6,384	6,353	6,352

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Litera Bidco LLC(1)(2)(9) 300 South Riverside Plaza, Chicago, IL, 60606	Internet software and services	First lien senior secured delayed draw term loan	SR +	4.75%	11/2026	0.0%	375	370	370
Litera Bidco LLC(1)(9) 300 South Riverside Plaza, Chicago, IL, 60606	Internet software and services	First lien senior secured revolving loan	SR +	4.75%	05/2028	0.0%	—	(2)	(2)
LSI Financing 1 DAC(10) Victoria Building, 1-2 Haddington Rd, Dublin, D04 XN32, Ireland	Pharmaceuticals	Preferred Equity		N/A	N/A	0.0%	10,998,564	11,034	11,970
Maia Aggregator, LP One World Trade Center, New York, NY, 10007	Healthcare equipment and services	Class A-2 Units		N/A	N/A	0.0%	112,360	112	108
Maple Acquisition, LLC (dba Medicus)(1)(3) 22 Roulston Road, Windham, NH, 03087	Healthcare providers and services	First lien senior secured loan	SR +	5.25%	05/2031	0.0%	22,379	22,213	22,211
Maple Acquisition, LLC (dba Medicus)(1)(9) 22 Roulston Road, Windham, NH, 03087	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.25%	05/2026	0.0%	—	(15)	(15)
Maple Acquisition, LLC (dba Medicus)(1)(9) 22 Roulston Road, Windham, NH, 03087	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.25%	05/2030	0.0%	—	(23)	(23)
Mario Midco Holdings, Inc. (dba Len the Plumber)(1)(2) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	Unsecured facility	SR +	10.75% PIK	04/2032	0.0%	2,077	2,037	2,077
Mario Purchaser, LLC (dba Len the Plumber)(1)(2) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	First lien senior secured loan	SR +	5.75%	04/2029	0.0%	5,138	5,060	5,138
Mario Purchaser, LLC (dba Len the Plumber)(1)(2) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	First lien senior secured delayed draw term loan	SR +	5.75%	04/2029	0.0%	2,736	2,693	2,736
Mario Purchaser, LLC (dba Len the Plumber)(1)(2)(9) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	First lien senior secured delayed draw term loan	SR +	5.75%	10/2025	0.0%	184	164	184
Mario Purchaser, LLC (dba Len the Plumber)(1)(2)(9) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	First lien senior secured revolving loan	SR +	5.75%	04/2028	0.0%	37	30	37
MED ParentCo, LP(1)(2) 370 Houbolt Road, Joliet, IL, 60431	Healthcare providers and services	First lien senior secured loan	SR +	4.00%	04/2031	0.0%	10,000	9,951	9,987
MessageBird BidCo B.V.(1)(2) Trompenburgstraat 2C, 1079 TX Amsterdam, Netherlands	Internet software and services	First lien senior secured loan	SR +	6.75%	04/2027	0.0%	5,867	5,796	5,867
MessageBird Holding B.V. Trompenburgstraat 2C, 1079 TX Amsterdam, Netherlands	Internet software and services	Extended Series C Warrants		N/A	N/A	0.0%	25,540	157	25
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(8) 358 Saw Mill River Road, Millwood, NY, 10546	Automotive Services	Series A Convertible Preferred Stock		7.00% PIK	N/A	1.0%	32,308	39,481	40,216
MHE Intermediate Holdings, LLC (dba OnPoint Group)(1)(3) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551	Manufacturing	First lien senior secured loan	SR +	6.00%	07/2027	0.0%	27,572	27,415	27,572
MHE Intermediate Holdings, LLC (dba OnPoint Group)(1)(3) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551	Manufacturing	First lien senior secured loan	SR +	6.25%	07/2027	0.0%	3,848	3,796	3,848
MHE Intermediate Holdings, LLC (dba OnPoint Group)(1)(9) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551	Manufacturing	First lien senior secured revolving loan	SR +	6.00%	07/2027	0.0%	—	(18)	—
Milan Laser Holdings LLC(1)(3) 17645 Wright Street, Omaha, NE, 68130	Specialty retail	First lien senior secured loan	SR +	5.00%	04/2027	0.0%	40,226	40,014	40,226
Milan Laser Holdings LLC(1)(3)(9) 17645 Wright Street, Omaha, NE, 68130	Specialty retail	First lien senior secured revolving loan	SR +	5.00%	04/2026	0.0%	1,362	1,337	1,362
Minerva Holdco, Inc.(8) Boston Landing, Boston, MA, 02135	Healthcare technology	Series A Preferred Stock		10.75% PIK	N/A	0.0%	2,000	2,483	2,414
Ministry Brands Holdings, LLC(1)(2) 10133 Sherrill Boulevard, Knoxville, TN, 37932	Internet software and services	First lien senior secured loan	SR +	5.50%	12/2028	0.0%	10,269	10,122	10,140

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Ministry Brands Holdings, LLC(1)(2) 10133 Sherrill Boulevard, Knoxville, TN, 37932	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.50%	12/2028	0.0%	1,038	1,024	1,025
Ministry Brands Holdings, LLC(1)(9) 10133 Sherrill Boulevard, Knoxville, TN, 37932	Internet software and services	First lien senior secured revolving loan	SR +	5.50%	12/2027	0.0%	—	(12)	(13)
Minotaur Acquisition, Inc. (dba Inspira Financial)(1)(3) 2001 Spring Road, Oak Brook, IL, 60523	Financial services	First lien senior secured loan	SR +	5.00%	06/2030	0.0%	47,152	46,687	46,680
Minotaur Acquisition, Inc. (dba Inspira Financial)(1)(9) 2001 Spring Road, Oak Brook, IL, 60523	Financial services	First lien senior secured delayed draw term loan	SR +	5.00%	05/2025	0.0%	—	(38)	(39)
Minotaur Acquisition, Inc. (dba Inspira Financial)(1)(9) 2001 Spring Road, Oak Brook, IL, 60523	Financial services	First lien senior secured delayed draw term loan	SR +	5.00%	05/2026	0.0%	—	(38)	(39)
Minotaur Acquisition, Inc. (dba Inspira Financial)(1)(9) 2001 Spring Road, Oak Brook, IL, 60523	Financial services	First lien senior secured revolving loan	SR +	5.00%	06/2030	0.0%	—	(47)	(48)
Monotype Imaging Holdings Inc.(1)(3) 600 Unicorn Park Drive, Woburn, MA, 01801	Advertising and media	First lien senior secured loan	SR +	5.50%	02/2031	0.0%	36,311	36,048	36,129
Monotype Imaging Holdings Inc.(1)(9) 600 Unicorn Park Drive, Woburn, MA, 01801	Advertising and media	First lien senior secured delayed draw term loan	SR +	5.50%	02/2026	0.0%	—	(11)	—
Monotype Imaging Holdings Inc.(1)(9) 600 Unicorn Park Drive, Woburn, MA, 01801	Advertising and media	First lien senior secured revolving loan	SR +	5.50%	02/2030	0.0%	—	(32)	(23)
Motus Group, LLC(1)(3) 1 Beacon Street, Boston, MA, 02108	Transportation	First lien senior secured loan	SR +	3.75%	12/2028	0.0%	4,987	4,987	4,984
National Dentex Labs LLC (fka Barracuda Dental LLC) (1)(3) 11601 Kew Gardens Avenue, Palm Beach Gardens, FL, 33410	Healthcare providers and services	First lien senior secured loan	SR +	8.00% (3.00% PIK)	04/2026	0.0%	18,218	18,113	17,398
National Dentex Labs LLC (fka Barracuda Dental LLC)(1)(3)(9) 11601 Kew Gardens Avenue, Palm Beach Gardens, FL, 33410	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	8.00%	04/2026	0.0%	390	365	356
National Dentex Labs LLC (fka Barracuda Dental LLC)(1)(3)(9) 11601 Kew Gardens Avenue, Palm Beach Gardens, FL, 33410	Healthcare providers and services	First lien senior secured revolving loan	SR +	7.00%	04/2026	0.0%	1,452	1,441	1,381
Natural Partners, LLC(1)(3) 245 Cooper St Ottawa ON K2P 0G2, Canada	Healthcare providers and services	First lien senior secured loan	SR +	4.50%	11/2027	0.0%	2,276	2,246	2,276
Natural Partners, LLC(1)(3)(9) 245 Cooper St Ottawa ON K2P 0G2, Canada	Healthcare providers and services	First lien senior secured revolving loan	SR +	4.50%	11/2027	0.0%	68	66	68
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(1)(6) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured EUR term loan	E +	5.50%	03/2031	0.0%	€11,526	12,299	12,199
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(1)(9) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured EUR delayed draw term loan	E +	5.50%	03/2027	0.0%	€—	(35)	(24)
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(1)(6)(9) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured EUR revolving loan	E +	5.50%	03/2031	0.0%	€73	66	67
Nelipak Holding Company(1)(3) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured loan	SR +	5.50%	03/2031	0.0%	6,294	6,202	6,216
Nelipak Holding Company(1)(9) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured delayed draw term loan	SR +	5.50%	03/2027	0.0%	—	(18)	(12)
Nelipak Holding Company(1)(2)(9) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured revolving loan	SR +	5.50%	03/2031	0.0%	689	663	666
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(2) 1450 American Lane, Schaumburg, IL, 60173	Financial services	First lien senior secured loan	SR +	5.25%	09/2028	0.0%	12,241	12,179	12,241

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(9) 1450 American Lane, Schaumburg, IL, 60173	Financial services	First lien senior secured revolving loan	SR +	5.25%	09/2028	0.0%	—	(3)	—
Notorious Topco, LLC (dba Beauty Industry Group)(1)(3) 1250 North Flyer Way, Salt Lake City, UT, 84116	Specialty Retail	First lien senior secured loan	SR +	7.25% (2.50% PIK)	11/2027	0.0%	59,766	59,198	55,881
Notorious Topco, LLC (dba Beauty Industry Group)(1)(3) 1250 North Flyer Way, Salt Lake City, UT, 84116	Specialty Retail	First lien senior secured delayed draw term loan	SR +	7.25% (2.50% PIK)	11/2027	0.0%	5,209	5,148	4,870
Notorious Topco, LLC (dba Beauty Industry Group)(1)(9) 1250 North Flyer Way, Salt Lake City, UT, 84116	Specialty Retail	First lien senior secured revolving loan	SR +	6.75%	05/2027	0.0%	—	(42)	(343)
OB Hospitalist Group, Inc.(1)(3) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	09/2027	0.0%	51,524	50,901	51,267
OB Hospitalist Group, Inc.(1)(3)(9) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.50%	09/2027	0.0%	3,106	3,032	3,072
Ocala Bidco, Inc.(1)(3) 4321 Collington Road, Bowie, MD, 20716	Healthcare technology	First lien senior secured loan	SR +	6.25% (2.75% PIK)	11/2028	0.0%	58,164	57,219	57,437
Ocala Bidco, Inc.(1)(3) 4321 Collington Road, Bowie, MD, 20716	Healthcare technology	Second lien senior secured loan	SR +	10.50% PIK	11/2033	0.0%	34,013	33,581	33,673
Pacific BidCo Inc.(1)(3) Otto-Hahn-Str., 68723 Plankstadt, Germany	Healthcare providers and services	First lien senior secured loan	SR +	5.75% (3.20% PIK)	08/2029	0.0%	10,673	10,468	10,593
Pacific BidCo Inc.(1)(4) Otto-Hahn-Str., 68723 Plankstadt, Germany	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.75%	08/2029	0.0%	1,145	1,121	1,137
Park Place Technologies, LLC(1)(2) 5910 Landerbrook Drive, Cleveland, OH, 44124	Telecommunications	First lien senior secured loan	SR +	5.25%	03/2031	0.0%	9,425	9,333	9,378
Park Place Technologies, LLC(1)(9) 5910 Landerbrook Drive, Cleveland, OH, 44124	Telecommunications	First lien senior secured delayed draw term loan	SR +	5.25%	09/2025	0.0%	—	(7)	—
Park Place Technologies, LLC(1)(2)(9) 5910 Landerbrook Drive, Cleveland, OH, 44124	Telecommunications	First lien senior secured revolving loan	SR +	5.25%	03/2030	0.0%	125	115	120
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(1)(3) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	First lien senior secured loan	SR +	5.25%	01/2028	0.0%	33,764	33,443	33,764
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(1)(9) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	First lien senior secured revolving loan	SR +	5.25%	01/2028	0.0%	—	(17)	—
Patriot Holdings SCSp (dba Corza Health, Inc.)(8) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	Class A Units		8.00% PIK	N/A	0.2%	1,865	2,370	2,370
Patriot Holdings SCSp (dba Corza Health, Inc.) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	Class B Units		N/A	N/A	0.2%	25,678	81	165
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Class A Units		N/A	N/A	0.5%	3,770,773	9,563	16,622
PCF Holdco, LLC (dba PCF Insurance Services)(8) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Series A Preferred Units		15.00% PIK	N/A	0.0%	4,339	3,504	4,017
PCF Holdco, LLC (dba PCF Insurance Services) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	Class A Unit Warrants		N/A	N/A	0.0%	335,816	1,146	1,000
PCF Midco II, LLC (dba PCF Insurance Services)(8) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	First lien senior secured loan		9.00% PIK	10/2031	0.0%	40,843	38,327	38,494
PDI TA Holdings, Inc.(1)(3) 11675 Rainwater Drive, Alpharetta, GA, 30009	Internet software and services	First lien senior secured loan	SR +	5.25%	02/2031	0.0%	16,139	15,907	15,978

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
PDI TA Holdings, Inc.(1)(3)(9) 11675 Rainwater Drive, Alpharetta, GA, 30009	Internet software and services	First lien senior secured delayed draw term loan	SR +	5.25%	02/2026	0.0%	1,929	1,862	1,889
PDI TA Holdings, Inc.(1)(9) 11675 Rainwater Drive, Alpharetta, GA, 30009	Internet software and services	First lien senior secured revolving loan	SR +	5.25%	02/2031	0.0%	—	(26)	(18)
Peraton Corp.(1)(2) 1875 Explorer Street, Reston, VA, 20190	Aerospace and defense	First lien senior secured loan	SR +	3.75%	02/2028	0.0%	4,199	4,200	4,197
Peraton Corp.(1)(3) 1875 Explorer Street, Reston, VA, 20190	Aerospace and defense	Second lien senior secured loan	SR +	7.75%	02/2029	0.0%	14,494	14,347	14,531
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(1)(2) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	First lien senior secured loan	SR +	5.50%	11/2028	0.0%	27,500	27,500	27,453
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(1)(9) 2500 West Executive Parkway, Lehi, UT, 84043	Insurance	First lien senior secured revolving loan	SR +	5.50%	11/2027	0.0%	—	(9)	(3)
PetVet Care Centers, LLC(1)(2) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	First lien senior secured loan	SR +	6.00%	11/2030	0.0%	25,343	25,106	24,963
PetVet Care Centers, LLC(1)(9) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	6.00%	11/2025	0.0%	—	(15)	(17)
PetVet Care Centers, LLC(1)(9) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	First lien senior secured revolving loan	SR +	6.00%	11/2029	0.0%	—	(33)	(52)
Phoenix Newco, Inc. (dba Parexel)(1)(2) 2520 Meridian Parkway, Durham, NC, 27713	Healthcare providers and services	First lien senior secured loan	SR +	3.25%	11/2028	0.0%	14,924	14,889	14,948
Picard Holdco, LLC(1)(3) 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Internet software and services	Series A Preferred Stock	SR +	12.00% PIK	N/A	0.0%	19,378	20,503	22,036
Plasma Buyer LLC (dba Pathgroup)(1)(3) 5301 Virginia Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured loan	SR +	5.75%	05/2029	0.0%	669	659	660
Plasma Buyer LLC (dba Pathgroup)(1)(3)(9) 5301 Virginia Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	6.25%	09/2025	0.0%	10	10	10
Plasma Buyer LLC (dba Pathgroup)(1)(3)(9) 5301 Virginia Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.75%	05/2028	0.0%	42	41	41
Pluralsight, LLC(1)(3) 42 Future Way, Draper, UT, 84020	Education	First lien senior secured loan	SR +	8.00%	04/2027	0.0%	20,640	20,515	9,701
Pluralsight, LLC(1)(3) 42 Future Way, Draper, UT, 84020	Education	First lien senior secured revolving loan	SR +	8.00%	04/2027	0.0%	1,294	1,288	608
POLARIS PURCHASER, INC. (dba Plusgrade)(1)(3) 1130 Sherbrooke Street West, Montreal, Canada	Business services	First lien senior secured loan	SR +	4.50%	03/2031	0.0%	7,000	6,933	6,965
PPT Holdings III, LLC (dba Park Place Technologies)(8) 5910 Landerbrook Drive, Cleveland, OH, 44124	Telecommunications	First lien senior secured loan		12.75% PIK	03/2034	0.0%	3,101	3,027	3,039
PPV Intermediate Holdings, LLC(1)(3) 141 Longwater Drive, Norwell, MA, 02061	Healthcare providers and services	First lien senior secured loan	SR +	5.75%	08/2029	0.0%	27,986	27,536	27,636
PPV Intermediate Holdings, LLC(1)(3)(9) 141 Longwater Drive, Norwell, MA, 02061	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	6.00%	09/2025	0.0%	862	851	854
PPV Intermediate Holdings, LLC(1)(9) 141 Longwater Drive, Norwell, MA, 02061	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.75%	08/2029	0.0%	—	(30)	(25)
Pregis Topco LLC(1)(2) 227 West Monroe Street, Chicago, IL, 60606	Containers and packaging	First lien senior secured loan	SR +	4.00%	07/2026	0.0%	4,974	4,953	4,971
Pregis Topco LLC(1)(2) 227 West Monroe Street, Chicago, IL, 60606	Containers and packaging	Second lien senior secured loan	SR +	6.75%	08/2029	0.0%	30,000	30,000	30,000

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Pregis Topco LLC(1)(2) 227 West Monroe Street, Chicago, IL, 60606	Containers and packaging	Second lien senior secured loan	SR +	7.75%	08/2029	0.0%	2,500	2,500	2,500
Premise Health Holding Corp.(1)(4) 5500 Maryland Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	03/2031	0.0%	15,285	15,064	15,133
Premise Health Holding Corp.(1)(9) 5500 Maryland Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.50%	03/2030	0.0%	—	(25)	(18)
Project Alpine Co-Invest Fund, LP 50 Hawthorne Street, San Francisco, CA, 94105	Internet software and services	LP Interest		N/A	N/A	0.0%	2,000,000	2,001	2,363
Project Hotel California Co-Invest Fund, L.P. 11120 Four Points Drive, Austin, TX, 78726	Internet software and services	LP Interest		N/A	N/A	0.0%	1,342,354	1,343	1,468
Project Ruby Ultimate Parent Corp. (dba Wellsky)(1)(2) 11300 Switzer Road, Overland Park, KS, 66210	Healthcare technology	First lien senior secured loan	SR +	3.50%	03/2028	0.0%	14,963	14,894	14,982
Pye-Barker Fire & Safety, LLC(1)(3) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Business services	First lien senior secured loan	SR +	4.50%	05/2031	0.0%	20,029	19,930	19,929
Pye-Barker Fire & Safety, LLC(1)(9) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Business services	First lien senior secured delayed draw term loan	SR +	4.50%	05/2026	0.0%	—	(45)	(45)
Pye-Barker Fire & Safety, LLC(1)(3)(9) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Business services	First lien senior secured revolving loan	SR +	4.50%	05/2030	0.0%	483	464	464
QAD, Inc.(1)(2) 100 Innovation Place, Santa Barbara, CA, 93108	Internet software and services	First lien senior secured loan	SR +	5.25%	11/2027	0.0%	45,455	44,889	45,454
QAD, Inc.(1)(9) 100 Innovation Place, Santa Barbara, CA, 93108	Internet software and services	First lien senior secured revolving loan	SR +	5.25%	11/2027	0.0%	—	(67)	—
Quva Pharma, Inc.(1)(2) 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	04/2028	0.0%	11,493	11,282	11,493
Quva Pharma, Inc.(1)(2)(9) 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.50%	04/2026	0.0%	662	649	662
RealPage, Inc.(1)(2) 2201 Lakeside Boulevard, Richardson, TX, 75082	Buildings and real estate	Second lien senior secured loan	SR +	6.50%	04/2029	0.0%	6,500	6,433	6,321
Relativity ODA LLC(1)(2) 231 South LaSalle Street, Chicago, IL, 60604	Professional services	First lien senior secured loan	SR +	6.00%	05/2027	0.0%	17,320	17,198	17,320
Relativity ODA LLC(1)(9) 231 South LaSalle Street, Chicago, IL, 60604	Professional services	First lien senior secured revolving loan	SR +	6.00%	05/2027	0.0%	—	(11)	—
Renaissance Holding Corp.(1)(3) 2911 Peach Street, Wisconsin Rapids, WI, 54494	Education	First lien senior secured loan	SR +	4.25%	04/2030	0.0%	9,950	9,926	9,936
Resonetics, LLC(1)(2) 26 Whipple Street, Nashua, NH, 03060	Healthcare equipment and services	First lien senior secured loan	SR +	3.75%	06/2031	0.0%	10,000	9,975	10,013
Rhea Acquisition Holdings, LP 1 Technology Circle, Columbia, SC, 29203	Healthcare equipment and services	Series A-2 Units		N/A	N/A	0.0%	119,048	119	169
Rhea Parent, Inc.(1)(3) 1 Technology Circle, Columbia, SC, 29203	Healthcare equipment and services	First lien senior secured loan	SR +	5.50%	02/2029	0.0%	758	747	758
RL Datix Holdings (USA), Inc.(1)(4) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured loan	SR +	5.50%	04/2031	0.0%	13,666	13,532	13,529
RL Datix Holdings (USA), Inc.(1)(9) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured revolving loan	SR +	5.50%	10/2030	0.0%	—	(26)	(27)
RL Datix Holdings (USA), Inc. (dba Datix Bidco Limited)(1)(7) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured GBP term loan	SA +	5.50%	04/2031	0.0%	£6,329	7,827	7,920
Rocket BidCo, Inc. (dba Recochem)(1)(3) 850 Mnt de Liesse, Saint-Laurent, QC H4T 1P4, Canada	Chemicals	First lien senior secured loan	SR +	5.75%	11/2030	0.0%	62,000	60,765	60,761

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)(8) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	Series A Preferred Stock		15.00% PIK	N/A	0.0%	2,868	3,037	3,004
Rushmore Investment III LLC (dba Winland Foods)(1)(3) 2015 Spring Road, Oak Brook, IL, 60523	Food and beverage	First lien senior secured loan	SR +	6.25%	10/2030	0.0%	80,017	78,846	80,017
Sailpoint Technologies Holdings, Inc.(1)(2) 11120 Four Points Drive, Austin, TX, 78726	Internet software and services	First lien senior secured loan	SR +	6.00%	08/2029	0.0%	22,820	22,435	22,763
Sailpoint Technologies Holdings, Inc.(1)(9) 11120 Four Points Drive, Austin, TX, 78726	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	08/2028	0.0%	—	(30)	(5)
Securonix, Inc.(1)(3) 5080 Spectrum Drive, Addison, TX, 75001	Internet software and services	First lien senior secured loan	SR +	7.00%	04/2028	0.0%	847	842	746
Securonix, Inc.(1)(2)(9) 5080 Spectrum Drive, Addison, TX, 75001	Internet software and services	First lien senior secured revolving loan	SR +	7.00%	04/2028	0.0%	3	2	(15)
Sensor Technology Topco, Inc. (dba Humanetics)(1)(3) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured loan	SR +	7.00% (2.00% PIK)	05/2028	0.0%	18,235	18,147	18,327
Sensor Technology Topco, Inc. (dba Humanetics)(1)(6) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured EUR term loan	E +	7.25% (2.25% PIK)	05/2028	0.0%	€3,291	3,558	3,545
Sensor Technology Topco, Inc. (dba Humanetics)(1)(2)(9) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured revolving loan	SR +	6.50%	05/2028	0.0%	571	563	579
Simplisafe Holding Corporation(1)(2) 100 Summer Street, Boston, MA, 02108	Household products	First lien senior secured loan	SR +	6.25%	05/2028	0.0%	2,016	1,988	2,016
Simplisafe Holding Corporation(1)(2) 100 Summer Street, Boston, MA, 02108	Household products	First lien senior secured delayed draw term loan	SR +	6.25%	05/2028	0.0%	257	253	257
Smarsh Inc.(1)(3) 851 Southwest 6th Avenue, Portland, OR, 97204	Financial services	First lien senior secured loan	SR +	5.75%	02/2029	0.0%	762	756	762
Smarsh Inc.(1)(3)(9) 851 Southwest 6th Avenue, Portland, OR, 97204	Financial services	First lien senior secured delayed draw term loan	SR +	5.75%	02/2025	0.0%	95	94	95
Smarsh Inc.(1)(2)(9) 851 Southwest 6th Avenue, Portland, OR, 97204	Financial services	First lien senior secured revolving loan	SR +	5.75%	02/2029	0.0%	4	4	4
Soliant Lower Intermediate, LLC (dba Soliant)(1)(2) 5550 Peachtree Parkway, Peachtree Corner, GA, 30092	Healthcare providers and services	First lien senior secured loan	SR +	3.75%	06/2031	0.0%	10,000	9,578	9,975
Sonny's Enterprises, LLC(1)(3) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured loan	SR +	5.25%	08/2028	0.0%	53,407	52,981	53,407
Sonny's Enterprises, LLC(1)(3)(9) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured delayed draw term loan	SR +	5.25%	11/2024	0.0%	387	380	387
Sonny's Enterprises, LLC(1)(9) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured delayed draw term loan	SR +	5.25%	06/2026	0.0%	—	(31)	—
Sonny's Enterprises, LLC(1)(9) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured revolving loan	SR +	5.25%	08/2027	0.0%	—	(63)	—
Spotless Brands, LLC(1)(3) 1 Mid America Plaza, Oakbrook Terrace, IL, 60181	Automotive Services	First lien senior secured loan	SR +	6.50%	07/2028	0.0%	47,876	47,169	47,876
Spotless Brands, LLC(1)(2)(9) 1 Mid America Plaza, Oakbrook Terrace, IL, 60181	Automotive Services	First lien senior secured revolving loan	SR +	6.50%	07/2028	0.0%	522	504	522
Storable, Inc.(1)(2) 10900 Research Boulevard, Austin, TX, 78759	Internet software and services	First lien senior secured loan	SR +	3.50%	04/2028	0.0%	4,987	4,952	4,988

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)(8) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404	Human resource support services	Series A Preferred Stock		10.50% PIK	N/A	0.0%	12,750	15,762	13,641
SupplyOne, Inc.(1)(2) 11 Campus Blvd Suite 150, Newtown Square, PA, 19073	Containers and packaging	First lien senior secured loan	SR +	4.25%	04/2031	0.0%	4,988	4,939	4,990
SWK BUYER, Inc. (dba Stonewall Kitchen)(1)(3) 2 Stonewall Lane, York, ME, 03909	Consumer products	First lien senior secured loan	SR +	5.25%	03/2029	0.0%	739	729	717
SWK BUYER, Inc. (dba Stonewall Kitchen)(1)(3)(9) 2 Stonewall Lane, York, ME, 03909	Consumer products	First lien senior secured revolving loan	SR +	5.25%	03/2029	0.0%	4	3	1
Tacala, LLC(1)(2) 3750 Corporate Woods Drive, Vestavia Hills, AL, 35242	Food and beverage	First lien senior secured loan	SR +	4.00%	01/2031	0.0%	14,963	14,927	15,006
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(1)(3) 3207 Grey Hawk Court, Carlsbad, CA, 92029	Infrastructure and environmental services	First lien senior secured loan	SR +	5.50%	03/2028	0.0%	812	800	804
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(1)(9) 3207 Grey Hawk Court, Carlsbad, CA, 92029	Infrastructure and environmental services	First lien senior secured revolving loan	SR +	5.50%	03/2028	0.0%	—	(1)	(1)
TC Holdings, LLC (dba TrialCard)(1)(3) 2250 Perimeter Park Drive, Morrisville, NC, 27560	Healthcare providers and services	First lien senior secured loan	SR +	5.00%	04/2027	0.0%	2,187	2,174	2,187
TC Holdings, LLC (dba TrialCard)(1)(9) 2250 Perimeter Park Drive, Morrisville, NC, 27560	Healthcare providers and services	First lien senior secured revolving loan	SR +	5.00%	04/2027	0.0%	—	(1)	—
TEMPO BUYER CORP. (dba Global Claims Services)(1)(3) 6745 Philips Industrial Blvd, Jacksonville, FL, 32256	Insurance	First lien senior secured loan	SR +	4.75%	08/2028	0.0%	35,611	35,137	35,611
TEMPO BUYER CORP. (dba Global Claims Services)(1)(3)(9) 6745 Philips Industrial Blvd, Jacksonville, FL, 32256	Insurance	First lien senior secured revolving loan	SR +	4.75%	08/2027	0.0%	1,898	1,844	1,898
The Better Being Co., LLC (fka Nutraceutical International Corporation)(1)(2) 222 South Main Street, Salt Lake City, UT, 84101	Food and beverage	First lien senior secured loan	SR +	7.50% (3.75% PIK)	09/2026	0.0%	10,913	10,848	10,422
The Better Being Co., LLC (fka Nutraceutical International Corporation)(1)(2)(9) 222 South Main Street, Salt Lake City, UT, 84101	Food and beverage	First lien senior secured revolving loan	SR +	7.50%	09/2026	0.0%	176	174	143
The Better Being Co., LLC (fka Nutraceutical International Corporation)(1)(2) 222 South Main Street, Salt Lake City, UT, 84101	Food and beverage	First lien senior secured revolving loan	SR +	7.50% (3.75% PIK)	09/2026	0.0%	45	45	43
The Shade Store, LLC(1)(3) 21 Abendroth Avenue, Port Chester, NY, 10573	Specialty retail	First lien senior secured loan	SR +	6.00%	10/2029	0.0%	62,111	61,453	60,559
The Shade Store, LLC(1)(9) 21 Abendroth Avenue, Port Chester, NY, 10573	Specialty Retail	First lien senior secured delayed draw term loan	SR +	7.00%	03/2026	0.0%	—	(54)	—
The Shade Store, LLC(1)(3)(9) 21 Abendroth Avenue, Port Chester, NY, 10573	Specialty retail	First lien senior secured revolving loan	SR +	6.00%	10/2028	0.0%	2,166	2,111	2,007
Thunder Purchaser, Inc. (dba Vector Solutions)(1)(3) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	First lien senior secured loan	SR +	5.75%	06/2028	0.0%	38,138	37,914	38,138
Thunder Purchaser, Inc. (dba Vector Solutions)(1)(3)(9) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	First lien senior secured revolving loan	SR +	5.75%	06/2027	0.0%	2,480	2,462	2,480
Thunder Topco L.P. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	Common Units		N/A	N/A	0.2%	2,138,653	2,139	2,309
Tivity Health, Inc.(1)(2) 4031 Aspen Grove Drive, Franklin, TN, 37067	Healthcare providers and services	First lien senior secured loan	SR +	6.00%	06/2029	0.0%	983	963	983
Troon Golf, L.L.C.(1)(3) 15044 North Scottsdale Road, Scottsdale, AZ, 85254	Leisure and entertainment	First lien senior secured loan	SR +	5.50%	08/2027	0.0%	68,995	68,794	68,995

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Troon Golf, L.L.C.(1)(9) 15044 North Scottsdale Road, Scottsdale, AZ, 85254	Leisure and entertainment	First lien senior secured revolving loan	SR +	5.50%	08/2026	0.0%	—	(11)	—
UKG Inc.(1)(2) 2250 North Commerce Parkway, Weston, FL, 33326	Human resource support services	First lien senior secured loan	SR +	3.25%	02/2031	0.0%	8,125	8,116	8,152
Ultimate Baked Goods Midco, LLC(1)(2) 828 Kasota Avenue SouthEast, Minneapolis, MN, 55414	Food and beverage	First lien senior secured loan	SR +	6.25%	08/2027	0.0%	16,087	15,850	16,087
Ultimate Baked Goods Midco, LLC(1)(2)(9) 828 Kasota Avenue SouthEast, Minneapolis, MN, 55414	Food and beverage	First lien senior secured revolving loan	SR +	6.25%	08/2027	0.0%	375	349	375
Unified Women's Healthcare, LP(1)(2) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured loan	SR +	5.25%	06/2029	0.0%	897	892	897
Unified Women's Healthcare, LP(1)(2) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured loan	SR +	5.50%	06/2029	0.0%	14,538	14,438	14,538
Unified Women's Healthcare, LP(1)(9) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.50%	10/2025	0.0%	—	(3)	—
Unified Women's Healthcare, LP(1)(9) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured delayed draw term loan	SR +	5.25%	03/2026	0.0%	—	(26)	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(1)(3) 99 Wood Avenue South, Iselin, NJ, 08830	Insurance	First lien senior secured loan	SR +	5.75%	07/2027	0.0%	14,716	14,546	14,716
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(1)(9) 99 Wood Avenue South, Iselin, NJ, 08830	Insurance	First lien senior secured revolving loan	SR +	5.75%	07/2027	0.0%	—	(11)	—
Velocity HoldCo III Inc. (dba VelocityEHS)(1)(3) 222 Merchandise Mart Plaza, Chicago, IL, 60654	Chemicals	First lien senior secured loan	SR +	5.75%	04/2027	0.0%	5,948	5,877	5,948
Velocity HoldCo III Inc. (dba VelocityEHS)(1)(9) 222 Merchandise Mart Plaza, Chicago, IL, 60654	Chemicals	First lien senior secured revolving loan	SR +	5.75%	04/2026	0.0%	—	(3)	—
Vermont Aus Pty Ltd(1)(3) Quarter One, Level 2, 1 Epping Road, North Ryde, Australia	Healthcare providers and services	First lien senior secured loan	SR +	5.65%	03/2028	0.0%	978	961	970
Vistage International, Inc.(1)(3) 4840 Eastgate Mall, San Diego, CA, 92121	Professional services	First lien senior secured loan	SR +	4.75%	07/2029	0.0%	9,949	9,903	9,949
Walker Edison Furniture Company LLC(1)(3)(10) 1553 West 9000 South, West Jordan, UT, 84088	Household products	First lien senior secured loan	SR +	6.75% PIK	03/2027	0.0%	7,634	6,137	5,192
Walker Edison Furniture Company LLC(1)(3)(10) 1553 West 9000 South, West Jordan, UT, 84088	Household products	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	0.0%	900	833	612
Walker Edison Furniture Company LLC(1)(3)(9)(10) 1553 West 9000 South, West Jordan, UT, 84088	Household products	First lien senior secured delayed draw term loan	SR +	6.75% PIK	03/2027	0.0%	1,400	1,375	726
Walker Edison Furniture Company LLC(1)(3)(10) 1553 West 9000 South, West Jordan, UT, 84088	Household products	First lien senior secured revolving loan	SR +	6.25% PIK	03/2027	0.0%	3,333	3,333	2,734
Walker Edison Holdco LLC(10) 1553 West 9000 South, West Jordan, UT, 84088	Household products	Common Units		N/A	N/A	8.3%	72,917	7,046	—
Wand Newco 3, Inc. (dba Caliber)(1)(2) 2941 Lake Vista Drive, Lewisville, TX, 75067	Automotive Services	First lien senior secured loan	SR +	3.75%	01/2031	0.0%	7,500	7,482	7,546
When I Work, Inc.(1)(3) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	First lien senior secured loan	SR +	7.00% PIK	11/2027	0.0%	26,027	25,888	25,312
When I Work, Inc.(1)(9) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	First lien senior secured revolving loan	SR +	6.00%	11/2027	0.0%	—	(23)	(114)

($ in thousands) Company	Industry	Type of Investment	Interest Rate		Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
WMC Bidco, Inc. (dba West Monroe)(8) 222 West Adams Street, Chicago, IL, 60606	Internet software and services	Senior Preferred Stock		11.25% PIK	N/A	0.0%	33,385	44,303	42,233
XOMA Corporation 2200 Powell Street, Emeryville, CA, 94608	Healthcare providers and services	Common Stock Warrants		N/A	N/A	0.0%	6,000	41	64
XPLOR T1, LLC(1)(3) 11330 Olive BoulevardSuite 200, Creve Coeur, MO, 63141	Business services	First lien senior secured loan	SR +	4.25%	06/2031	0.0%	10,000	9,950	9,950
XRL 1 LLC (dba XOMA)(8) 2200 Powell Street, Emeryville, CA, 94608	Healthcare providers and services	First lien senior secured loan		9.88%	12/2038	0.0%	6,319	6,207	6,098
XRL 1 LLC (dba XOMA)(8)(9) 2200 Powell Street, Emeryville, CA, 94608	Healthcare providers and services	First lien senior secured delayed draw term loan		9.88%	12/2025	0.0%	—	(7)	(18)
Zendesk, Inc.(1)(3) 989 Market Street, San Francisco, CA, 94103	Internet software and services	First lien senior secured loan	SR +	6.25%	11/2028	0.0%	24,038	23,579	24,038
Zendesk, Inc.(1)(9) 989 Market Street, San Francisco, CA, 94103	Internet software and services	First lien senior secured delayed draw term loan	SR +	6.25%	11/2024	0.0%	—	(64)	—
Zendesk, Inc.(1)(9) 989 Market Street, San Francisco, CA, 94103	Internet software and services	First lien senior secured revolving loan	SR +	6.25%	11/2028	0.0%	—	(44)	—
Zoro TopCo, Inc. (dba Zendesk, Inc.)(8) 989 Market Street, San Francisco, CA, 94103	Internet software and services	Series A Preferred Stock		12.50% PIK	N/A	0.0%	3,225	3,714	3,812
Zoro TopCo, L.P. (dba Zendesk, Inc.) 989 Market Street, San Francisco, CA, 94103	Internet software and services	Class A Common Units		N/A	N/A	0.0%	268,735	2,687	2,926
_______________
(1)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “SR,” which can include one-, three- or six- month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”, which can include one-, two-, three- or six-month EURIBOR), SONIA (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“PRIME” or “P”)), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(2)The interest rate on these loans is subject to 1 month SOFR, which as of June 30, 2024 was 5.34%.
(3)The interest rate on these loans is subject to 3 month SOFR, which as of June 30, 2024 was 5.32%.
(4)The interest rate on these loans is subject to 6 month SOFR, which as of June 30, 2024 was 5.25%.
(5)The interest rate on these loans is subject to 12 month SOFR, which as of June 30, 2024 was 5.04%.
(6)The interest rate on this loan is subject to 3 month EURIBOR, which as of June 30, 2024 was 3.71%.
(7)The interest rate on this loan is subject to SONIA, which as of June 30, 2024 was 5.20%.
(8)Investment does not contain a variable rate structure.
(9)Position or portion thereof is an unfunded loan or equity commitment.
(10)As defined in the 1940 Act, OBDE is deemed to be an “affiliated person” of this portfolio company as OBDE owns more than 5% but less than 25% of the portfolio company's voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“non-controlled affiliate”).

MANAGEMENT AGREEMENTS OF OBDE
The information in “Item 1. Business – Investment Advisory Agreement” and “Item 1. Business – Administration Agreement” in Part I of OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF OBDE
OBDE has entered into the OBDE Investment Advisory Agreement and the OBDE Administration Agreement with OBDE Adviser. Pursuant to the OBDE Investment Advisory Agreement, OBDE pays OBDE Adviser a base management fee and an incentive fee. Pursuant to the OBDE Administration Agreement, OBDE will reimburse OBDE Adviser for expenses necessary to perform services related to OBDE’s administration and operations. In addition, OBDE Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies.
OBDE’s executive officers, certain of OBDE’s directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and certain of OBDE’s officers and directors and professionals of Blue Owl, and the Blue Owl Credit Advisers are officers of Blue Owl Securities LLC. In addition, OBDE’s executive officers and directors and the members of OBDE Adviser and members of its Diversified Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as OBDE does (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by OBDE’s affiliates which may have investment objective similar to OBDE’s investment objective. At times OBDE may compete with the Blue Owl Credit Clients, for capital and investment opportunities. As a result, OBDE may not be given the opportunity to participate in certain investments made by the Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among OBDE and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of OBDE Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for OBDE Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of OBDE Adviser or its affiliates is disadvantaged in relation to any other client of OBDE Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among OBDE and other clients of OBDE Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the OBDE Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the OBDE Investment Advisory Agreement.
The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When OBDE engages in co-investments as permitted by the exemptive relief described below, OBDE will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policy. In situations where co-investment with other entities managed by OBDE Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of OBDE Adviser) along with other officers and employees, will need to decide whether OBDE or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Adviser’s investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Blue Owl Credit Adviser’s allocation policy is designed to manage the potential conflicts of interest between OBDE Adviser’s fiduciary obligations to OBDE and OBDE Adviser’s or its affiliates’ similar fiduciary obligations to other clients, including the Blue Owl Credit Clients; however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to OBDE. Not all conflicts of interest can be expected to be resolved in OBDE’s favor.
The allocation of investment opportunities among OBDE and any of the other investment funds sponsored or accounts managed by OBDE Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by OBDE or another investment fund or account) is suitable for OBDE or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, OBDE Adviser may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and NAV of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ allocation policy, if, through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to OBDE relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that OBDE’s actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which OBDE Adviser may be subject did not exist.
Co-Investment Opportunities
OBDE relies on the Order to co-invest with other funds managed by OBDE Adviser or certain affiliates in a manner consistent with OBDE’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, OBDE generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of OBDE’s Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to OBDE and OBDE Shareholders and do not involve overreaching by OBDE or OBDE Shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of OBDE Shareholders and is consistent with OBDE’s investment objective and strategies, (3) the investment by OBDE’s affiliates would not disadvantage OBDE, and OBDE’s participation would not be on a basis different from or less advantageous than that on which OBDE’s affiliates are investing, and (4) the proposed investment by OBDE would not benefit OBDE Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act.
In addition, OBDE has received an amendment to the Order which permits OBDE to participate in follow-on investments in OBDE’s existing portfolio companies with certain affiliates that are private funds if such private funds did not have an investment in such existing portfolio company held by OBDE. The Blue Owl Credit Advisers’ investment allocation policy incorporates the conditions of the Order. As a result of the Order, there could be significant overlap in OBDE’s investment portfolio and the investment portfolio of the other Blue Owl BDCs and/or funds established by the Blue Owl Credit Advisers that could avail themselves of the exemptive relief and that have an investment objective similar to OBDE’s.
Review, Approval or Ratification of Transactions with Related Persons
The OBDE Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
License Agreement
OBDE has entered into a license agreement (the “OBDE License Agreement”), pursuant to which an affiliate of Blue Owl has granted OBDE a non-exclusive license to use the name “Blue Owl.” Under the OBDE License Agreement, OBDE has a right to use the Blue Owl name for so long as OBDE Adviser or one of its affiliates remains OBDE’s investment adviser. Other than with respect to this limited license, OBDE has no legal right to the “Blue Owl” name or logo.
Material Non-Public Information
OBDE’s senior management, members of OBDE Adviser’s Diversified Lending Investment Committee and other investment professionals from OBDE Adviser may serve as directors of, or in a similar capacity with, companies in which OBDE invests or in which OBDE is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict OBDE’s ability to buy or sell the securities of such company under the policies of OBDE or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF OBDE
The following table sets forth, as of August 9, 2024, the beneficial ownership information of each current OBDE director, as well as OBDE’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of OBDE Common Stock, and the OBDE executive officers and directors as a group. Percentage of beneficial ownership is based on 123,356,823 shares of OBDE Common Stock outstanding as of August 9, 2024.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership according to information furnished to OBDE by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of OBDE Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current OBDE director, OBDE’s executive officers, the OBDE executive officers and directors as a group, and each person known to OBDE to beneficially own 5% or more of the outstanding shares of OBDE Common Stock.
To OBDE’s knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of OBDE Common Stock beneficially owned by such shareholder. The address of all OBDE executive officers and directors is c/o OBDE, 399 Park Avenue, New York, NY 10022.

Name (Company or Companies)	Number of Shares of OBDE Common Stock Owned Beneficially	Percentage of OBDE Common Stock Outstanding	Pro Forma Percentage of OBDC Common Stock Outstanding
5% Holders
California State Teachers’ Retirements System(1)	13,266,763	10.8%	2.6%
The State of Oregon(2)	7,494,001	6.1	1.5
Maine Public Employees Retirement System(3)	5,067,281	4.1	1.0
Interested Director:
Craig W. Packer	—	—	—
Independent Directors:
Edward D’Alelio	—	—	—
Eric Kaye	—	—	—
Christopher M. Temple	—	—	—
Melissa Weiler	—	—	—
Victor Woolridge	—	—	—
Executive Officers:
Logan Nicholson	—	—	—
Bryan Cole	—	—	—
Karen Hager	—	—	—
Jonathan Lamm	—	—	—
Neena A. Reddy	—	—	—
Matthew Swatt	—	—	—
Shari Withem	—	—	—
Jennifer McMillon	—	—	—
All Executive Officers and Directors as a Group (14 persons)	—	—	—
__________________
*Less than 1%
(1)The address of the California State Teachers’ Retirement System is 100 Waterfront Place, 15th Floor, West Sacramento, CA 95605-2807.

(2)The State of Oregon, by and through the Oregon Investment Council, holds these shares on behalf of the Oregon Public Employees Retirement Fund. The address of the Oregon Public Employees Retirement Fund is 16920 SW Upper Boones Ferry Road, Tigard, OR 97224.
(3)The address of the Main Public Employees Retirement System is One City Center, 8th Floor, Portland, Maine 04101.
The following table sets forth, as of [     ], 20[ ], the dollar range of OBDE’s equity securities that is beneficially owned by each of the current directors of OBDE.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in OBDE(1)(2)
Interested Director:
Craig W. Packer	None
Independent Directors:
Edward D’Alelio	None
Eric Kaye	None
Christopher M. Temple	None
Melissa Weiler	None
Victor Woolridge	None
__________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)The dollar range of equity securities of OBDE beneficially owned by directors of OBDE, if applicable, is calculated by multiplying the closing price per share of OBDE Common Stock on the OBDE Record Date on the NYSE, by the number of shares of OBDE Common Stock beneficially owned.

DESCRIPTION OF CAPITAL STOCK OF OBDC
The following description is based on relevant portions of the MGCL and on the OBDC Charter and OBDC Bylaws. This summary is not necessarily complete, you should refer to the OBDC Charter and OBDC Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Under the terms of the OBDC Charter, OBDC’s authorized stock consists solely of 1 billion shares of common stock, par value $0.01 per share, of which [     ] were outstanding as of [     ], 2024 and no shares of preferred stock, par value $0.01 per share. As permitted by the MGCL, the OBDC Charter provides that a majority of the OBDC Board, without any action by OBDC Shareholders, may amend the OBDC Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that OBDC has the authority to issue.
The OBDC Common Stock is listed on the NYSE under the ticker symbol “OBDC.” There are no outstanding options or warrants to purchase OBDC’s stock. No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, OBDC Shareholders generally are not personally liable for its debts or obligations.
The following presents OBDC’s outstanding classes of securities as of [     ], 20[ ]:

Title of Class	Amount Authorized	Amount Held by OBDC or for OBDC’s Account	Amount Outstanding Exclusive of Amount Held by OBDC or for OBDC’s Account
Equity Securities
Common Stock	1,000,000,000	—	[ ]
Common Stock
Under the terms of the OBDC Charter, all shares of OBDC Common Stock have equal rights as to dividends, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and other distributions may be paid to OBDC Shareholders if, as and when authorized by the OBDC Board and declared out of funds legally available therefor. Shares of OBDC Common Stock have no preemptive, exchange, conversion or redemption rights and shareholders generally have no appraisal rights. Shares of OBDC Common Stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that OBDC assets could be treated as “plan assets,” OBDC may require any person proposing to acquire shares of OBDC Common Stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor (as defined in the OBDC Charter) or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the OBDC Board.
In the event of a liquidation, dissolution or winding up, each share of OBDC Common Stock would be entitled to share ratably in all of OBDC’s assets that are legally available for distribution after OBDC pays or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of OBDC preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of OBDC Common Stock is entitled to one vote on all matters submitted to a vote of OBDC Shareholders, including the election of directors, and the shareholders will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder’s votes for one or more candidates for seats on the OBDC Board. Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in the OBDC Bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.
Preferred Stock
Under the terms of the OBDC Charter, the OBDC Board may authorize OBDC to issue shares of preferred stock in one or more classes or series, without shareholder approval, to the extent permitted by the 1940 Act. The OBDC Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. OBDC does not currently anticipate issuing preferred stock in the near future. In the event OBDC issues preferred stock, OBDC will make any required disclosure to shareholders. OBDC will not offer preferred stock to OBDC Adviser or OBDC’s affiliates except on the same terms as offered to all other OBDC Shareholders.
Preferred stock could be issued with terms that would adversely affect OBDC Shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of OBDC’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The MGCL permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The OBDC Charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of the MGCL and the requirements of the 1940 Act.
The MGCL requires a corporation (unless its charter provides otherwise, which the OBDC Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under the MGCL, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The OBDC Charter obligates OBDC, subject to the limitations of the MGCL and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; (2) any individual who, while a director or officer and at the Company’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; or (3) OBDC Adviser or any of its affiliates acting as an agent for OBDC, from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. These indemnification rights vest immediately upon an individual’s election as a director or officer. In accordance with the 1940 Act, OBDC will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.
The MGCL and Certain Charter and Bylaws Provisions; Anti-Takeover Measures
The MGCL contains, and the OBDC Charter and OBDC Bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire OBDC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of OBDC to negotiate first with the OBDC Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. OBDC believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the OBDC Board’s ability to negotiate such proposals may improve their terms.
Under the MGCL, a Maryland corporation generally cannot dissolve, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the OBDC Charter provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.
Subject to certain exceptions provided in the OBDC Charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of OBDC stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of the OBDC Board, will be necessary to effect any OBDC Shareholder proposal as to specific investment decisions made or to be made with respect to OBDC assets.
However, if the proposal is approved by at least 75% of OBDC’s continuing directors, the proposal may be approved only by the OBDC Board and, if necessary, the OBDC Shareholders as otherwise would be required by applicable law, the OBDC Charter and the OBDC Bylaws, without regard to the supermajority approval requirements discussed above. A “continuing director” is defined in the OBDC Charter as a director who (i) is not an interested party (meaning a person who has or proposes to enter into a business combination with OBDC or owns more than 5% of any class of OBDC stock) or an affiliate or an associate of an interested party and who has been a member of the OBDC Board for a period of at least 24 months (or since OBDC commenced operations, if that period is less than 24 months); or (ii) is a successor of a continuing director who is not an interested party or an affiliate or an associate of an interested party and is recommended to succeed a continuing director by a majority of the continuing directors then in office or is nominated for election by the OBDC Shareholders by a majority of the continuing directors then in office; or (iii) is elected to the OBDC Board to be a continuing director by a majority of the continuing directors then in office and who is not an interested party or an affiliate or associate of an interested party.
The OBDC Charter also provides that the OBDC Board is divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the OBDC Charter) and only by the affirmative vote of shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. The OBDC Charter and OBDC Bylaws also provide that, except as provided otherwise by the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the OBDC Board, including any newly created directorship resulting from an increase in the size of the OBDC Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under the MGCL, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of OBDC stock. In addition, the OBDC Charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the OBDC Board.
The classification of the OBDC Board and the limitations on removal of directors described above as well as the limitations on shareholders’ right to fill vacancies and newly created directorships and to fix the size of the OBDC Board could have the effect of making it more difficult for a third party to acquire OBDC, or of discouraging a third party from acquiring or attempting to acquire OBDC.
The MGCL and the OBDC Charter and OBDC Bylaws also provide that:
•any action required or permitted to be taken by OBDC Shareholders at an annual meeting or special meeting of OBDC Shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;
•special meetings of OBDC Shareholders may only be called by the OBDC Board, the chairman of the OBDC Board or the Chief Executive Officer, and must be called by the Secretary upon the written request of OBDC Shareholders who are entitled to cast at least a majority of all the votes entitled to be cast at such meeting; and
•any OBDC Shareholder nomination or business proposal to be properly brought before a meeting of OBDC Shareholders must have been made in compliance with certain advance notice and informational requirements.
These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of OBDC’s outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the OBDC Common Stock, because such person or entity, even if it acquired a majority of OBDC outstanding voting securities, would be able to take action as a shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. The provisions of the OBDC Charter requiring that the directors may be removed only for cause and only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors will also prevent shareholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in the OBDC Bylaws do not give the OBDC Board any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to OBDC and OBDC Shareholders.

Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of an amendment of the charter by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the OBDC Charter provides for approval of charter amendments by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. The OBDC Board, by vote of a majority of the members of the OBDC Board, has the exclusive power to adopt, alter, amend or repeal the OBDC Bylaws. The OBDC Charter provides that any amendment to the OBDC Charter to make OBDC Common Stock a “redeemable security” or to convert OBDC from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act) or any amendment to the following provisions of the OBDC Charter, among others, will require, in addition to any other vote required by applicable law or the OBDC Charter, the affirmative vote of OBDC Shareholders entitled to cast at least three-quarters of the votes entitled to be cast thereon, with the holders of each class or series of OBDC stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of the OBDC Board, unless three-quarters of the continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, the OBDC Charter and OBDC Bylaws:
•the provisions regarding the classification of the OBDC Board;
•the provisions regarding the classification of the OBDC Board;
•the provisions limiting shareholder action by written consent;
•the provisions regarding the number of directors on the OBDC Board;
•the provisions specifying the vote required to approve extraordinary actions and amend the OBDC Charter and the OBDC Board’s exclusive power to amend the OBDC Bylaws;
•the limitations of directors’ and officers’ liability for money damages and the requirement that OBDC indemnify its directors and officers as described above; and
•the provisions imposing additional voting requirements on certain business combinations and other actions.
Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
The OBDC Bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the OBDC Board or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by the OBDC Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the OBDC Bylaws. With respect to special meetings of shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the OBDC Board or (c) provided that the OBDC Board has determined that directors will be elected at the meeting , by a shareholder who is a shareholder of record both at the time of giving the advance notice required by the OBDC Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the OBDC Bylaws.
The purpose of requiring OBDC Shareholders to give OBDC advance notice of nominations and other business is to afford the OBDC Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the OBDC Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the OBDC Bylaws do not give the OBDC Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to OBDC and OBDC Shareholders.
No Appraisal Rights
For certain extraordinary transactions and charter amendments, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, the OBDC Charter provides that OBDC Shareholders will not be entitled to exercise appraisal rights unless the OBDC Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.
Control Share Acquisitions
Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of shareholders entitled to cast two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or
•a majority or more of all voting power.
The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The OBDC Bylaws contain a provision exempting from the Control Share Acquisition

Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, OBDC may amend the OBDC Bylaws to be subject to the Control Share Acquisition Act, but will do so only if the OBDC Board determines that it would be in OBDC’s best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:
•any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.
A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which such person otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•two-thirds of the votes entitled to be cast by holders of outstanding voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.
These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The OBDC Board has adopted a resolution exempting from the requirements of the statute any business combination between OBDC and any other person, provided that such business combination is first approved by the OBDC Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the OBDC Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of OBDC and increase the difficulty of consummating any offer.
Conflict with the 1940 Act
The OBDC Bylaws provide that, if and to the extent that any provision of the MGCL, including the Maryland Control Share Acquisition Act (if OBDC amends the OBDC Bylaws to be subject to such act) and the Maryland

Business Combination Act or any provision of the OBDC Charter or OBDC Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF CAPITAL STOCK OF OBDE
The following description is based on relevant portions of the MGCL and on the OBDE Charter and OBDE Bylaws. This summary is not necessarily complete, and you should refer to the OBDE Charter and OBDE Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Under the terms of the OBDE Charter, OBDE’s authorized stock consists solely of 500 million shares of OBDE Common Stock, par value $0.01 per share, of which [     ] were outstanding as of [     ], 2024 and no shares of preferred stock, par value $0.01 per share.
OBDE Common Stock is listed on the NYSE under the ticker symbol “OBDE.” There are no outstanding options or warrants to purchase OBDE Common Stock. No OBDE Common Stock has been authorized for issuance under any equity compensation plans. Under the MGCL, OBDE Shareholders generally are not personally liable for its debts or obligations.
As permitted by the MGCL, the OBDE Charter provides that a majority of the OBDE Board, without any action by OBDE Shareholders, may amend the OBDE Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that OBDE has the authority to issue. The OBDE Charter also provides that the OBDE Board may classify or reclassify any unissued shares of OBDE Common Stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. Unless the OBDE Board determines otherwise, OBDE will issue all shares of OBDE Common Stock in uncertificated form.
The following presents OBDE’s outstanding classes of securities as of [     ], 20[ ]:

Title of Class	Amount Authorized	Amount Held by OBDE or for OBDE’s Account	Amount Outstanding Exclusive of Amount Held by OBDE or for OBDE’s Account
Equity Securities
Common Stock	500,000,000	—	[ ]
Common Stock
Under the terms of the OBDE Charter, all shares of OBDE Common Stock have equal rights as to dividends, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and other distributions may be paid to OBDE Shareholders if, as and when authorized by the OBDE Board and declared out of funds legally available therefor. Shares of OBDE Common Stock have no preemptive, exchange, conversion or redemption rights and OBDE Shareholders generally have no appraisal rights. Shares of OBDE Common Stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that OBDE assets could be treated as “plan assets,” OBDE may require any person proposing to acquire shares of OBDE Common Stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor (as defined in section 3(42) of the Employee Retirement Income Security Act of 1974) or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the OBDE Board.
Following the OBDE Listing Date, without the prior written consent of the OBDE Board, during the OBDE Restricted Period (as defined below), OBDE Shareholders may not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, “Transfer”) any shares of OBDE Common Stock acquired prior to the OBDE Listing Date. The OBDE Restricted Period is 180 days after the date of the OBDE Listing Date for all of the shares of OBDE Common Stock held by an OBDE Shareholder prior to the OBDE Listing Date, 270 days after the OBDE Listing Date for two-thirds of the shares of OBDE Common Stock held by a shareholder prior to the OBDE Listing Date and 365 days after the OBDE Listing Date for one-third of the shares of OBDE Common Stock held by an OBDE Shareholder prior to the OBDE Listing Date.
In the event of a liquidation, dissolution or winding up, each share of OBDE Common Stock would be entitled to share ratably in all of OBDE’s assets that are legally available for distribution after OBDE pays or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of OBDE’s preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of OBDE Common Stock is entitled to one vote on all matters submitted to a vote of OBDE Shareholders, including the election of directors, and OBDE Shareholders will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles an OBDE Shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows an OBDE Shareholder to cast a portion or all of the OBDE Shareholder’s votes for one or more candidates for seats on the OBDE Board. Without cumulative voting, a minority OBDE Shareholder may not be able to elect as many directors as the OBDE Shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in the OBDE Bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The MGCL permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The OBDE Charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of the MGCL and the requirements of the 1940 Act.
The MGCL requires a corporation (unless its charter provides otherwise, which the OBDE Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under the MGCL, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The OBDE Charter obligates OBDE, subject to the limitations of the MGCL and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; or (2) any individual who, while a director or officer and at OBDE’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, OBDE will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.
The MGCL and Certain OBDE Charter and OBDE Bylaws Provisions; Anti-Takeover Measures
The MGCL, the OBDE Charter and the OBDE Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire OBDE by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of OBDE to negotiate first with the OBDE Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of OBDE Shareholders. OBDE believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the OBDE Board’s ability to negotiate such proposals may improve their terms.
Under the MGCL, a Maryland corporation generally cannot dissolve, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the OBDE Charter provides for approval of these actions by the affirmative vote of OBDE Shareholders entitled to cast a majority of the votes entitled to be cast on the matter.
Subject to certain exceptions provided in the OBDE Charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of OBDE Common Stock voting as a separate class, will be necessary to effect any of the following actions:
•the liquidation or dissolution of OBDE;
•any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of OBDE’s assets that the MGCL requires be approved by OBDE Shareholders; or
•any transaction between OBDE, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of OBDE directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group.
However, if the proposal or transaction is approved by at least a majority of the OBDE continuing directors, the proposal or transaction may be approved only by the OBDE Board and, if necessary, OBDE Shareholders as otherwise would be required by applicable law, the OBDE Charter and the OBDE Bylaws, without regard to the supermajority approval requirements discussed above. A “continuing director” is defined in the OBDE Charter as (1) the current directors, (2) those directors whose nomination for election by the OBDE Shareholders or whose election by the directors to fill vacancies is approved by a majority of the current directors then on the OBDE Board or (3) any successor directors whose nomination for election by OBDE Shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
The OBDE Charter also provides that the OBDE Board is divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the OBDE Charter) and only by the affirmative vote of OBDE Shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. The OBDE Charter and OBDE Bylaws also provide that, except as provided otherwise by the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the OBDE Board, including any newly created directorship resulting from an increase in the size of the OBDE Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under the MGCL, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of OBDE stock. In addition, the OBDE Charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the OBDE Board.
The classification of the OBDE Board and the limitations on removal of directors described above as well as the limitations on OBDE Shareholders’ right to fill vacancies and newly created directorships and to fix the size of the OBDE Board could have the effect of making it more difficult for a third party to acquire OBDE, or of discouraging a third party from acquiring or attempting to acquire OBDE.
The MGCL, the OBDE Charter and OBDE Bylaws also provide that:
•any action required or permitted to be taken by OBDE Shareholders at an annual meeting or special meeting of OBDE Shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;
•special meetings of OBDE Shareholders may only be called by the OBDE Board, the chairman of the OBDE Board or the chief executive officer, and must be called by the secretary upon the written request of OBDE Shareholders who are entitled to cast at least a majority of all the votes entitled to be cast at such meeting; and
•from and after the first closing of a private offering, any OBDE Shareholder nomination or business proposal to be properly brought before a meeting of OBDE Shareholders must have been made in compliance with certain advance notice and informational requirements.
These provisions could delay or hinder OBDE Shareholder actions which are favored by the holders of a majority of OBDE’s outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for OBDE Common Stock, because such person or entity, even if it acquired a majority of the OBDE outstanding voting securities, would be able to take action as an OBDE Shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. The provisions of the OBDE Charter requiring that the directors may be removed only for cause and only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors will also prevent OBDE Shareholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in the OBDE Bylaws do not give the OBDE Board any power to disapprove OBDE Shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to OBDE and OBDE Shareholders.
Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of an amendment of the charter by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the OBDE Charter provides for approval of OBDE Charter amendments by the affirmative vote of OBDE Shareholders entitled to cast a majority of the votes entitled to be cast on the matter. The OBDE Board, by vote of a majority of the members of the OBDE Board, has the exclusive power to adopt, alter, amend or repeal the OBDE Bylaws. The OBDE Charter provides that any amendment to the OBDE Charter to make OBDE Common Stock a “redeemable security” or to convert OBDE from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), any amendment to the OBDE Charter to effect the liquidation or dissolution of OBDE or any amendment to the following provisions of the OBDE Charter, among others, will require, in addition to any other vote required by applicable law or the OBDE Charter, the affirmative vote of OBDE Shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, with the holders of each class or series of OBDE stock voting as a separate class, unless the majority of the continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, the OBDE Charter and the OBDE Bylaws:
•the provisions regarding the classification of the OBDE Board;
•the provisions governing the removal of directors;
•the provisions limiting OBDE Shareholder action by written consent;
•the provisions regarding the number of directors on the OBDE Board; and
•the provisions specifying the vote required to approve extraordinary actions and amend the OBDE Charter and the OBDE Board’s exclusive power to amend the OBDE Bylaws.
Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
The OBDE Bylaws provide that, with respect to an annual meeting of OBDE Shareholders, nominations of individuals for election as directors and the proposal of business to be considered by OBDE Shareholders may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the OBDE Board or (c) by an OBDE Shareholder who is an OBDE Shareholder of record both at the time of giving the advance notice required by the OBDE Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the OBDE Bylaws. With respect to special meetings of OBDE Shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the OBDE Board or (c) provided that the OBDE Board has determined that directors will be elected at the meeting , by an OBDE Shareholder who is an OBDE Shareholder of record both at the time of giving the advance notice required by the OBDE Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the OBDE Bylaws.
The purpose of requiring OBDE Shareholders to give OBDE advance notice of nominations and other business is to afford the OBDE Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the OBDE Board, to inform OBDE Shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of OBDE Shareholders. Although the OBDE Bylaws do not give the OBDE Board any power to disapprove OBDE Shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of OBDE Shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to OBDE and OBDE Shareholders.
No Appraisal Rights
For certain extraordinary transactions and OBDE Charter amendments, the MGCL provides the right to dissenting OBDE Shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, the OBDE Charter provides that OBDE Shareholders will not be entitled to exercise appraisal rights unless the OBDE Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which OBDE Shareholders would otherwise be entitled to exercise appraisal rights.
Control Share Acquisitions
Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of shareholders entitled to cast two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or
•a majority or more of all voting power.
The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The OBDE Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, OBDE may amend the OBDE Bylaws to be subject to the Control Share Acquisition Act, but will do so only if the OBDE Board determines that it would be in OBDE’s best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.

Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:
•any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.
A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which such person otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•two-thirds of the votes entitled to be cast by holders of outstanding voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.
These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The OBDE Board has adopted a resolution exempting from the requirements of the statute any business combination between OBDE and any other person, provided that such business combination is first approved by the OBDE Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the OBDE Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of OBDE and increase the difficulty of consummating any offer.
Conflict with the 1940 Act
The OBDE Bylaws provide that, if and to the extent that any provision of the MGCL, including the Maryland Control Share Acquisition Act (if OBDE amends the OBDE Bylaws to be subject to such Act) and the Maryland Business Combination Act or any provision of the OBDE Charter or OBDE Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Exclusive Forum
OBDE’s Bylaws require that, unless OBDE consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of OBDE, (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of OBDE’s director, officer or other agent to OBDE or to OBDE Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the OBDE Charter or the OBDE Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in the OBDE Bylaws does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.
There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for OBDE Shareholders in bringing a claim against OBDE or its directors, officers or other agents. Any investor purchasing or otherwise acquiring OBDE shares is deemed to have notice of and consented to the foregoing provision.
The exclusive forum selection provision in the OBDE Bylaws may limit OBDE Shareholders’ ability to obtain a favorable judicial forum for disputes with OBDE or its directors, officers or other agents, which may discourage lawsuits against OBDE and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

OBDC DIVIDEND REINVESTMENT PLAN
Pursuant to OBDC’s second amended and restated dividend reinvestment plan (the “OBDC Dividend Reinvestment Plan”), OBDC will reinvest all cash distributions declared by the OBDC Board on behalf of OBDC Shareholders who do not elect to receive their distribution in cash as provided below. As a result, if the OBDC Board authorizes, and OBDC declares, a cash dividend or other distribution, then OBDC Shareholders who have not opted out of the OBDC Dividend Reinvestment Plan will have their cash distributions automatically reinvested in additional shares of OBDC Common Stock, rather than receiving the cash dividend or other distribution. Any fractional share otherwise issuable to a participant in the OBDC Dividend Reinvestment Plan will instead be paid in cash.
If newly issued shares are used to implement the OBDC Dividend Reinvestment Plan, the number of shares to be issued to an OBDC Shareholder will be determined by dividing the total dollar amount of the cash dividend or distribution payable to an OBDC Shareholder by the market price per share of OBDC Common Stock at the close of regular trading on the NYSE on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed NAV per share, OBDC will issue shares at the greater of (i) the most recently computed NAV per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed NAV per share). Pursuant to the OBDC Dividend Reinvestment Plan, if shares are purchased in the open market to implement the OBDC Dividend Reinvestment Plan, the number of shares to be issued to an OBDC Shareholder shall be determined by dividing the dollar amount of the cash dividend payable to such OBDC Shareholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. OBDC Shareholders who receive distributions in the form of shares of OBDC Common Stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
No action is required on the part of a registered OBDC Shareholder to have cash dividends or other distributions reinvested in shares of OBDC Common Stock. A registered OBDC Shareholder is able to elect to receive an entire cash dividend or other distribution in cash by notifying OBDC Adviser in writing so that such notice is received by OBDC Adviser no later than ten days prior to the record date for distributions to OBDC Shareholders.
There are no brokerage charges or other charges to OBDC Shareholders who participate in the plan.
The plan is terminable by OBDC upon notice in writing mailed to each OBDC Shareholder of record at least 30 days prior to any record date for the payment of any distribution by OBDC.
Additional information about the OBDC Dividend Reinvestment Plan may be obtained by contacting OBDC’s shareholder services at (212) 419-3000.

OBDE DIVIDEND REINVESTMENT PLAN
OBDE has adopted an amended and restated dividend reinvestment plan (the “OBDE Dividend Reinvestment Plan”), pursuant to which OBDE will reinvest all cash distributions declared by the OBDE Board on behalf of OBDE Shareholders who do not elect to receive their distribution in cash as provided below. As a result, if the OBDE Board authorizes, and OBDE declares, a cash dividend or other distribution, then OBDE Shareholders who have not opted out of the OBDE Dividend Reinvestment Plan will have their cash distributions automatically reinvested in additional shares of OBDE Common Stock, rather than receiving the cash dividend or other distribution. Any fractional share otherwise issuable to a participant in the OBDE Dividend Reinvestment Plan will instead be paid in cash.
If newly issued shares are used to implement the OBDE Dividend Reinvestment Plan, the number of shares to be issued to an OBDE Shareholder will be determined by dividing the total dollar amount of the cash dividend or distribution payable to an OBDE Shareholder by the market price per share of OBDE Common Stock at the close of regular trading on the NYSE on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed NAV per share, OBDE will issue shares at the greater of (i) the most recently computed NAV per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed NAV per share). Pursuant to the OBDE Dividend Reinvestment Plan, if shares are purchased in the open market to implement the OBDE Dividend Reinvestment Plan, the number of shares to be issued to an OBDE Shareholder shall be determined by dividing the dollar amount of the cash dividend payable to such OBDE Shareholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. OBDE Shareholders who receive distributions in the form of shares of OBDE Common Stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
No action is required on the part of a registered OBDE Shareholder to have cash dividends or other distributions reinvested in shares of OBDE Common Stock. A registered OBDE Shareholder is able to elect to receive an entire cash dividend or other distribution in cash by notifying OBDE Adviser in writing so that such notice is received by OBDE Adviser no later than ten days prior to the record date for distributions to the shareholders.
There are no brokerage charges or other charges to shareholders who participate in the OBDE Dividend Reinvestment Plan.
The OBDE Dividend Reinvestment Plan is terminable by OBDE upon notice in writing mailed to each OBDE Shareholder of record at least 30 days prior to any record date for the payment of any distribution by OBDE.
Additional information about the OBDE Dividend Reinvestment Plan may be obtained by contacting OBDE’s shareholder services at (212) 419-3000.

COMPARISON OF OBDC AND OBDE SHAREHOLDER RIGHTS
The following is a summary of the material differences between the rights of OBDC Shareholders and OBDE Shareholders. The following discussion is not intended to be complete and is qualified by reference to the OBDC Charter and OBDC Bylaws, the OBDE Charter and OBDE Bylaws, and the MGCL. Information about the rights of OBDC Shareholders and OBDE Shareholders can be found in the OBDC Charter and OBDC Bylaws and the OBDE Charter and OBDE Bylaws. The OBDC Charter is incorporated herein by reference to Exhibits (1)(a), (1)(b) and the OBDC Bylaws are incorporated herein by reference to Exhibit (2) in this joint proxy statement/prospectus and will be sent to OBDC Shareholders upon request. The OBDE Charter and OBDE Bylaws are incorporated herein by reference to Exhibits 3.1 and 3.2 in “Part IV. Item 15. Exhibits, Financial Statement Schedules” in OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and will be sent to OBDE Shareholders upon request. See “Where You Can Find More Information.”
OBDC and OBDE are Maryland corporations subject to the MGCL. The rights of OBDC Shareholders and OBDE Shareholders are substantially similar, with the following exceptions:

	Rights of OBDC Shareholders	Rights of OBDE Shareholders
Amendment of Charter	The OBDC Charter provides that OBDC may make any amendment to the OBDC Charter, as authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the OBDC Charter, of any shares of stock of OBDC, and all rights and powers conferred by the OBDC Charter on shareholders, OBDC directors and officers are granted subject to this reservation.	The OBDE Charter provides that OBDE may make any amendment to the OBDE Charter, as authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the OBDE Charter, of any shares of stock of OBDE, and all rights and powers conferred by the OBDE Charter on shareholders, OBDE directors and officers are granted subject to this reservation.

Except for those amendments permitted to be made without shareholder approval under the MGCL or by specific provision in the OBDC Charter, and provided that the OBDC Board has declared the amendment advisable and directed that it be submitted for consideration by the shareholders as required by the MGCL, any amendment to the OBDC Charter shall be valid only if approved by the affirmative vote of shareholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Except for those amendments permitted to be made without shareholder approval, the MGCL or by specific provision in the OBDC Charter, and provided that the OBDC Board has declared the amendment advisable and directed that it be submitted for consideration by the shareholders as required by the MGCL, any amendment to the OBDC Charter shall be valid only if approved by the affirmative vote of the shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

Notwithstanding the foregoing, the affirmative vote of the shareholders entitled to cast at least 75% of the votes entitled to be cast on the matter, with holders of each class or series of shares voting as a separate class, and the affirmative vote of at least 75% of the entire OBDC Board is required to adopt any amendment to, or any amendment inconsistent with, the provisions of Section 5.01 (Number, Vacancies, Classification and Election of Directors), Section 5.02 (Extraordinary Actions), Section 5.07 (Removal of Directors), Section 5.08 (Stockholder Action by Unanimous Written Consent), Section 6.07 (Charter and Bylaws), Article XI (Liability Limitation and Indemnification), Section 12.01 (Amendments Generally), Section 12.02 (Specific Charter Amendments) or Section 12.03 (Approval of Certain Extraordinary Actions and Charter Amendments) of the OBDC Charter, unless 75% of the continuing directors (as defined in the OBDC Charter) approve such amendment, in which case such amendment shall be approved as required by the applicable law, the OBDC Charter and the OBDC Bylaws.

The affirmative vote of the shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of OBDE Directors, with holders of each class or series of shares voting as a separate class, is required to approve: (i) any amendment to the OBDE Charter to make OBDE Common Stock a “redeemable security” and any other proposal to convert OBDE from a “closed-end company” to an “open-end company” (as defined in the 1940 Act); (ii) any amendment to the OBDE Charter to effect any liquidation or dissolution of OBDE; and (iii) any amendment to, or any amendment in consistent with the provisions of Section 4.01 (Number, Vacancies, Classification and Election of Directors), Section 4.02 (Extraordinary Actions), Section 4.08 (Removal of Directors), Section 4.09 (Stockholder Action by Unanimous Written Consent), Section 5.05 (Charter and Bylaws), or Section 7.02 (Approval of Certain Extraordinary Actions and Charter Amendments) of the OBDE Charter; provided that, however, if a majority of the continuing directors (as defined in the OBDE Charter) approve such a proposal or amendment referred to in (i)-(iii), then the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter shall be sufficient to approve such proposal or amendment.

In addition, the affirmative vote of the shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of OBDC Directors, with holders of each class or series of shares voting as a separate class, and the affirmative vote of at least 75% of the entire OBDC Board, is required to approve any amendment to the OBDC Charter to make OBDC Common Stock a “redeemable security” and any other proposal to convert OBDC from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), or any amendment to Article II (Purposes and Powers) of the OBDC Charter, unless 75% of the continuing directors (as defined in the OBDC Charter) approve such proposal or amendment, in which case such proposal or amendment shall be approved as required by the applicable law, the OBDC Charter and the OBDC Bylaws.

Approval of Liquidation or Dissolution of the Corporation	The affirmative vote of OBDC Shareholders entitled to cast a majority of the votes entitled to be cast on the matter is required to approve any liquidation or dissolution of OBDC.
The affirmative vote of OBDE Shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, with holders of each class or series of shares voting as a separate class, is required to approve liquidation or dissolution of OBDE, unless a majority of the continuing directors (as defined in the OBDE Charter) approve such liquidation or dissolution, then the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter shall be sufficient to approve such liquidation or dissolution.

Director Nominations or Shareholder Proposals
The chairman of any meeting of OBDC Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance of Article II, Section 11 of the OBDC Bylaws.

The chairman of any meeting of OBDE Shareholders shall have the power to (i) determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures of Section 11 of the OBDE Bylaws, and (ii) if any proposed nomination or business was not made or proposed in compliance with Article II, Section 11 of the OBDE Bylaws, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing, unless otherwise required by law, if the OBDE Shareholder (or a qualified representative of the shareholder) does not appear at the shareholder meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by OBDE.

Exclusive Forum	Neither the OBDC Charter nor the OBDC Bylaws contain exclusive forum provisions.	Unless OBDE consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of OBDE, (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any director, officer or other agent of OBDE to OBDE or to OBDE Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the OBDE Charter or the OBDE Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine.

Right of Inspection
Any OBDC Shareholder shall be permitted access to the records of OBDC to which it is entitled under applicable law, which include the OBDC Bylaws, the minutes of the proceedings of the OBDC Shareholders, annual statements of affairs and voting trust agreements deposited with OBDC at its principal office, at all reasonable times and may inspect and copy any of them for a reasonable charge.
An alphabetical list of the names, addresses and telephone numbers of OBDC Shareholders, along with the number of shares held by each of them, shall be maintained as part of the books and records of OBDC and shall be available for inspection by any OBDC Shareholder or the OBDC Shareholder’s designated agent at the home office of OBDC upon the request of such Shareholder.

Any OBDE Shareholder may inspect and
copy during usual business hours the OBDE
Bylaws, the minutes of the proceedings of the
OBDE Shareholders, annual statements of
affairs and voting trust agreements deposited
with OBDE at its principal office. In addition,
one or more persons who together are and for at
least six months have been shareholders of
record of at least five percent of the outstanding
shares of stock of any class of OBDE may
inspect and copy during usual business hours
OBDE’s books of account and its stock ledger
and, if OBDE does not maintain the original or
a duplicate stock ledger at its principal office,
present to any officer of OBDE a written
request for a list of OBDE Shareholders.10
However, an OBDE Shareholder that is otherwise eligible under applicable law to inspect OBDE’s books of account or other specified documents of OBDE shall have no right to make such inspection if the OBDE Board determines that such shareholder has an improper purpose for requesting such inspection.

If OBDC Adviser or the OBDC Board neglects or refuses to produce a copy of an alphabetical list of the names, addresses and telephone numbers of the OBDC Shareholders, along with the shares held by each of them, as requested by an OBDC Shareholder in compliance with the OBDC Charter and applicable laws, OBDC Adviser and/or the OBDC Board, as the case may be, shall be liable to such OBDC Shareholder for the costs, including reasonable attorney’s fees, incurred by that OBDC Shareholder for compelling production of the list, and for actual damages suffered by such OBDC Shareholder by reason of such refusal or neglect.

Provisions Required by the NASAA Omnibus Guidelines
The OBDC Charter includes several provisions that would have been required by the NASAA Omnibus Guidelines if OBDC had determined to conduct a non-listed public offering and that are currently of no effect.
The OBDE Charter does not include similar provisions.

In addition, the following provisions are required by the NASAA Omnibus Guidelines and are currently in effect but would generally be required by applicable law regardless of whether they were included in the OBDC Charter:

•The OBDC Charter includes a requirement that a majority of the OBDC Board be independent (as defined in the 1940 Act), except for a period of 60 days, or such longer period permitted by law, after the death, removal or resignation of an independent director pending the election of such independent director’s successor.
•The OBDC Charter provides that when holders of one or more classes or series of Preferred Shares (as defined in OBDC’s Charter) have the right to elect additional directors (the “Additional Preferred Directors”), then the otherwise total number of OBDC directors shall automatically be increased by such specified number of Additional Preferred Directors, and the holders of such Preferred Shares shall be entitled to elect the Additional Preferred Directors and, unless the terms of the Preferred Shares provide otherwise, whenever the holders of any class or series of Preferred Shares having such right to elect Additional Preferred Directors are divested of such right, the terms of office of all such Additional Preferred Directors shall terminate and the total authorized number of Directors shall be automatically reduced accordingly.

•The OBDC Charter includes provisions that (i) allow the OBDC Board to exercise broad discretion in allowing the Adviser to administer and regulate the operations of OBDC; (ii) allow the OBDC Board to determine compensation payable to OBDC Adviser within the limits of the 1940 Act; (iii) set forth OBDC Adviser’s fiduciary duties; and (iv) provides that the Advisory Agreement must contain certain provisions relating to termination.
•The OBDC Charter includes provisions that provide that OBDC (i) may only accept additional goods or services from or lease assets to OBDC Adviser if certain conditions are met; and (ii) may not make loans to OBDC Adviser or its affiliates.
•The OBDC Charter includes provisions that provide that with respect to OBDC shares owned by OBDC Adviser, OBDC Adviser may not vote or consent on matters submitted to OBDC Shareholders regarding the removal of OBDC Adviser or any transaction between OBDC and OBDC Adviser or any of its affiliates.

Transfer Restrictions on shares of OBDC Common Stock and OBDE Common Stock	OBDC Common Stock are currently not subject to any transfer restrictions.	Following the OBDE Listing Date, without the prior written consent of the OBDE Board, during the OBDE Restricted Period (as defined below), OBDE Shareholders may not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber any shares of OBDE Common Stock acquired prior to the OBDE Listing Date.

The Restricted Period includes the:

•First Lock-Up Period (180 days after the date of the OBDE Listing Date for all of the shares of OBDE Common Stock held by an OBDE Shareholder prior to the OBDE Listing Date);
•Second Lock-Up Period (270 days after the OBDE Listing Date for two-thirds of the shares of OBDE Common Stock held by a shareholder prior to the OBDE Listing Date); and
•Third Lock-Up Period 365 days after the OBDE Listing Date for one-third of the shares of OBDE Common Stock held by an OBDE Shareholder prior to the OBDE Listing Date.

In connection with the OBDE Exchange Listing, the OBDE Board waived the transfer restrictions with respect to 5,870,466 shares of OBDE Common Stock with a pro rata portion of each OBDE Shareholder’s shares of OBDE Common Stock that was outstanding prior to the Listing Date being released from each of the First, Second and Third Lock-Up Periods. Effective as of June 5, 2024, the OBDE Board waived the transfer restrictions with respect to 19,491,245 shares of OBDE Common Stock with a pro rata portion of each OBDE Shareholder’s shares of OBDE Common Stock being released from each of the First, Second and the Third Lock-Up Periods. If the Mergers close before January 24, 2025, the Third Lock-Up Period will be waived.

REGULATION
The information in “Item 1. Regulation ” in Part I of OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference with respect to OBDC.
The information in “Item 1. Regulation” in Part I of OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is incorporated herein by reference with respect to OBDE.

CUSTODIAN, TRANSFER AND DISTRIBUTION AND PAYING AGENT AND REGISTRAR OF OBDC AND OBDE
OBDC’s and OBDE’s securities and loan documents are held by State Street Bank and Trust Company pursuant to custodian agreements, and State Street Bank and Trust Company also serves as OBDC’s and OBDE’s transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is State Street Corporation, One Congress Street Boston, MA 02114-2016.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since OBDC and OBDE will acquire and dispose of many of their investments in privately negotiated transactions, many of the transactions that OBDC and OBDE engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by the OBDC Board and the OBDE Board, OBDC Adviser and OBDE Adviser, as applicable, will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisers do not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for OBDC and OBDE, as applicable, under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Advisers generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Advisers may select a broker based upon brokerage or research services provided to the respective Adviser, OBDC, OBDE and any other clients. In return for such services, OBDC or OBDE may pay a higher commission than other brokers would charge if the respective Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Certain legal matters in connection with the validity of securities being offered by this joint proxy statement/prospectus will be passed upon for OBDC by Eversheds Sutherland (US) LLP, Washington, D.C.

EXPERTS
The consolidated financial statements of Blue Owl Capital Corporation and subsidiaries as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2023, and the Senior Securities table under the caption “Senior Securities of OBDC,” have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The consolidated financial statements of Blue Owl Capital Corporation III and subsidiaries as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, and the Senior Securities table under the caption “Senior Securities of OBDE,” have been incorporated by reference and included herein, respectively, in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference and appearing elsewhere herein, respectively, and upon the authority of said firm as experts in accounting and auditing.

OTHER MATTERS
OBDC
The OBDC Board knows of no other matter that is likely to come before the OBDC Special Meeting or that may properly come before the OBDE Special Meeting or the OBDC Special Meeting.
Pursuant to the OBDC Bylaws, if less than a quorum is present at the OBDC Special Meeting or if an insufficient number of votes is present for the adoption of the OBDC Proposals at such meeting, the chairman of the OBDC Special Meeting will have the power to adjourn the OBDC Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the OBDC Special Meeting.
OBDE
The OBDE Board knows of no other matter that is likely to come before the OBDE Special Meeting or that may properly come before the OBDE Special Meeting or the OBDC Special Meeting.
Pursuant to the OBDE Bylaws, if less than a quorum is present at the OBDE Special Meeting or if an insufficient number of votes is present for the adoption of the Merger Proposal at such meeting, the chairman of the OBDE Special Meeting will have the power to adjourn the OBDE Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the OBDE Special Meeting.

SHAREHOLDERS SHARING AN ADDRESS
Only one copy of this joint proxy statement/prospectus may be delivered to two or more shareholders of OBDC or OBDE who share an address, unless contrary instructions from one or more of such shareholders have been provided to OBDC or OBDE, as applicable.
On written or oral request, OBDC or OBDE, as applicable, will deliver promptly a separate copy of this joint proxy statement/prospectus to a shareholder at a shared address to which a single copy of this joint proxy statement/prospectus was delivered. Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of OBDC’s or OBDE’s proxy statements and annual reports should provide written or oral notice to OBDC or OBDE, as applicable, at 399 Park Avenue, New York, New York 10022, Attention: Investor Relations or by calling collect at (212) 419-3000.

WHERE YOU CAN FIND MORE INFORMATION
OBDC has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about OBDC and the securities being offered by this joint proxy statement/prospectus.
Each of OBDC and OBDE files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information OBDC and OBDE file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
OBDC maintains a website at www.blueowlcapitalcorporation.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. OBDE maintains a website at www.blueowlcapitalcorporationiii.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling OBDC or OBDE at the following address and telephone number:
OBDC or OBDE
Investor Relations
399 Park Avenue
New York, New York 10022
(212) 419-3000

INCORPORATION BY REFERENCE FOR OBDC
This joint proxy statement/prospectus is part of a registration statement that OBDC has filed with the SEC. OBDC is allowed to “incorporate by reference” the information that it files with the SEC, which means OBDC can disclose important information to you by referring you to those documents. The information incorporated by reference is considered by be part of this joint proxy statement/prospectus.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the document set forth below that have previously been filed with the SEC:
•OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 21, 2024;
•OBDC’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2024 and June 30, 2024, filed with the SEC on May 8, 2024 and August 7, 2024, respectively;
•OBDC’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2024 (Annual Proxy Statement); and
•OBDC’s Current Reports on Form 8-K filed with the SEC on January 9, 2024, January 12, 2024, January 19, 2024, January 23, 2024, February 21, 2024, April 8, 2024, April 16, 2024, May 8, 2024, June 24, 2024, July 3, 2024, August 7, 2024 and August 13, 2024, excluding the portions of these documents that are furnished under Item 2.02 or Item 7.01 of the Current Report on Form 8-K, as applicable.
To obtain a copy of this filing, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR OBDE
This joint proxy statement/prospectus is part of a registration statement that OBDE has filed with the SEC. OBDE is allowed to “incorporate by reference” the information that it files with the SEC, which means OBDE can disclose important information to you by referring you to those documents. The information incorporated by reference is considered by be part of this joint proxy statement/prospectus.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the document set forth below that have previously been filed with the SEC:
•OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 21, 2024;
•OBDE’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2024 and June 30, 2024, filed with the SEC on May 8, 2024 and August 7, 2024, respectively;
•OBDE’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2024 (Annual Proxy Statement); and
•OBDE’s Current Reports on Form 8-K filed with the SEC on January 16, 2024, January 24, 2024, February 21, 2024, February 22, 2024, March 25, 2024, April 8, 2024, May 8, 2024, May 29, 2024, June 24, 2024, July 2, 2024, July 3, 2024 and August 7, 2024, excluding the portions of these documents that are furnished under Item 2.02 or Item 7.01 of the Current Report on Form 8-K, as applicable.
To obtain a copy of this filing, see “Where You Can Find More Information.”

ANNEX A
AGREEMENT AND PLAN OF MERGER
among
BLUE OWL CAPITAL CORPORATION,
CARDINAL MERGER SUB INC.,
BLUE OWL CAPITAL CORPORATION III,
BLUE OWL CREDIT ADVISORS LLC
(for the limited purposes set forth herein)
and
BLUE OWL DIVERSIFIED CREDIT ADVISORS LLC
(for the limited purposes set forth herein)
Dated as of August 7, 2024
i

Exhibits
Exhibit A - OBDE Tax Representation Letter
Exhibit B – OBDC Tax Representation Letter
Exhibit C – Form of OBDC Tax Opinion
Exhibit D – Form of OBDE Tax Opinions
v

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER, dated as of August 7, 2024 (this “Agreement”), among Blue Owl Capital Corporation, a Maryland corporation (“OBDC”), Cardinal Merger Sub Inc., a Maryland corporation and wholly-owned direct Consolidated Subsidiary of OBDC (“Merger Sub”), Blue Owl Capital Corporation III, a Maryland corporation (“OBDE”), and, (x) solely for the purposes of Section 2.06, Article V, Section 8.01(g), Section 9.04 and Article XI, Blue Owl Credit Advisors LLC, a Delaware limited liability company (“OBDC Adviser”), and, (y) solely for the purposes of Section 1.09, Section 2.06, Article V, Section 8.01(g), Section 9.04 and Article XI, Blue Owl Diversified Credit Advisors LLC, a Delaware limited liability company (“OBDE Adviser” and together with OBDC Adviser, the “Advisers”), indirect affiliates of Blue Owl Capital Inc. (“Blue Owl”).
RECITALS
WHEREAS, each of OBDE and OBDC has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act;
WHEREAS, OBDC Adviser is the investment adviser of OBDC and OBDE Adviser is the investment adviser of OBDE;
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, OBDE, OBDC and Merger Sub intend to merge Merger Sub with and into OBDE (the “Merger”), with OBDE as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”);
WHEREAS, immediately after the Merger and the Terminations, the Surviving Company shall merge with and into OBDC (the “Second Merger” and, together with the Merger, the “Mergers”), with OBDC as the surviving company in the Second Merger;
WHEREAS, the Board of Directors of OBDE (the “OBDE Board”), upon the recommendation of a committee of the OBDE Board comprised solely of all of the Independent Directors of OBDE (the “OBDE Special Committee”), has unanimously (i) determined that (x) this Agreement, the Mergers and the other Transactions are advisable and in the best interests of OBDE and (y) the interests of OBDE’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved and declared advisable this Agreement, the Transactions (including the Merger) and any other OBDE Matters, (iii) directed that the OBDE Matters be submitted to OBDE’s stockholders for approval at the OBDE Stockholder Meeting, and (iv) resolved to recommend that the stockholders of OBDE approve the OBDE Matters;
WHEREAS, the Board of Directors of OBDC (the “OBDC Board”), upon the recommendation of a committee of the OBDC Board comprised solely of all of the Independent Directors of OBDC (the “OBDC Special Committee”), has unanimously (i) determined that (x) this Agreement, the Mergers and the other Transactions are advisable and in the best interests of OBDC and (y) the interests of OBDC’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved and declared advisable this Agreement, the Transactions (including the Mergers), the proposed issuance of OBDC Common Stock in connection with the Merger, and any other OBDC Matters, (iii) directed that the OBDC Matters be submitted to OBDC’s stockholders for approval at the OBDC Stockholder Meeting, and (iv) resolved to recommend that the stockholders of OBDC approve the OBDC Matters;
WHEREAS, the Board of Directors of Merger Sub has unanimously (i) determined that this Agreement, the Mergers and the other Transactions are advisable and in the best interests of Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Transactions (including the Merger), (iii) directed that the Merger be submitted to OBDC for consideration and approval, in OBDC’s capacity as the sole stockholder of Merger Sub, and (iv) resolved to recommend the approval of the Merger by OBDC, in OBDC’s capacity as the sole stockholder of Merger Sub;
WHEREAS, the parties intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code; and
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WHEREAS, the parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:
Article I.
THE MERGER
Section 1.01    The Merger.
Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time, Merger Sub shall merge with and into OBDE, and the separate corporate existence of Merger Sub shall cease. OBDE shall be the surviving company in the Merger and shall continue its existence as a corporation under the Laws of the State of Maryland.
Section 1.02    Closing.
On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place by remote communication and by the exchange of signatures by electronic transmission on the date that is five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).
Section 1.03    Effective Time.
The Merger shall become effective as set forth in the articles of merger with respect to the Merger (the “Articles of Merger”) that shall be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “SDAT”) on the Closing Date. The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the Articles of Merger.
Section 1.04    Effects of the Merger.
At and after the Effective Time, the Merger shall have the effects set forth in the MGCL.
Section 1.05    Conversion of Capital Stock.
At the Effective Time, by virtue of the Merger and without any action on the part of OBDE, OBDC or Merger Sub or the holder of any of the following securities:
(a)Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Company.
(b)All shares of common stock, par value $0.01 per share, of OBDE (the “OBDE Common Stock”) issued and outstanding immediately prior to the Effective Time that are owned by OBDC or any of its Consolidated Subsidiaries (including Merger Sub) shall be cancelled and shall cease to exist and no shares of common stock, par value $0.01 per share, of OBDC (the “OBDC Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).
(c)Subject to Section 1.05(e), each share of OBDE Common Stock issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of OBDC Common Stock equal to the Exchange Ratio (the “Merger Consideration”).
(d)All of the shares of OBDE Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each such share of OBDE Common Stock, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive the Merger Consideration, cash in lieu of fractional shares into which such shares of OBDE Common Stock represented in non-
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certificated book-entry form have been converted pursuant to Section 2.02 and any dividends or other distributions payable pursuant to Section 2.04(b).
(e)The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing OBDE Net Asset Value and/or the Closing OBDC Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of OBDC Common Stock or OBDE Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period (as permitted by this Agreement), in each case, to provide the stockholders of OBDE and OBDC the same economic effect as contemplated by this Agreement prior to such event, and as so adjusted shall, from and after the date of such event, be the Exchange Ratio. Nothing in this Section 1.05(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
Section 1.06    The Second Merger.
(a)Subject to the terms and conditions of this Agreement, in accordance with the MGCL, at the Second Effective Time, the Surviving Company shall merge with and into OBDC, and the separate corporate existence of the Surviving Company shall cease. OBDC shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Maryland. The Second Merger shall become effective (the “Second Effective Time”) as set forth in the articles of merger with respect to the Second Merger (the “Second Articles of Merger”) that OBDC and the Surviving Company shall file with the SDAT it being understood that OBDC and the Surviving Company shall cause the Second Effective Time to occur immediately following the Effective Time. At and after the Second Effective Time, the Second Merger shall have the effects set forth in the MGCL.
(b)At the Second Effective Time, by virtue of the Second Merger and without any action on the part of OBDC or the Surviving Company or the holder of any of the following securities, (i) each share of common stock of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall cease to exist, and no consideration shall be exchanged therefor and (ii) each share of OBDC Common Stock issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as an identical share of OBDC Common Stock.
Section 1.07    Charter and Bylaws.
(a)At the Effective Time, pursuant to Section 3-109 of the MGCL, the charter of the Surviving Company shall be amended and restated in its entirety as part of the Merger and shall thereafter be the charter of Merger Sub as in effect immediately prior to the Effective Time, and the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Company as of the Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.
(b)At the Second Effective Time, the charter of OBDC as in effect immediately prior to the Second Effective Time shall be the charter of OBDC, as the surviving company in the Second Merger, as of the Second Effective Time, and the bylaws of OBDC as in effect immediately prior to the Second Effective Time shall be the bylaws of OBDC, as the surviving company in the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.
Section 1.08    Directors and Officers.
Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company immediately after consummation of the Merger and shall hold office until the next annual meeting of the Surviving Company and until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal. The directors and officers of OBDC immediately
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prior to the Second Effective Time shall be the directors and officers of OBDC immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal.
Section 1.09    Termination of Certain Contractual Obligations.
Immediately after the Effective Time and immediately prior to the Second Merger, the OBDE Advisory Agreement and the OBDE Administration Agreement shall be automatically terminated and of no further force and effect (the “Terminations”).
Article II.
MERGER CONSIDERATION
Section 2.01    Delivery of Evidence of OBDC Common Stock.
As soon as reasonably practicable after the Effective Time, OBDC shall deposit with its transfer agent evidence of book-entry shares representing OBDC Common Stock issuable as Merger Consideration pursuant to Section 1.05(c).
Section 2.02    Fractional Shares.
No fractional shares of OBDC Common Stock shall be issued upon the conversion of OBDE Common Stock pursuant to Section 1.05(c), and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a holder of OBDC Common Stock. Each holder of shares of OBDE Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of OBDC Common Stock pursuant to Section 1.05(c) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of OBDC Common Stock multiplied by (ii) the volume-weighted average trading price of a share of OBDC Common Stock on the New York Stock Exchange (the “NYSE”) for the five (5) consecutive Trading Days ending on the third (3rd) Trading Day preceding the Closing Date (as reported by Bloomberg L.P. or its successor or, if not reported thereon, another authoritative source selected by OBDC that is reasonably acceptable to OBDE). For purposes of this Section 2.02, all fractional shares to which a single holder of record of shares would be entitled shall be aggregated and calculations shall be rounded to three decimal places, and the amount of cash each holder of OBDE Common Stock as of immediately prior to the Effective Time is entitled to receive pursuant to this Section 2.02 shall be rounded down to the nearest cent and computed after aggregating all cash amounts for all shares of OBDE Common Stock then held by such holder.
Section 2.03    Paying and Exchange Agent.
Prior to the Effective Time, OBDC shall appoint OBDC’s transfer agent or other bank or trust company to act as exchange agent (the “Paying and Exchange Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of OBDC and OBDE. Promptly following the Effective Time, OBDC shall deposit, or shall cause to be deposited, with the Paying and Exchange Agent cash sufficient to pay the aggregate cash for fractional shares in accordance with Section 2.02. Any cash deposited with the Paying and Exchange Agent shall hereinafter be referred to as the “Exchange Fund.” To the extent that any amount in the Exchange Fund is below that required to make prompt payment of the payments contemplated by this Article II, OBDC shall promptly replace, restore or supplement cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying and Exchange Agent to make the payments contemplated by this Article II.
Section 2.04    Delivery of Merger Consideration.
(a)Each holder of record at the Effective Time of shares of OBDE Common Stock (other than the Cancelled Shares) that were converted into the right to receive the Merger Consideration pursuant to Section 1.05(c) and any cash in lieu of fractional shares of OBDC Common Stock to be issued or paid in consideration therefor pursuant to Section 2.02 and any dividends and other distributions pursuant to Section 2.04(b), shall, promptly after the Effective Time, be entitled to receive the Merger Consideration, and any cash in lieu of fractional shares of OBDC Common Stock to be issued or paid in consideration therefor pursuant to Section 2.02 and, after the applicable payment date, any dividends or other distributions to which such holder is entitled pursuant to Section 2.04(b). The Exchange Fund shall not be used for any other purpose other than the purposes provided for in the immediately preceding sentence.
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(b)Subject to the effect of applicable abandoned property, escheat or similar Laws, following the Effective Time, each holder of record at the Effective Time of shares (other than Cancelled Shares) of OBDE Common Stock shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of OBDC Common Stock represented by such shares of OBDE Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of OBDC Common Stock represented by such shares of OBDE Common Stock with a record date after the Effective Time (but before the issuance of OBDC Common Stock issuable with respect to such shares of OBDE Common Stock) and with a payment date subsequent to the issuance of OBDC Common Stock issuable with respect to such shares of OBDE Common Stock.
Section 2.05    No Further Ownership Rights.
All Merger Consideration, together with any cash in lieu of fractional shares of OBDC Common Stock to be issued or paid in consideration therefor pursuant to Section 2.02, paid by OBDC in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to OBDE Common Stock in respect of which such amounts were paid. From and after the Effective Time, the stock transfer books of OBDE shall be closed, and there shall be no further transfers on the stock transfer books of OBDE of the shares of OBDE Common Stock that were issued and outstanding immediately prior to the Effective Time.
Section 2.06    Net Asset Value Calculation.
(a)OBDE shall deliver to OBDC a calculation of the net asset value of OBDE as of a date mutually agreed between OBDC and OBDE, such date to be no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by OBDE in preparing the calculation of the net asset value per share of OBDE Common Stock (with an accrual for any dividend declared by OBDE and not yet paid) (the “Closing OBDE Net Asset Value”); provided that OBDE shall update the calculation of the Closing OBDE Net Asset Value in the event that the Closing is subsequently delayed or there is more than a de minimis change to the Closing OBDE Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing OBDE Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the OBDE Board, including a majority of the Independent Directors of OBDE, shall be required to approve, and OBDE Adviser shall certify in writing to OBDC, the calculation of the Closing OBDE Net Asset Value.
(b)OBDC shall deliver to OBDE a calculation of the net asset value of OBDC as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by OBDC in preparing the calculation of the net asset value per share of OBDC Common Stock (with an accrual for any dividend declared by OBDC and not yet paid) (the “Closing OBDC Net Asset Value”); provided that OBDC shall update the calculation of the Closing OBDC Net Asset Value in the event the Closing is subsequently delayed or there is more than a de minimis change to the Closing OBDC Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing OBDC Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the OBDC Board, including a majority of the Independent Directors of OBDC, shall be required to approve, and OBDC Adviser shall certify in writing to OBDE, the calculation of the Closing OBDC Net Asset Value.
(c)In connection with preparing the calculations provided pursuant to this Section 2.06, each of OBDE and OBDC will use the portfolio valuation methods adopted by their respective valuation designee and approved by the OBDE Board (including a majority of the Independent Directors of OBDE) or the OBDC Board (including a majority of the Independent Directors of OBDC), as applicable, for valuing the securities and other assets of OBDE or OBDC, as applicable, under Rule 2a-5 of the Investment Company Act as of the date hereof, except as expressly set forth above in Section 2.06(b) or otherwise agreed by each
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of the OBDE Board (including a majority of the Independent Directors of OBDE) or the OBDC Board (including a majority of the Independent Directors of OBDC).
(d)Each Adviser agrees to give each of OBDC and OBDE and its respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.06 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individuals remain employed by such Adviser or any of its respective Affiliates.
Section 2.07    Termination of Exchange Fund.
Any portion of the Exchange Fund that remains undistributed to stockholders of OBDE as of the first anniversary of the Effective Time may be paid to OBDC, upon OBDC’s written demand to the Paying and Exchange Agent. In such event, any former stockholders of OBDE who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of OBDC Common Stock shall thereafter look only to OBDC with respect to such cash in lieu of fractional shares, without any interest thereon. Notwithstanding the foregoing, none of OBDC, OBDE, the Surviving Company, Merger Sub, the Paying and Exchange Agent or any other Person shall be liable to any former holder of shares of OBDE Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.
Section 2.08    Withholding Rights.
Each party, the Paying and Exchange Agent, as applicable, shall be entitled to deduct and withhold from amounts payable to any person pursuant to this Agreement such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or non-U.S. Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the relevant person of which such deduction and withholding was made.
Article III.
REPRESENTATIONS AND WARRANTIES OF OBDE
Except with respect to matters that have been Previously Disclosed, OBDE hereby represents and warrants to OBDC and Merger Sub that:
Section 3.01    Corporate Organization.
(a)OBDE is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT. OBDE has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. OBDE has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.
(b)True, complete and correct copies of the charter of OBDE (as amended as of the date hereof, the “OBDE Charter”) and the Bylaws of OBDE (as amended as of the date hereof, the “OBDE Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by OBDE.
(c)Each Consolidated Subsidiary of OBDE (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate or limited liability (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary,
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other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE.
Section 3.02    Capitalization.
(a)The authorized capital stock of OBDE consists of 500,000,000 shares of which (i) 123,356,823 shares of OBDE Common Stock were outstanding as of the close of business on July 31, 2024 (the “OBDE Capitalization Date”) and (ii) no shares of preferred stock, par value $0.01 per share were outstanding as of the close of business on the OBDE Capitalization Date. All of the issued and outstanding shares of OBDE Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to OBDE attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of OBDE may vote (“Voting Debt”) is issued or outstanding. As of the OBDE Capitalization Date, except pursuant to OBDE’s dividend reinvestment plan, OBDE does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of OBDE Common Stock, Voting Debt or any other equity securities of OBDE or any securities representing the right to purchase or otherwise receive any shares of OBDE Common Stock, Voting Debt or other equity securities of OBDE. There are no obligations of OBDE or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of OBDE, Voting Debt or any equity security of OBDE or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Voting Debt or any other equity security of OBDE or its Consolidated Subsidiaries or (ii) pursuant to which OBDE or any of its Consolidated Subsidiaries is or could be required to register shares of OBDE’s capital stock or other securities under the Securities Act. All of the OBDE Common Stock sold has been sold in compliance with applicable Law.
(b)All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of OBDE are owned by OBDE, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of OBDE has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.
Section 3.03    Authority; No Violation.
(a)OBDE has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the OBDE Board, including, after separate meetings and discussion, all of the Independent Directors of OBDE. The OBDE Board (on the recommendation of the OBDE Special Committee) has unanimously (i) determined that (A) this Agreement, the Merger and the other Transactions are advisable and in the best interests of OBDE and (B) the interests of OBDE’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved and declared advisable the OBDE Matters, (iii) directed that the OBDE Matters be submitted to OBDE’s stockholders for approval at a duly held meeting of such stockholders (the “OBDE Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of OBDE adopt and approve the OBDE Matters (such recommendation, the “OBDE Board Recommendation”). Except for receipt of the affirmative vote of a majority of the votes entitled to be cast on the OBDE Matters by the holders of outstanding shares of OBDE Common Stock at a duly held meeting of OBDE stockholders (the “OBDE Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary corporate action on the part of OBDE. This Agreement has been duly and validly executed and delivered by OBDE and (assuming due authorization, execution and delivery by OBDC, Merger Sub and the Advisers) constitutes the valid and binding obligation of OBDE, enforceable against OBDE in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization
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or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).
(b)Neither the execution and delivery of this Agreement by OBDE, nor the consummation by OBDE of the Transactions, nor performance of this Agreement by OBDE, will (i) violate any provision of the OBDE Charter or the OBDE Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Sections 3.03(a) and 3.04 are duly obtained and/or made, (A) violate any Law or Order applicable to OBDE or any of its Consolidated Subsidiaries or (B) except as set forth on Section 3.03(b) of the OBDE Disclosure Schedule, or in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of OBDE or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which OBDE or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. Section 3.03(b) of the OBDE Disclosure Schedule sets forth, to OBDE’s Knowledge, any material consent fees payable to a third party in connection with the Merger.
Section 3.04    Governmental Consents.
Assuming the representation and warranties set forth in Section 4.04 are true and correct, no consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by OBDE of the Merger and the other Transactions, except for (i) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the OBDE Stockholders Meeting and the OBDC Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for record of the Second Articles of Merger by the SDAT in respect of the Second Merger, (iv) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of OBDC Common Stock pursuant to this Agreement and approval of listing of such OBDC Common Stock on the NYSE, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such other consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on OBDE.
Section 3.05    Reports.
(a)OBDE has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file or furnish since January 1, 2021 (the “Applicable Date”) with the SEC (such forms, statements, certifications, reports and documents filed or furnished since the Applicable Date, including any amendments thereto, the “OBDE SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. To OBDE’s Knowledge, no OBDE SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To OBDE’s Knowledge, all OBDE SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of OBDE is required to make any filing with the SEC.
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(b)Neither OBDE nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to OBDE’s Knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of OBDC or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has OBDE or any of its Consolidated Subsidiaries been advised in writing or, to the Knowledge of OBDE, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c)OBDE has made available to OBDC all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the Knowledge of OBDE (i) there are no unresolved comments from the SEC with respect to the OBDE SEC Reports or any SEC examination of OBDE and (ii) none of the OBDE SEC Reports is subject to any ongoing review by the SEC.
Section 3.06    OBDE Financial Statements.
(a)The consolidated financial statements, including the related consolidated schedules of investments, of OBDE and its Consolidated Subsidiaries included (or incorporated by reference) in the OBDE SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of OBDE and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to OBDE’s Knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. KPMG LLP (“KPMG”) has not resigned, threatened resignation or been dismissed as OBDE’s independent public accountant as a result of or in connection with any disagreements with OBDE on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b)Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of OBDE as of December 31, 2023 included in the audited financial statements set forth in OBDE’s annual report on Form 10-K for the year ended December 31, 2023 (the “OBDE Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the OBDE SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE, neither OBDE nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the OBDE Balance Sheet in accordance with GAAP.
(c)Neither OBDE nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, OBDE and its Consolidated Subsidiaries in the OBDE SEC Reports.
(d)Since the Applicable Date, (i) neither OBDE nor any of its Consolidated Subsidiaries nor, to the Knowledge of OBDE, any director, officer, auditor, accountant or representative of OBDE or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of OBDE or any of its Consolidated Subsidiaries or their respective
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internal accounting controls, including any complaint, allegation, assertion or claim that OBDE or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing OBDE or any of its Consolidated Subsidiaries, whether or not employed by OBDE or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by OBDE or any of its directors, officers or agents to the OBDE Board or any committee thereof or to any director or officer of OBDE.
(e)To OBDE’s Knowledge, since the Applicable Date, KPMG, which has expressed its opinion with respect to the annual financial statements of OBDE and its Consolidated Subsidiaries included in the OBDE SEC Reports (including the related notes), has, for the period it has served as OBDE’s independent accounting firm, been (i) “independent” with respect to OBDE and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(f)The principal executive officer and principal financial officer of OBDE have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and OBDE is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.
(g)OBDE has in all material respects:
(i)designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by OBDE in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to OBDE’s management as appropriate to allow timely decisions regarding required disclosure and to allow OBDE’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii)designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) OBDE’s management, with the participation of OBDE’s principal executive and financial officers, has completed an assessment of the effectiveness of OBDE’s internal controls over financial reporting for the fiscal year ended December 31, 2023 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that OBDE maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, using the framework specified in OBDE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;
(iii)(A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the OBDE Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of OBDE’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for OBDE’s auditors any material weaknesses in internal controls; and
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(iv)provided to OBDC true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the OBDE Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to OBDC true, complete and correct copies of any such disclosures that are made after the date hereof.
(h)The fair market value of OBDE’s investments as of June 30, 2024 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurement (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the OBDE valuation designee in accordance with Rule 2a-5.
(i)To OBDE’s Knowledge, there is no fraud or suspected fraud affecting OBDE involving management of OBDE or employees of Blue Owl who have significant roles in OBDE’s internal control over financial reporting, when such fraud could have a material effect on OBDE’s consolidated financial statements.
Section 3.07    Broker’s Fees.
Neither OBDE nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or the other Transactions, other than to Keefe, Bruyette & Woods and SMBC pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to OBDC.
Section 3.08    Absence of Changes or Events.
Since December 31, 2023 and through the date of this Agreement, (i) except as set forth in Section 3.08 of the OBDE Disclosure Schedules, (ii) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of OBDE and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (iii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE and (iv) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of OBDC under Section 6.01 or 6.02.
Section 3.09    Compliance with Applicable Law; Permits.
(a)Each of OBDE and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. OBDE has not received any written or, to OBDE’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. OBDE has operated in compliance with all listing standards of the NYSE since the Applicable Date other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. OBDE is not subject to any “stop order” and is, and was, fully qualified to sell shares of OBDE Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE.
(b)OBDE is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE.
(c)OBDE has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for OBDE, as such term is defined in Rule 38a-1(e)(2) under the Investment
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Company Act, other than those that have been reported to the OBDE Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE.
(d)Each of OBDE and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit OBDE and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. OBDE has not received any written or, to OBDE’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE.
(e)No “affiliated person” (as defined under the Investment Company Act) of OBDE has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of OBDE, threatened that would result in any such disqualification.
(f)The minute books and other similar records of OBDE maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of OBDE, the OBDE Board and any committees of the OBDE Board.
Section 3.10    OBDE Information.
None of the information supplied or to be supplied by OBDE for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of OBDE or stockholders of OBDC or at the time of the OBDE Stockholders Meeting or the OBDC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by OBDE with respect to information supplied by OBDC, Merger Sub or OBDC Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.
Section 3.11    Taxes and Tax Returns.
(a)OBDE and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement, and all such Tax Returns are true, complete and correct in all material respects. OBDE and each of its subsidiaries has paid all material Taxes shown thereon as due and payable and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by U.S. federal, state, non-U.S. or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP.
(b)No material Tax Return of OBDE or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, with respect to any material Tax Return of OBDE or any of its subsidiaries or for material Taxes or assessments upon OBDE or any of its Consolidated Subsidiaries for which OBDE does not have reserves that are adequate under GAAP.
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(c)Neither OBDE nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than any such agreement entered into in the ordinary course of business the principal purpose of which is not Taxes).
(d)Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Mergers are also a part), neither OBDE nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply.
(e)Neither OBDE nor any of its Consolidated Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) adjustment under Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) or any other change in method of accounting occurring prior to the Closing, (ii) closing agreement described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) entered into prior to the Closing, (iii) installment sale or open transaction disposition occurring prior to the Closing, (iv) use of an improper method of accounting prior to the Closing, (v) prepaid amount received, or deferred revenue accrued, prior to the Closing, or (vi) “gain recognition agreement” as described in U.S. Treasury Regulation Section 1.367(a)-8 (or any similar provision of state, local or non-U.S. Law) executed prior to the Closing.
(f)Neither OBDE nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If OBDE or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
(g)There are no outstanding applications, written agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against OBDE or any of its subsidiaries.
(h)OBDE made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). OBDE has qualified as a RIC at all times since the beginning of its taxable year ending December 30, 2020 and expects to continue to so qualify through the Effective Time. No challenge to OBDE’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of OBDE ending on or before the Effective Time, OBDE has satisfied, or expects to satisfy in the case of a taxable year ending after the date of this Agreement, the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by OBDE after the date of this Agreement has been timely paid).
(i)Prior to the Effective Time, OBDE shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Determination Date, OBDE shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.
(j)OBDE and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes, including information reporting requirements, and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(k)OBDE is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(l)OBDE has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.
(m)Section 3.11(m) of the OBDE Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or
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Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 3.11(m) of the OBDE Disclosure Schedule, OBDE is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.
(n)No claim has been made in writing by a taxing authority in a jurisdiction where OBDE or any of its Consolidated Subsidiaries does not file Tax Returns that OBDE or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(o)Neither OBDE nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(p)Neither OBDE nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(q)Neither OBDE nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than OBDE and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee, successor or payable pursuant to a contractual obligation.
(r)Neither OBDE nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is OBDE or any of its Consolidated Subsidiaries).
(s)There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of OBDE or any of its Consolidated Subsidiaries.
Section 3.12    Litigation.
As of the date of this Agreement, there are no material Proceedings pending or, to OBDE’s Knowledge, threatened against OBDE or any of its Consolidated Subsidiaries. There is no Order binding upon OBDE or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE.
Section 3.13    Employee Matters.
Neither OBDE nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).
Section 3.14    Certain Contracts.
(a)OBDE has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to OBDC of, all Contracts (collectively, the “OBDE Material Contracts”) to which, as of the date hereof, OBDE or any of its Consolidated Subsidiaries is a party, or by which OBDE or any of its Consolidated Subsidiaries may be bound, or, to the Knowledge of OBDE, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i)any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to OBDE or its financial condition or results of operations;
(ii)other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of OBDE to provide funding to its portfolio investments, any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of OBDE or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is
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outstanding or may be incurred, or any guarantee by OBDE or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;
(iii)other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of OBDE to provide funding to its portfolio investments, any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of OBDE or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to OBDE and its Consolidated Subsidiaries, taken as a whole);
(iv)except with respect to investments set forth in the OBDE SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to OBDE and its Consolidated Subsidiaries, taken as a whole;
(v)any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of OBDE and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that OBDE and its Consolidated Subsidiaries conducts or may conduct;
(vi)any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the OBDE SEC Reports;
(vii)any Contract that obligates OBDE or any of its Consolidated Subsidiaries to conduct any business that is material to OBDE and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Merger, will obligate OBDC, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third party on an exclusive basis; or
(viii)any Contract with a Governmental Entity.
(b)Each OBDE Material Contract is (x) valid and binding on OBDE or its applicable Consolidated Subsidiary and, to OBDE’s Knowledge, each other party thereto, (y) enforceable against OBDE or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to OBDE and its Consolidated Subsidiaries, taken as a whole. The OBDE Advisory Agreement has been approved by the OBDE Board and stockholders of OBDE in accordance with Section 15 of the Investment Company Act. Neither OBDE nor any of its Consolidated Subsidiaries nor, to OBDE’s Knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any OBDE Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. No OBDE Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to OBDE and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to OBDE or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any OBDE Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to OBDE and its Consolidated Subsidiaries, taken as a whole.
Section 3.15    Insurance Coverage.
All material insurance policies maintained by OBDE or any of its Consolidated Subsidiaries and that name OBDE or any of its Consolidated Subsidiaries as an insured (each, a “OBDE Insurance Policy”), including the fidelity bond
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required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each OBDE Insurance Policy have been paid. Neither OBDE nor any of its Consolidated Subsidiaries has received written notice of cancellation of any OBDE Insurance Policy.
Section 3.16    Intellectual Property.
OBDE and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of OBDE and its Consolidated Subsidiaries taken as a whole (hereinafter, “OBDE Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE. No claims are pending for which OBDE has received written notice or, to the Knowledge of OBDE, threatened (i) that OBDE or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any OBDE Intellectual Property Right is invalid or unenforceable. To the Knowledge of OBDE, no Person is infringing, misappropriating or using without authorization the rights of OBDE or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDE.
Section 3.17    Real Property.
Neither OBDE nor any of its Consolidated Subsidiaries owns or leases any real property.
Section 3.18    Investment Assets.
Each of OBDE and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of OBDE or its Consolidated Subsidiaries under the secured and unsecured financing transactions that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed. As of the date of this Agreement, the value of investments owned by OBDE that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of OBDE’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).
Section 3.19    State Takeover Laws.
No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.
Section 3.20    Appraisal Rights.
In accordance with Section 3-202(c) of the MGCL and pursuant to the OBDE Charter, no appraisal rights shall be available to holders of OBDE Common Stock in connection with the Transactions.
Section 3.21    Valuation.
Except as may be mutually agreed by the parties, the value of each investment asset owned by OBDE that is used in connection with the computations made by OBDE pursuant to Section 2.06 will be determined in accordance with the valuation policies and procedures adopted by the valuation designee and approved by the OBDE Board under Rule 2a-5 of the Investment Company Act and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.06 for purposes of this Agreement, and the value of all assets owned by OBDE other than investment assets that are used in connection with the computations made by OBDE pursuant to Section 2.06 will be determined in accordance with GAAP.
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Section 3.22    Opinion of Financial Advisor.
Prior to the execution of this Agreement, the OBDE Board and the OBDE Special Committee have received the opinion of Keefe, Bruyette & Woods, a Stifel Company, financial advisor to the OBDE Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio (as specified in such opinion) in the Merger is fair, from a financial point of view, to the holders of OBDE Common Stock.
Article IV.
REPRESENTATIONS AND WARRANTIES OF OBDC
Except with respect to matters that have been Previously Disclosed, OBDC hereby represents and warrants to OBDE that:
Section 4.01    Corporate Organization.
(a)Each of OBDC and Merger Sub is a corporation duly incorporated and validly existing and in good standing under the Laws of the State of Maryland and in good standing with the SDAT. Each of OBDC and Merger Sub has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. OBDC has duly elected to be regulated as a BDC and such election has not been revoked or withdrawn and is in full force and effect.
(b)True, complete and correct copies of the charter of OBDC (the “OBDC Charter”) and the Bylaws of OBDC (the “OBDC Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by OBDC. True, correct and complete copies of the charter and bylaws of Merger Sub, as in effect as of the date hereof, have previously been provided to OBDE.
(c)Each Consolidated Subsidiary of OBDC (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate or limited liability company (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC.
Section 4.02    Capitalization.
(a)The authorized capital stock of OBDC consists of 500,000,000 shares of which (i) 390,217,304 shares of OBDC Common Stock were outstanding as of the close of business on July 31, 2024 (the “OBDC Capitalization Date”) and (ii) no shares of preferred stock, par value $0.01 per share were outstanding as of the close of business on the OBDC Capitalization Date. All of the issued and outstanding shares of OBDC Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to OBDC attaching to the ownership thereof. All of the shares of OBDC Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to OBDC attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of OBDC may vote (“OBDC Voting Debt”) is issued or outstanding. As of the OBDC Capitalization Date, except pursuant to OBDC’s dividend reinvestment plan, OBDC does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of OBDC Common Stock, OBDC Voting Debt or any other equity securities of OBDC or any securities representing the right to purchase or otherwise receive any shares of OBDC
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Common Stock, OBDC Voting Debt or other equity securities of OBDC. There are no obligations of OBDC or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of OBDC, OBDC Voting Debt or any equity security of OBDC or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, OBDC Voting Debt or any other equity security of OBDC or its Consolidated Subsidiaries or (ii) pursuant to which OBDC or any of its Consolidated Subsidiaries is or could be required to register shares of OBDC capital stock or other securities under the Securities Act. All of OBDC Common Stock sold has been sold in compliance with applicable Law.
(b)All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of OBDC are owned by OBDC, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of OBDC has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.
Section 4.03    Authority; No Violation.
(a)Each of OBDC and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the OBDC Board, including, after separate meetings and discussion, all of the Independent Directors of OBDC, and the board of directors of Merger Sub. The OBDC Board (on the recommendation of the OBDC Special Committee), has unanimously (i) determined that (A) this Agreement, the Merger and the other Transactions are advisable and in the best interests of OBDC and (B) determined that the interests of OBDC’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved and declared advisable the OBDC Matters, (iii) directed that the OBDC Matters be submitted to OBDC’s stockholders for approval at a duly held meeting of such stockholders (the “OBDC Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of OBDC approve the OBDC Matters (such recommendation, the “OBDC Board Recommendation”). Except for obtaining from OBDC’s stockholders the OBDC Requisite Vote to approve the OBDC Matters, the Merger and the other Transactions have been authorized by all necessary corporate action on the part of OBDC. This Agreement has been duly and validly executed and delivered by OBDC and Merger Sub and (assuming due authorization, execution and delivery by OBDE and OBDE Adviser) constitutes the valid and binding obligation of each of OBDC and Merger Sub, enforceable against each of OBDC and Merger Sub in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).
(b)Neither the execution and delivery of this Agreement by OBDC or Merger Sub, nor the consummation by OBDC or Merger Sub of the Transactions, nor performance of this Agreement by OBDC or Merger Sub, will (i) violate any provision of the OBDC Charter, OBDC Bylaws or the bylaws or charter of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Sections 4.03(a) and 4.04 are duly obtained and/or made, (A) violate any Law or Order applicable to OBDC or any of its Consolidated Subsidiaries or (B) except as set forth on Section 4.03(b) of the OBDC Disclosure Schedule or in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of OBDC or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which OBDC or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. Section 4.03(b) of the
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OBDC Disclosure Schedule sets forth, to OBDC’s Knowledge, any material consent fees payable to a third party in connection with the Mergers.
Section 4.04    Governmental Consents.
No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by OBDC or Merger Sub of the Mergers and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT in respect of the Merger, (iii) the filing of the Second Articles of Merger with and the acceptance for record of the Second Articles of Merger by the SDAT in respect of the Second Merger, (iv) any notices or filings under the HSR Act, (v) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of OBDC Common Stock pursuant to this Agreement and approval of listing of such OBDC Common Stock on the NYSE, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on OBDC.
Section 4.05    Reports.
(a)OBDC has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file or furnish since the Applicable Date with the SEC (such forms, statements, certifications, reports and documents filed or furnished since the Applicable Date, including any amendments thereto, the “OBDC SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. To OBDC’s Knowledge, no OBDC SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To OBDC’s Knowledge, all OBDC SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of OBDC is required to make any filing with the SEC.
(b)Neither OBDC nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to OBDC’s Knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of OBDC or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has OBDC or any of its Consolidated Subsidiaries been advised in writing or, to the Knowledge of OBDC, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c)OBDC has made available to OBDE all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the Knowledge of OBDC, (i) there are no unresolved comments from the SEC with respect to the OBDC SEC Reports or any SEC examination of OBDC and (ii) none of the OBDC SEC Reports is subject to any ongoing review by the SEC.
Section 4.06    OBDC Financial Statements.
(a)The consolidated financial statements, including the related consolidated schedules of investments, of OBDC and its Consolidated Subsidiaries included (or incorporated by reference) in the OBDC SEC Reports (including the related notes, where applicable): (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of OBDC and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring
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year-end audit adjustments normal in nature and amount), (ii) to OBDC’s Knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. KPMG has not resigned, threatened resignation or been dismissed as OBDC’s independent public accountant as a result of or in connection with any disagreements with OBDC on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b)Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of OBDC as of December 31, 2023 included in the audited financial statements set forth in OBDC’s annual report on Form 10-K for the year ended December 31, 2023 (the “OBDC Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the OBDC SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC, neither OBDC nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the OBDC Balance Sheet in accordance with GAAP.
(c)Neither OBDC nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of OBDC and its Consolidated Subsidiaries in the OBDC SEC Reports.
(d)Since the Applicable Date, (i) neither OBDC nor any of its Consolidated Subsidiaries nor, to the Knowledge of OBDC, any director, officer, auditor, accountant or representative of OBDC or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of OBDC or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that OBDC or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing OBDC or any of its Consolidated Subsidiaries, whether or not employed by OBDC or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by OBDC or any of its officers, directors or agents to the OBDC Board or any committee thereof or to any director or officer of OBDC.
(e)To OBDC’s Knowledge, since the Applicable Date, KPMG, which has expressed its opinion with respect to the annual financial statements of OBDC and its Consolidated Subsidiaries included in the OBDC SEC Reports (including the related notes), has, for the period it has served as OBDC’s independent accounting firm, been (i) “independent” with respect to OBDC and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(f)The principal executive officer and principal financial officer of OBDC have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and OBDC is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.
(g)OBDC has in all material respects:
(i)designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by OBDC in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in
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the rules and forms of the SEC and that such information is accumulated and communicated to OBDC’s management as appropriate to allow timely decisions regarding required disclosure and to allow OBDC’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii)designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) OBDC’s management, with the participation of OBDC’s principal executive and financial officers, has completed an assessment of the effectiveness of OBDC’s internal controls over financial reporting for the fiscal year ended December 31, 2023 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that OBDC maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, using the framework specified in OBDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;
(iii)(A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the OBDC Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of OBDC’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for OBDC’s auditors any material weaknesses in internal controls; and
(iv)provided to OBDE true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the OBDC Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to OBDE true, complete and correct copies of any such disclosures that are made after the date hereof.
(h)The fair market value of OBDC’s investments as of June 30, 2024 (i) was determined in accordance with ASC Topic 820 and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the OBDC valuation designee in accordance with Rule 2a-5.
(i)To OBDC’s Knowledge, there is no fraud or suspected fraud affecting OBDC involving management of OBDC or employees of Blue Owl who have significant roles in OBDC’s internal control over financial reporting, when such fraud could have a material effect on OBDC’s consolidated financial statements.
Section 4.07    Broker’s Fees.
Neither OBDC nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to BofA Securities, Inc., Truist Securities, Inc., ING and MUFG Bank Ltd. pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to OBDE.
Section 4.08    Absence of Changes or Events.
Since December 31, 2023 and through the date of this Agreement, (i) except as set forth in Section 4.08 of the OBDC Disclosure Schedules, (ii) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of OBDC and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (iii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect
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to OBDC and (iv) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of OBDE under Section 6.01 or 6.02.
Section 4.09    Compliance with Applicable Law; Permits.
(a)Each of OBDC and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. OBDC has not received any written or, to OBDC’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. OBDC has operated in compliance with all listing standards of the NYSE since the Applicable Date, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. OBDC is not subject to any “stop order” and is, and was, fully qualified to sell shares of OBDC Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC.
(b)OBDC is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC.
(c)OBDC has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for OBDC, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the OBDC Board and satisfactorily remedied or are in the process of being remedied or those that would not, reasonably be expected to have a Material Adverse Effect with respect to OBDC.
(d)Each of OBDC and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit OBDC and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. OBDC has not received any written or, to OBDC’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC.
(e)No “affiliated person” (as defined under the Investment Company Act) of OBDC has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of OBDC, threatened that would result in any such disqualification.
(f)The minute books and other similar records of OBDC maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of OBDC, the OBDC Board and any committees of the OBDC Board.
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Section 4.10    OBDC Information.
None of the information supplied or to be supplied by OBDC for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of OBDE or stockholders of OBDC or at the time of the OBDE Stockholders Meeting or the OBDC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by OBDC with respect to information supplied by OBDE or OBDE Adviser for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.
Section 4.11    Taxes and Tax Returns.
(a)OBDC and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement and all such Tax Returns are true, complete and correct in all material respects. OBDC and each of its subsidiaries has paid all material Taxes shown thereon as due and payable and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by U.S. federal, state, non-U.S. or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP.
(b)No material Tax Return of OBDC or any subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, with respect to any material Tax Return of OBDC or any of its subsidiaries or for material Taxes or assessments upon OBDC or any of its subsidiaries for which OBDC does not have reserves that are adequate under GAAP.
(c)Neither OBDC nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than any such agreement entered into in the ordinary course of business the principal purpose of which is not Taxes).
(d)Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Mergers are also a part), neither OBDC nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply.
(e)Neither OBDC nor any of its Consolidated Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) adjustment under Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) or any other change in method of accounting occurring prior to the Closing, (ii) closing agreement described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) entered into prior to the Closing, (iii) installment sale or open transaction disposition occurring prior to the Closing, (iv) use of an improper method of accounting prior to the Closing, (v) prepaid amount received, or deferred revenue accrued, prior to the Closing, or (vi) “gain recognition agreement” as described in U.S. Treasury Regulation Section 1.367(a)-8 (or any similar provision of state, local or non-U.S. Law) executed prior to the Closing.
(f)Neither OBDC nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If OBDC or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
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(g)There are no outstanding applications, written agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against OBDC or any of its subsidiaries.
(h)OBDC made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. OBDC has qualified as a RIC at all times since the beginning of its taxable year ending December 31, 2016 and expects to continue to so qualify through the Effective Time. No challenge to OBDC’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of OBDC ending before the Effective Time, OBDC has satisfied, or expects to satisfy in the case of a taxable year ending after the date of this Agreement, the distribution requirements imposed on a regulated investment company under Section 852 of the Code.
(i)Merger Sub is a newly formed entity created for the purpose of undertaking the Merger. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.
(j)OBDC and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes, including information reporting requirements, and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(k)OBDC is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(l)OBDC has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.
(m)Section 4.11(m) of the OBDC Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 4.11(m) of the OBDC Disclosure Schedule, OBDC is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.
(n)No claim has been made in writing by a taxing authority in a jurisdiction where OBDC or any of its Consolidated Subsidiaries does not file Tax Returns that OBDC or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(o)Neither OBDC nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(p)Neither OBDC nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(q)Neither OBDC nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than OBDC and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee, successor or payable pursuant to a contractual obligation.
(r) Neither OBDC nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is OBDC or any of its Consolidated Subsidiaries).
(s)There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of OBDC or any of its Consolidated Subsidiaries.
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Section 4.12    Litigation.
As of the date of this Agreement, there are no material Proceedings pending or, to OBDC’s Knowledge, threatened against OBDC or any of its Consolidated Subsidiaries. There is no Order binding upon OBDC or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC.
Section 4.13    Employee Matters.
Neither OBDC nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.
Section 4.14    Certain Contracts.
(a)OBDC has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to OBDE of, all Contracts (collectively, the “OBDC Material Contracts”) to which, as of the date hereof, OBDC or any of its Consolidated Subsidiaries is a party, or by which OBDC or any of its Consolidated Subsidiaries may be bound, or, to the Knowledge of OBDC, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i)any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the Regulation S-K or that is material to OBDC or its financial condition or results of operations;
(ii)other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of OBDC to provide funding to its portfolio investments, any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of OBDC or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by OBDC or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;
(iii)other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of OBDC to provide funding to its portfolio investments, any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of OBDC or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to OBDC and its Consolidated Subsidiaries, taken as a whole);
(iv)except with respect to investments set forth in the OBDC SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to OBDC and its Consolidated Subsidiaries, taken as a whole;
(v)any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of OBDC and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that OBDC and its Consolidated Subsidiaries conducts or may conduct;
(vi)any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the OBDC SEC Reports;
(vii)any Contract that obligates OBDC or any of its Consolidated Subsidiaries to conduct any business that is material to OBDC and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party; or
(viii)any Contract with a Governmental Entity.
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(b)Each OBDC Material Contract is (x) valid and binding on OBDC or its applicable Consolidated Subsidiary and, to OBDC’s Knowledge, each other party thereto, (y) enforceable against OBDC or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to OBDC and its Consolidated Subsidiaries, taken as a whole. The OBDC Advisory Agreement in effect as of the date of this Agreement has been approved by the OBDC Board and stockholders of OBDC in accordance with Section 15 of the Investment Company Act. Neither OBDC nor any of its Consolidated Subsidiaries nor, to OBDC’s Knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any OBDC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. No OBDC Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to OBDC and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to OBDC or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any OBDC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to OBDC and its Consolidated Subsidiaries, taken as a whole.
Section 4.15    Insurance Coverage.
All material insurance policies maintained by OBDC or any of its Consolidated Subsidiaries and that name OBDC or any of its Consolidated Subsidiaries as an insured (each, a “OBDC Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each OBDC Insurance Policy have been paid. Neither OBDC nor any of its Consolidated Subsidiaries has received written notice of cancellation of any OBDC Insurance Policy.
Section 4.16    Intellectual Property.
OBDC and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of OBDC and its Consolidated Subsidiaries taken as a whole (hereinafter, “OBDC Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC. No claims are pending for which OBDC has received written notice or, to the Knowledge of OBDC, threatened (i) that OBDC or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any OBDC Intellectual Property Right is invalid or unenforceable. To the Knowledge of OBDC, no Person is infringing, misappropriating or using without authorization the rights of OBDC or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC.
Section 4.17    Real Property.
Neither OBDC nor any of its Consolidated Subsidiaries owns or leases any real property.
Section 4.18    Investment Assets.
Each of OBDC and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of OBDC or its Consolidated Subsidiaries in the secured and unsecured financing transactions that have been Previously Disclosed and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed. As of the date of this Agreement, the value of investments owned by OBDC that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of OBDC’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).
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Section 4.19    State Takeover Laws.
No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.
Section 4.20    Valuation.
Except as may be mutually agreed by the parties, the value of each investment asset owned by OBDC that is used in connection with the computations made by OBDC pursuant to Section 2.06 will be determined in accordance with the valuation policies and procedures adopted by the valuation designee and approved by the OBDC Board under Rule 2a-5 of the Investment Company Act and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.06 for purposes of this Agreement, and the value of all assets owned by OBDC other than investment assets that are used in connection with the computations made by OBDC pursuant to Section 2.06 will be determined in accordance with GAAP.
Section 4.21    Opinion of Financial Advisor.
Prior to the execution of this Agreement, the OBDC Board and the OBDC Special Committee, have received the opinion of BofA Securities, Inc., financial advisor to the OBDC Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio (as specified in such opinion) was fair, from a financial point of view, to OBDC.
Article V.
REPRESENTATIONS AND WARRANTIES OF THE ADVISERS
Except with respect to matters set forth in the OBDC Adviser Disclosure Schedule or the OBDE Adviser Disclosure Schedule, as applicable, each Adviser hereby represents and warrants with respect to itself and OBDE (in the case of OBDE Adviser) and OBDC (in the case of OBDC Adviser), severally and not jointly, to OBDE and OBDC that:
Section 5.01    Organization.
Such Adviser is a limited liability company organized and validly existing under the Laws of the State of Delaware and in good standing with the Delaware Secretary of State. Such Adviser has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign limited liability company in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE or OBDC.
Section 5.02    Authority; No Violation.
(a)Such Adviser has all requisite limited liability company power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the managers of such Adviser. This Agreement has been duly and validly executed and delivered by such Adviser and (assuming due authorization, execution and delivery by such other Adviser, OBDE, OBDC and Merger Sub) constitutes the valid and binding obligation of such Adviser, enforceable against such Adviser in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).
(b)Neither the execution and delivery of this Agreement by such Adviser, nor the consummation of the Transactions, nor performance of this Agreement by such Adviser, will (i) violate any provision of the certificate of formation or limited liability company agreement of such Adviser or (ii) (A) violate any Law or Order applicable to such Adviser or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation
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under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of such Adviser under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which such Adviser is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE or OBDC.
(c)No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by such Adviser, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE or OBDC.
Section 5.03    Compliance with Applicable Law; Permits.
(a)Each Adviser is, and since the Applicable Date, has been, duly registered as an investment adviser under the Investment Advisers Act. Each Adviser is, and at all times required by applicable Law (other than the Investment Advisers Act) when such Adviser has been the investment adviser to OBDC or OBDE has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business requires such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE or OBDC.
(b)Such Adviser is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws with regard to its management of OBDE and OBDC, as applicable, including, if and to the extent applicable, the Investment Advisers Act, Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE or OBDC. Neither Adviser has received any written or to such Adviser’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws with regard to its management of OBDE or OBDC, as applicable, which non-compliance would, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE or OBDC, as applicable.
(c)Each Adviser holds and is in compliance with all Permits required in order to permit such Adviser to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE or OBDC. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE or OBDC. Neither Adviser has received any written or, to such Adviser’s Knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE or OBDC.
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(d)Each Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to OBDE (in the case of OBDE Adviser) and OBDC (in the case of OBDC Adviser)) and, during the period prior to the date of this Agreement that such Adviser has been the investment adviser to OBDC (in the case of OBDC Adviser) or OBDE (in the case of OBDE Adviser), such Adviser has been in compliance with such policies and procedures with regard to its management of OBDE (in the case of OBDE Adviser) and OBDC (in the case of OBDC Adviser) except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OBDC or OBDE.
(e)During the period prior to the date of this Agreement that it has been the investment adviser to OBDC (in the case of OBDC Adviser) or OBDE (in the case of OBDE Adviser) there has been no material adverse change in the operations, affairs or regulatory status of such Adviser.
Section 5.04    Litigation.
There are no Proceedings pending or, to such Adviser’s Knowledge, threatened in writing against such Adviser, other than such Proceedings as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE (in the case of OBDE Adviser) or OBDC (in the case of OBDC Adviser). There is no Order binding upon such Adviser other than such Orders as would not, individually or in the aggregate, reasonably be expected to prevent such Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have a Material Adverse Effect with respect to OBDE (in the case of OBDE Adviser) or OBDC (in the case of OBDC Adviser).
Section 5.05    Valuation.
(a)Except as set forth in Section 2.06(b) and as may be mutually agreed by the parties, the value of each investment asset owned by OBDE that is used in connection with the computations made by OBDE Adviser on behalf of OBDE pursuant to Section 2.06 will be determined in accordance with the valuation policies and procedures adopted by the valuation designee and approved by the OBDE Board under Rule 2a-5 under the Investment Company Act and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.06 for purposes of this Agreement, and the value of all assets owned by OBDE other than investment assets that are used in connection with the computations made by OBDE Adviser on behalf of OBDE pursuant to Section 2.06 will be determined in accordance with GAAP.
(b)Except as may be mutually agreed by the parties, the value of each investment asset owned by OBDC that is used in connection with the computations made by OBDC Adviser on behalf of OBDC pursuant to Section 2.06 will be determined in accordance with the valuation policies and procedures adopted by the valuation designee and approved by the OBDC Board under Rule 2a-5 under the Investment Company Act and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.06 for purposes of this Agreement, and the value of all assets owned by OBDC other than investment assets that are used in connection with the computations made by OBDC Adviser on behalf of OBDC pursuant to Section 2.06 will be determined in accordance with GAAP.
(c)The Closing OBDE Net Asset Value presented by OBDE Adviser to the OBDE Board will reflect OBDE Adviser’s determination (as valuation designee under Rule 2a-5 of the Investment Company Act) of the fair value of any portfolio securities of OBDE for which market quotations are not readily available.
(d)The Closing OBDC Net Asset Value presented by OBDC Adviser to the OBDC Board will reflect OBDC Adviser’s determination (as valuation designee under Rule 2a-5 of the Investment Company Act) of the fair value of any portfolio securities of OBDC for which market quotations are not readily available.
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Section 5.06    Adviser Information.
None of the information supplied or to be supplied by such Adviser for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of OBDE or stockholders of OBDC or at the time of the OBDE Stockholders Meeting or the OBDC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by such Adviser with respect to information supplied by the other Adviser, OBDE, OBDC or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.
Section 5.07    Best Interests and No Dilution.
Each of OBDC Adviser (in the case of OBDC) and OBDE Adviser (in the case of OBDE) believes that (i) participation in the Mergers is in the best interests of OBDE (in the case of OBDE Adviser) and OBDC (in the case of OBDC Adviser), as applicable, and (ii) the interests of existing stockholders of OBDE and OBDC will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Mergers.
Section 5.08    Financial Resources.
Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.
Section 5.09    OBDE and OBDC Forbearances.
The forbearances set forth in Section 6.02 are not expected to be overtly and materially onerous on the conduct of OBDE’s business (in the case of OBDE Adviser) and OBDC’s business (in the case of OBDC Adviser) in the ordinary course of business consistent with each of OBDE’s (in the case of OBDE Adviser) and OBDC’s (in the case of OBDC Adviser) investment objectives and policies as publicly disclosed, respectively.
Section 5.10    OBDE and OBDC Representations and Warranties.
To the Knowledge of each OBDE Adviser, as of the date hereof, the representations and warranties made by OBDE in Article III and to the Knowledge of OBDC Adviser, as of the date hereof, the representations and warranties made by OBDC in Article IV are true and correct in all material respects.
Article VI.
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 6.01    Conduct of Businesses Prior to the Effective Time.
During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.01, except (x) as may be required by Law or a Governmental Entity, (y) as required or expressly permitted by this Agreement or (z) with the prior written consent of the other parties hereto (including the consent of the OBDC Special Committee, in the case of OBDC, and the consent of the OBDE Special Committee, in the case of OBDE), which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of OBDC and OBDE shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business, consistent with past practice and consistent with each of OBDE’s and OBDC’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.
Section 6.02    Forbearances.
During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.01, except as may be required by Law or a Governmental Entity, as required or expressly permitted by this Agreement, as Previously Disclosed or as set forth in Section 6.02 of the OBDE Disclosure Schedule or Section 6.02 of the OBDC Disclosure Schedule, as applicable, neither OBDE
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or OBDC shall, and neither shall permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of OBDE or OBDC, as applicable (and the consent of the OBDE Special Committee, in the case of OBDE, and the consent of the OBDC Special Committee, in the case of OBDC), which prior written consent shall not be unreasonably delayed, conditioned or withheld:
(a)Other than pursuant to such party’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any OBDE Voting Debt or OBDC Voting Debt, as applicable, or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.
(b)(i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly and supplemental cash distributions consistent with past practices and such party’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for such party to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, as reasonably determined by such party, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of such party to such party or another direct or indirect wholly owned Consolidated Subsidiary of such party or (D) with respect to OBDE, a Tax Dividend; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.
(c)Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of such party or any of its Consolidated Subsidiaries.
(d)Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed.
(e)Amend the OBDE Charter or the OBDE Bylaws (in the case of OBDE) or the OBDC Charter or the OBDC Bylaws (in the case of OBDC) or any other governing documents or similar governing documents of any of such party’s Consolidated Subsidiaries.
(f)Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.
(g)Hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan.
(h)Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude OBDE from declaring or paying any Tax Dividend on or before the Closing Date.
(i)Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.
(j)Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies or investments in new portfolio companies, in each case, entered into in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed.
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(k)File or amend any material Tax Return other than in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed; make, change or revoke any material Tax election; or settle or compromise any material Tax liability or refund.
(l)Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such party to fail to qualify or not be subject to taxation as a RIC.
(m)Enter into any new line of business (it being understood that this prohibition does not apply to any new or existing portfolio companies in which such party or any of its Consolidated Subsidiaries has made or will make a debt or equity investment that is in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed and is, would or should be reflected in such party’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).
(n)Other than in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed, enter into any Contract that would otherwise constitute an OBDE Material Contract or OBDC Material Contract, as applicable, had it been entered into prior to the date of this Agreement.
(o)Other than in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any OBDE Material Contract or OBDC Material Contract, as applicable.
(p)Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and such party’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, OBDC, OBDE, the Surviving Company or any of their respective Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.
(q)Other than in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of such party or its Consolidated Subsidiaries as in effect as of the date of this Agreement or other Permitted Indebtedness or (ii) cancel any material indebtedness.
(r)Except as otherwise expressly contemplated by this Agreement, merge or consolidate such party or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of such party or any of its Consolidated Subsidiaries.
(s)Agree to take, make any commitment to take, or adopt any resolutions of the OBDE Board or the OBDC Board, as applicable, authorizing, any of the actions prohibited by this Section 6.02.
Article VII.
ADDITIONAL AGREEMENTS
Section 7.01    Further Assurances.
(a)Subject to the right of OBDE to take any action that constitutes an OBDE Adverse Recommendation Change as expressly permitted pursuant to Section 7.07, and the right of OBDC to take any action that constitutes an OBDC Adverse Recommendation Change as expressly permitted pursuant to Section 7.08, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to
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comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.
In furtherance (but not in limitation) of the foregoing, each of OBDC and OBDE shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, OBDE and OBDC shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to OBDE or OBDC, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. OBDC, on the one hand, and OBDE, on the other hand, shall each, in connection with the efforts referenced in this Section 7.01(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.
(b)Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either OBDC and its Consolidated Subsidiaries, on the one hand, or OBDE and its Consolidated Subsidiaries, on the other hand, to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Transactions (including the Mergers), other than any consent fees set forth in Section 3.03(b) of the OBDE Disclosure Schedule and Section 4.03(b) of the OBDC Disclosure Schedule.
Section 7.02    Regulatory Matters.
(a)OBDC and OBDE shall as promptly as practicable jointly prepare and file with the SEC the Registration Statement. OBDC shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. OBDE and OBDC shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed or delivered to their respective stockholders upon such effectiveness. OBDC shall also use its reasonable best efforts to obtain all necessary state securities Law or “blue sky” permits and approvals required to carry out the Transactions, if any, and OBDE shall use reasonable best efforts to furnish all information concerning OBDE and the holders of OBDE Common Stock as may be reasonably requested by OBDC in connection with any such action.
(b)Each of OBDC and OBDE shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement or any other filing or application made by or on behalf of OBDC, OBDE or any of their respective Consolidated Subsidiaries to any Governmental Entity in connection with the Mergers and the other Transactions. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.
(c)Subject to applicable Law, each of OBDC and OBDE shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for
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consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.
Section 7.03    Stockholder Approval.
(a)Notwithstanding anything to the contrary in Section 7.07, unless the OBDE Board has withdrawn the OBDE Board Recommendation in compliance with Section 7.07, OBDE shall submit to its stockholders the OBDE Matters, including the Merger, on the terms and conditions set forth in this Agreement. In furtherance of that obligation, OBDE shall take, in accordance with applicable Law and the OBDE Charter and the OBDE Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares effective the Registration Statement of which the Joint Proxy Statement/Prospectus forms a part, to convene the OBDE Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the OBDE Matters, including the Merger, on the terms and conditions set forth in this Agreement, as well as any other such matters. The record date for the OBDE Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of OBDC (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Unless the OBDE Board has withdrawn the OBDE Board Recommendation in compliance with Section 7.07, OBDE shall use reasonable best efforts to obtain from OBDE’s stockholders the OBDE Requisite Vote, including by providing to OBDE’s stockholders the OBDE Board Recommendation and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of OBDC, postponing or adjourning the OBDE Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that OBDE shall not postpone or adjourn the OBDE Stockholders Meeting for any other reason without the prior written consent of OBDC(which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to OBDE’s right to terminate this Agreement pursuant to Section 9.01, OBDE’s obligations pursuant to this Section 7.03(a) (including its obligation to submit to its stockholders the OBDE Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to OBDE, its Representatives or its stockholders of any Takeover Proposal (including any OBDE Superior Proposal) or (ii) OBDE effecting a Takeover Approval or delivering a Notice of an OBDE Superior Proposal, in each case, unless in connection therewith, the OBDE Board has withdrawn the OBDE Board Recommendation in compliance with Section 7.07.
(b)Notwithstanding anything to the contrary in Section 7.08, unless the OBDC Board has withdrawn the OBDC Board recommendation in compliance with Section 7.08, OBDC shall submit to its stockholders the OBDC Matters, including the Merger, on the terms and conditions set forth in this Agreement. In furtherance of that obligation, OBDC shall take, in accordance with applicable Law and the OBDC Charter and the OBDC Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares effective the Registration Statement of which the Joint Proxy Statement/Prospectus forms a part, to convene the OBDC Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon the proposal to approve the OBDC Matters including the issuance of shares of OBDC Common Stock as Merger Consideration, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the OBDC Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of OBDE (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Unless the OBDC Board has withdrawn the OBDC Board Recommendation in compliance with Section 7.08, OBDC shall use reasonable best efforts to obtain from OBDC’s stockholders the OBDC Requisite Vote, including by providing to OBDC’s stockholders the OBDC Board Recommendation and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of OBDE, postponing or adjourning the OBDC Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that OBDC shall not postpone or adjourn the OBDC Stockholders Meeting for any other reason without the prior written consent of OBDE (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing but subject to OBDC’s right to terminate this Agreement pursuant to Section 9.01, OBDC’s obligations pursuant to this Section 7.03(b)
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(including its obligation to submit to its stockholders the OBDC Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to OBDC, its Representatives or its stockholders of any Takeover Proposal (including any OBDC Superior Proposal) or (ii) OBDC effecting a Takeover Approval or delivering a Notice of an OBDC Superior Proposal, in each case, unless in connection therewith, the OBDC Board has withdrawn the OBDC Board Recommendation in compliance with Section 7.07.
Section 7.04    NYSE Listing.
OBDC shall use reasonable best efforts to cause the shares of OBDC Common Stock to be issued as Merger Consideration under this Agreement to be approved for listing on the NYSE, subject to official notice of issuance, at or prior to the Effective Time.
Section 7.05    Indemnification; Directors’ and Officers’ Insurance.
(a)Following the Effective Time, OBDC shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of OBDE or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) OBDC shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) OBDC and the applicable Indemnified Parties shall cooperate in the defense of such matter.
(b)Unless OBDC and OBDE shall otherwise agree the Surviving Company or its successor shall, and OBDC shall cause the Surviving Company or its successor to, continue to maintain in effect for a period of six years from and after the Effective Time (the “Tail Period”) OBDE’s existing directors and officers liability insurance (the “Current D&O Insurance”) in place as of the date of this Agreement; provided, however, that during the Tail Period, (i) the Current D&O Insurance policy may be amended or replaced provided that the coverage amount is not less than the amount set forth on Section 7.05(b) of the OBDC Disclosure Schedule , the terms and conditions are otherwise not materially less advantageous to the insureds and the directors and officers of OBDE continue to be covered under the policy in their capacity as directors and officers of OBDE; or (ii) the Current D&O Insurance may be terminated provided that prior to such termination, OBDC shall cause the Surviving Company or its successor to obtain and fully pay the premium for a “tail” insurance policy for the extension of the current D&O insurance through the remainder of the Tail Period with coverage and amounts not less than the amount set forth on Section 7.05(b) of the OBDC Disclosure Schedule, and terms and conditions that are otherwise not materially less advantageous to the insureds as, provided in the Current D&O Insurance.
(c)Any Indemnified Party wishing to claim indemnification under Section 7.05(a), upon learning of any Proceeding described above, shall promptly notify OBDC in writing; provided, that the failure to so notify shall not affect the obligations of OBDC under Section 7.05(a) unless OBDC is materially prejudiced as a consequence.
(d)If OBDC or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers or otherwise disposes of all or substantially all of its assets to any other entity, then and in each such case, OBDC shall cause proper
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provision to be made so that the successors and assigns of OBDC shall assume the obligations set forth in this Section 7.05.
(e)The provisions of this Section 7.05 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.
Section 7.06    No Solicitation.
(a)Each of OBDE and OBDC shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to OBDE or OBDC, as applicable) of all confidential information previously furnished to any Person (other than OBDE, OBDC or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.07 in the case of OBDE and Section 7.08 in the case of OBDC, each of OBDE and OBDC shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than OBDC, OBDE or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than OBDC, OBDE or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) waiver or release under any standstill or any similar agreement with respect to equity securities of OBDE or OBDC, unless failure to grant such waiver or release would be inconsistent with fiduciary standards applicable to the directors of OBDE or OBDC, as applicable, under applicable Law; provided, however, that notwithstanding the foregoing, each party (A) may inform Persons of the provisions contained in this Section 7.06 and (B) shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to equity securities of OBDC or OBDE, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal.
(b)Each of OBDE and OBDC shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by OBDE or OBDC or their respective Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of OBDE and OBDC agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party
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informed on a reasonably current basis of any information requested of or provided by OBDE or OBDC and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.
Section 7.07    OBDE Takeover Proposals.
(a)If on or after the date of this Agreement and at any time prior to the OBDE Stockholders Meeting: (i) OBDE receives a bona fide unsolicited Takeover Proposal (under circumstances in which OBDE has complied in all material respects with the provisions of Sections 7.06(a) and (b)); (ii) the OBDE Special Committee, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be inconsistent with fiduciary standards applicable to the directors of OBDE under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an OBDE Superior Proposal; and (iii) OBDE gives OBDC written notice of its intention to engage in negotiations or discussions with the Person making such Takeover Proposal at least two (2) Business Days before engaging in such negotiations or discussions (with such written notice specifying the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OBDE’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal) then, subject to compliance with this Section 7.07(a), OBDE may:
(i)engage in negotiations or discussions with such Person (and only such Person) who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by such Person who has made such Takeover Proposal if OBDE (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides OBDC a copy of all such information that has not previously been delivered to OBDC simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and
(ii)after fulfilling its obligations under Section 7.07(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).
If on or after the date of this Agreement and at any time prior to the OBDE Stockholders Meeting, the OBDE Special Committee, shall have determined, after consultation with its outside legal counsel, that continued recommendation of the OBDE Matters to OBDE’s stockholders would be inconsistent with fiduciary standards applicable to the directors of OBDE under applicable Law as a result of an OBDE Superior Proposal, OBDE may (A) withdraw or qualify (or modify or amend in a manner adverse to OBDC), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OBDC), the OBDE Board Recommendation, and (B) take any action or make any statement, filing or release, in connection with the OBDE Stockholders Meeting or otherwise, inconsistent with the OBDE Board Recommendation (any action described in clauses (A) and (B) referred to collectively with any Takeover Approval as a “OBDE Adverse Recommendation Change”).
(b)Upon any determination that a Takeover Proposal constitutes an OBDE Superior Proposal, OBDE shall promptly provide (and in any event within twenty-four (24) hours of such determination) to OBDC a written notice (a “Notice of an OBDE Superior Proposal”) (i) advising OBDC that the OBDE Board has received an OBDE Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such OBDE Superior Proposal, including the amount per share or other consideration that the stockholders of OBDE will receive in connection with the OBDE Superior Proposal and including a copy of all written materials provided to or by OBDE in connection with such OBDE Superior Proposal (unless previously provided to OBDC) and (iii) identifying the Person making such OBDE Superior Proposal. OBDE shall cooperate and negotiate in good faith with OBDC (to the extent OBDC desires to negotiate) during the five (5) calendar day period following OBDC’s receipt of the Notice of an OBDE Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such OBDE Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable OBDE to determine that such OBDE Superior Proposal is no longer an OBDE Superior Proposal and proceed with an OBDE Board Recommendation without an OBDE Adverse Recommendation Change. If thereafter the OBDE Special
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Committee, determines, in its reasonable good faith judgment, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement, that such OBDE Superior Proposal remains an OBDE Superior Proposal or the failure to make such OBDE Adverse Recommendation Change would be inconsistent with fiduciary standards applicable to the directors of OBDE under applicable Law, and OBDE has complied in all material respects with Section 7.07(a) above, OBDE may terminate this Agreement pursuant to Section 9.01(c)(iv) in order to enter into an agreement related to such OBDE Superior Proposal.
(c)Other than as permitted by Section 7.07(a), neither OBDE nor the OBDE Board shall make any OBDE Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no OBDE Adverse Recommendation Change shall change the approval of the OBDE Matters or any other approval of the OBDE Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.
(d)OBDE shall provide OBDC with prompt written notice of any meeting of the OBDE Board at which the OBDE Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by OBDC reasonably in advance of such meeting).
(e)Other than in connection with an OBDE Takeover Proposal, nothing in this Agreement shall prohibit or restrict the OBDE Board from taking any action described in clause (A) of the definition of OBDE Adverse Recommendation Change in response to an Intervening Event (a “OBDE Intervening Event Recommendation Change”) if (A) prior to effecting any such OBDE Intervening Event Recommendation Change, OBDE promptly notifies OBDC, in writing, at least five (5) Business Days (the “OBDE Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an OBDE Adverse Recommendation Change or an OBDE Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) OBDE shall, and shall cause its Representatives to, during the OBDE Intervening Event Notice Period, negotiate with OBDC in good faith (to the extent OBDC desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the OBDE Board to make an OBDE Intervening Event Recommendation Change, and (C) the OBDE Special Committee, determines, after consulting with outside legal counsel and, with respect to financial matters, any financial advisor, that the failure to effect such an OBDE Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by OBDC during the OBDE Intervening Event Notice Period, would be inconsistent with fiduciary standards applicable to the directors of OBDE under applicable Law.
(f)Nothing contained in this Agreement shall be deemed to prohibit OBDE, the OBDE Board or the OBDE Special Committee from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to OBDE’s stockholders if, after consultation with its outside legal counsel, OBDE determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an OBDE Adverse Recommendation Change unless the OBDE Board expressly publicly reaffirms the OBDE Board Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by OBDC.
Section 7.08    OBDC Takeover Proposals.
(a)If on or after the date of this Agreement and at any time prior to the OBDC Stockholders Meeting: (i) OBDC receives a bona fide unsolicited Takeover Proposal (under circumstances in which OBDC has complied in all material respects with the provisions of Sections 7.06(a) and (b)); (ii) the OBDC Special Committee, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be inconsistent with fiduciary standards t applicable to the directors of OBDC under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an OBDC Superior Proposal; and (iii) OBDC gives OBDE written notice of its intention to engage in negotiations of discussions with the Person making such Takeover Proposal at least two (2) Business Days before engaging in such negotiations or
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discussions (with such written notice specifying the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OBDC’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal) then, subject to compliance with this Section 7.08(a), OBDC may:
(i)engage in negotiations or discussions with such Person (and only such Person) who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by such Person who has made such Takeover Proposal if OBDC (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides OBDE a copy of all such information that has not previously been delivered to OBDE simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and
(ii)after fulfilling its obligations under Section 7.08(b) below, effect a Takeover Approval.
If on or after the date of this Agreement and at any time prior to the OBDC Stockholders Meeting, the OBDC Special Committee, shall have determined after consultation with their outside legal counsel, that continued recommendation of the OBDC Matters to OBDC’s stockholders would inconsistent with fiduciary standards applicable to the directors of OBDC under applicable Law as a result of an OBDC Superior Proposal, OBDC may (A) withdraw or qualify (or modify or amend in a manner adverse to OBDE), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OBDE), the OBDC Board Recommendation, and (B) take any action or make any statement, filing or release, in connection with the OBDC Stockholders Meeting or otherwise, inconsistent with the OBDC Board Recommendation (any action described in clauses (A) and (B) referred to collectively with any Takeover Approval as a “OBDC Adverse Recommendation Change”).
(b)Upon any determination that a Takeover Proposal constitutes an OBDC Superior Proposal, OBDC shall promptly provide (and in any event within twenty-four (24) hours of such determination) to OBDE a written notice (a “Notice of an OBDC Superior Proposal”) (i) advising OBDE that the OBDC Board has received an OBDC Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such OBDC Superior Proposal, including the amount per share or other consideration that the stockholders of OBDC will receive in connection with the OBDC Superior Proposal and including a copy of all written materials provided to or by OBDC in connection with such OBDC Superior Proposal (unless previously provided to OBDE) and (iii) identifying the Person making such OBDC Superior Proposal. OBDC shall cooperate and negotiate in good faith with OBDE (to the extent OBDE desires to negotiate) during the five (5) calendar day period following OBDE’s receipt of the Notice of an OBDC Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such OBDC Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable OBDC to determine that such OBDC Superior Proposal is no longer an OBDC Superior Proposal and proceed with an OBDC Board Recommendation without an OBDC Adverse Recommendation Change. If thereafter the OBDC Special Committee, determines, in its reasonable good faith judgement, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement, that such OBDC Superior Proposal remains an OBDC Superior Proposal or the failure to make such OBDC Adverse Recommendation Change would be inconsistent with fiduciary standards applicable to the directors of OBDC under applicable Law, and OBDC has complied in all material respects with Section 7.08(a) above, OBDC may terminate this Agreement pursuant to Section 9.01(d)(iv) in order to enter into an agreement related to such OBDC Superior Proposal.
(c)Other than as permitted by Section 7.08(a), neither OBDC nor the OBDC Board shall make any OBDC Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no OBDC Adverse Recommendation Change shall change the approval of the OBDC Matters or any other approval of the OBDC Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.
(d)OBDC shall provide OBDE with prompt written notice of any meeting of the OBDC Board at which the OBDC Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by OBDE reasonably in advance of such meeting).
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(e)Other than in connection with an OBDC Takeover Proposal, nothing in this Agreement shall prohibit or restrict the OBDC Board from taking any action described in clause (A) of the definition of OBDC Adverse Recommendation Change in response to an Intervening Event (a “OBDC Intervening Event Recommendation Change”) if (A) prior to effecting any such OBDC Intervening Event Recommendation Change, OBDC promptly notifies OBDE, in writing, at least five (5) Business Days (the “OBDC Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an OBDC Adverse Recommendation Change or an OBDC Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) OBDC shall, and shall cause its Representatives to, during the OBDC Intervening Event Notice Period, negotiate with OBDE in good faith (to the extent OBDE desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the OBDC Board to make an OBDC Intervening Event Recommendation Change, and (C) the OBDC Special Committee, determines, after consulting with outside legal counsel and, with respect to financial matters, any financial advisor, that the failure to effect such an OBDC Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by OBDE during the OBDC Intervening Event Notice Period, would be inconsistent with fiduciary standards applicable to the directors of OBDC under applicable Law.
(f)Nothing contained in this Agreement shall be deemed to prohibit OBDC, the OBDC Board or the OBDC Special Committee from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to OBDC’s stockholders if, after consultation with its outside legal counsel, OBDC determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an OBDC Adverse Recommendation Change unless the OBDC Board expressly publicly reaffirms the OBDC Board Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by OBDE.
Section 7.09    Access to Information.
(a)Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of OBDE and OBDC shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require OBDE or OBDC, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either OBDE or OBDC may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege or any similar privilege or protection under any circumstances in which such privilege or protection may be jeopardized by such disclosure or access.
(b)No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other party set forth in this Agreement.
Section 7.10    Publicity.
The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of OBDC and OBDE. Thereafter, so long as this Agreement is in effect, OBDC and OBDE each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers, or the Transactions, except as may be required by applicable Law or the rules and regulations of the NYSE, or to the extent that such press release or other public announcement related to any OBDE Adverse Recommendation Change or OBDC Adverse Recommendation Change is made in accordance with Section 7.07 or Section 7.08, respectively, and, to the extent practicable, before such press release or other public
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announcement is issued or made, OBDC or OBDE, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such press release or other public announcement; provided, that either OBDC or OBDE may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.10.
Section 7.11    Takeover Statutes and Provisions.
Neither OBDC nor OBDE will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of OBDC and OBDE shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary, challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.
Section 7.12    Tax Matters.
(a)Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of OBDC and OBDE shall execute and deliver to Eversheds Sutherland (US) LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.02(f)and 8.03(d) in form and substance as set forth in Exhibits A and B. Each of OBDE and OBDC shall use its reasonable best efforts not to take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which inaction would cause to be untrue) any of the representations and covenants made to tax counsel in furtherance of such tax opinion.
(b)RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) OBDE shall not, and shall not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of OBDC take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OBDE to fail to qualify as a RIC, and (ii) OBDC shall not, and shall not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of OBDE, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OBDC to fail to qualify as a RIC.
(c)Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of OBDE, OBDC and Merger Sub shall use its reasonable best efforts to cause the Merger to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of OBDE, OBDC and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.
(d)Tax Opinions. OBDE shall use its best efforts to obtain the tax opinion described in Section 8.03(d) and OBDC shall use its best efforts to obtain the tax opinion described in Section 8.02(e).
Section 7.13    Stockholder Litigation.
The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by OBDE’s stockholders or OBDC’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of OBDE and OBDC (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
Section 7.14    Section 16 Matters.
Prior to the Effective Time, each of the OBDE Board and the OBDC Board shall take all such steps as may be required to cause any dispositions of OBDE Common Stock (including derivative securities with respect to OBDE Common Stock) or acquisitions of OBDC Common Stock (including derivative securities with respect to OBDC Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to OBDE or will become subject to such reporting requirements with respect to OBDC, in each case, to be exempt pursuant to Rule 16b-3.
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Section 7.15    No Other Representations or Warranties.
The parties hereto acknowledge and agree that except for the representations and warranties of OBDE in Article III, the representations and warranties of OBDC in Article IV and the representations and warranties of the Advisers in Article V, none of the Advisers, OBDE, OBDC or any of OBDE’s or OBDC’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing has made or relied on any representation or warranty, express or implied. Except for the representations and warranties of OBDE in Article III, the representations and warranties of OBDC in Article IV and the representations and warranties of the Advisers in Article V, all other warranties, express or implied, statutory or otherwise, of any nature, including with respect to any express or implied representation or warranty as to the merchantability, quality, quantity, suitability or fitness for any particular purpose of the business or the assets of OBDE, OBDC and the Advisers are hereby expressly disclaimed by OBDE, OBDC and the Advisers, as applicable.
Section 7.16    Merger of Surviving Company.
Immediately after the occurrence of the Effective Time and the Terminations, in accordance with the MGCL, the Surviving Company and OBDC shall consummate the Second Merger.
Section 7.17    Coordination of Dividends.
Each of OBDC and OBDE shall coordinate with each other in designating the record and payment dates for any quarterly dividends or other distributions to its stockholders declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither OBDC nor OBDE shall authorize or declare any dividend or other distribution to its stockholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit either OBDC or OBDE from authorizing, declaring or paying any dividend or other distribution to its stockholders solely payable in cash in accordance with this Agreement to the extent such dividend or distribution is taken into account in determining the Closing OBDE Net Asset Value and/or the Closing OBDC Net Asset Value, as applicable. In the event that a dividend or other distribution with respect to the shares of OBDE Common Stock permitted under the terms of this Agreement has (i) a record date prior to the Effective Time and (ii) has not been paid as of the Effective Time, the holders of shares of OBDE Common Stock shall be entitled to receive such dividend or other distribution at the time such shares are exchanged pursuant to Article I and Article II. On or prior to the Closing Date, if the aggregate amount of all (a) dividends paid by OBDE on or prior to the date of this Agreement plus (b) all dividends paid by OBDE after the date of this Agreement plus (c) all dividends declared but not paid by OBDE is less than the amount that should be paid as a dividend to distribute to OBDE’s stockholders the amounts set forth in (i) through (iv) of the definition of “Tax Dividend” or otherwise is necessary for OBDE to maintain its qualification as a RIC and avoid the imposition of any income or excise tax as reasonably determined by OBDE, OBDE shall declare a Tax Dividend. After the Closing, OBDC, on behalf of OBDE, will distribute any Tax Dividend or any other dividend that was declared, but not paid, by OBDE for any of its taxable years ended on or prior to the Closing Date and for all federal income tax purposes, to the fullest extent permitted by applicable Law, OBDC and OBDE shall treat such payments of any Tax Dividend or any other such dividend as a payment of a dividend considered to have been paid by OBDE in such tax years of OBDE ended on or prior to the Closing Date pursuant to Sections 855 or 857(b) of the Code, as applicable. OBDC and OBDE shall negotiate in good faith to adjust the Exchange Ratio to account for any Tax Dividends or any other such dividend not otherwise reflected in the Closing OBDE Net Asset Value pursuant to the terms of Section 2.06(a).
Article VIII.
CONDITIONS PRECEDENT
Section 8.01    Conditions to Each Party’s Obligations to Effect the Merger.
The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or, other than with respect to Section 8.01(a), which shall not be waived by any party hereto, waiver, at or prior to the Effective Time, of the following conditions:
(a)Stockholder Approvals. (i) The OBDE Matters shall have been approved by the OBDE Requisite Vote, and (ii) the OBDC Matters shall have been approved by the OBDC Requisite Vote.
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(b)NYSE Listing. The shares of OBDC Common Stock to be issued under this Agreement in connection with the Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance.
(c)Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC. Any necessary state securities or “blue sky” authorizations shall have been received.
(d)No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.
(e)Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act). Each of the approvals listed on Section 8.01(e) of the OBDE Disclosure Schedule and Section 8.01(e) of the OBDC Disclosure Schedule, if any, shall have been obtained and shall remain in full force and effect.
(f)No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Mergers or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.
(g)Net Asset Value Determinations. The determination of both the Closing OBDE Net Asset Value and the Closing OBDC Net Asset Value shall have been completed in accordance with Section 2.06.
Section 8.02    Conditions to Obligations of OBDC and Merger Sub to Effect the Merger.
The obligations of OBDC and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by OBDC, at or prior to the Effective Time, of the following conditions:
(a)Representations and Warranties of OBDE. (i) The representations and warranties of OBDE set forth in Section 3.02(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of OBDE set forth in Section 3.08(iii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of OBDE set forth in Sections 3.03(a), 3.03(b)(i), 3.07, 3.20 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of OBDE set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.02(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of OBDE are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OBDE to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OBDE. OBDC shall have received a certificate signed on behalf of OBDE by the Chief Executive Officer or the Chief Financial Officer of OBDE to the effect that the conditions set forth in this Section 8.02 have been satisfied.
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(b)Performance of Obligations of OBDE. OBDE shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. OBDC shall have received a certificate signed on behalf of OBDE by the Chief Executive Officer or the Chief Financial Officer of OBDE to such effect.
(c)Representations and Warranties of OBDE Adviser. The representations and warranties of OBDE Adviser set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.02(d) shall be deemed to have been satisfied even if any such representations and warranties of OBDE Adviser are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OBDE Adviser to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OBDE. OBDC shall have received a certificate signed on behalf of OBDE Adviser by an authorized officer of OBDE Adviser to the effect that the conditions set forth in this Section 8.02(d) have been satisfied.
(d)Absence of OBDE Material Adverse Effect. Since the date of this Agreement there shall not have occurred any Effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of OBDE.
(e)U.S. Federal Tax Opinion. OBDC shall have received the opinion of its counsel, Eversheds Sutherland (US) LLP, in form and substance as set forth in Exhibit C, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, each of the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of OBDE and OBDC, in form and substance as set forth in Exhibits A and B. If counsel for OBDC will not render such an opinion, another counsel reasonably acceptable to OBDC may render such opinion to OBDC in form and substance reasonably satisfactory to OBDC.
Section 8.03    Conditions to Obligations of OBDE to Effect the Merger.
The obligation of OBDE to effect the Merger is also subject to the satisfaction or waiver by OBDE, at or prior to the Effective Time, of the following conditions:
(a)Representations and Warranties of OBDC. (i) The representations and warranties of OBDC set forth in Section 4.02 shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of OBDC and Merger Sub set forth in Section 4.08 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of OBDC and Merger Sub set forth in Sections 4.03(a), 4.03(b), 4.07 and 4.20 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of OBDC and Merger Sub set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier
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date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.03(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of OBDC and Merger Sub are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OBDC and Merger Sub to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OBDC. OBDE shall have received a certificate signed on behalf of OBDC by the Chief Executive Officer or the Chief Financial Officer of OBDC and Merger Sub to the effect that the conditions set forth in this Section 8.03 have been satisfied.
(b)Performance of Obligations of OBDC and Merger Sub. Each of OBDC and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. OBDE shall have received a certificate signed on behalf of OBDC and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of OBDC to such effect.
(c)Representations and Warranties of OBDC Adviser. The representations and warranties of OBDC Adviser set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.03(c) shall be deemed to have been satisfied even if any such representations and warranties of OBDC Adviser are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OBDC Adviser to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OBDC. OBDE shall have received a certificate signed on behalf of OBDC Adviser by an authorized officer of OBDC Adviser to the effect that the conditions set forth in this Section 8.03(c) have been satisfied.
(d)Absence of OBDC Material Adverse Effect. Since the date of this Agreement there shall not have occurred any Effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of OBDC.
(e)U.S. Federal Tax Opinion. OBDE shall have received the opinion of its counsel, Eversheds Sutherland (US) LLP , in form and substance as set forth in Exhibit D, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of OBDE and OBDC, in form and substance as set forth in Exhibits A and B. If counsel for OBDE will not render such an opinion, another counsel reasonably acceptable to OBDE may render such opinion in form and substance reasonably satisfactory to OBDE.
Section 8.04    Frustration of Closing Conditions.
None of OBDC, Merger Sub or OBDE may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Mergers and the other Transactions.
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Article IX.
TERMINATION AND AMENDMENT
Section 9.01    Termination.
This Agreement may be terminated at any time prior to the Effective Time, whether before or after the OBDE Requisite Vote has been obtained or the OBDC Requisite Vote has been obtained:
(a)by mutual consent of OBDE and OBDC in a written instrument authorized by each of the OBDE Board (upon the recommendation of the OBDE Special Committee), and the OBDC Board (upon the recommendation of the OBDC Special Committee);
(b)by either OBDE (upon the recommendation of the OBDE Special Committee) or OBDC (upon the recommendation of the OBDC Special Committee), if:
(i)any Governmental Entity that must grant a Regulatory Approval has denied approval of the Transactions (including the Merger) and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law, permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;
(ii)the Mergers shall not have been consummated on or before August 6, 2025 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.01(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;
(iii)the stockholders of OBDC shall have failed to approve the OBDC Matters by the OBDC Requisite Vote at a duly held meeting of OBDC’s stockholders or at any adjournment or postponement thereof at which the OBDC Matters have been voted upon; or
(iv)the stockholders of OBDE shall have failed to approve the OBDE Matters by the OBDE Requisite Vote at a duly held meeting of OBDE’s stockholders or at any adjournment or postponement thereof at which the OBDE Matters have been voted upon.
provided, however, that the right to terminate this Agreement pursuant to this Section 9.01(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;
(c)by OBDE (acting upon the recommendation of the OBDE Special Committee), if:
(i)there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of OBDC or Merger Sub, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.03(a), 8.03(b) or 8.03(c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by OBDE to OBDC (provided that OBDE is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.01, 8.02(a), 8.02(b) or 8.02(c) not to be satisfied);
(ii)at any time prior to obtaining the OBDC Requisite Vote (A) an OBDC Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) OBDC shall have failed to include in the Joint Proxy Statement/Prospectus the OBDC Board Recommendation, (C) a Takeover Proposal is publicly announced and OBDC fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the OBDC Board Recommendation, or (D) a tender or exchange offer relating to any shares of OBDC Common Stock shall have been commenced by a third party and OBDC shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the OBDC Board recommends rejection of such tender or exchange offer;
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(iii)OBDC breaches, in any material respect, its obligations under Section 7.06 or 7.08;
(iv)at any time prior to obtaining the OBDE Requisite Vote, (A) OBDE is not in material breach of any of the terms of this Agreement, (B) the OBDE Board, upon the recommendation of the OBDE Special Committee, authorizes OBDE, subject to complying with the terms of this Agreement (including Section 7.07(b)), to enter into, and OBDE enters into, a definitive Contract with respect to an OBDE Superior Proposal and (C) the third party that made such OBDE Superior Proposal, prior to such termination, pays to OBDC in immediately available funds any fees required to be paid pursuant to Section 9.02(a); or
(v)there is a Material Adverse Effect with respect to OBDC.
(d)by OBDC (acting upon the recommendation of the OBDC Special Committee), if:
(i)there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of OBDE, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Sections 8.02(a), 8.02(b) or 8.02(c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by OBDC to OBDE (provided that OBDC is not then in material breach of this Agreement so as to cause any of the conditions set forth in Sections 8.01, 8.03(a), 8.03(b) or 8.03(c) not to be satisfied);
(ii)at any time prior to obtaining the OBDE Requisite Vote (A) an OBDE Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) OBDE shall have failed to include in the Joint Proxy Statement/Prospectus the OBDE Board Recommendation, (C) a Takeover Proposal is publicly announced and OBDE fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the OBDE Board Recommendation or (D) a tender or exchange offer relating to any shares of OBDE Common Stock shall have been commenced by a third party and OBDE shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the OBDE Board recommends rejection of such tender or exchange offer;
(iii)OBDE breaches, in any material respect, its obligations under Section 7.06 or 7.07;
(iv)at any time prior to obtaining the OBDC Requisite Vote, (A) OBDC is not in material breach of any of the terms of this Agreement, (B) the OBDC Board (upon the recommendation of the OBDC Special Committee), authorizes OBDC, subject to complying with the terms of this Agreement (including Section 7.08(b)), to enter into, and OBDC enters into, a definitive Contract with respect to an OBDC Superior Proposal and (C) the third party that made such OBDC Superior Proposal, prior to such termination, pays to OBDE in immediately available funds any fees required to be paid pursuant to Section 9.02(b); or
(v)there is a Material Adverse Effect with respect to OBDE.
The party desiring to terminate this Agreement pursuant to Section 9.01shall give written notice of such termination to the other party in accordance with Section 11.02, specifying the provision or provisions hereof pursuant to which such termination is effected.
Section 9.02    Termination Fee.
(a)If this Agreement shall be terminated:
(i)by OBDE pursuant to Section 9.01(c)(iv), then, prior to, and as a condition to such termination, OBDE shall cause the third party that made the applicable OBDE Superior Proposal (or its designee) to pay OBDC, subject to applicable Law, a non-refundable fee in an amount equal to $57,600,000 (the “OBDE Termination Fee”) as liquidated damages and full compensation hereunder; or
(ii)(A) by (1) OBDC or OBDE pursuant to (x) any provision of Section 9.01 at a time when the Agreement was terminable by OBDC pursuant to Section 9.01(d)(ii) or 9.01(d)(iii), (y) Section 9.01(b)(ii) or (z) Section 9.01(b)(iv), or (2) OBDC pursuant to Section 9.01(d)(i) (solely to the extent that OBDE has
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committed a willful or intentional breach), 9.01(d)(ii) or 9.01(d)(iii), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.01(b)(ii) or 9.01(d)(i) prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.01(b)(iv) prior to the time of the duly held OBDE Stockholders Meeting, and (C) OBDE enters into a definitive Contract with respect to such Takeover Proposal within 12 months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such 12-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, OBDE shall cause the third party that made such Takeover Proposal (or its designee) to pay OBDC, subject to applicable Law, the OBDE Termination Fee as liquidated damages and full compensation hereunder; provided, that for purposes of this Section 9.02(a)(ii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”
The OBDE Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing to OBDE by OBDC if OBDC shall have furnished to OBDE wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the OBDE Termination Fee becomes payable and is paid pursuant to this Section 9.02(a), the OBDE Termination Fee shall be OBDC’s and Merger Sub’s sole and exclusive remedy for monetary damages under this Agreement.
(b) If this Agreement shall be terminated:
(i)by OBDC pursuant to Section 9.01(d)(iv), then, prior to, and as a condition to such termination, OBDC shall cause the third party that made the applicable OBDC Superior Proposal (or its designee) to pay OBDE, subject to applicable Law, a non-refundable fee in an amount equal to $179,800,000 (the “OBDC Termination Fee”) as liquidated damages and full compensation hereunder; or
(ii)(A) by (1) OBDC or OBDE pursuant to (x) any provision of Section 9.01 at a time when the Agreement was terminable by OBDE pursuant to Section 9.01(c)(ii) or 9.01(c)(iii), (y) to Section 9.01(b)(ii) or (z) Section 9.01(b)(iii) or (2) OBDE pursuant to Section 9.01(c)(i) (solely to the extent that OBDC has committed a willful or intentional breach), 9.01(c)(ii) or 9.01(c)(iii), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.01(b)(ii) and 9.01(c)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.01(b)(iii), prior to the time of the duly held OBDC Stockholders Meeting, and (C) OBDC enters into a definitive Contract with respect to such Takeover Proposal within 12 months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such 12-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, OBDC shall cause the third party that made such Takeover Proposal (or its designee) to pay OBDE, subject to applicable Law, the OBDC Termination Fee as liquidated damages and full compensation hereunder; provided, that for purposes of this Section 9.01(b)(ii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”
The OBDC Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing to OBDC by OBDE if OBDE shall have furnished to OBDC wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the OBDC Termination Fee becomes payable and is paid pursuant to this Section 9.02(b), the OBDC Termination Fee shall be OBDE’s sole and exclusive remedy for monetary damages under this Agreement.
(c)The parties acknowledge that the agreements contained in this Section 9.02 are an integral part of the Transactions, that without these agreements each party would not have entered into this Agreement, and that any amounts payable pursuant to this Section 9.02 do not constitute a penalty. If OBDC fails to pay any amounts due to OBDE pursuant to this Section 9.02 within the time periods specified in this
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Section 9.02 or OBDE fails to pay OBDC any amounts due to OBDC pursuant to this Section 9.02 within the time periods specified in this Section 9.02, OBDC or OBDE, as applicable, shall pay reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by OBDE or OBDC, as applicable, in connection with any action, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on such unpaid amounts from the date payment of such amounts was due at the prime lending rate in effect on the date payment was due as published in The Wall Street Journal (or any successor publication thereto), calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.
Section 9.03    Effect of Termination.
In the event of termination of this Agreement by either OBDE or OBDC as provided in Section 9.01, this Agreement shall forthwith become void and have no effect, and none of OBDC, Merger Sub, OBDE, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.09(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.
Section 9.04    Fees and Expenses.
Subject to Section 9.02, except with respect to (i) costs and expenses of printing and mailing the Registration Statement and all filing and other fees paid to the SEC in connection with the Mergers, (ii) all filing and other fees in connection with any filing under the HSR Act and (iii) fees and expenses for legal services to OBDE, OBDC and Merger Sub in connection with this Agreement and the Transactions, which, in each case, shall be borne equally by OBDC and OBDE, all fees and expenses incurred in connection with the Mergers, this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated provided that, for the avoidance of doubt, all fees and expenses of Merger Sub shall be paid by OBDC. Solely in the event the Mergers are consummated, OBDC Adviser shall reimburse each of OBDC and OBDE for 50% of all fees and expenses incurred and payable by OBDE or on its behalf, on the one hand, or OBDC or on its behalf, on the other hand, in connection with or related to the Mergers, this Agreement and the Transactions (including all documented fees and expenses of counsel, accountants, experts and consultants to OBDE or the OBDE Special Committee, on the one hand, or OBDC or the OBDC Special Committee, on the other hand) with the amount reimbursed by OBDC Adviser to be allocated among OBDC and OBDE in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by OBDC Adviser shall not exceed $4,250,000.
Section 9.05    Amendment.
This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after the OBDE Requisite Vote or the OBDC Requisite Vote has been obtained; provided, however, that after the OBDE Requisite Vote or the OBDC Requisite Vote has been obtained, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties (acting upon the recommendation of the OBDE Special Committee, in the case of OBDE, or the OBDC Special Committee, in the case of OBDC).
Section 9.06    Extension; Waiver.
At any time prior to the Effective Time, each party, by action taken or authorized by the OBDE Board, upon the recommendation of the OBDE Special Committee, or the OBDC Board, upon the recommendation of the OBDC Special Committee, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or
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waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.
Article X.
CERTAIN DEFINITIONS
“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.
“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York.
“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.
“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.
“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.
“Exchange Ratio” shall be calculated as follows:
(i) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is less than or equal to 100%, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of the OBDE Per Share NAV and the OBDC Per Share NAV;
(ii) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 100% but less than or equal to 104.50%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) the sum of (i) 1.00 and (ii) 50% of the difference between (a) the quotient of (I) the OBDC Common Stock Price and (II) the OBDC Per Share NAV and (b) 1.00 and (B) the OBDC Common Stock Price; or
(iii) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 104.5%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) 102.25% and (B) the OBDC Common Stock Price.
“Governmental Entity” means any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial body, or any political subdivision, department or branch of any of the foregoing.
“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in
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respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into in the ordinary course of business.
“Independent Director” means, with respect to OBDC or OBDE, each director who is not an “interested person,” as defined in the Investment Company Act, of OBDC or OBDE, as the case may be.
“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, OBDC and its Consolidated Subsidiaries, taken as a whole, or OBDE and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the OBDC Common Stock; (c) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto); and (d) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries; provided, however, that (A) the exceptions in clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event and (B) the exceptions in clause (d) shall not apply to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses.
“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.
“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
“Knowledge” means (i) for OBDE, the actual knowledge of the persons set forth in Section 9 of the OBDE Disclosure Schedule, (ii) for OBDC, the actual knowledge of the persons set forth in Section 9 of the OBDC Disclosure Schedule, (iii) for OBDC Adviser the actual knowledge of the persons set forth in Section 9 of the OBDC Adviser Disclosure Schedule, and (iv) or OBDE Adviser, the actual knowledge of the persons set forth in Section 9 of the OBDE Adviser Disclosure Schedule.
“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.
“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.
“Material Adverse Effect” means, with respect to OBDC, OBDE, OBDC Adviser or OBDE Adviser, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions
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taken by Governmental Entities in response thereto), (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure, in and of itself, to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period, as the case may be, or, any decline in the price of shares of OBDC Common Stock or the OBDE Common Stock, on the NYSE or trading volume of OBDC Common Stock or OBDE Common Stock (provided that the underlying causes of such failure or decline shall be considered in determining whether there is a Material Adverse Effect unless such underlying causes are excluded from the definition of Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Mergers and the other Transactions.
“OBDC Advisory Agreement” means the investment advisory agreement between OBDC and OBDC Adviser in effect as of the date of this Agreement.
“OBDC Common Stock Price” means the closing price per share of OBDC Common Stock on the NYSE on either the Determination Date or, if the NYSE is closed, the most recent trading day.
“OBDC Matters” means (i) the proposed issuance of OBDC Common Stock in connection with the Merger, and (ii) any other matters required to be approved or adopted by the stockholders of OBDC in order to effect the Transactions.
“OBDC Per Share NAV” means the quotient of (i) the Closing OBDC Net Asset Value divided by (ii) the number of shares of OBDC Common Stock issued and outstanding as of the Determination Date.
“OBDC Requisite Vote” means, at a duly held meeting at which quorum is present, (i) with respect to the issuance of shares of OBDC Common Stock as Merger Consideration, the approval of at least a majority of the votes cast by holders of OBDC Common Stock, and (ii) with respect to any other OBDC Matters, the requisite number of stockholder votes required to approve such matters.
“OBDC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OBDC or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OBDC or more than 75% of the assets of OBDC on a consolidated basis (a) on terms which the OBDC Board (upon the recommendation of the OBDC Special Committee) determines in good faith to be superior for the stockholders of OBDC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the OBDC Termination Fee and any alternative proposed by OBDE in accordance with Section 7.08), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by OBDC Board (upon the recommendation of the OBDE Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
OBDE Administration Agreement” means the administration agreement between OBDE and OBDE Adviser in effect as of the date of this Agreement.
“OBDE Advisory Agreement” means the investment advisory agreement between OBDE and OBDE Adviser in effect as of the date of this Agreement.
“OBDE Matters” means (i) the Merger pursuant to this Agreement and (ii) any other matters required to be approved or adopted by the stockholders of OBDE in order to effect the Transactions.
“OBDE Per Share NAV” means the quotient of (i) the Closing OBDE Net Asset Value divided by (ii) the number of shares of OBDE Common Stock issued and outstanding as of the Determination Date.
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“OBDE Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OBDE or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OBDE or more than 75% of the assets of OBDE on a consolidated basis (a) on terms which the OBDE Board (upon the recommendation of the OBDE Special Committee), determines in good faith to be superior for the stockholders of OBDE (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the OBDE Termination Fee and any alternative proposed by OBDC in accordance with Section 7.07), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the OBDE Board (upon the recommendation of the OBDE Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
“OBDE License Agreement” means the trademark license agreement between OBDE and Blue Owl Capital Holdings LLC in effect as of the date of this Agreement.
“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.
“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.
“Permitted Indebtedness” means Indebtedness of OBDC or OBDE, as applicable, and is respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) Indebtedness incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of OBDC or OBDE, as applicable.
“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.
“Previously Disclosed” means information (i) with respect to OBDE, (A) set forth by OBDE in Section 10 of the OBDE Disclosure Schedule or (B) previously disclosed since the Applicable Date in any OBDE SEC Report, and (ii) with respect to OBDC, (A) set forth by OBDC in Section 10 of the OBDC Disclosure Schedule or (B) previously disclosed since the Applicable Date in any OBDC SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any OBDE SEC Report or OBDC SEC Report, as the case may be (in each case, other than any specific factual information contained therein), shall not be deemed to be “Previously Disclosed.”
“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.
“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.
“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than OBDC or OBDE or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving OBDE or OBDC, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of OBDE or OBDC, as applicable, and such party’s respective Consolidated Subsidiaries,
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taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, OBDE or in any of OBDE’s Consolidated Subsidiaries or, OBDC or in any of OBDC’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.
“Tax” means all U.S. federal, state, local, and non-U.S. income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, production, ad valorem, registration, license, lease, service, payroll, employment, unemployment, estimated, environmental, stamp, alternative or add-on minimum, occupation, premium, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.
“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 561 of the Code, and shall have the effect of distributing to OBDE’s stockholders (i) all of its previously undistributed “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.
“Tax Return” means a report, declaration, return, document, list, claim for refund, information return, statement, form or other document (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.
“Trading Day” shall mean a day on which shares of OBDC Common Stock are traded on NYSE.
“Transactions” means the transactions contemplated by this Agreement, including the Mergers.
“Treasury Regulations” means all final and temporary U.S. federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.
Article XI.
GENERAL PROVISIONS
Section 11.01    Nonsurvival of Representations, Warranties and Agreements.
None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.05 and Section 9.03 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.
Section 11.02    Notices.
All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
If to OBDE to:
Blue Owl Capital Corporation III
399 Park Avenue
New York, New York 10022
Attention: Jonathan Lamm, Chief Financial Officer; Neena Reddy, General Counsel
Email: jonathan.lamm@blueowl.com; legal@blueowl.com
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with a copy, which will not constitute notice, to:
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W., Suite 700
Washington, DC 20006
Attention: Eric Purple
Email: epurple@stradley.com
If to OBDC or Merger Sub, to:
Blue Owl Capital Corporation
399 Park Avenue
New York, New York 10022
Attention: Jonathan Lamm, Chief Financial Officer; Neena Reddy, General Counsel
Email: jonathan.lamm@blueowl.com; legal@blueowl.com
with a copy, which will not constitute notice, to:
Eversheds Sutherland (US) LLP
700 Sixth Street, N.W.
Washington, DC 20001
Attention: Cynthia Krus
Email: Cynthia.krus@eversheds-sutherland.com
If to OBDE Adviser, to:
Blue Owl Diversified Credit Advisors LLC
399 Park Avenue
New York, New York 10022
Attention: Neena Reddy, General Counsel
Email: legal@blueowl.com
with a copy, which will not constitute notice, to:
Kirkland & Ellis LLP
2049 Century Park East, Suite 3700
Los Angeles, CA 90067
Attention: Monica Shilling, P.C.; Dov Kogen
Email: monica.shilling@kirkland.com; dov.kogen@kirkland.com
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Nicole Runyan, P.C.
Email: nicole.runyan@kirkland.com
If to OBDC Adviser, to:
Blue Owl Credit Advisors LLC
399 Park Avenue
New York, New York 10022
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Attention: Neena Reddy, General Counsel
Email: legal@blueowl.com
with a copy, which will not constitute notice, to:
Kirkland & Ellis LLP
2049 Century Park East, Suite 3700
Los Angeles, CA 90067
Attention: Monica Shilling, P.C.; Dov Kogen
Email: monica.shilling@kirkland.com; dov.kogen@kirkland.com
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Nicole Runyan, P.C.
Email: nicole.runyan@kirkland.com
Each such notice or other communication shall be effective upon receipt (or refusal of receipt).
Section 11.03    Interpretation; Construction.
When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
Section 11.04    Counterparts.
This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic means), it being understood that each party need not sign the same counterpart.
Section 11.05    Entire Agreement.
This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.
Section 11.06    Governing Law; Jurisdiction; Waiver of Jury Trial.
This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection
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with, this Agreement or the Transactions shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, in the Circuit Court for Baltimore City, Maryland, each of the parties further consents to the assignment of such proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.06.
Section 11.07    Assignment; Third Party Beneficiaries.
Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.05, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.
Section 11.08    Specific Performance.
The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Maryland, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.
Section 11.09    Disclosure Schedule.
Before entry into this Agreement, OBDC, OBDE, and the Advisers each delivered to the other party a schedule (the “OBDC Disclosure Schedule”, the “OBDE Disclosure Schedule”, the “OBDC Adviser Disclosure Schedule”, and the “OBDE Adviser Disclosure Schedule” respectively, each, a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III, Article IV or Article V, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and
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subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.
[Signature Page Follows]
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IN WITNESS WHEREOF, OBDE, OBDC, Merger Sub, OBDC Adviser and OBDE Adviser have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

OBDE

Blue Owl Capital Corporation III

By:	/s/ Jonathan Lamm
Name:	Jonathan Lamm
Title:	Chief Financial Officer

OBDC

Blue Owl Capital Corporation

By:	/s/ Jonathan Lamm
Name:	Jonathan Lamm
Title:	Chief Financial Officer

Merger Sub

Cardinal Merger Sub Inc.

By:	/s/ Jonathan Lamm
Name:	Jonathan Lamm
Title:	Treasurer

OBDC Adviser

Blue Owl Credit Advisors LLC (solely for the limited purposes set forth herein)

By:	/s/ Neena Reddy
Name:	Neena Reddy
Title:	General Counsel and Chief Legal Officer

OBDE Adviser

Blue Owl Diversified Credit Advisors LLC (solely for the limited purposes set forth herein)

By:	/s/ Neena Reddy
Name:	Neena Reddy
Title:	General Counsel and Chief Legal Officer
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Annex B
Global Corporate & Investment Banking
BofA Securities, Inc.
One Bryant Park, New York, NY 10036
August 6, 2024
The Special Committee of the Board of Directors
Blue Owl Capital Corporation
399 Park Avenue
New York, NY 10022
Members of the Special Committee:
We understand that Blue Owl Capital Corporation, a Maryland corporation (“OBDC”), proposes to enter into an Agreement and Plan of Merger (the “Agreement”), among OBDC, Cardinal Merger Sub Inc., a Maryland corporation and wholly-owned direct Consolidated Subsidiary (as defined in the Agreement) of OBDC (“Merger Sub”), Blue Owl Capital Corporation III, a Maryland corporation (“OBDE”), Blue Owl Credit Advisors LLC, a Delaware limited liability company (solely for the purposes of Section 2.06, Article V, Section 8.01(g), Section 9.04 and Article XI of the Agreement), and Blue Owl Diversified Credit Advisors LLC, a Delaware limited liability company (solely for the purposes of Section 1.09, Section 2.06, Article V, Section 8.01(g), Section 9.04 and Article XI), pursuant to which, among other things, (i) Merger Sub will merge with and into OBDE, with OBDE as the surviving company in such merger (the “OBDE Merger”), (ii) immediately thereafter, OBDE will merge with and into OBDC, with OBDC as the surviving company in such merger (the “OBDC Merger” and, together with the OBDE Merger, the “Mergers”) and (iii) in connection with the Mergers, each outstanding share of the common stock, par value $0.01 per share, of OBDE (“OBDE Common Stock”) will be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of OBDC (the “OBDC Common Stock”) equal to an exchange ratio (the “Exchange Ratio”), which shall be calculated as follows in accordance with the Agreement:
(x) if the OBDC Common Stock Price (as defined in the Agreement) is equal to or less than the OBDC Per Share NAV (as defined in the Agreement), the quotient (rounded to the fourth nearest decimal) of the OBDE Per Share NAV (as defined in the Agreement) and the OBDC Per Share NAV;
(y) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 100% but less than or equal to 104.50%, the quotient (rounded to the fourth nearest decimal) of (A) the product of (i) the OBDE Per Share NAV and (ii) the sum of (a) 1.00 and (b) 50% of the difference between (I) the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV and (II) 1.00 and (B) the OBDC Common Stock Price; or
(z) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 104.5%, the quotient (rounded to the fourth nearest decimal) of (A) the product of the OBDE Per Share NAV and 102.25% and (B) the OBDC Common Stock Price.
Pursuant to the Agreement, the OBDC Common Stock Price, the OBDC Per Share NAV and OBDE Per Share NAV will each be measured as of a date mutually agreed between OBDC and OBDE (the “Determination Date”) no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the Mergers. At the direction of OBDC, we have assumed, without independent verification, that the OBDC Per Share NAV and

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Annex B
OBDE Per Share NAV will be approximately $15.62 and $15.26, respectively, as of the Determination Date and that, assuming the OBDC Common Stock Price is equal to or lesser than the OBC Per Share NAV, the Exchange Ratio would be 0.9770x. Furthermore, at the direction of OBDC, we have assumed, without independent verification, that OBDE stockholders will receive a special distribution of OBDE undistributed income totaling $44 million, or $0.35 per OBDE share. The terms and conditions of the Mergers are more fully set forth in the Agreement.
You have requested our opinion as to the fairness, from a financial point of view, to OBDC of the Exchange Ratio provided for in the Mergers.
In connection with this opinion, we have, among other things:
1.reviewed certain publicly available business and financial information relating to OBDC and OBDE;
2.reviewed certain internal financial and operating information with respect to the business, operations and prospects of OBDC furnished to or discussed with us by the management of OBDC, including certain financial forecasts relating to OBDC prepared by the external manager of OBDC (such forecasts, “OBDC Forecasts”);
3.reviewed certain internal financial and operating information with respect to the business, operations and prospects of OBDE furnished to or discussed with us by the management of OBDE, including certain financial forecasts relating to OBDE prepared by the external manager of OBDE (such forecasts, “OBDE Forecasts”);
4.reviewed certain estimates as to the amount and timing of cost savings (collectively, the “Cost Savings”) anticipated by the external managers of OBDC and OBDE to result from the Mergers;
5.discussed the past and current business, operations, financial condition and prospects of OBDE with members of senior managements of OBDC and OBDE, and discussed the past and current business, operations, financial condition and prospects of OBDC with members of senior management of OBDC;
6.reviewed the potential pro forma financial impact of the Mergers on the future financial performance of OBDC, including the potential effect on OBDC’s net asset values;
7.reviewed the trading histories for OBDC Common Stock and OBDE Common Stock and a comparison of such trading histories with each other and with the trading histories of other companies we deemed relevant;
8.compared certain financial and stock market information of OBDC and OBDE with similar information of other companies we deemed relevant;
9.reviewed the relative financial contributions of OBDC and OBDE to the future financial performance of the combined company on a pro forma basis;
10.reviewed a draft, dated August 6, 2024, of the Agreement (the “Draft Agreement”)

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Annex B
11.performed such other analyses and studies and considered such other information and factors as we deemed appropriate.
In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the external managers of OBDC and OBDE that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the OBDC Forecasts and the Cost Savings, we have assumed, at the direction of OBDC, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the external manager of OBDC as to the future financial performance of OBDC. With respect to the OBDE Forecasts, we have been advised by OBDE, and have assumed, with the consent of OBDC, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the external manager of OBDE as to the future financial performance of OBDE and other matters covered thereby. We have relied, at the direction of OBDC, on the assessments of the external managers of OBDC and OBDE as to OBDC’s ability to achieve the Cost Savings and have been advised by OBDC and OBDE, and have assumed, with the consent of OBDC, that the Cost Savings will be realized in the amounts and at the times projected. We have relied, at the direction of OBDC, upon the assessments of the external managers of OBDC as to the potential impact of market, governmental and regulatory trends and developments relation to or affecting OBDC and its business. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of OBDC or OBDE, nor have we made any physical inspection of the properties or assets of OBDC or OBDE. We have not evaluated the solvency or fair value of OBDC or OBDE under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of OBDC, that the Mergers will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Mergers, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on OBDC, OBDE or the contemplated benefits of the Mergers. We have also assumed, at the direction of OBDC, that the final executed Agreement will not differ in any material respect from the Draft Agreement reviewed by us.
We express no view or opinion as to any terms or other aspects or implications of the Mergers (other than the Exchange Ratio to the extent expressly specified herein), including, without limitation, the form or structure of the Mergers, any adjustments to the Exchange Ratio, the form or structure, or financial or other terms, aspects or implications of any related transactions, or any governance or other arrangements, agreements or understandings entered into in connection with or related to the Mergers, any related transactions or otherwise. Our opinion is limited to the fairness, from a financial point of view, to OBDC of the Exchange Ratio provided for in the Mergers and no opinion or view is expressed with respect to any consideration received in connection with the Mergers by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Mergers, or class of such persons, relative to the Exchange Ratio or otherwise. Furthermore, no opinion or view is expressed as to the relative merits of the Mergers in comparison to other strategies or transactions that might be available to OBDC or in which OBDC might engage or as to the underlying business decision of OBDC to proceed with or effect the Mergers. We are not expressing any view or opinion as to what the value of OBDC Common Stock actually will be when issued or the prices at which OBDC Common Stock or OBDE Common Stock will trade at any time, including following announcement or consummation of the Mergers. We are also not expressing any view or opinion with respect to, and we have relied, at the direction of OBDC, upon the assessments of representatives of OBDC regarding legal, regulatory, accounting, tax and similar

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Annex B
matters relating to OBDC or the Mergers, as to which matters we understand that OBDC obtained such advice as it deemed necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Mergers or any other matter.
We have acted as financial advisor to the Special Committee of the Board of Directors of OBDC (the “Special Committee”) in connection with the Mergers and will receive a fee for our services, a portion of which is payable upon the delivery of this opinion and a significant portion of which is contingent upon consummation of the Mergers. In addition, OBDC has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.
We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of OBDC, OBDE and certain of their respective affiliates.
We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to OBDC and have received or in the future may receive compensation for the rendering of these services, including acting as underwriter in a debt capital markets offering, lender for certain term loans and letters of credit, providing treasury products such as checking and other liquidity products.
In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to OBDE and have received or in the future may receive compensation for the rendering of these services, including acting as bookrunner in a direct listing for OBDE and providing certain structured credit trading products.
We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Blue Owl Capital Inc. and certain of its affiliates including Blue Owl Credit Advisors LLC, and have received or in the future may receive compensation for the rendering of these services, including acting as bookrunner for a follow-on equity offering, acting as lead arranger in the extension of a revolving credit facility, acting as placement agent for a private offering of debt securities, providing mergers and acquisitions advisory services, providing deposit, checking, liquidity and other treasury products, interest rate swaps, foreign exchange, structured trading and other markets services, acting as lender on certain commercial loans, securitizations, term loans and providing other credit products. It is understood that this letter is for the benefit and use of the Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the Mergers.
Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of BofA Securities, Inc.

BofA Securities, Inc. member FINRA/SIPC, is a subsidiary of Bank of America Corporation	Page 4 of 5

Annex B
Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Exchange Ratio provided for in the Mergers is fair, from a financial point of view, to OBDC.
Very truly yours,
/s/ BOFA SECURITIES, INC.
BOFA SECURITIES, INC.

BofA Securities, Inc. member FINRA/SIPC, is a subsidiary of Bank of America Corporation	Page 5 of 5

Annex C
August 6, 2024
The Special Committee of Independent Directors of the Board of Directors
The Board of Directors
Blue Owl Capital Corporation III
399 Park Avenue
New York, NY 10022
The Special Committee of Independent Directors of the Board of Directors (the “Committee”) and the Board of Directors (the “Board”) of Blue Owl Capital Corporation III:
You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to the common stockholders of Blue Owl Capital Corporation III (“OBDE”) of the Exchange Ratio (as defined below) in the proposed merger of Cardinal Merger Sub Inc. (“Merger Sub”), a wholly-owned direct consolidated subsidiary of Blue Owl Capital Corporation (“OBDC”), with and into OBDE, with OBDE as the surviving company (such transaction, the “Merger” and, taken together with the immediately following merger of OBDE with and into OBDC (with OBDC as the surviving company) (the “Second Merger”), the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among OBDE, OBDC, Merger Sub, solely for certain limited purposes set forth therein, Blue Owl Diversified Credit Advisors LLC (“OBDE Adviser”), the investment adviser to OBDE, and, solely for certain limited purposes set forth therein, Blue Owl Credit Advisors LLC (“OBDC Adviser”, and together with OBDE Adviser, the “Advisers”), the investment adviser to OBDC. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time, by virtue of the Merger and without any action on the part of OBDE, OBDC or Merger Sub or the holder of any securities of the foregoing, each share of common stock, par value $0.01 per share, of OBDE (“OBDE Common Stock”) issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares (as defined in the Agreement), shall be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of OBDC (“OBDC Common Stock”) calculated as follows: (i) if the quotient of the OBDC Common Stock Price (as defined in the Agreement) and the OBDC Per Share NAV (as defined in the Agreement) is less than or equal to 100%, then such number of shares of OBDC Common Stock for each share of OBDE Common Stock shall be the quotient (rounded to the fourth nearest decimal) of (A) the OBDE Per Share NAV (as defined in the Agreement), and (B) the OBDC Per Share NAV, (ii) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 100% but less than or equal to 104.50%, then such number of shares of OBDC Common Stock for each share of OBDE Common Stock shall be the quotient (rounded to the fourth nearest decimal) of (A) the product of (I) the OBDE Per Share NAV and (II) the sum of (X) 1.00 and (Y) 50% of the difference between (a) the quotient of (x) the OBDC Common Stock Price and (y) the OBDC Per Share NAV and (b) 1.00 and (B) the OBDC Common Stock Price; or (iii) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 104.5%, then such number of shares of OBDC Common Stock for each share of OBDE Common Stock shall be the quotient (rounded to the fourth nearest decimal) of (A) the product of (I) the OBDE Per Share NAV and (II) 102.25% and (B) the OBDC Common Stock Price. At the direction of OBDE and with the consent of the Committee, we have assumed, without independent verification, for purposes of our analyses and this opinion, that the OBDE Per Share NAV and the OBDC Per Share NAV will be $15.26 and $15.62, respectively, and that, based on the foregoing and if the OBDC Common Stock Price were equal to the closing price per share of OBDC Common Stock on August 2, 2024 and less than the OBDC Per Share NAV, the exchange ratio in the Merger of shares of OBDC Common Stock for each share of OBDE Common Stock will be 0.9770x (the “Exchange Ratio”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
In addition, representatives of OBDE have advised us that, prior to the consummation of the Transaction, OBDE will declare and pay a special cash dividend to its stockholders (the “Special Dividend”). At the direction of OBDE and with the consent of the Committee, we have given effect to the occurrence of the Special Dividend for purposes of certain of our analyses.
Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of Independent Directors of the Board of Directors
The Board of Directors – Blue Owl Capital Corporation III
August 6, 2024

KBW has acted as financial advisor to the Committee and not as an advisor to or agent of any other person in connection with the Transaction. As part of our investment banking business, we are regularly engaged in the valuation of business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. We and our affiliates, in the ordinary course of our and their broker-dealer businesses (and further to existing sales and trading relationship between an affiliate of OBDE, OBDC and the Advisers and a KBW broker-dealer affiliate), may from time to time purchase securities from, and sell securities to, OBDE, OBDC, OBDE Adviser, OBDC Adviser and their affiliates. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of OBDE or OBDC for our and their own respective accounts and for the accounts of our and their respective customers and clients. A commercial bank affiliate of KBW is also a lender to OBDC and an affiliate of OBDE, OBDC and the Advisers under existing revolving credit facilities. We have acted exclusively for the Committee in rendering this opinion and will receive a fee from OBDE for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Merger. In addition, OBDE has agreed to indemnify us for certain liabilities arising out of our engagement.
In addition to this present engagement, in the past two years, KBW has provided investment banking and financial advisory services to OBDE and received compensation for such services. KBW acted as co-advisor to OBDE in connection with its January 2024 listing on the New York Stock Exchange. In the past two years, KBW has provided investment banking and financial advisory services to OBDC and received compensation for such services. KBW acted as co-manager in OBDC’s January 2024 offering of notes. In the past two years, KBW has not provided investment banking or financial advisory services to OBDE Adviser or OBDC Adviser. We may in the future provide investment banking and financial advisory services to OBDE, OBDC, OBDE Adviser or OBDC Adviser and receive compensation for such services.
In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of OBDE and OBDC and bearing upon the Transaction, including among other things, the following: (i) a draft of the Agreement dated August 1, 2024 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of OBDE; (iii) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of OBDE; (iv) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of OBDC; (v) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of OBDC; (vi) certain other interim reports and other communications of OBDE and OBDC to their respective stockholders; and (vii) other financial information concerning the respective businesses and operations of OBDE and OBDC furnished to us by OBDE and OBDC or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of OBDE and OBDC; (ii) the assets and liabilities of OBDE and OBDC; (iii) the nature and terms of certain other merger transactions and business combinations in the BDC industry; (iv) a comparison of certain financial and stock market information for OBDE and OBDC with similar information for certain other companies, the securities of which are publicly traded; (v) financial and operating forecasts and projections of OBDE and OBDC (both on a standalone and pro forma combined basis) that were prepared by the management of the Advisers, that were provided to us by the Advisers and discussed with us by the Advisers’ management, and that were used and relied upon by us based on such discussions, at the direction of OBDE and with the consent of the Committee; and (vi) estimates regarding certain pro forma financial effects of the Transaction (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Transaction) that were prepared by the Advisers’ management, provided to us by the Advisers and discussed with us by the Advisers’ management, and used and relied upon by us based on such discussion, at the direction of OBDE and with the consent of the Committee. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other
Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of Independent Directors of the Board of Directors
The Board of Directors – Blue Owl Capital Corporation III
August 6, 2024

transactions, as well as our experience in securities valuation and knowledge of the BDC industry generally. We have also participated in discussions with the Advisers’ management regarding the past and current business operations, regulatory relations, financial condition and future prospects of OBDE and OBDC and such other matters as we have deemed relevant to our inquiry. We have not been requested to assist, and have not assisted, the Committee and OBDE with soliciting indications of interest from third parties regarding a potential transaction with OBDE.
In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied, with the consent of OBDE and the Committee, upon the management of the Advisers as to the reasonableness and achievability of the financial and operating forecasts and projections of OBDE and OBDC and the estimates regarding certain pro forma financial effects of the Transaction (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Transaction), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information has been reasonably prepared and represents the best currently available estimates and judgments of the Advisers’ management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated by such management.
It is understood that the foregoing financial information of OBDE and OBDC that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof. We have assumed, based on discussions with the Advisers’ management, and with the consent of OBDE and the Committee, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor.
We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either OBDE or OBDC since the date of the last financial statements of each such entity that were made available to us. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of OBDE or OBDC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of OBDE or OBDC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. We express no view as to the value of any investment asset owned by OBDE or OBDC that is used in connection with the net asset value computations made by OBDE or OBDC or the valuation policies and procedures of OBDE or OBDC in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.
We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions (including the Special Dividend) will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Exchange Ratio assumed for purposes of our opinion and with no other consideration or payments in respect of OBDE Common Stock; (ii)
Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of Independent Directors of the Board of Directors
The Board of Directors – Blue Owl Capital Corporation III
August 6, 2024

that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transactions and that all conditions to the completion of the Transaction and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of OBDE, OBDC or the pro forma entity, or the contemplated benefits of the Transaction, including without limitation the cost savings and operating synergies expected to result or be derived from the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of OBDE that OBDE has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to OBDE, OBDC, Merger Sub, the Transaction and any related transaction and the Agreement. KBW has not provided advice with respect to any such matters.
This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Exchange Ratio in the Transaction to the holders of OBDE Common Stock. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction (including the Special Dividend and the termination of the investment advisory agreement between OBDE and OBDE Adviser and the OBDE Administration Agreement (as defined in the Agreement)), including without limitation, the form or structure of the Transaction or any such related transaction, any consequences of the Transaction or any related transaction to OBDE, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any changes to the OBDE Per Share NAV, the OBDC Per Share NAV or the OBDC Common Stock Price after the date hereof from the respective amounts thereof that we have assumed for purposes of our analyses and this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of OBDE to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by OBDE, the Committee or the Board, (iii) the fairness of the amount or nature of any compensation to any of OBDE’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of OBDE Common Stock, (iv) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of OBDE (other than the holders of OBDE Common Stock, solely with respect to the Exchange Ratio (as described herein) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of OBDC or any other party to any transaction contemplated by the Agreement, (v) any fees payable by OBDE to OBDE Adviser for investment advisory and management services, (vi) the disparate exchange ratio calculations provided for in the Agreement, whether the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV will actually be less than or equal to 100% or what the actual number of shares of OBDC Common Stock to be received in the Merger for each share of OBDE Common Stock will be; (vii) the actual value of OBDC Common Stock to be issued in connection with the Merger, (viii) the prices, trading range or volume at which OBDE Common Stock or OBDC Common Stock will trade following the
Keefe, Bruyette & Woods, A Stifel Company

The Special Committee of Independent Directors of the Board of Directors
The Board of Directors – Blue Owl Capital Corporation III
August 6, 2024

public announcement of the Transaction or the prices, trading range or volume at which OBDC Common Stock will trade following the consummation of the Transaction, (x) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (xi) any legal, regulatory, accounting, tax or similar matters relating to OBDE, OBDC, Merger Sub, any of their respective stockholders, or relating to or arising out of or as a consequence of the Transaction or any other related transaction, including whether or not the Transaction will qualify as a tax-free reorganization for United States federal income tax purposes.
This opinion is for the information of, and is directed to, the Committee (in its capacity as such) and, as requested by the Committee, the Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Committee or the Board as to how it should vote on the Transaction, or to any holder of OBDE Common Stock or any stockholder of any other entity as to how to vote or act in connection with the Transaction or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a stockholders’, affiliates’ or other agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.
This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Merger is fair, from a financial point of view, to the holders of OBDE Common Stock.

Very truly yours,

/s/ Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.
Keefe, Bruyette & Woods, A Stifel Company

ANNEX D: FORM OF NEW OBDC INVESTMENT ADVISORY AGREEMENT
~~THIRD~~FOURTH AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
BETWEEN
BLUE OWL ~~ROCK~~ CAPITAL CORPORATION
AND
BLUE OWL ~~ROCK CAPITAL~~CREDIT ADVISORS LLC
This ~~Third~~Fourth Amended and Restated Investment Advisory Agreement (the “Agreement”) is made as of ~~May 18~~[ ● ], ~~2021~~2025, by and between Blue Owl ~~Rock~~ Capital Corporation, a Maryland corporation (the “Company”), and Blue Owl ~~Rock Capital~~Credit Advisors LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Company is a closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “Investment Company Act”);
WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940 (the “Advisers Act”);
WHEREAS, the Company and the Adviser entered into the investment advisory agreement dated March 1, 2016 ~~(the “Original Agreement”)~~, which was amended and restated pursuant to the First Amended and Restated Investment Advisory Agreement, dated February 27, 2019 ~~(the “First A&R Agreement”), and~~, which was further amended and restated pursuant to the Second Amended and Restated Investment Advisory Agreement, dated March 31, 2020 ~~(the “Second~~, which was further amended and restated pursuant to the Third Amended and Restated Investment Advisory Agreement, dated May 18, 2021 (the “Third A&R Agreement”); and
WHEREAS, ~~as a result of the change of control of the Adviser that will result from the transaction (the “Transaction”) pursuant to which Owl Rock Capital Group, LLC, the parent of the Adviser, and Dyal Capital Partners will merge to form Blue Owl Capital, Inc. and termination of the Second A&R Agreement,~~ the Company and the Adviser desire to amend and restate the ~~Second~~Third A&R Agreement in its entirety to set forth terms and conditions for the continued provision by the Adviser of investment advisory services to the Company.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1)Duties of the Adviser
a)The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, (x) in accordance with the investment objective, policies and restrictions that are set forth in the Company’s ~~registration statement on Form 10 (as amended from time to time, the “Registration Statement”) to be filed~~filings with the Securities and Exchange Commission ~~(the “SEC”), and prior to the date on which the SEC declares the Company’s Registration Statement effective, in accordance with the investment objective, policies and restrictions that are set forth in the Company’s confidential private placement memorandum dated February 23, 2016 and as amended from time to time~~; (y) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws as the same shall be amended from time to time; and (z) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement: (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify/source, research, evaluate and negotiate the structure of the investments made by the Company; (iii) close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) use reasonable endeavors to ensure that the Company’s investments consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness; (vi) perform due diligence on prospective portfolio companies; and (vii) provide the Company with such other investment advisory, research, and related services as the Company may, from time to time, reasonably require for the investment of its funds, including providing operating and managerial assistance to the Company and its portfolio companies as required. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).
b)The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.
c)The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.
d)The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.
e)The Adviser shall be primarily responsible for the execution of any trades in securities in the Company’s portfolio and the Company’s allocation of brokerage commissions.
~~f)Following a continuous public offering through the independent broker-dealer network (a “Non-Listed Offering”) and prior to such time as the Company’s common stock is listed on a national securities exchange (an “Exchange Listing”), the Adviser shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Company’s stockholders pursuant to this Agreement, any registration statement filed with the SEC and applicable federal and state law.~~
f)~~g)~~ The Adviser has a fiduciary responsibility and duty to the Company and the Company’s stockholders for the safekeeping and use of all the funds and assets of the Company, whether or not in the Adviser’s immediate possession or control. ~~Following a Non-Listed Offering and prior to an Exchange Listing, the Adviser (i) shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Company and (ii) may not contract away the fiduciary obligation owed to the Company and the Company’s stockholders under common law.~~
~~h)Following a Non-Listed Offering and prior to an Exchange Listing, the provisions set forth in “Annex A —IV. Conflicts of Interest” shall apply.~~
2)Company’s Responsibilities and Expenses Payable by the Company
Except as otherwise provided herein or in the Amended and Restated Administration Agreement (the “Administration Agreement”), dated May 18, 2021, between the Company and the Adviser (the Adviser, in its capacity as the administrator, the “Administrator”), the Adviser shall be solely responsible for the compensation of its investment professionals and employees and all overhead expenses of the Adviser (including rent, office equipment and utilities). The Company will bear all other costs and expenses of its operations, administration and transactions, including (without limitation): the cost of its organization and any offerings; the cost of calculating its net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of the Common Stock and other securities; fees and expenses payable under any dealer manager agreements, if any; debt service and other costs of borrowings or other financing arrangements; costs of hedging; expenses, including travel expense, incurred by the Adviser, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing the Company’s rights; transfer agent and custodial fees; fees and expenses associated with marketing efforts; federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies; federal, state and local taxes; independent directors’ fees and expenses including certain travel expenses; costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to stockholders (including printing and mailing costs), the costs of any stockholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; fees and expenses associated with independent audits, outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under the Advisers Act and applicable federal and state securities laws. Notwithstanding anything to the contrary contained herein, the Company shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company). For the avoidance of doubt, the Adviser shall be solely responsible for any placement or “finder’s” fees payable to placement agents engaged by the Company or its affiliates in connection with the offering of securities by the Company.
~~In addition to the compensation paid to the Adviser pursuant to Section 3, following a Non-Listed Offering and prior to an Exchange Listing the provisions set forth in “Annex A —I. Company’s Responsibilities and Expenses Payable by the Company” shall apply.~~
3)Compensation of the Adviser
The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
~~a)~~For services rendered under this Agreement, the Management Fee will be payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management fee shall be calculated ~~as follows:~~
~~i)~~at an annual rate of (~~Prior to an Exchange Listing, the Management Fee shall be calculated at an annual rate of 0.75% of (i) the average of the Company’s gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters and (ii) the average of any remaining undrawn capital commitments at the end of the two most recently completed calendar quarters.~~
~~ii)Following an Exchange Listing, the Management Fee shall be calculated at an annual rate of (~~x) 1.50% of the average of the Company’s gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the Investment Company Act, and (y) 1.00% of the average of the Company’s gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the Investment Company Act, in each case at the end of the two most recently completed calendar quarters.
b)~~Prior to an Exchange Listing, the Adviser will not be entitled to an Incentive Fee. Following an Exchange Listing, the~~The Incentive Fee shall consist of two parts, as follows:
i)One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter ~~commencing with the first calendar quarter following an Exchange Listing~~. For this purpose, pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses ~~or~~, unrealized capital appreciation or depreciation, or any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.5% per calendar quarter (6% annualized). The Company’s net investment income used to calculate this part of the Incentive Fee is also included in the amount of its gross assets used to calculate the Management Fee.
The Company will pay the Adviser an Incentive Fee with respect to the Company’s pre-Incentive Fee net investment income in each calendar quarter as follows:
•With the exception of the Capital Gains Incentive Fee (as defined and discussed in greater detail below), no Incentive Fee is payable to the Adviser ~~prior to an Exchange Listing or~~ in any calendar quarter in which the Company’s pre-Incentive Fee net investment income does not exceed the hurdle rate of 1.5% for such calendar quarter.
•100% of the Company’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate is payable to the Adviser until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter. The Company refers to this portion of the Company’s Pre-Incentive Fee net investment income as the “catch-up.”
•Once the hurdle is reached and the catch-up is achieved, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter is payable to the Adviser.
ii)The second part of the Incentive Fee (the “Capital Gains Incentive Fee”) will be determined and payable in arrears as of the end of each calendar year of the Company (or upon termination of this Agreement as set forth below), and will equal 17.5% of the Company’s realized capital gains, if any, on a cumulative basis from the date on which the ~~Exchange Listing becomes~~listing of the Company’s common stock on a national securities exchange became effective (the “Listing Date”) to the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the Listing Date through the end of each calendar year, minus the aggregate amount of any previously paid Capital Gains Incentive Fees for prior periods; provided, however, that the calculation of realized capital gains, realized capital losses, and unrealized capital depreciation shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Listing Date for all of the Company’s investments made prior to the Listing Date will be equal to the fair market value of such investments as of the last day of the calendar quarter in which the Listing Date ~~occurs~~occurred; provided, however, that in no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.
iii)Examples of the quarterly incentive fee calculation are attached hereto as Annex ~~B~~A. Such examples are included for illustrative purposes only and are not considered part of this Agreement.
4)Covenants of the Adviser
The Adviser agrees that it will remain registered as an investment adviser under the Advisers Act so long as the Company maintains its election to be regulated as a BDC under the Investment Company Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments. ~~In addition, following a Non-Listed Offering and prior to an Exchange Listing, the Adviser shall comply with the covenants set forth in “Annex A —II. Covenants of the Adviser.”~~
5)Excess Brokerage Commissions
The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company. ~~Notwithstanding anything herein to the contrary, following a Non-Listed Offering and prior to an Exchange Listing, the provisions set forth in “Annex A —III. Excess Brokerage Commissions” shall apply.~~
6)Investment Team
The Adviser shall manage the Company’s portfolio through a team of investment professionals (the “Investment Team”) dedicated primarily to the Company’s business, in cooperation with the Company’s Chief Executive Officer. The Investment Team shall be comprised of senior personnel of the Adviser, supported by and with access to the investment professionals, analytical capabilities and support personnel of the Company.
7)Limitations on the Employment of the Adviser
The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements as set forth herein. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.
8)Responsibility of Dual Directors, Officers and/or Employees
If any person who is a manager, partner, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.
9)Limitation of Liability of the Adviser; Indemnification
The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member and the Administrator each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). ~~Notwithstanding this Section 9 to the contrary, following a Non-Listed Offering and prior to an Exchange Listing, the provisions set forth in “Annex A —V. Limitation of Liability of the Adviser; Indemnification” shall apply.~~
10)Effectiveness, Duration and Termination of Agreement
a)This Agreement shall become effective ~~upon consummation of the Transaction~~as of the date first set forth above (the “Effective Date”). This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the Adviser~~; provided, however, that following a Non-Listed Offering and prior to an Exchange Listing, the Adviser may only terminate this agreement upon not more than 120 days’ written notice~~. The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration, and Section 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.
b)This Agreement shall continue in effect for two years from the ~~consummation of the Transaction, or to the extent consistent with the requirements of the Investment Company Act, from the date of the Company’s election to be regulated as a BDC under the Investment Company Act~~Effective Date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.
c)This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).
~~d)Following a Non-Listed Offering and prior to an Exchange Listing the provisions set forth in “Annex A —VI. Effectiveness, Duration and Termination of Agreement” shall apply.~~
11)Notices
Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
12)Amendments
This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.
13)Entire Agreement; Governing Law
This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of Delaware and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.
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***

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

BLUE OWL ~~ROCK~~ CAPITAL CORPORATION

By:
	Name:	~~Alan Kirshenbaum~~Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer

BLUE OWL ~~ROCK CAPITAL~~CREDIT ADVISORS LLC

By:
	Name:	Alan Kirshenbaum
	Title:	Chief Operating Officer and Chief Financial Officer

Annex A
~~Additional Provisions~~
~~I.Company’s Responsibilities and Expenses Payable by the Company. In addition to the compensation paid to the Adviser pursuant to Section 3 of the Agreement, following a Non-Listed Offering the Company shall reimburse the Adviser for all expenses of the Company incurred by the Adviser as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Adviser. Following a Non-Listed Offering the Adviser may be reimbursed for the administrative services performed by it on behalf of the Company pursuant to any separate administration or co-administration agreement with the Adviser; provided, however, such reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other methods conforming with generally accepted accounting principles. No such reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from such allowable reimbursement shall be:~~
~~a.rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and~~
~~b.salaries, fringe benefits, travel expenses and other administrative items incurred by or allocated to any Controlling Person of the Adviser. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser, or a person having the power to direct or cause the direction of the Adviser, whether through the ownership of voting securities, by contract or otherwise.~~
~~II.Covenants of the Adviser. Following a Non-Listed Offering and prior to an Exchange Listing:~~
~~a.The Adviser shall prepare or shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, a copy of the Company’s Annual Report on Form 10-K, filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to each stockholder as of a record date after the end of the fiscal year within 120 days after the end of the fiscal year to which it relates that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) a report of the material activities of the Company during the period covered by the report; (iii) where forecasts have been provided to the Company’s stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to Company’s stockholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds. Such Annual Report on Form 10-K must also contain a breakdown of the costs reimbursed to the Adviser. The Company shall take reasonable steps to assure that: (v) within the scope of the annual audit of the Company’s financial statements, the independent certified public accountants preparing such Annual Report on Form 10-K will issue a special report on the allocation of such costs to the Company in accordance with this Agreement; (w) the special report shall be in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports; (x) the additional costs of such special report will be itemized and may be reimbursed to the Adviser by the Company in accordance with this Section II(a) only to the extent that such reimbursement, when added to the cost for administrative services rendered, does not exceed the competitive rate for such services as determined above; (y) the special report shall at minimum provide a review of the time records of individual employees, the costs of whose services were reimbursed and the specific nature of the work performed by each such employee; and (z) the prospectus, prospectus supplement or periodic report as filed with the SEC shall disclose in tabular form an itemized estimate of such proposed expenses for~~

~~the next fiscal year together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser and subject to the Omnibus Guidelines published by the North American Securities Administrators Association on May 7, 2007.~~
~~b.The Adviser shall prepare or shall cause to be prepared and mailed or delivered to each Company stockholder within 60 days after the end of each fiscal quarter of the Company a Quarterly Report on Form 10-Q filed by the Company under the Exchange Act.~~
~~c.The Adviser shall prepare or shall cause to be prepared and mailed or delivered within 75 days after the end of each calendar year of the Company to each person who was at any time during such calendar year a Company stockholder all information pertaining to such stockholder’s investment in the Company necessary for the preparation of such person’s federal income tax return.~~
~~d.The Adviser shall, upon written request of any State Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section II to such State Administrator.~~
~~e.In performing its duties hereunder, the Adviser shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but not for the payment of fees payable to the Adviser described in Section 3 of the Agreement)by causing the Company to retain a reasonable percentage of proceeds from offerings and revenues.~~
~~f.From time to time and not less than quarterly, the Company shall cause the Adviser to review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board, distribute pro rata to the Company’s stockholders funds which the Board deems unnecessary to retain in the Company. In no event shall funds be advanced or borrowed solely for the purpose of such cash distributions. Any cash distributions to the Adviser shall be made only in conjunction with distributions to stockholders and as a result of any shares held by the Adviser. All such cash distributions shall be made only out of funds legally available therefor pursuant to the Maryland General Corporation Law, as amended from time to time.~~
~~g.The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Company of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto pursuant to Section 1 of the Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Company securities not committed for investment within the later of two years from the date of effectiveness of the registration statement relating to the Non-Listed Offering or one year from termination of the Non-Listed Offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the stockholders of the Company as a return of capital without deduction of Front End Fees.~~
~~III.Excess Brokerage Commissions. Notwithstanding anything herein to the contrary, following a Non-Listed Offering and prior to an Exchange Listing:~~
~~a.All Front End Fees (as defined in the Company’s charter) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering and sale of the Company’s shares, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred Organizational and Offering Expenses (as defined in the Company’s charter), including any interest thereon, if any, will be included within this 18% limitation.~~
~~b.The Adviser shall cause the Company to commit at least 82% of the gross proceeds of any offering and sale of the Company’s shares towards the investment or reinvestment of assets and reserves as set forth in Section II(e) of this Annex A on behalf of the Company. The remaining proceeds may be used to pay Front End~~

~~IV.Conflicts of Interest. Following a Non-Listed Offering:~~
~~a.The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Company.~~
~~b.The Adviser shall not receive or accept any rebate or give-ups or similar arrangement that is prohibited under applicable federal or state securities laws. The Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any Person engaged to sell shares of the Company’s stock or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Company’s common stock.~~
~~c.The Adviser covenants that it shall not permit or cause to be permitted the Company’s funds from being commingled with the funds of any other entity. However, nothing in this subsection shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.~~
~~V.Limitation of Liability of the Adviser; Indemnification.~~
~~a.Following a Non-Listed Offering and prior to an Exchange Listing, the Company shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by the an Indemnified Party, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~
~~i.the Indemnified Party has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company;~~
~~ii.the Indemnified Party was acting on behalf of or performing services for the Company;~~
~~iii.such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Articles of Incorporation) of the Adviser, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a director of the Company who is not also an officer of the Company or the Adviser or an Affiliate of the Adviser; and~~
~~iv.such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from the Company stockholders.~~
~~Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or statesecurities laws by such party unless one or more of the following conditions are met:~~
~~i.there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;~~
~~ii.such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or~~
~~iii.a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which shares of stock of the Company were offered or sold as to indemnification for violations of securities laws.~~

~~b.Following a Non-Listed Offering and prior to an Exchange Listing, the Company may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:~~
~~i.the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;~~
~~ii.the Indemnified Party provides the Company with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;~~
~~iii.the legal proceeding was initiated by a third party who is not a Company stockholder, or, if by a Company stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and~~
~~iv.the Indemnified Party provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.~~
~~Effectiveness, Duration and Termination of Agreement. Following a Non-Listed Offering and prior to an Exchange Listing, without the approval of holders of a majority of the shares entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Company’s assets other thanin the ordinary course of the Company’s business; or (v) cause the merger or other reorganization of the Company. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Company may terminate the Adviser’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Company. If Company Fund and the Adviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Company. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Company.~~

~~Annex B~~
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Related Portion of Incentive ~~Fee1,2~~Fee1:
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.00%
Hurdle ~~rate3~~rate2 = 1.50%
Management ~~fee4~~fee3 = 0.38%
Other expenses (legal, accounting, custodian, transfer agent, etc.)~~5~~4 = 0.20%
Pre-Incentive Fee net investment income
(investment income - (management fee + other expenses)) = 1.42%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no Incentive Fee.
Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.25%
Hurdle ~~rate3~~rate2 = 1.50%
Management ~~fee4~~fee3 = 0.38%
Other expenses (legal, accounting, custodian, transfer agent, etc.)54 = 0.20%
Pre-Incentive Fee net investment income
(investment income - (management fee + other expenses)) = 1.67%
Incentive Fee = 100% × pre-Incentive Fee net investment income, subject to the “catch-up”~~6~~5
= 100% × (1.67% - 1.5%)
= 0.17%
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.50%
Hurdle ~~rate3~~rate2 = 1.50%
Management ~~fee4~~fee3 = 0.38%
Other expenses (legal, accounting, custodian, transfer agent, etc.)~~5~~4 = 0.20%
Pre-Incentive Fee net investment income
(investment income - (management fee + other expenses)) = 1.92%
Incentive Fee = 17.50% × pre-Incentive Fee net investment income, subject to “catch-up”~~6~~5
Incentive Fee = 100% × “catch-up” + (17.50% × (pre-Incentive Fee net investment income -1.875%))
Catch-up = 1.82% - 1.50% = 0.32%
Incentive Fee = (100% × 0.32%) + (17.50% × (1.92% - 1.82%))
= 0.32% + (17.50% × 0.92%)
= 0.32% + 0.02%
= 0.34%
~~1This example assumes that an Exchange Listing has occurred.~~
~~2~~1 The hypothetical amount of pre-Incentive Fee net investment income shown is based on a percentage of total net assets.
~~3~~2 Represents 6.0% annualized hurdle rate.
~~4~~3 Represents 1.50% annualized management fee.
~~5~~4 Excludes organizational and offering expenses.

~~6~~5 The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 17.50% on all of the Company’s pre-Incentive Fee net investment income as if a hurdle rate did not apply. The “catch-up” portion of the Company’s pre-Incentive Fee net investment income is the portion that exceeds the 1.5% hurdle rate but is less than or equal to 1.82% in any quarter.
Example 2: Capital Gains Portion of Incentive Fee:
Assumptions
i)Year 1: The Listing Date is the last day of the first calendar quarter. Prior to the last day of the first calendar quarter the Company has made an investment in Company A (“Investment A”), an investment in Company B (“Investment B”), an investment in Company C (“Investment C”), an investment in Company D (“Investment D”) and an investment in Company E (“Investment E”). On the last day of the first calendar quarter the fair market value (“FMV”) of each of Investment A, Investment B, Investment C, Investment D and Investment E is $10 million. For purposes of calculating the Capital Gains Incentive Fee, the cost basis of each of Investment A, Investment B, Investment C, Investment D and Investment E is considered to be its FMV as of the last day of the first calendar quarter; provided, however, that in no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.
•Year 2: Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.
•Year 3: FMV of Investment of B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.
•Year 4: $10 million investment made in Company F (“Investment F”), Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.
•Year 5: Investment C sold for $20 million, FMV of Investment B determined to be $14 million, FMV of Investment E determined to be $10 million and FMV of Investment F determined to $12 million.
•Year 6: Investment B sold for $16 million, FMV of Investment E determined to be $8 million and FMV of Investment F determined to be $15 million.
•Year 7: Investment E sold for $8 million and FMV of Investment F determined to be $17 million.
•Year 8: Investment F sold for $18 million.

These assumptions are summarized in the following chart:

	Investment A	Investment B	Investment C	Investment D	Investment E	Investment F	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million (FMV/cost basis)	$10 million	$10 million	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	—	$2 million	—	$10 million
Year 3	—	$8 million FMV	$14 million FMV	$14 million FMV	$16 million FMV	—	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sale price)	$14 million FMV	$10 million (cost basis)	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	$12 million FMV	—	—	$22 million
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$15 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	$17 million FMV	—	$2 million	$28 million
Year 8	—	—	—	—	—	$18 million (sale price)	—	$2 million	$36 million
The capital gains portion of the Incentive Fee would be:
•Year 1: None
•Year 2:
Capital Gains Incentive Fee = 17.50% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.40 million
•Year 3:
Capital Gains Incentive Fee = 17.50% multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.40 million cumulative Capital Gains Incentive Fee previously paid = $1.40 million less $1.40 million = $0.00
•Year 4:
Capital Gains Incentive Fee = (17.50% multiplied by ($12 million cumulative realized capital gains)) less $1.40 million cumulative Capital Incentive Gains Fee previously paid = $2.10 million less $1.40 million = $0.70 million
•Year 5:
Capital Gains Incentive Fee = (17.50% multiplied by ($22 million cumulative realized capital gains)) less $2.10 million cumulative Capital Gains Incentive Fee previously paid = $3.85 million less $2.10 million = $1.75 million
•Year 6:
Capital Gains Incentive Fee = (17.50% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $3.85 million cumulative Capital Gains Incentive Fee previously paid = $4.55 million less $3.85 million = $0.70 million
•Year 7:
Capital Gains Incentive Fee = (17.50% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Incentive Fee previously paid = $4.55 million less $4.55 million = $0.00
•Year 8:
Capital Gains Incentive Fee = (17.50% multiplied by ($36 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Incentive Fee previously paid = $5.95 million less $4.55 million = $1.40 million

PART C
Other Information
Item 15. Indemnification
Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act of 1933, as amended (the “Securities Act”). The certificate of incorporation and bylaws of Blue Owl Capital Corporation (“OBDC”) provide that OBDC shall indemnify its directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, OBDC is not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.
So long as OBDC is regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission (the “SEC”) thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.
Blue Owl Credit Advisors LLC and its affiliates (each, an “Indemnitee”) are not liable to OBDC for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in OBDC best interests absent such Indemnitee’s gross negligence, bad faith, reckless disregard or willful malfeasance or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of OBDC who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.
OBDC will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. OBDC may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of OBDC pursuant to the foregoing provisions, or otherwise, OBDC has been advised that in the opinion of the SEC such indemnification is against public policy as expressed Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by OBDC of expenses incurred or paid by a director, officer or controlling person of OBDC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, OBDC will, unless in the opinion of OBDC’s counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by OBDC is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits

(1)(a)	Articles of Amendment and Restatement, dated March 1, 2016, as amended June 22, 2023 (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 9, 2023).
(1)(b)	Articles of Amendment, dated August 12, 2024 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on August 13, 2024).

(2)	Amended and Restated Bylaws, dated July 6, 2023 (incorporated by reference to Exhibit 3.2 to the Company's Current Report on Form 8-K, filed on June 22, 2023).

(3)	Not Applicable.

(4)
Agreement and Plan of Merger among Blue Owl Capital Corporation, Blue Owl Capital Corporation III, Cardinal Merger Sub Inc., Blue Owl Credit Advisors LLC and Blue Owl Diversified Credit Advisors LLC (for the limited purposes set forth therein), dated as of August 7, 2024 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on August 7, 2024).

(5)(a)	Form of Subscription Agreement (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 10 filed on March 3, 2016).

(5)(b)
Indenture, dated April 10, 2019, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on September 20, 2019).

(5)(c)
Form of First Supplemental Indenture between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee, including the form of global note attached thereto (incorporated by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 4 to the Company’s Registration Statement on Form N-2 (File No. 333-225373) filed on April 3, 2019).

(5)(d)	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit (d)(4) to the Company’s Registration Statement on Form N-2 (File No. 333-280593), filed on June 28, 2024).

(5)(e)
Second Supplemental Indenture, dated as of October 8, 2019, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on October 8, 2019).

(5)(f)
Form of 4.000% Notes due 2025 (incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on October 8, 2019).

(5)(g)
Third Supplemental Indenture, dated as of January 22, 2020, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit (d)(7) to the Post-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on January 22, 2020).

(5)(h)	Form of 3.750% Notes due 2025 (incorporated by reference to Exhibit (d)(8) to the Company’s Registration Statement on Form N-2 (File No. 333-280593), filed on June 28, 2024).

(5)(i)
Fourth Supplemental Indenture, dated as of July 23, 2020 between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on July 23, 2020).

(5)(j)	Form of 4.250% Notes due 2026 (incorporated by reference to Exhibit 4.3 of the Company’s current report on Form 8-K filed on July 23, 2020).

(5)(k)
Fifth Supplemental Indenture, dated as of December 8, 2020, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on December 8, 2020).

(5)(l)	Form of 3.400% Notes due 2026 (incorporated by reference to Exhibit 4.3 of the Company’s current report on Form 8-K filed on December 8, 2020).

(5)(m)
Sixth Supplemental Indenture, dated as of April 26, 2021, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on April 26, 2021).

(5)(n)	Form of 2.625% Notes due 2027 (incorporated by reference to Exhibit 4.3 of the Company’s current report on Form 8-K filed on April 26, 2021).

(5)(o)
Seventh Supplemental Indenture, dated as of June 11, 2021, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on June 11, 2021).

(5)(p)	Form of 2.875% Notes due 2028 (incorporated by reference to Exhibit 4.3 of the Company’s current report on Form 8-K filed on June 11, 2021).

(5)(q)
Eighth Supplemental Indenture, dated as of January 22, 2024, between Blue Owl Capital Corporation and Deutsche Bank Trust Company Americas, as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on January 23, 2024).

(5)(r)	Form of 5.950% Notes Due 2029 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on January 23, 2024).

(6)
Third Amended and Restated Investment Advisory Agreement, between Owl Rock Capital Corporation and Owl Rock Capital Advisors, dated May 18, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 20, 2021).

(7)(a)
Form of Underwriting Agreement for Equity Securities (incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on September 20, 2019).

(7)(b)
Form of Underwriting Agreement for Debt Securities (incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on September 20, 2019).

(7)(c)
Underwriting Agreement, dated October 1, 2019, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on October 8, 2019).

(7)(d)
Underwriting Agreement, dated January 14, 2020, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit (h)(4) to the Post-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on January 22, 2020).

(7)(e)
Underwriting Agreement, dated July 16, 2020, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on July 17, 2020).

(7)(f)
Underwriting Agreement, dated December 1, 2020, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on December 3, 2020).

(7)(g)
Underwriting Agreement, dated April 19, 2021, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on April 19, 2021).

(7)(h)
Underwriting Agreement, dated June 4, 2021, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on June 8, 2021).

(7)(i)
Underwriting Agreement, dated August 10, 2021, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters listed in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on August 12, 2021).

(8)	Not Applicable.

(9)
Custody Agreement by and between the Company and State Street Bank and Trust Company dated February 24, 2016 (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10 filed on April 11, 2016).

(10)	Not Applicable.

(11)	Opinion and Consent of Eversheds Sutherland (US) LLP with respect to the legality of shares.*

(12)(a)	Form of Opinion and Consent of Eversheds Sutherland (US) LLP supporting tax matters and consequences to stockholders discussed in the joint proxy statement/prospectus.**

(12)(b)	Form of Opinion and Consent of Stradley Ronon Stevens & Yong supporting tax matters and consequences to stockholders discussed in the joint proxy statement/prospectus.**

(13)(a)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10 filed on April 11, 2016).

(13)(b)
Amended and Restated Administration Agreement between the Company and the Adviser, dated May 18, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 20, 2021).

(13)(c)
License Agreement between the Company and Owl Rock Capital Partners LP, dated March 1, 2016 (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form 10 filed on April 11, 2016).

(13)(d)
Sebago Lake LLC Amended and Restated Limited Liability Company Agreement by and between Owl Rock Capital Corporation and Regents of the University of California, dated June 20, 2017 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on June 22, 2017).

(13)(e)
Credit Agreement dated May 22, 2018, by and among ORCC Financing II LLC, as Borrower, the lenders from time to time parties thereto, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on May 23, 2018).

(13)(f)
Sale and Contribution Agreement dated May 22, 2018, between Owl Rock Capital Corporation, as Seller, and ORCC Financing II LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed on May 23, 2018).

(13)(g)
Amendment to Credit Agreement by and among ORCC Financing II, as Borrower, Various Lenders, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC as Document Custodian, dated as of October 10, 2018 (incorporated by reference to Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q, filed on November 7, 2018).

(13)(h)
Loan Financing and Servicing Agreement, dated as of December 14, 2018, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation, as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on December 19, 2018).

(13)(i)
Sale and Contribution Agreement, dated as of December 14, 2018, by and between Owl Rock Capital Corporation and ORCC Financing III LLC (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed on December 19, 2018).

(13)(j)
Amendment No. 2 to Credit Agreement, dated as of December 20, 2018, by and among ORCC Financing II LLC, as Borrower, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Cortland Capital Market Services LLC, as Document Custodian, and the lenders identified therein (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on December 21, 2018).

(13)(k)
Third Amendment to Revolving Credit Agreement, dated February 1, 2019, between the Company, Wells Fargo, National Association and other lenders party thereto (incorporated by reference to Exhibit 10.13 to the Company’s annual report on Form 10-K filed on February 27, 2019).

(13)(l)
First Amendment to Amended and Restated Limited Liability Operating Company Agreement, dated as of February 27, 2019, between the Company and Regents of the University of California (incorporated by reference to Exhibit 10.14 to the Company’s annual report on Form 10-K filed on February 27, 2019).

(13)(m)
Amendment No. 3 to Credit Agreement, dated as of May 30, 2019, by and among ORCC Financing II LLC, as Borrower, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Cortland Capital Market Services LLC, as Document Custodian, and the lenders identified therein (incorporated by reference to Exhibit 10.44 to the Company’s Form 10-K filed February 19, 2020)

(13)(n)
Indenture and Security Agreement, dated as of May 28, 2019, by and among Owl Rock CLO I, Ltd., as issuer, Owl Rock CLO I, LLC, as co-issuer, and State Street Bank and Trust Company, as collateral trustee (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 31, 2019).

(13)(o)
The Class-A Credit Agreement, dated as of May 28, 2019, by and among Owl Rock CLO I, Ltd., as borrower, Owl Rock CLO I, LLC, as co-borrower, various financial institutions and other persons, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 31, 2019).

(13)(p)
Collateral Management Agreement, dated as of May 28, 2019, between Owl Rock CLO I, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed on May 31, 2019).

(13)(q)
Loan Sale Agreement, dated as of May 28, 2019, between Owl Rock Capital Corporation, as seller and Owl Rock CLO I, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K filed on May 31, 2019).

(13)(r)
Loan Sale Agreement, dated as of May 28, 2019, between ORCC Financing II LLC, as seller and Owl Rock CLO I, Ltd., as purchaser (incorporated by reference to Exhibit 10.5 to the Company’s current report on Form 8-K filed on May 31, 2019).

(13)(s)
Credit Agreement, dated as of August 2, 2019, among ORCC Financing IV LLC, as borrower, the lenders referred to therein, Société Général, as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Cortland Capital Market Services LLC, Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on August 6, 2019).

(13)(t)
Sale and Contribution Agreement, dated as of August 2, 2019, between Owl Rock Capital Corporation, as Seller and ORCC Financing IV LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on August 6, 2019).

(13)(u)
First Amendment to Credit Agreement, dated as of November 22, 2019, among ORCC Financing IV LLC, as borrower, Société Général, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on November 27, 2019).

(13)(v)
Fourth Amendment to Credit Facility, dated as of November 22, 2019, by and among ORCC Financing II LLC, as borrower, Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on November 27, 2019).

(13)(w)
Indenture and Security Agreement, dated as of December 12, 2019, by and among Owl Rock CLO II, Ltd., as issuer, Owl Rock CLO II, LLC, as co-issuer, and State Street Bank and Trust Company, as trustee (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on December 13, 2019).

(13)(x)
Collateral Management Agreement, dated as of December 12, 2019, between Owl Rock CLO II, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on December 13, 2019).

(13)(y)
Loan Sale Agreement, dated as of December 12, 2019, between Owl Rock Capital Corporation, as seller and Owl Rock CLO II, Ltd., as purchaser (incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed on December 13, 2019).

(13)(z)
Loan Sale Agreement, dated as of December 12, 2019, between ORCC Financing III LLC, as seller and Owl Rock CLO II, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K filed on December 13, 2019).

(13)(aa)
Amendment No. 5 to Credit Agreement, dated as of March 17, 2020, by and between ORCC Financing II LLC, as Borrower, Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Cortland Capital Market Services LLC, as Document Custodian, and the Lenders identified therein (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on May 5, 2020).

(13)(bb)
Indenture and Security Agreement, dated as of March 26, 2020, by and between Owl Rock CLO III, Ltd., as Issuer, Owl Rock CLO III, LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.2 to the Company’s quarterly report on Form 10-Q filed on May 5, 2020).

(13)(cc)
Collateral Management Agreement, dated as of March 26, 2020, by and between Owl Rock CLO III, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on May 5, 2020).

(13)(dd)
Loan Sale Agreement, dated as of March 26, 2020, by and between Owl Rock Capital Corporation, as seller, and Owl Rock CLO III, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s quarterly report on Form 10-Q filed on May 5, 2020).

(13)(ee)
Loan Sale Agreement, dated as of March 26, 2020, by and between ORCC Financing IV LLC, as seller, and Owl Rock CLO III, Ltd., as purchaser (incorporated by reference to Exhibit 10.5 to the Company’s quarterly report on Form 10-Q filed on May 5, 2020).

(13)(ff)
Indenture and Security Agreement, dated as of May 28, 2020, by and between Owl Rock CLO IV, Ltd., as Issuer, Owl Rock CLO IV, LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on August 5, 2020).

(13)(gg)
Collateral Management Agreement, dated as of May 28, 2020, by and between Owl Rock CLO IV, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.2 to the Company’s quarterly report on Form 10-Q filed on August 5, 2020).

(13)(hh)
Loan Sale Agreement, dated as of May 28, 2020, between Owl Rock Capital Corporation, as seller, and Owl Rock CLO IV, Ltd., as purchaser (incorporated by reference to Exhibit 10.3 to the Company’s quarterly report on Form 10-Q filed on August 5, 2020).

(13)(ii)
Loan Sale Agreement, dated as of May 28, 2020 by and between ORCC Financing II LLC, as seller, and Owl Rock CLO IV, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s quarterly report on Form 10-Q filed on August 5, 2020).

(13)(jj)
Indenture and Security Agreement, dated as of November 20, 2020, by and between Owl Rock CLO V, Ltd., as Issuer, Owl Rock CLO V, LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.62 to the Company’s annual report on Form 10-K filed on February 23, 2021).

(13)(kk)
Collateral Management Agreement, dated as of November 20, 2020, by and between Owl Rock CLO V, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.63 to the Company’s annual report on Form 10-K filed on February 23, 2021).

(13)(ll)
Loan Sale Agreement, dated as of November 20, 2020, between Owl Rock Capital Corporation, as seller, and Owl Rock CLO V, Ltd., as purchaser (incorporated by reference to Exhibit 10.64 to the Company’s annual report on Form 10-K filed on February 23, 2021).

(13)(mm)
Loan Sale Agreement, dated as of November 20, 2020 by and between ORCC Financing II LLC, as seller, and Owl Rock CLO V, Ltd., as purchaser (incorporated by reference to Exhibit 10.65 to the Company’s annual report on Form 10-K filed on February 23, 2021).

(13)(nn)
Second Amendment to Credit Agreement, dated as of March 15, 2021, among ORCC Financing IV LLC, as borrower, Société Général, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on May 5, 2021).

(13)(oo)
Omnibus Amendment to Transaction Documents, dated as of March 17, 2021, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation, as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q, filed on May 5, 2021).

(13)(pp)
First Supplemental Indenture, dated April 9, 2021, to Indenture and Security Agreement, dated as of December 12, 2019, by and among Owl Rock CLO II, Ltd., as issuer, Owl Rock CLO II, LLC, as co-issuer, and State Street Bank and Trust Company, as trustee (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 4, 2021).

(13)(qq)
Indenture and Security Agreement, dated as of May 5, 2021, by and between Owl Rock CLO VI, Ltd., as Issuer, Owl Rock CLO VI, LLC, as Co-Issuer and St ate Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 5, 2021).

(13)(rr)
Collateral Management Agreement, dated as of May 5, 2021, by and between Owl Rock CLO VI, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 5, 2021).

(13)(ss)
Loan Sale Agreement, dated as of May 5, 2021, between Owl Rock Capital Corporation, as seller, and Owl Rock CLO VI, Ltd., as purchaser (incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed on May 5, 2021).

(13)(tt)
Loan Sale Agreement, dated as of May 5, 2021 by and between ORCC Financing IV LLC, as seller, and Owl Rock CLO VI, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K filed on May 5, 2021).

(13)(uu)
Third Amendment to Credit Agreement, dated as of May 26, 2021, among ORCC Financing IV LLC, as borrower, Société Général, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 28, 2021).

(13)(vv)
Second Amendment to Amended and Restated Limited Liability Company Agreement of Sebago Lake LLC, dated June 30, 2021 by and between Owl Rock Capital Corporation and The Regents of the University of California (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on July 6, 2021).

(13)(ww)
Sixth Amendment to Credit Agreement, dated as of July 8, 2021, by and among ORCC Financing II LLC, as borrower, Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian and the lenders identified therein (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on July 14, 2021).

(13)(xx)
First Supplemental Indenture, dated as of July 9, 2021, among Owl Rock CLO IV, Ltd., as Issuer, Owl Rock CLO IV, LLC, as co-issuer and State Street Bank and Trust Company, as Trustee to the Indenture and Security Agreement, dated as of May 28, 2020, among the Issuer, the Co-Issuer and the Trustee (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on July 14, 2021).

(13)(yy)
Sixth Amendment to Credit Agreement, dated as of July 8, 2021, by and among ORCC Financing II LLC, as borrower, Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian and the lenders identified therein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed July 14, 2021).

(13)(zz)
First Supplemental Indenture, dated as of July 9, 2021, among Owl Rock CLO IV, Ltd., as Issuer, Owl Rock CLO IV, LLC, as co-issuer and State Street Bank and Trust Company, as Trustee to the Indenture and Security Agreement, dated as of May 28, 2020, among the Issuer, the Co-Issuer and the Trustee (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed July 14, 2021).

(13)(aaa)
Third Amendment to Amended and Restated Limited Liability Company Agreement of Sebago Lake LLC, dated August 2, 2021, by and between Owl Rock Capital Corporation and Nationwide Life Insurance Company (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed November 3, 2021)

(13)(bbb)
Amendment No. 2 to the Loan Financing and Servicing Agreement, dated as of December 13, 2021, by and among ORCC Financing III LLC, as borrower, Owl Rock Capital Corporation, as equityholder and services provider, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as facility agent, State Street Bank and Trust Company, as collateral agent, and Alter Domus (US) LLC, as collateral custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on December 15, 2021).

(13)(ccc)
Fourth Amendment to Credit Agreement, dated as of March 11, 2022, among ORCC Financing IV LLC, as borrower, Société Générale, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and custodian, Cortland Capital Market Services LLC, as document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on March 17, 2022).

(13)(ddd)
Amendment No. 7 to Credit Agreement, dated as of March 25, 2022, among ORCC Financing II LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Cortland Capital Market Services LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on March 30, 2022).

(13)(eee)
First Supplemental Indenture, dated as of April 20, 2022, between Owl Rock CLO V, LLC, as Issuer and State Street Bank and Trust Company, as Trustee, to the Indenture and Security Agreement, dated as of November 20, 2020, among Owl Rock CLO V, Ltd., the Issuer, and the Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on April 26, 2022).

(13)(fff)
Amendment No. 3 to the Loan Financing and Servicing Agreement, dated as of May 3, 2022, by and among ORCC Financing III LLC, as borrower, Owl Rock Capital Corporation, as equityholder and services provider, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as facility agent, State Street Bank and Trust Company, as collateral agent, and Alter Domus (US) LLC, as collateral custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 5, 2022).

(13)(ggg)
Indenture and Security Agreement, dated as of July 26, 2022 by and between Owl Rock CLO VII, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 28, 2022).

(13)(hhh)
Collateral Management Agreement, dated as of July 26, 2022, between Owl Rock CLO VII, LLC and Owl Rock Capital Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on July 28, 2022).

(13)(iii)
Loan Sale Agreement, dated as of July 26, 2022, between Owl Rock Capital Corporation, as Seller and Owl Rock CLO VII, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on July 28, 2022).

(13)(jjj)
Loan Sale Agreement, dated as of July 26, 2022, between ORCC Financing IV LLC, as Seller and Owl Rock CLO VII, LLC as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on July 28, 2022).

(13)(kkk)
Class A-L1 Credit Agreement, dated as of July 26, 2022, among Owl Rock CLO VII, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent, State Street Bank and Trust Company as Collateral Trustee and each of the Class A-L1 Lenders party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on July 28, 2022).

(13)(lll)
Class A-L2 Credit Agreement, dated as of July 26, 2022, among Owl Rock CLO VII, LLC as Borrower, the Lenders party thereto and State Street Bank and Trust Company as Loan Agent and as Collateral Trustee (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed on July 28, 2022).

(13)(mmm)
Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 26, 2022, by and among Owl Rock Capital Corporation, the Lenders party thereto and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 30, 2022).

(13)(nnn)
Indenture, dated as of March 9, 2023, by and between Owl Rock CLO X, LLC, as Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on March 13, 2023).

(13)(ooo)
Collateral Management Agreement, dated as of March 9, 2023, between Owl Rock CLO X, LLC and Owl Rock Capital Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on March 13, 2023).

(13)(ppp)
Loan Sale Agreement, dated as of March 9, 2023, between Owl Rock Capital Corporation, as Seller and Owl Rock CLO X, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to he Company's Current Report on Form 8-K filed on March 13, 2023).

(13)(qqq)
Loan Sale Agreement, dated as of March 9, 2023, between ORCC Financing III LLC, as Seller and Owl Rock CLO X, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed on March 13, 2023).

(13)(rrr)
Amendment No. 8 to Credit Agreement, dated as of April 17, 2023, among ORCC Financing II LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Cortland Capital Market Services LLC as Document Custodian (incorporated by reference Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on April 19, 2023).

(13)(sss)
Supplemental Indenture, dated as of June 28, 2023, by and among Owl Rock CLO I, Ltd., as issuer, Owl Rock CLO I, LLC, as co-issuer, and State Street Bank and Trust Company, as collateral trustee (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on June 30, 2023).

(13)(ttt)
License Agreement, dated as of July 6, 2023, between Blue Owl Capital Corporation and Blue Owl Capital Holdings LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 6, 2023).

(13)(uuu)
Second Supplemental Indenture, dated as of July 18, 2023, by and among Owl Rock CLO II, Ltd., as Issuer, Owl Rock CLO II, LLC, as Co-Issuer, and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(13)(vvv)
Supplemental Indenture, dated as of July 18, 2023, by and among Owl Rock CLO III, Ltd., as Issuer, Owl Rock CLO III, LLC, as Co-Issuer, and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(13)(www)
Second Supplemental Indenture, dated as of July 18, 2023, by and among Owl Rock CLO IV, Ltd., as Issuer, Owl Rock CLO IV, LLC, as Co-Issuer, and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(13)(xxx)
Supplemental Indenture, dated as of July 18, 2023, by and among Owl Rock CLO VI, Ltd., as Issuer, Owl Rock CLO VI, LLC, as Co-Issuer, and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on July 19, 2023)

(13)(yyy)
First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 17, 2023, by and among Blue Owl Capital Corporation, the Lenders party thereto and Truist Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on November 21, 2023).

(13)(zzz)
Second Supplemental Indenture, dated as of January 4, 2024, by and between Owl Rock CLO I, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on January 9, 2024).

(13)(aaaa)
Amended and Restated Collateral Management Agreement, dated as of January 4, 2024, by and between Owl Rock CLO I, LLC, as Issuer and Blue Owl Credit Advisors LLC, as Collateral Manager (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on January 9, 2024).

(13)(bbbb)
Amended and Restated Loan Sale Agreement, dated as of January 4, 2024, by and between Blue Owl Capital Corporation, as Seller and Owl Rock CLO I, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on January 9, 2024).

(13)(cccc)
Amended and Restated Loan Sale Agreement, dated as of January 4, 2024, by and between ORCC Financing II LLC, as Seller and Owl Rock CLO I, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on January 9, 2024).

(13)(dddd)
Amended and Restated Class A-LR Credit Agreement, dated as of January 4, 2024, among Owl Rock CLO I, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent and as Collateral Trustee, and each of the Lenders party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on January 9, 2024).

(13)(eeee)
Amendment No. 9 to Credit Agreement, dated as of January 17, 2024, among ORCC Financing II LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Cortland Capital Market Services LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on January 19, 2024).

(13)(ffff)
Second Supplemental Indenture, dated as of April 11, 2024, by and between Owl Rock CLO III, LLC, as Issuer, and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, filed on April 16, 2024).

(13)(gggg)
Amended and Restated Collateral Management Agreement, dated as of April 11, 2024, by and between Owl Rock CLO III, LLC, as Issuer, and Blue Owl Credit Advisors LLC, as Collateral Manager (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, filed on April 16, 2024).

(13)(hhhh)
Amended and Restated Loan Sale Agreement, dated as of April 11, 2024, by and between Blue Owl Capital Corporation, as Seller, and Owl Rock CLO III, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K, filed on April 16, 2024).

14(a)	Consent of KPMG LLP (Blue Owl Capital Corporation).*

14(b)	Consent of KPMG LLP (Blue Owl Capital Corporation III).*
14(c)	Report of KPMG LLP with respect to the “Senior Securities” table (Blue Owl Capital Corporation III).*

(15)	Not Applicable.

(16)	Power of Attorney (Included on signature page hereto).

(17)(a)	Consent of Bank of America Securities.*

(17)(b)	Consent of Keefe, Bruyette and Woods, Inc.*

(17)(c)	Form of Proxy Card of Blue Owl Capital Corporation.**

17(d)	Form of Proxy Card of Blue Owl Capital Corporation III.**

(18)	Filing Fees Table.*
______________
*Filed herewith.
**     To be filed by amendment.
Item 17.    Undertakings.
(1)The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 16th day of August, 2024.

BLUE OWL CAPITAL CORPORATION

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Operating Officer and Chief Financial Officer
POWER OF ATTORNEY
Each officer and director of Blue Owl Capital Corporation whose signature appears below constitutes and appoints Craig W. Packer, Bryan Cole and Jonathan Lamm, and each of them to act without the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement and any and all amendments thereto and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 16, 2024.

Name	Title

/s/ Craig W. Packer
Craig W. Packer	Chief Executive Officer and Director

/s/ Edward D’Alelio
Edward D’Alelio	Chairman of the Board, Director

/s/ Melissa Weiler
Melissa Weiler	Director

/s/ Christopher M. Temple
Christopher M. Temple	Director

/s/ Eric Kaye
Eric Kaye	Director

/s/ Victor Woolridge
Victor Woolridge	Director

/s/ Jonathan Lamm
Jonathan Lamm	Chief Operating Officer and Chief Financial Officer

/s/ Bryan Cole
Bryan Cole	Chief Accounting Officer